Exhibit 10.7

DATED	10 May	2002

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

-and-

J WALTER THOMPSON GROUP LIMITED

-and-

WPP GROUP (UK) LIMITED

LEASE

-of-

LEVEL 1, 1 KNIGHTSBRIDGE GREEN,

LONDON SW1

Term commences:	29 September 2001
Term expires:	28 September 2021
Initial annual rent:	£500,630.86
Initial advance service charge payment: £ 22,768.75 per quarter
LTCA 1995:	new tenancy

Lovells

Ref: P1/GS D/DBDM

D0764/75453

LIB03/P1DSD/870153.01

7. To Notify Landlord Of Statutory Notices	13

8. Compliance With Statutory Requirements	14

9. Fire Precautions	14

10. Compliance With Town And Country Planning Requirements	15

11. Compliance With Landlord’s Regulations	15

12. Entry By Landlord To View And Require Tenant To Repair	15

13. Entry By Landlord To Repair And For Other Purposes	16

14. Entry By Landlord For Sale Or Reletting	16

15. Costs On Breach	17

16. Not To Encumber Common Parts	17

17. As To Alterations	17

18. Cdm Regulations	18

19. Permitted Use	18

20. Prohibited Uses	19

21. Not To Permit Encroachments	19

22. Restrictions On Alienation	19

23. Costs Of Licences	23

24. Registration Of Dealings	23

25. Aerials And Signs	23

26. Not To Strain Floors And Ceilings	23

27. Not To Interfere With Common Media	23

28. Interest On Arrears	24

29. Indemnity	24

30. Encumbrances	25

SCHEDULE 4	26

Covenants By The Landlord	26

1. Quiet Enjoyment	26

2. Insurance And Services	26

3. Enforcement Of Covenant Against Other Tenants	26

4. Non-Competition	26

5. Prohibited Use	26

SCHEDULE 5	27

Provisos, Agreements And Declarations	27

1. Forfeiture	27

2. Tenant’s Goods	27

3. Landlord’s Right To Develop	28

4. Notices	28

5. Value Added Tax	28

6. Expert Determination Proceedings	28

7. Disclaimer Of Liability For Use Of Car Park	29

8. Perpetuity Period	30

9. Data Protection Act 1998	30

10. Address For Rent Demands	30

11. Tenant’s Option To Determine	30

12. Third Party Rights	31

SCHEDULE 6	32

Rent Reviews	32

1. The Review Dates	32

2. Upward Only Rent Reviews	32

3. The Market Rent	32

4. Matters To Be Disregarded	33

5. Procedure For Determination Of Market Rent	34

6. Reviewed Rent Reserved In Phases	35

7. Time Limits	35

8. Rental Adjustments	35

9. Memorandum Of Rent Review	35

SCHEDULE 7	37

Insurance Provisions	37

1. Tenant’s Covenants	37

2. Landlord’s Covenants	39

3. Landlord An Insurance Company	40

4. Suspension Of Rent	40

5. Options To Determine	40

SCHEDULE 8	42

Part A	42

Part A Service Charge Provisions	42

1. Tenant’s Liability To Pay Service Charge	42

2. Advance Payments On Preliminary Basis	42

3. Landlord’s Costs Accounts And Service Charge Adjustments	43

4. Exceptional Expenditure	44

5. Landlord’s Protection Provisions	44

6. Vacant Parts Of The Building And Actions By The Landlord	45

7. Landlord’s Costs To Exclude Tenants’ Liabilities	45

8. Management Charges	45

9. The Landlord’s Obligation To Provide Services	46

Part B Mandatory Services And Heads Of Charge	47

10. Common Parts	47

11. Repairs	47

12. Heating Air Conditioning And Ventilation And Water	47

13. Lifts And Escalators	48

14. Insurances	48

15. Statutory Requirements	48

Part C Non-Mandatory Services And Heads Of Charge	48

16. Legal Proceedings	48

17. Employees	49

18. Common Parts	49

19. Management Premises	49

20. Refuse Collection	49

21. Fire Fighting Equipment, Security And Public Address	49

22. Insurances	50

SCHEDULE 9	51

Covenants By The Guarantor	51

SCHEDULE 10	53

Authorised Guarantee Agreement	53

PLAN 1

First Floor Plan
General Arrangement Plans
Prudential Portfolio Managers Limited
Client
Hurley, Robertson and Associates
Architects
1342
102
C8

PLAN 2

One Knightsbridge Green SW7

KNIGHTSBRIDGE
Knightsbridge Green
Knights Arcade
Brompton Arcade
KNIGHTSBRIDGE GREEN
BROMPTON ROAD
RAPHAEL STREET
ONE KNIGHTSBRIDGE GREEN
SILVER CITY HOUSE
BROMPTON ROAD
BASIL STREET
PAVILION ROAD
LANCELOT PLACE
TREVOR SQUARE
TREVOR SQUARE
LANCELOT PLACE
Knightsbridge Station (London Transport)

1 : 1000

25 50 Metre

vember 1999

Site Location Plan
1342 / SD / 001

Hurley Robertson and Associates
Architects

LEASE

THIS LEASE is made on    10 May

BETWEEN:

(1)	The Prudential Assurance Company Limited (Company Registration Number 15454) whose registered office is at 142 Holbom Bars London EC1N 2NH (the “Landlord”); and

(2)	J Walter Thompson Group Limited (Company Registration Number 1660783) whose registered office is at 40 Berkeley Square London W1X 6AD (the “Tenant”); and

(3)	WPP Group (UK) Limited (Company Registration Number 2670617) whose registered office is at 27 Farm Street London W1X 6RD (the “Guarantor”).

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Lease where the context so admits the following expressions shall have the following meanings (that is to say):

“Agreement for Lease” means the agreement dated 6 October 2000 pursuant to which this Lease was granted and made between the Landlord (1) the Tenant (2) and the Guarantor (3);

“Authorised Guarantee Agreement” means an agreement within sectionl6 of the Landlord and Tenant (Covenants) Act 1995 containing the provisions set out in Schedule 10;

“Base Rate Interest” means Interest at an annual rate equal to the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Building” the building known as 1 Knightsbridge Green and 44-58 Brompton Road, London shown edged blue on the plan annexed numbered 2 and includes all landlord’s fixtures and fittings in it and any areas the use and enjoyment of which is appurtenant to it (whether or not within the structure) and any extensions or additions from time to time made to it;

“Car Park” means the car park forming part of the Building shown edged green on the plan annexed numbered 3;

“Car Parking Spaces” means the car parking space in the Car Park as may be allocated for the Tenant from time to time and such other facilities for the parking of bicycles or motor bicycles as may be designated from time to time;

“CDM Regulations” means all Construction (Design and Management) regulations 1994 as amended, supplemented or replaced from time to time.

“Common Parts” means all parts of the Building which are available or provided by the Landlord for the general use in common by the Landlord and the tenants or occupiers of the Building (including, but without limitation, any of the following: the Car Park, forecourts, pathways, accessways, entrances, corridors, lobbies, stairways, lifts, escalators, passages, turntables courtyards, atria, light wells •pavement lights, external paviours, car park ramps, service areas, toilets, bin stores or other refuse facilities and fire escapes but excluding and such forming part of any Lettable Areas);

“Conducting Media” means pipes, wires, cables, sewers, drains, watercourses, trunking, ducts, flues, gutters, gullies, channels, conduits, and other media;

“Encumbrances” means the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained, imposed by or referred to in the documents brief particulars of which are set out in Schedule 2;

“Excluded Plant” means the plant and machinery, air handling units, radiators, fan coil units, chilled beam units, ductwork and all ancillary or associated wiring or control equipment, plumbing, pipework and conducting media and the conducting media comprised in the central heating and hot water system air conditioning and ventilation system serving the Premises in common with other parts of the Building including any items installed by the Tenant (or any predecessor in title of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them) and exclusively serving the Premises but connected to a system serving other parts of the Building but excluding the air diffusers, grilles, fascias, surrounds or other equipment forming part of the suspended ceiling or perimeter fabric and fittings;

“Group Company” means any company which is for the time being a member of the same group of companies as the Landlord or the Tenant or the Guarantor (as the case may be) within the meaning of section 42(1) of the Landlord and Tenant Act 1954;

“Guarantor” includes the executors or administrators of the Guarantor;

“Higher Rate Interest” means Interest at an annual rate of 4% over the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Insured Risks” means (subject to such exclusions and limitations as may be imposed from time to time by the insurer provided always that notice of such exclusions and limitations will be given to the Tenant on request) fire, lightning, explosion, aircraft and articles dropped from them, riot, terrorism, civil commotion, malicious damage, storm, tempest, flood, earthquake, bursting or overflowing of water tanks, apparatus and pipes, impact by any vehicle and such other risks as the Landlord may consider necessary to insure;

“Interest” means interest from time to time calculated on a day to day basis (as well after as before judgment) compounded at quarterly rests on the usual quarter days;

“Landlord” includes the reversioner for the time being immediately expectant on the Term;

“Landlord’s Costs” has the meaning given to it in Schedule 8 paragraph 1.3;

“Landlord’s Surveyor” means a surveyor or member of a firm of surveyors instructed by the Landlord for any of the purposes of this Lease who shall be a fellow or associate of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers or suitably experienced and such surveyor may be a person employed by the Landlord or a company which is a Group Company of the Landlord;

“Lettable Areas” means the accommodation in the Building from time to time let or intended for letting by the Landlord to one or more tenants whether or not actually let or occupied;

“Main Structure” means the exterior and main structure of the Building including the foundations, roofs, load bearing walls, load bearing columns, ceilings and floors and exterior windows and lights (but excluding any glass within interior doors, walls or partitions, raised floors, suspended ceilings, all internal cladding, plasterwork and decoration - save where internal to any Common Parts and all floor screening and finishes);

“Management Premises” means all administrative, security and control offices and centres and stores (if any) maintained by the Landlord for the purpose of managing the Building and providing the Services together with any accommodation including residential accommodation (whether in the Building or elsewhere) provided by the Landlord for a caretaker or facilities manager employed by it for purposes connected with the Building;

“Net Internal Area” means net internal floor area measured in accordance with Definition 3 of the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers Fourth Edition (November 1993);

“Normal Working Hours” means the hours between 8am and 7pm Monday to Friday;

“Outgoings” means all monetary obligations of any kind (whether parliamentary, parochial or otherwise) which are now or may at any time be assessed, charged or imposed on property or on the owner or occupier of property;

“Planning Acts” means “the consolidating Acts” as defined in the Planning (Consequential Provisions) Act 1990 and any other legislation relating to town and country planning in force from time to time;

“Premises” means the premises (forming part of the Building) described in Schedule 1 Part A and each and every part of them;

“Service Charge” has the meaning given to it in Schedule 8 paragraph 1.2;

“Services” has the meaning given to it in Schedule 8 paragraph 1.4; “Tenant” includes the successors in title and assigns of the Tenant;

“Term” means a term commencing on and including 29 September 2001 and thereafter a term of 20 years;

“VAT” means value added tax and any other tax of a similar nature;

“Water and Sewerage Charges” means all charges for the supply of water together with any charges for services performed, facilities provided or rights made available by the water undertaker or the sewerage undertaker or other relevant authority under the powers granted by any relevant legislation in force from time to time (including, but without limitation, sewerage and environmental charges and water meter rents).

1.2	(a) Where two or more persons are included in the expression “Tenant” or “Guarantor” the liability under any covenant or other obligation on the part of such persons shall be joint and several.

(b)	Any words or expressions importing the singular number include the plural number and vice versa and words importing gender include any other gender.

(c)	The index and clause headings in this Lease are for ease of reference only and have no other significance.

(d)

Unless otherwise specified any reference to an Act of Parliament includes a reference to that Act as amended or replaced whether before or after the date of this Lease and to subordinate legislation or bylaws made under it and any general reference to statute or legislation includes subordinate legislation and bylaws.

(e)	Any reference in this Lease to the end of the Term shall mean the expiration or earlier termination of this Lease for whatever reason.

(f)	References to numbered clauses and schedules are references to the relevant clause or Schedule to this Lease unless the context otherwise requires.

(g)	References in any Schedule to numbered paragraphs are references to the relevant paragraph in that Schedule unless the context otherwise requires.

(h)

In any case where the Tenant is placed under a restriction by this Lease the restriction shall be deemed to include the obligation on the Tenant not knowingly to permit or allow the infringement of the restriction by any person under the control of the Tenant.

(i)	Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only if the consent or approval is given in writing.

(j)

Any right to enter the Premises conferred upon the Landlord by this Lease shall be exercisable when appropriate also by the Landlord’s employees, agents and workpeople and any others authorised by it under the terms of this Lease.

2.	DEMISE, TERM, RENT AND RENT PAYMENT DATES

2.1	In consideration of the rents and other obligations on the part of the Tenant and of the Guarantor contained in this Lease the Landlord demises to the Tenant the Premises

2.2	TOGETHER WITH the rights set out in Schedule 1 Part B

2.3	EXCEPT AND RESERVED to the Landlord the rights set out in Schedule 1 Part C

2.4	for the Term

2.5	SUBJECT to the Encumbrances

2.6	the Tenant PAYING during the Term:

(a)

the yearly rent of £500,630.86 (subject to the provisions for revision in Schedule 6) by equal quarterly payments in advance on the usual quarter days in every year, the first of such payments to be calculated from 30 August 2002 to 28 September 2002 (both dates inclusive) and to be made on 30 August 2002;

(b)	as additional rent the Service Charge, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(c)	on demand as additional rent the sums specified in Schedule 7, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(d)

where Water and Sewerage charges are not levied directly on the occupier of the Premises on demand as additional rent a sum equal to the proportion attributable to the Premises of Water and Sewerage Charges payable by the Landlord in respect of the Building;

(e)	as additional rent any VAT which may be or become chargeable in respect of any rent payable under this Lease;

(f)	as additional rent any other sums payable pursuant to this Lease.

3.	TENANT’S COVENANTS

The Tenant hereby covenants with the Landlord to observe and perform the covenants and stipulations set out in Schedule 3.

4.	LANDLORD’S COVENANTS

The Landlord hereby covenants with the Tenant to observe and perform the covenants and stipulations set out in Schedule 4.

5.	PROVISOS

It is hereby agreed and declared as mentioned in Schedule 5.

6.	INCORPORATION OF SCHEDULES 6, 7 AND 8

The provisions for rent review set out in Schedule 6, the insurance provisions set out in Schedule 7 and the provisions for service charge set out in Schedule 8 are incorporated.

7.	GUARANTOR’S COVENANTS

The Guarantor hereby covenants with the Landlord in the manner set out in Schedule 9.

8.	OPERATION OF THIS DEED

This document shall be treated as having been executed and delivered as a deed only upon being dated.

9.	NEW TENANCY

This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995.

IN WITNESS whereof this deed has been duly executed and delivered the day and year first before written

SCHEDULE 1

Part A

The Premises

1.	ALL THOSE premises situate on the first floor of the Building which premises are for the purpose of identification only edged red on the plan numbered 1 annexed to this Lease.

2.	There is included within the premises:

2.1	all walls, floors and ceilings (including any raised floors, suspended ceilings and the voids below and above them and all light fittings) of the premises;

2.2	all internal cladding, plasterwork and decoration and all floor screeding and finishes;

2.3	all doors, door frames, equipment, fitments and any glass relating to the doors of the premises;

2.4

the decorative finish on the inside of the windows and other lights of the premises and (to the extent that they are not part of any sealed units forming the exterior of the premises) any equipment and fitments relating to windows and lights of the premises;

2.5	all Conducting Media within and exclusively serving the premises except where they form part of the Excluded Plant;

2.6	all landlord’s fixtures and fittings (except where they form part of the Common Media or the Excluded Plant) including, but without limitation, the following:

(a)	electrical services for power, lighting and telecommunications;

(b)	drainage and water services;

(c)	gas services;

(d)	fire protection systems;

(e)	distribution trunking, ducting and conduits for electrical, telephone and other communication services;

(f)	carpets;

2.7	all improvements and additions made to the premises.

3.	The Main Structure is excluded from the premises but subject to paragraphs 2.3 and 2.4 of this Part of this Schedule.

4.	The Excluded Plant is excluded from the premises.

Part B

Rights Granted

5.	The rights in common with all others having similar rights from time to time:

5.1

of passage to and from the Premises along and through the common entrance, staircases and passages of the Building and by means of the lifts and escalators in it during such times as the same shall be working;

5.2	of free passage of services from and to the Premises through the Common Media;

5.3

to use such of the toilets, kitchens, tea making facilities and refuse facilities in the Building as may be allocated to the Tenant by the Landlord from time to time with the right of access to and from them.

6.	The right to use the Car Parking Spaces:

6.1	only for the parking of private motor cars or bicycles belonging to the Tenant or any undertenant or their respective staff or invitees;

6.2

the rights contained in this paragraph may upon reasonable notice be suspended during such period as the Landlord may reasonably require in connection with any repairs or alterations to or rebuilding of the Building or any adjoining premises or any other works which may be carried out in the Building or any adjoining premises or the Car Park.

7.	The right to install a generator in the basement of the Building and thereafter to maintain, repair and renew such generator.

8.	The right of access on to such parts of the Building as may be necessary in order to exercise the rights granted in Part B of this Schedule.

Part C

Exceptions and Reservations

9.

9.1

The free and uninterrupted passage of air, water, soil, gas and electricity through the Common Media which are now or may at any time be within the Premises with power for the Landlord at all reasonable times to enter the Premises where reasonably necessary for the purpose of:

(a)	any matter or thing connected with the Services; and/or

(b)	adding to, inspecting, cleansing, maintaining, modernising, repairing, replacing or altering the Common Media.

9.2	Any such adding to, inspections, cleansing, maintenance, modernisation, repairs, replacements or alterations shall be done as soon as reasonably practicable.

10.

Full right and liberty to enter by reasonable prior notice upon the Premises at any reasonable time in order to erect scaffolding and/or to build on, under or into any part of the Building including, but without limitation, structural walls, floors, ceilings, columns, roofs and foundations or to build over the Building.

11.

The Landlord shall make good in a reasonable manner to the reasonable satisfaction of the Tenant all damage occasioned to the Premises in the exercise of the rights referred to in paragraphs 9 and 10 of this Schedule but the Landlord shall not be liable to pay compensation for any inconvenience caused to the Tenant.

12.	All rights of entry upon the Premises referred to in Schedule 3 paragraphs 8, 12, 13 and 0.

13.

In the interest of maintaining uniformity of appearance the right to maintain, decorate or replace any door or window giving on to the Common Parts or forming part of the exterior of the Building with power for the Landlord at all reasonable times to enter the Premises for the purpose of exercising such right.

SCHEDULE 2

The Encumbrances

The entries in the Property and Charges Registers of Title Number NGL789688 insofar as they relate to the Premises but excluding the Section 106 Agreements dated 21 April 1995 and 15 May 2000 and the Supplementary Deed dated 18 October 1999.

SCHEDULE 3

Covenants by the Tenant

1.	Payment of rents

To pay the rents reserved by this Lease as and when stipulated without any deduction or set off and by bankers’ standing order unless otherwise required by the Landlord.

2.	Outgoings

2.1

Subject to paragraph 2.2 to pay and discharge all Outgoings in respect of the Premises and a fair and reasonable proportion of all Outgoings which may be payable in respect of the Premises in common with other property.

2.2

There is excepted from paragraph 2.1 income and corporation tax (or other tax of a like nature) assessed on the Landlord in respect of its rental and other income arising from or under this Lease or tax payable as a result of any dealing with any reversion immediately or mediately expectant on the Term.

2.3

To indemnify the Landlord against any loss to the Landlord of any void rating relief which would have been applicable to the Premises by reason of the Premises being vacant after the end of the Term but which is not available to the Landlord on the ground that relief has already been allowed to the Tenant or any person claiming title to the Premises through the Tenant.

3.	Value Added Tax

3.1	To pay on demand such VAT as may be chargeable on goods and services supplied by or on behalf of the Landlord.

3.2

To indemnify and keep indemnified the Landlord against any VAT paid or payable by the Landlord in respect of any costs, fees, disbursements, expenses or other sums which the Landlord is entitled to recover under the terms of this Lease which do not constitute consideration for taxable supplies of goods and services made by the Landlord.

4.	Decoration

4.1

In every fifth year of the Term and also in the last six months before the end of the Term in a proper and workmanlike manner to prepare and paint with two coats of good quality paint all parts of the Premises usually or requiring to be painted and to treat other parts of the Premises with suitable and appropriate materials.

4.2	Not to paint or otherwise decorate:

(a)	any external part of the Premises;

(b)	the surface of any door or window giving on to the Common Parts without first giving the Landlord at least 28 days notice of its intention.

4.3

If within 28 days of receipt of such notice as is referred to in paragraph 4.2(b) the Landlord shall notify the Tenant that it wishes to carry out the painting or decoration in question the Tenant shall refrain from doing so.

4.4

If the Landlord notifies the Tenant that it does not wish to carry out such painting or decoration or if the Landlord fails to give the Tenant any notification within such 28 day period the Tenant may carry out the painting or decoration in question and in so doing the Tenant shall adhere to the then existing colour scheme and shall carry out the work in the manner and with the materials specified in paragraph 4.1.

4.5

Decoration of the inside of the Premises in the last six months of the Term shall be carried out in such colours, patterns and materials as the Landlord may approve (such approval not to be -unreasonably withheld).

5.	Repairs

5.1	Subject to paragraphs 4.3 and 5.2 to well and substantially repair, cleanse and keep in good and substantial repair, decorative order and condition the Premises.

5.2	There is excepted from paragraph 5.1:

(a)

damage by any of the Insured Risks unless and to the extent that the insurance moneys are wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees;

(b)

any liability to repair or replace any part of the central heating and hot water and air-conditioning and ventilation services and on the contrary the Tenant shall not repair or replace them but the Landlord shall be responsible for so doing as part of the Services.

5.3	To notify the Landlord immediately the Tenant becomes aware of any defect in the Excluded Plant.

5.4

To replace any door or window requiring to be replaced under the provisions of paragraph 5.1 with a door or window of similar quality and appearance or with such other door or window as shall be approved by the Landlord (such approval not to be unreasonably withheld).

5.5	To clean all the glass in the Premises (including the inside surface of any exterior windows) as often as may reasonably be required and in any event at least once a month.

5.6	There is excepted from paragraph 5.5 the external face of any windows giving on to the Common Parts or forming part of the exterior of the Building.

5.7	As often as required (and in any event at the end of the Term) to replace (where necessary) the carpeting with good quality carpeting of similar nature, quality and appearance.

5.8

In connection with s 4 Defective Premises Act 1972 to notify the Landlord immediately the Tenant becomes aware of any defect in the Premises or the Building which may cause personal injury or damage to property.

6.	Yielding up

6.1	At the end of the Term:

(a)

subject always to the provisions of paragraph 5 quietly to yield up the Premises duly kept in accordance with the Tenant’s obligations together with all additions and improvements made in the meantime;

(b)	unless otherwise required by the Landlord to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party;

(c)

unless otherwise required by the Landlord at the Tenant’s expense to remove any alterations or additions made to the Premises by the Tenant or the predecessors in title to the Premises of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them during the subsistence of this Lease or under an agreement for the grant of this Lease; and

(d)	to make good to the reasonable satisfaction of the Landlord any damage caused to the Premises by such removal.

6.2	In case of default the Landlord may execute such works or do any other thing which may be necessary to comply with the requirements specified in paragraph 6.1.

6.3

To pay to the Landlord on demand all expenses so incurred and mesne profits at the rate of the rent payable under this Lease immediately prior to the end of the Term during the period reasonably required for the exercise of the Landlord’s rights under paragraph 6.2 with Higher Rate Interest on such expenses from the date of expenditure and on the mesne profits from the date of demand until in each case the date they are paid by the Tenant to the Landlord.

7.	To notify Landlord of statutory notices

7.1

As soon as practicable following receipt of any permission, notice, direction, order, certificate, assessment or proposal relevant to the Premises or to the use or condition of the Premises or otherwise concerning the Landlord’s interest in the Premises given or issued under or by virtue of any Act of Parliament to produce a copy to the Landlord.

7.2

At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such permission, notice, order, certificate, assessment or proposal as the Landlord shall reasonably deem expedient.

8.	Compliance with statutory requirements

8.1

At the Tenant’s own expense to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put by the Tenant or any lawful occupier that are required in order to comply with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction regardless of whether such requirements are imposed on the owner or occupier.

8.2

Not knowingly to do in or near the Premises any act or thing by reason of which the Landlord may under any statute incur, have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses.

8.3

Without prejudice to the generality of paragraphs 8.1 and 8.2 to comply in all respects with the provisions of any statutes and any other obligations imposed by law or by any bylaws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on in the Premises by the Tenant or any lawful occupier.

8.4	In relation to health and safety to comply with the proper practice recommended by all appropriate authorities.

8.5

In case of default it shall be lawful for the Landlord to enter the Premises and execute such works or do any other thing which may be necessary to comply with the requirements specified in this paragraph.

8.6	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

9.	Fire precautions

9.1	To comply with all requirements and recommendations made from time to time by the fire authority or the insurers of the Premises.

9.2

To carry out periodic testing of any independently operated fire alarms within the Premises and participate in evacuation procedures and keep all requisite log-books and other documents and records up to date and available for inspection.

9.3

To keep the Premises sufficiently supplied and equipped with such fire fighting and extinguishing appliances as shall from time to time be required by any statute or by the fire or other competent authority or the insurers of the Premises or (at the Landlord’s option) to pay to the Landlord on demand the cost of providing and installing any of the same and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord.

9.4	If so required by the Landlord to connect to the Landlord’s reasonable satisfaction any fire alarm system for the Premises into any fire alarm system for the Building generally.

10.	Compliance with town and country planning requirements

10.1

To comply with the provisions and requirements of the Planning Acts and of all consents, permissions and conditions (if any) granted or imposed or having effect under the Planning Acts so far as the same respectively relate to or affect the Premises or any part of the Premises or any operations, works, acts or things already or in the future to be done or omitted on the Premises or the use of the Premises by the Tenant or any lawful occupier.

10.2

Not to make any application for planning permission without the consent of the Landlord (such consent not to be unreasonably withheld where the Landlord’s consent to the subject matter of the application cannot be unreasonably withheld under the terms of this Lease).

10.3

Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use (being an alteration or addition or change of use which is prohibited by or for which the Landlord’s consent is required to be obtained under this Lease and for which a planning permission needs to be obtained) before a planning permission for such work or change of use has been produced to the Landlord and acknowledged by it in writing as satisfactory to it But so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period of it or any condition contained with or anything omitted from it in the reasonable opinion of the Landlord’s Surveyor would be or be likely to be prejudicial to the Landlord’s interest in the Premises or the Building whether during or after the Term.

10.4

Unless the Landlord shall otherwise direct to carry out and complete before the end of the Term any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any development begun before the end of the Term.

10.5

If and when called upon so to do to produce to the Landlord or the Landlord’s Surveyor all such plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this paragraph have been complied with in all respects.

11.	Compliance with Landlord’s regulations

To observe all reasonable regulations made by the Landlord from time to time and notified in writing to the Tenant having as their object the safety, promotion, maintenance, management and general amenity of the Building (including the Common Parts).

12.	Entry by Landlord to view and require Tenant to repair

12.1

To permit the Landlord at all reasonable times after notice (except in an emergency) to enter the Premises to view their state and condition and to give notice to the Tenant of any defects in the state of repair and condition of the Premises which are the Tenant’s responsibility or any unauthorised alterations.

12.2

The Tenant will within one month after any such notice (or sooner if necessary) commence to repair and make good such defects or remove such alterations to the reasonable satisfaction of the Landlord’s Surveyor.

12.3	In case of default it shall be lawful for the Landlord to enter the Premises and execute such works.

12.4	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

13.	Entry by Landlord to repair and for other purposes

To permit the Landlord and also the tenants and occupiers of any adjoining premises or their workpeople where reasonably necessary at reasonable times after notice (except in an emergency) to enter upon the Premises for the purpose of:

13.1	inspecting or executing repairs or alterations to or upon such adjoining premises or the Building;

13.2	inspecting, maintaining, repairing or replacing the Excluded Plant;

13.3	decorating the Common Parts and the exterior of the Building;

13.4

doing anything which the Landlord considers necessary or desirable for the performance by the Landlord of the covenants on its part contained in this Lease or to third parties or the provision of the Services;

13.5	inspecting or surveying the Premises for valuation purposes;

13.6

doing anything reasonably incidental to the repair, maintenance, management or security of the Building or the performance of the Landlord’s legal duties and compliance with proper practice in relation to health and safety or otherwise;

and the Landlord shall not be liable to pay compensation for any nuisance, annoyance, inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Premises as soon as reasonably practicable.

14.	Entry by Landlord for sale or reletting

14.1

To permit the Landlord at reasonable times after notice to enter upon the Premises to survey the same and to affix upon any suitable part of the exterior of the Premises notice boards or bills for selling the interest of the Landlord or for reletting the Premises or any other part of the Building.

14.2	Not to remove or obscure any such notice boards or bills.

14.3	To permit all persons with authority from the Landlord at all reasonable times in the daytime to enter and view the Premises.

15.	Costs on breach

To pay on demand to the Landlord all costs, charges and expenses (including, but without limitation, legal costs, bailiffs fees and fees payable to a surveyor and/or architect) which may be incurred by the Landlord:

(a)	in or in reasonable contemplation of any proceedings under s 146 and/or 147 Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court; and/or

(b)	in the recovery or attempted recovery of arrears of rent and/or additional rent due from the Tenant under this Lease; and/or

(c)	in the preparation and/or service of any notice or schedule relating to the condition of the Premises whether during or after the end of the Term.

16.	Not to encumber Common Parts

Not to encumber the Common Parts with articles or goods of any description.

17.	As to alterations

17.1

Not without the consent of the Landlord (which it shall be entitled to withhold at its absolute discretion) to make any alterations or additions or other works whatsoever to the Main Structure or affecting the appearance of the Premises as seen from the exterior or the Common Parts.

17.2

Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any other alterations or additions to the Premises or to the mechanical and electrical plant and equipment within the Premises PROVIDED that the Tenant may erect or remove demountable partitioning within the Premises on condition that:

(a)	prior to the commencement of such works full details are provided to the Landlord; and

(b)	all necessary consents required for the works have been obtained; and

(c)	the external appearance of the Building and the efficiency of the Excluded Plant is not thereby affected.

17.3

Without prejudice to the preceding provisions of this paragraph in the event that any alteration or addition shall be carried out to the Premises to notify the Landlord in writing immediately following completion of the cost of the works for insurance purposes.

18.	CDM Regulations

Without prejudice to its other obligations under this Lease, if the Tenant carries out or engages others to carry out any work at the Premises to which the CDM Regulations apply the Tenant shall:

(a)	comply with the requirements of the CDM Regulations;

(b)

either be the only client for the purposes of the CDM Regulations, in which case the Tenant warrants to the Landlord that it has the competence and resources to comply with the requirements of the CDM Regulations or forthwith appoint an agent pursuant to regulation 4(1) of the CDM Regulations;

(c)

forthwith either make a declaration to the Executive (as defined in the Health and Safety at Work, etc Act 1974) that the Tenant is the client or procure that its agent appointed pursuant to paragraph 18 (b) makes a declaration to the Executive in either case in accordance with regulation 4(4) of the CDM Regulations;

(d)	supply to the Landlord a copy of the applicable declaration referred to in paragraph 18(c) and of the Executive’s notice in response as soon as it is respectively made and received;

(e)

deliver to the Landlord as soon as it is prepared, but in any event no later than the completion of the Tenant’s works, the health and safety file which complies with the requirements of the CDM Regulations and as identified in this Lease of the Landlord; and

(f)	keep a copy of the health and safety file referred to in paragraph 18(e) available at the Premises for inspection by the Landlord and third parties.

19.	Permitted use

19.1

Not to use the Premises or permit any part of the Premises to be used otherwise than as offices within Class B1 Town and Country Planning (Use Classes) Order 1987 (the “Order”) together with uses ancillary thereto which may include a wine bar (being an ancillary use and not involving any change of use under the Order) for use by the Tenant’s employees, clients and all others expressly authorised by it.

19.2	Nothing in this Lease shall imply or be treated as a warranty by the Landlord that the use permitted by this Lease complies with the Planning Acts.

20.	Prohibited uses

Not to:

(a)	use the Premises or permit any part of the Premises to be used in connection with the sale of timeshares;

(b)	permit any sale by auction or public meeting to be held upon the Premises;

(c)

permit in or upon the Premises or the Car Park any act or thing which is illegal or immoral or which shall or may be or become a nuisance, damage, or excess annoyance or inconvenience to the Landlord or its tenants or the occupiers of any adjoining or neighbouring premises.

21.	Not to permit encroachments

21.1	Not to:

(a)	stop up, darken or obstruct any windows or light belonging to the Premises or any other part of the Building;

(b)

permit any new window, light, opening, doorway, path, passage, drain or other encroachment or easement to be made or acquired in, against, out of or upon the Premises which may be or grow to the damage, annoyance or inconvenience of the Landlord or any of its tenants.

21.2

In case any such window, light, opening, doorway, path, passage, drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

22.	Restrictions on alienation

22.1	Not to:

(a)	part with or share possession or occupation of the whole or any part or parts of the Premises or charge or mortgage the whole or any part or parts of the Premises;

(b)	grant to any third parties any rights over the Premises;

except by way of an assignment, underlease or charge of the whole of the Premises or an underletting of a Permitted Part in accordance with the provisions of this paragraph 22.

22.2	Consent of the Landlord

(a)

Without prejudice to the Tenant’s obligations in the following provisions of this paragraph 22, neither the Tenant nor any person deriving title under the Tenant shall assign, underlet or charge the Premises without the Landlord’s consent (such consent not to be unreasonably withheld).

(b)

Any consent granted under this paragraph shall only be valid for a period of three months from its date unless acted upon within such period and without prejudice to paragraph 24 may be revoked at the Landlord’s sole discretion if the transaction for which consent has been granted has not been registered with the Landlord within such period.

Assignments

22.3	Not to assign any part of the Premises (as distinct from the whole).

22.4

Not to assign the whole of the Premises without prior written consent of the Landlord (such consent not to be unreasonably withheld) provided that the Landlord shall be entitled (for the purposes of s 19(1A) Landlord and Tenant Act 1927):

(a)	to withhold its consent in any of the circumstances set out in paragraph 22.6;

(b)	to impose all or any of the matters set out in paragraph 22.7 as a condition of its consent.

22.5

The provisos to paragraph 22.4 shall operate without prejudice to the rights of the Landlord to withhold such consent on any other ground or grounds where such withholding of consent would be reasonable or to impose any further condition or conditions upon the grant of consent where the imposition of such condition or conditions would be reasonable.

22.6	The circumstances referred to in paragraph 22.4(a) are as follows:

(a)	where the proposed assignee is a Group Company of the Tenant;

(b)	where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the tenants covenants in the Lease;

(c)

where the proposed assignee is not resident in the United Kingdom of Great Britain and Northern Ireland or in the European Community or in a jurisdiction where reciprocal enforcement of judgments exists.

22.7	The conditions referred to in paragraph 22.4(b) are as follows:

(a)	the execution by the Tenant and delivery to the Landlord prior to the assignment in question of an Authorised Guarantee Agreement;

(b)	the payment to the Landlord of all rents and other sums which have fallen due under the Lease prior to the date of the assignment;

(c)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require any intended assignee to procure a surety or sureties for such assignee acceptable to the Landlord and such surety or sureties (if more than one jointly and severally) shall covenant with the Landlord in the terms set out in Schedule 9;

(d)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require the execution by any intended assignee and delivery to the Landlord by the time of the assignment in question of a rent deposit deed (in such form as the Landlord shall reasonably require to provide for the deposit of a sum equal to six months rent with any applicable VAT) together with the payment by way of cleared funds of such sum.

Underletting

22.8	Not to underlet any part of the Premises (as distinct from the whole) if by so doing the Premises would comprise more than two units of occupation.

22.9	Not to underlet the whole or part of the Premises except where the following conditions are fulfilled:

(a)	any underlease whether mediate or immediate to be granted out of this Lease shall:

(i)	initially and at each rent review (if any) be at not less than an open market rent at the time of grant without fine or premium;

(ii)	contain provision for rent review in an upward direction only at least at such times as to coincide with the rent reviews provided for in this Lease;

(iii)

contain an absolute covenant on the part of the undertenant not to underlet, part with possession of or share possession or occupation of the whole or any part or parts of the sub-demised premises or mortgage or charge the whole or any part or parts of the sub-demised premises except by way of an assignment or charge of the whole of the sub-demised premises;

(iv)	contain a covenant on the part of the undertenant not to assign or charge the whole of the sub-demised premises without the consent of the Landlord under this Lease;

(v)	otherwise be on similar terms mutatis mutandis to the terms of this Lease;

(vi)	be in a form approved by the Landlord prior to its grant;

(b)

any underlease of part shall contain an agreement to exclude the provisions of s 24 to 28 Landlord and Tenant Act 1954 in relation to such underlease and that agreement shall have been duly authorised beforehand by the Court;

(c)

prior to the grant of any underlease the Tenant shall procure that the undertenant enters into a deed of covenant with the Landlord to pay the rents and other sums reserved by and observe and perform the covenants on the undertenant’s part and the conditions contained in the proposed underlease and not to do or omit any act or thing in respect of the sub-demised premises which would or might cause the Tenant to be in breach of the covenants on the part of the Tenant contained in this Lease.

22.10	The Tenant shall:

(a)	not consent to or participate in any variation or addition whatsoever to any such underlease granted in accordance with the preceding provisions of this paragraph without the consent of the Landlord;

(b)	enforce all the covenants and obligations of the undertenant under any such underlease;

(c)

operate and effect all reviews of rent pursuant to the terms of any such underlease but shall not agree or have determined any reviewed rent until the corresponding rent review under this Lease is agreed or determined;

(d)	notify the Landlord of the reviewed rent immediately it has been agreed or determined;

(e)	not accept a surrender of any underlease without the consent of the Landlord.

22.11	Sharing with Group Companies

Notwithstanding the preceding provisions of this paragraph 22, if and so long as the Tenant shall be a Group Company of WPP Group Plc nothing in this paragraph shall prevent the Tenant from sharing occupation of the whole or any part or parts of the Premises with any other Group Company of WPP Group Plc on condition that:

(a)	the registered office of the Group Company shall also be in the United Kingdom of Great Britain, Northern Ireland or the European Community;

(b)	the interest in the Premises so created shall be no more than a tenancy at will;

(c)	the right of any company to occupy the Premises or any part or parts of the Premises shall immediately determine upon such company ceasing to be a Group Company.

22.12	To supply information

From time to time on demand during the Term to furnish the Landlord with particulars of any derivative interest in the Premises, including particulars of the rents payable and such other information and copy documents as the Landlord may reasonably require, and the cost of so doing shall be borne by the Tenant if this clause is not invoked more frequently than once a year but otherwise on each second or subsequent occasion in any year the Landlord shall bear the Tenant’s reasonable costs of compliance.

23.	Costs of licences

To pay all the Landlord’s reasonable and proper costs fees and/or expenses incurred in connection with any request for a licence or consent pursuant to the terms of this Lease including where the request is withdrawn or the licence or consent is lawfully withheld.

24.	Registration of dealings

Within one month after any assignment or underletting of whole or of part or the assignment of any such underlease or after any devolution by will or otherwise or mortgage or charge affecting the Premises (except a floating charge affecting an underlease) to produce to the solicitor for the time being of the Landlord the deed or instrument effecting the same and pay his fee for registration.

25.	Aerials and signs

25.1 Subject to paragraph 25.2 not to place or affix any aerial or satellite dish or any sign, signboard, facia, placard, bill, notice or other notification whatsoever to or upon the outside of the Premises or the windows or inside the Premises so as to be visible from the outside.

25.2	There is excepted from paragraph 25.1:

(a)

the name of the Tenant and any permitted undertenants signwritten on or close to the entrance doors of the Premises in materials and a style and manner approved by the Landlord or the Landlord’s Surveyor;

(b)	the name of the Tenant and any permitted undertenants displayed on the Landlord’s indicator board (if any) in the entrance lobby in the Building.

26.	Not to strain floors and ceilings

Not to impose any strain on the floors and ceilings of the Premises beyond that which they were designed to bear.

27.	Not to interfere with Common Media

Not to overload damage or interfere with:

(a)	the Common Media; or

(b)	the plant and machinery and landlord’s fixtures and fittings in the Common Parts; or

(c)	any sprinkler or fire alarm system whether forming part of the Common Media or exclusively serving the Premises; or

(d)	the Excluded Plant.

28.	Interest on arrears

28.1

If any sum payable by the Tenant to the Landlord under this Lease shall not be paid within 14 days of the same becoming due to pay to the Landlord Higher Rate Interest from the date of the same becoming due down to the date of payment.

28.2

Paragraph 28.1 shall apply to shortfall on review or interest on such shortfall payable under the provisions of Schedule 6 paragraph 8 with effect from the date of demand where such shortfall and interest are not paid within seven days as referred to in that paragraph.

28.3

If collection of rent has been suspended by the Landlord for breach of covenant the Tenant shall, when the breach has been made good to the satisfaction of the Landlord or when this Lease shall be forfeited (as the case may be), pay to the Landlord in addition to the arrears of rent then due Higher Rate Interest from the date that rent became due down to the date of actual payment.

29.	Indemnity

To indemnify the Landlord against all claims, demands, proceedings, damages, costs and expenses properly incurred:

29.1	in respect of or incurred in connection with any damage or injury occasioned to:

(a)	the Premises or the Building; or

(b)	any adjacent or neighbouring premises belonging to the Landlord; or

(c)	any person or any property movable or immovable

by any act, default or negligence of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees; or

29.2	for which the Landlord may be rendered liable or be exposed by reason of the breach, non-observance or non-performance by the Tenant of its covenants and the conditions in this Lease.

30.	Encumbrances

To perform and observe the Encumbrances so far as they relate to the Premises.

SCHEDULE 4

Covenants by the Landlord

1.	Quiet enjoyment

That subject to the Tenant paying the rents reserved by and observing and performing the covenants on the part of the Tenant contained in this Lease the Tenant may peaceably and quietly enjoy the Premises and the rights conferred in Part B to Schedule 1 during the Term without any lawful interruption or disturbance from or by the Landlord or any person or persons lawfully or equitably claiming under or in trust for it.

2.	Insurance and services

To observe and perform the Landlord’s obligations as to insurance and services set out in Schedules 7 and 8 respectively.

3.	Enforcement of covenant against other tenants

To impose in all leases of the office areas of the Building covenants similar to those contained in Schedule 3 and to enforce those covenants against the tenants of all parts of the Building.

4.	Non-competition

For so long as not less than four complete floors of the Building are occupied by J Walter Thompson Group Limited or by a Group Company of WPP Group PLC not to:

(a)

grant any lease or dispose of any office space in the Building to any of Omnicom, True North, Interpublic and Cordiant or companies which were as at 15 May 2000 a Group Company of any of the foregoing (the “Excluded Companies”) and will not consent to any assignment, lease or other disposition as aforesaid to any of the Excluded Companies; and

(b)	grant naming rights for the Building to any other occupier and will consult with the Tenant before changing the name of the Building from Number One Knightsbridge Green.

5.	Prohibited use

Whilst the Premises or any part thereof are occupied by J Walter Thompson Group Limited not to permit the unit shown marked “Retail 1” on the plan annexed numbered 1 to be used for any purpose within Class A3 of the Town & Country Planning (Use Classes) Order 1987.

SCHEDULE 5

Provisos, agreements and declarations

1.	Forfeiture

Without prejudice to any other provisions contained in this Lease the Landlord may at any time re-enter the Premises and immediately on so doing this Lease shall terminate absolutely but without prejudice to any rights of the Landlord in respect of any breach of any of the obligations on the Tenant’s part in this Lease:

1.1	if the reserved rents are unpaid for 21 days after becoming payable (whether formally demanded or not); or

1.2	if the Tenant is in breach of any of the Tenant’s obligations in this Lease which have not been remedied; or

1.3	if the Tenant or any guarantor of the Tenant’s obligations:

(a)

(being a company or if in partnership) enters into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation not involving a realisation of assets) or has a winding up order made against it by the Court or has a receiver appointed over all or any part of its assets or an administration order is made pursuant to the Insolvency Act 1986 or the Insolvent Partnerships Order 1994; or

(b)	(being one or more individuals whether or not in partnership together) any one of them petitions the court for his own bankruptcy or has a bankruptcy order made against him; or

(c)

becomes insolvent or enters into any composition with its or his creditors or enters into a voluntary arrangement (within the meaning of s 1 or 253 Insolvency Act 1986 or the Insolvent Partnerships Order 1994) or distress, sequestration or execution is levied on its or his goods.

2.	Tenant’s goods

2.1

The Landlord shall be deemed to have been irrevocably appointed the Tenant’s agent to store and/or dispose of all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with its covenants contained in Schedule 3 paragraph 6 and/or Schedule 7 paragraph 1.7.

2.2

The Tenant shall indemnify the Landlord against all costs and expenses as the Landlord may properly incur in so storing and/or disposing of any such property and against any claim made against the Landlord in relation to any such property by any third party.

2.3	To pay to the Landlord on demand Higher Rate Interest on such costs and expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

3.	Landlord’s right to develop

Nothing contained in this Lease shall by implication of law or otherwise operate to confer on the Tenant any easement, right or privilege whatsoever over or against any adjoining or other property belonging to the Landlord (whether forming part of the Building or not) which might restrict or prejudicially affect the future rebuilding, alteration or development of such adjoining or other property nor shall the Tenant be entitled to compensation for any damage or disturbance caused by or suffered through any such rebuilding, alteration or development.

4.	Notices

4.1	Any notice or notification served or given under or in connection with this Lease shall be in writing.

4.2	Section 196(4) Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices and certificates required to be given or served under this Lease.

5.	Value Added Tax

All sums payable by the Tenant under this Lease which are from time to time subject to VAT shall be considered to be tax exclusive sums.

6.	Expert determination proceedings

6.1	The provisions of this paragraph shall apply to determination of issues by an independent expert if it is invoked elsewhere in this Lease or the parties otherwise agree to invoke it.

6.2

The expert shall be appointed by the parties jointly or if there is no agreement on the appointment he shall be appointed by the President (or other acting senior officer for the time being) of the relevant professional body on the request of either party.

6.3	For the purposes of paragraph 6.2 the relevant professional body shall in relation to any dispute or difference over matters of:

(a)	valuation, service charge, management or the condition of the Building or the Premises be the Royal Institution of Chartered Surveyors;

(b)	accountancy or the incidence of taxation be the Institute of Chartered Accountants in England and Wales; and

(c)	law be the Law Society;

but where there are matters that materially involve issues falling under more than one such grouping more than one expert to act jointly with one another shall be appointed (unless the parties otherwise agree) and references in this paragraph 6 to an expert shall then be treated as referring to experts acting jointly.

6.4	The person so appointed shall act as an expert and not as an arbitrator.

6.5	The expert shall be required to:

(a)

give notice to the Landlord and the Tenant allowing each of them to submit to him within such reasonable time as he may stipulate representations on the relevant issue accompanied (if either of them so wish) by a statement of reasons and professional valuations or reports (as the case may be) of which copies are supplied to the other party; and

(b)	permit each of the Landlord and the Tenant to make a submission in respect of the other’s reasons, valuation and reports provided under paragraph 6.5(a); but

(c)

neither the Landlord nor the Tenant may without the consent of the other disclose to the expert correspondence or other evidence to which the privilege of non-production (“without prejudice”) properly attaches;

but the expert shall not be bound by any such submission, and he may make his determination as he thinks fit.

6.6	The determination of the expert shall be final and binding on the parties except in the case of manifest error.

6.7

The fees and expenses of the expert including the cost of his nomination shall be borne either as to the whole or in the proportions as the expert shall determine (but in the absence of such a determination they shall be borne equally) and each of the parties shall bear its own costs with respect to the determination of the issue by the expert, but the Landlord may pay the costs required to be borne by the Tenant if they remain unpaid more than 21 days after they become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.8	If the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement expert as provided in paragraph 6.2.

7.	Disclaimer of liability for use of Car Park

The Landlord shall not be under any liability whatsoever for loss or damage to any vehicle or other property or any damage or injury to any person howsoever arising or for the prevention of ingress to or egress from the Car Parking Spaces caused by the use or attempted use by any person of the Car Parking Spaces or any other part of the Car Park except in the case of negligence on the part of the Landlord, its servants or agents.

8.	Perpetuity period

In so far as the perpetuity rule applies to any provision of this Lease the perpetuity period shall be 80 years from the date stipulated in the definition of “Term” in clause 1.1 as the date on which the Term commences.

9.	Data Protection Act 1998

For the purposes of the Data Protection Act 1998 or otherwise the Tenant and the Guarantor (if any) agree to any information relating to this tenancy held by the Landlord being disclosed to third parties so far only as is necessary in connection with the management or disposal of the Premises.

10.	Address for Rent Demands

The first rent demand shall be delivered to the Tenant at the Premises.

11.	Tenant’s option to determine

11.1	The Tenant may end this Lease on 29 September 2016 by giving at least 12 months° written notice expiring on that day PROVIDED that at the time of expiry of such notice:

(a)	there are no arrears of any rents reserved by or any other sums payable by the Tenant under this Lease (whether or not subject to dispute); and

(b)	vacant possession of the Premises is gi ien and at the same time the Tenant pays to the Landlord a sum equal to six months’ rent at the rate then payable pursuant to clause 2.6(a) of this Lease.

11.2

If any of the conditions referred to in (a) or (b) above are not satisfied at the date of expiry of such notice the notice is deemed to be ,‘ lc effect and this Leas shall continue as before, provided that the Landlord may waive all or any of the said conditions by giving notice to the Tenant at any time.

11.3	The ending of this Lease shall not affect either party’s rights in respect of any earlier breach of any provision of this Lease.

11.4

The provisions contained in this paragraph 12 are personal to and exercisable only by J Walter Thompson Group Limited. They are not capable of being assigned or otherwise dealt with by J Walter Thompson Group Limited and shall cease to have effect upon the date of the first deed of assignment of this Lease between J Walter Thompson Group Limited and its assignee irrespective of whether such assignment is notified to the Landlord.

11.5	Nothing in this paragraph 12 shall have the effect of making time of the essence for the purposes of the review of rent under this Lease.

12.	Third party rights

No person other than a contracting party may enforce any provision of this Lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 6

Rent Reviews

1.	The review dates

1.1

The yearly rent payable under this Lease shall be reviewed on the 29th September in each of the years 2006 2011 and 2016 (referred to in this Schedule as the “review dates” and the “relevant review date” shall be construed accordingly).

1.2

With effect on and from each review date the reviewed rent as agreed or determined in accordance with the following provisions of this Schedule shall become payable as the yearly rent reserved by this Lease.

2.	Upward only rent reviews

The reviewed rent shall be the higher of:

2.1	the yearly rent payable under this Lease immediately preceding the relevant review date; and

2.2	the market rent of the Premises at the relevant review date; and

2.3	90% of the market rent of Level 3 in the Building calculated on a per square foot basis.

3.	The market rent

For the purposes of this Lease the expression the “market rent” means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

3.1	with vacant possession;

3.2

for the unexpired residue of the term of this Lease at the relevant review date or for a term of 10 years from the relevant review date (whichever is the greater) and having a rent review, in the same terms as this Lease, at the expiry of each consecutive period of five years throughout the term;

3.3	without the payment of a premium by the willing tenant;

3.4	subject to the provisions of this Lease (other than “paragraph 2.3, the length of the term and the amount of rent but including these provisions for rent review);

but upon the assumption, if not the fact, that at the relevant review date:

3.5	the Premises have an agreed Net Internal Area of 1,301.72 square metres (14,011.58 square feet):

3.6	the Premises may be used for any of the uses permitted by this Lease;

3.7

the Premises have been fitted out at the cost of the tenant and are therefore ready for immediate commencement of the normal operation of the business of the willing tenant consistent with paragraph 3.6 above so that the willing tenant would not require a rent free period or other allowance for fitting out the Premises;

3.8	in case the Premises have been destroyed or damaged they have been fully reinstated;

3.9	the covenants and conditions in this Lease have been fully observed and performed;

3.10

there is not in operation any statute, order or instrument, regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable.

3.11

For the purposes of paragraph 2.3 the expression the “Premises” in paragraphs 3 and 4 shall mean Level 3 and for the purposes of paragraph 3.5 shall be taken as referring to a Net Internal Area of 1,540.39 square metres (16,580.60 square feet).

4.	Matters to be disregarded

4.1	in this paragraph 4 references to the “Tenant” include the predecessors in title to the Premises of the Tenant ana any person claiming title to the Premises through or under the Tenant or any of them.

4.2	In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

(a)	the occupation of the Premises or any other parts of the Building by the Tenant;

(b)	any goodwill attached to the Premises by reason of the carrying on at the Premises or any other parts of the Building of the business of the Tenant;

(c)	any improvements to the Premises or the Building made by the Tenant during the Term with the written consent of the Landlord other than those:

(i)	made by way of replacement of any of the items comprised in the list of landlord’s fixtures and fittings as listed in Schedule 1 paragraph 2.6; or

(ii)	made in pursuance of an obligation to the Landlord or in the case of an under-tenant to his immediate reversioner; or

(iii)	completed by the Tenant more than 21 years before the relevant review date; or

(iv)	in respect of which the Landlord has made or is under an obligation to make a financial contribution to the whole or part of the cost; or

(d)	any Ten—ant’s Requested Modifications and the Tenant’s Works as defined in and carried out under the Agreement for Lease; or

(e)	any work carried out to the Premises by the Tenant either before or after the grant of this Lease which, apart from this sub-paragraph, would diminish the market rent.

5.	Procedure for determination of market rent

5.1	The Landlord and the Tenant may agree the market rent at any time but if they do not agree the market rent:

(a)	the amount of the market rent may be determined by reference to either arbitration or the determination of an independent expert as the Landlord may elect:

(b)

the Landlord may exercise the right of election at any time either by giving notice to the Tenant or alternatively by requesting the nomination of an arbitrator or independent expert in such application for a nomination as may be made by the Landlord; but

(c)

if the Landlord has not actually exercised its right of election before the rent review date the Tenant may at any time thereafter require the Landlord to do so by giving notice to the Landlord to that effect and if the Landlord has not done so within 28 days of receipt of the notice it shall be treated as having elected for a reference to the determination of an independent expert: and

(d)

the Tenant may not make an application for the nomination of an arbitrator or an expert (as the case may be) until the Landlord has made an election or is treated as having made an election in accordance with this paragraph 5.1.

5.2

In the case of arbitration the arbitrator shall be nominated by the Landlord and the Tenant jointly or in the absence of an agreed nomination he shall be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

5.3

The arbitrator or expert to be nominated shall be a valuer and chartered surveyor having not less than ten years’ experience of rental valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated.

5.4	A reference to and award of an arbitrator shall be governed by the Arbitration Act 1996 and the decision of the arbitrator shall be final and binding on the parties.

5.5	In the case of a determination by an independent expert the provisions in this Lease relating to expert determination proceedings shall apply as supplemented by the provisions of this paragraph 5.

5.6

If the arbitrator or the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement arbitrator or expert (as the case may be) in the same manner as applied to the original appointment but without further right of election under paragraph 5.1 on the part of the Landlord.

5.7

The Landlord may pay such costs of the rent review required to be paid by the Tenant as have been awarded by the arbitrator or determined by the expert (as the case may be) if they remain unpaid for more than 21 days after they have become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.	Reviewed rent reserved in phases

The Landlord and the Tenant may at any time before the market rent is determined by an arbitrator or an independent expert (as the case may be) settle the amount of the reviewed rent and agree to reserve it in phases.

7.	Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator or expert.

8.	Rental adjustments

8.1

If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date then until the market rent has been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

8.2	The Tenant shall pay to the Landlord within seven days of a demand by the Landlord following the agreement or determination of the market rent:

(a)	all arrears of the reviewed rent which have accrued in the meantime; and

(b)

Base Rate Interest on each of the instalments of the arrears from the time that it would have become due for payment if the market rent had then been agreed or determined until the demand is made by the Landlord for payment by the Tenant in accordance with this paragraph.

9.	Memorandum of rent review

The Landlord and the Tenant shall cause:

9.1	in the case of agreement of the reviewed rent a memorandum of the reviewed rent duly signed by each of them;

9.2	in the case of an award or determination of the reviewed rent a copy of the award or determination without delay to be securely annexed to this Lease and the counterpart of this Lease and each shall bear its own costs of doing so.

SCHEDULE 7

Insurance provisions

1.	Tenant’s covenants

The Tenant covenants with the Landlord:

Insurance rent

1.1	To pay a sum equal to:

(a)	such fair and reasonable proportion as the Landlord may from time to time reasonably deem appropriate having regard (inter alia) to:

(i)	any alterations or additions to the Building or any change of use of any part of it; or

(ii)	information supplied to it by the Tenant pursuant to Schedule 3 paragraph 17

of	such sums as the Landlord may from time to time expend in insuring the Building and all additions to the Building against the Insured Risks (including:

(iii)	the preparation and settlement of any insurance claim;

(iv)	the cost of complying with any requirements from time to time of the insurer);

(v)	valuation of the whole or any part of the Building;

(vi)	insurance of the Landlord against employers’ liability and public liability risks in respect of the Building;

(b)

the whole of such sums as the Landlord may from time to time properly expend in insuring against three years’ loss of the rent first reserved by this Lease and the Service Charge arising from damage to the Building or any part of it by any of the Insured Risks.

The insurance cover may include VAT and take due account of the effects of inflation and escalation of costs and the Landlord’s estimate of the market rent in the context of ensuing rent reviews and/or the end of the Term and the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord shall be entitled to retain any commissions paid to it.

Tenant’s insurance obligations

1.2	Not knowingly to do or omit in or upon the Premises anything whatsoever which may:

(a)

render the Landlord liable to pay in respect of the Premises and/or the Building or any part of them more than the rate of premium which the Landlord might expect to pay in the open market to insure premises of a similar nature let on a similar basis against the Insured Risks; or

(b)	restrict or make void or voidable any policy for such insurance.

1.3	To repay to the Landlord any increase in the rate of premium and all expenses incurred by it in or about any renewal of such policy rendered necessary by a breach of paragraph 1.2.

1.4	In the event of:

(a)	any part of the Premises or the Building being destroyed or damaged by any of the Insured Risks; and

(b)

the insurance moneys being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees the Tenant shall pay to the Landlord on demand a sum equal to the whole or a fair proportion (as the case may require) of the irrecoverable insurance moneys.

1.5	Not to insure any part of the Premises against any of the Insured Risks.

1.6	To notify the Landlord immediately in writing in the event of damage to any part of the Premises by any of the Insured Risks.

1.7

In the event of damage to any part of the Premises by any of the Insured Risks so as to render the same unfit for occupation or use (if so required by the Landlord) to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party within one month of such damage and/or to indemnify the Landlord against the cost of so doing.

1.8

In the event of damage to the Premises or the Building or any part or parts of them by any of the Insured Risks to pay to the Landlord on demand a sum equal to the whole or a proper proportion of any uninsured excess to which the insurance policy may be subject.

1.9

To maintain in force throughout the Term in the joint names of the Landlord and the Tenant engineering insurance for all electrical or mechanical equipment and apparatus forming part of the Premises and to produce to the Landlord on demand the policy relating to such insurance and evidence of payment of the current premium.

1.10

Not to leave the Premises continuously unoccupied for more than 21 days without notifying the Landlord and providing such caretaking or security arrangements as the Landlord and/or its insurers may require in order to protect the Premises from vandalism, theft, damage or unlawful occupation.

2.	Landlord’s covenants

The Landlord covenants with the Tenant:

To insure

2.1

To insure and keep insured the Building and all additions to the Building against loss or damage by the Insured Risks with an insurer of repute subject to such exclusions, conditions and uninsured excesses as the insurer may reasonably apply in a sum equal to:

(a)

the Landlord’s proper opinion of the full cost of reinstatement (taking into account receipt by the Landlord of any appropriate notification from the Tenant pursuant to Schedule 3 paragraph 17) including architects’, surveyors’ and consultants’ fees and the cost of removing all debris (excluding contents and stock debris) from the site of the Building and other incidental expenses;

(b)	three years’ loss of the rent first reserved by this Lease and Service Charge. To reinstate

2.2

Subject to paragraph 2.3 to cause all money received by virtue of such insurance (other than sums received for loss of rent) to be laid out in clearing the site and reinstating the Building or the Premises (as the case may be) and to make good any shortfall out of its own moneys save to the extent that any such shortfall shall arise due to the failure of the Tenant to comply with its covenants contained in Schedule 3 paragraph 17 and/or paragraphs 1.2 and/or 1.8 of this Schedule.

2.3	The Landlord’s obligation under this covenant shall cease if:

(a)	the insurance shall be rendered void by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees; and/or

(b)	this Lease shall be determined in accordance with paragraph 5 of this Schedule.

2.4	Nothing in Schedule 8 shall impose on the Landlord any liability to make good damage caused by an Insured Risk.

OTHER PROVISIONS

3.	Landlord an insurance company

3.1

If at any time and so long as the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord is an insurance company the Landlord may carry the risk referred to in paragraph 2.1 itself in which case:

(a)

the Landlord shall be deemed to have effected an insurance policy on terms (and subject to such exclusions, conditions and uninsured excesses) equivalent to those quoted by it or the Group Company from time to time when underwriting similar business;

(b)

the Landlord shall be deemed to have expended from time to time such premiums as it would have charged for insuring and keeping insured the Building and rent in accordance with this Lease as if such insurance had been effected by a single tenant of the whole of the Building (let as a whole) with the Landlord (as insurer); and

(c)

all the provisions of this Lease which relate to insurance (including, but without limitation, the provisions for reinstatement and making up of any shortfall in the insurance moneys) shall apply mutatis mutandis where the Landlord carries the risk as if the Landlord had effected a policy with an independent insurer.

4.	Suspension of Rent

4.1

The provisions of paragraph 4.2 shall apply if the Building or any part of it shall at any time during the Term be so damaged by any of the Insured Risks as to render the Premises or any part of them unfit for occupation or use (but shall not apply if no insurance moneys shall be payable owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees).

4.2

If paragraph 4.1 applies the rent first reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable until either the Building or the Premises as the case may be shall have been reinstated and made fit for occupation or use (excluding fitting out and replacement of contents) or if earlier until the expiry of three years from the date of such damage.

4.3

In the event of dispute as to the amount or duration of the rent to be abated such dispute shall be settled by a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors.

5.	Options to determine

5.1

If the Building or a substantial part of it (whether including the Premises or not) is destroyed or damaged by any of the Insured Risks then this Lease may at the option of the Landlord be determined by the Landlord giving to the Tenant not less than six months’ notice (such notice to be given within 12 months after such destruction or damage).

5.2

If for any reason outside the control of the Landlord it shall prove impossible to commence rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks then the Landlord may by notice to the Tenant determine this Lease and upon receipt by the Tenant of such notice the Term shall cease and determine.

5.3

if either the Landlord has not commenced rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks or the Landlord has not completed reinstatement of the Building within two years and six months of such date then in either event this Lease may at the option of the Tenant be determined by the Tenant giving to the Landlord not less than six months’ notice and upon the expiration of such notice the Term shall cease and determine but if by the expiration of such notice the Building has been reinstated the notice shall become void and this Lease shall continue in full force and effect.

5.4	If this Lease is determined pursuant to paragraph 5.1, 5.2 or 5.3 the Landlord shall be entitled to retain the whole of the insurance moneys for its absolute use and benefit.

SCHEDULE 8

Part A

Service Charge Provisions

1.	Tenant’s liability to pay Service Charge

1.1	The Tenant shall pay to the Landlord the Service Charge.

1.2

The Service Charge is such proportion of the Landlord’s Costs as the Landlord reasonably deems fair and attributable to the Premises in any service charge period beginning or ending during the Term, but without affecting the general operation of the Landlord’s discretion:

(a)

the proportion shall be calculated primarily on a comparison for the time being of the Net Internal Area of the Premises with the Net Internal Area of the Building (excluding however the Net Internal Area of the Management Premises); but

(b)

in the event of such comparison being inappropriate having regard to the nature of the expenditure (or item of expenditure) incurred or the premises in or upon the Building which benefit from it or otherwise the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the proportion of such expenditure to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate the attribution of the whole of such expenditure to the Premises).

1.3

The Landlord’s Costs are the costs and expenses properly incurred by the Landlord of and incidental to the provision of the Services in or with respect to any service charge period beginning or ending during the Term.

1.4	The Services are itemised in Parts B and C of this Schedule.

1.5	The Landlord’s Costs, the Service Charge and the provision of the Services shall be calculated and dealt with in accordance with the provisions of this Schedule.

2.	Advance payments on preliminary basis

2.1

The Service Charge shall be discharged by means of advance payments to be made on each of the usual quarter days in every year and also by such additional payments as may be required under paragraphs 3 and 4.

2.2

The amount of each advance payment shall be equal to the last advance payment or shall otherwise be such amount as the Landlord may reasonably determine as likely to be equal in the aggregate to the Service Charge for the relevant service charge period and which is notified to the Tenant at or before the time when the demand for an advance payment is made and the advance payment for the service charge period current at the date of this Lease shall be £ 22,768.75 per quarter.

2.3

For the purposes of this Schedule “service charge period” means the period of 12 months from 1 October to 30 September in each year (or such other appropriate period of more or less than 12 months as the Landlord may from time to time reasonably determine).

2.4	The Service Charge shall be deemed to accrue on a day-to-day basis in order to ascertain yearly rates and for the purposes of apportionment in relation to periods of other than one year.

3.	Landlord’s Costs accounts and Service Charge adjustments

3.1

The Landlord shall as soon as may be practicable after the end of each service charge period submit to the Tenant a statement duly certified by the Landlord, the Landlord’s Surveyor. or the Landlord’s managing agents (or audited by the Landlord’s auditors if the Landlord so decides) giving a proper summary of the Landlord’s Costs and the calculation of the Service Charge for the service charge period just ended and the provisions in this Lease as to the giving of notices apply to the submission of the statement.

3.2

if the Service Charge as certified shall be more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the service charge period) then any sum due to or payable by the Landlord by way of adjustment in respect of the Service Charge shall forthwith become due and be paid or allowed as the case may be.

3.3	The provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of this Lease in respect of any service charge period then current.

3.4

The Tenant may within 28 days after the submission of a certified statement under paragraph 3.1 (time being of the essence) challenge it on the ground that it contains errors or is otherwise incorrectly drawn by giving to the Landlord notice to that effect but only if it has first made payment of the full amount of any Service Charge that the statement shows as due from the Tenant and if so:

(a)	the Landlord and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so;

(b)	the issue in dispute shall be referred to the determination of an independent expert and the provisions in this Lease relating to expert determination proceedings shall apply;

(c)

such adjustments to the statement as may be required to be made in consequence of the determination of the expert shall be made and any sum due to or payable by the Landlord shall forthwith be paid or allowed as the case may be;

(d)	Base Rate Interest shall be paid or allowed in respect of the period during which the relevant amount has been underpaid or overpaid;

but if not the Tenant’s right of challenge to that certified statement shall lapse.

3.5	The Tenant shall be entitled during the period of six months commencing on the submission of the statement under paragraph 3.1 to:

(a)	inspect the service charge invoices and vouchers of the Landlord at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays; and

(b)	at the Tenant’s expense take copies of them.

4.	Exceptional expenditure

4.1

If funds collected by way of advance payments towards Landlord’s Costs prove insufficient to meet an immediate liability (and there is no reserve fund available or which may be applied to meet the liability) and the cause of the insufficiency is not that any Lettable Areas are or have been vacant or that a tenant or occupier has defaulted in payment of his proportion of the Landlord’s Costs, the Landlord shall be entitled to advance moneys (or borrow moneys for the purpose from reputable banks) at commercially competitive rates of interest and interest payable on the advance or the borrowing shall be recoverable as an item of the Landlord’s Costs.

4.2	Where the Landlord carries out major works of repair, maintenance and decoration or replaces major items of plant or machinery it may:

(a)	at its discretion apportion the Landlord’s Costs in respect of the relevant expenditure over more than one service charge period; and

(b)	include in the Landlord’s Costs Base Rate Interest on the part of the expenditure to be recovered in later service charge periods.

5.	Landlord’s protection provisions

The Tenant shall not be entitled to object to the Landlord’s Costs (or any item comprised in it) or otherwise on any of the following grounds:

5.1

the inclusion in a subsequent service charge period of any item of expenditure or liability omitted from the Landlord’s Costs for any earlier service charge period so long as the Landlord has acted in good faith;

5.2	an item of Landlord’s Costs included at a proper cost might have been provided or performed at a lower cost; or

5.3

disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the absence of manifest error; or

5.4	the manner in which the Landlord exercises its discretion in providing Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management; or

5.5	the employment of managing agents to carry out and provide on the Landlord’s behalf any of the Services; or

5.6	the employment of a Group Company to carry out and provide on the Landlord’s behalf any of the Services;

PROVIDED that the Landlord uses all reasonable endeavours to ensure that the Services are carried out in as efficient and cost effective manner as is reasonably practicable.

6.	Vacant parts of the Building and actions by the Landlord

6.1

The Service Charge shall not be increased or altered by reason only that at any relevant time any Lettable Areas of the Building may be vacant or be occupied by the Landlord or that any tenant or other occupier of another part of the Building may default in payment of his proportion of the Landlord’s Costs.

6.2	Subject to paragraph 6.1 it is the intention that the Landlord should recover the whole of the Landlord’s costs from the Tenant and other tenants and occupiers of the Building.

6.3

If the Landlord recovers moneys in exercise of its powers referred to in paragraph 0 representing expenditure which has been or which would otherwise fall to be included in the Landlord’s Costs the Landlord shall set off or credit such moneys against the Landlord’s Costs accordingly.

7.	Landlord’s Costs to exclude tenants’ liabilities

There shall be excluded from the items comprising the Landlord’s Costs any liability or expense for which the Tenant or other tenants or occupiers of the Building may individually be responsible under the terms of the tenancy or other arrangement by which they use.or occupy the Building.

8.	Management charges

The Landlord shall be entitled to include in the Landlord’s costs:

8.1

a reasonable fee for the provision of Services, which shall include the reasonable and proper fees for employing managing agents for the carrying out and provision of Services but shall exclude any charge for the collection of rent; and

8.2	any reasonable and proper cost of the accountants, auditors or surveyors for auditing or certifying the Landlord’s Costs or providing other similar services in connection with the Landlord’s Costs.

9.	The Landlord’s obligation to provide services

9.1	Subject to the payment of the Service Charge by the Tenant in the manner and at the times required under this Lease and to the following provisions of this paragraph 9 the Landlord:

(a)	shall use its best endeavours to provide the Services itemised in Part B of this Schedule during Normal Working Hours and at such additional times as the Tenant may request; and

(b)	may provide the Services itemised in Part C of this Schedule.

9.2

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule to the extent that the Landlord is prevented from doing so by Insured Risks and other such perils, accident, strikes, lockouts of workmen or other cause beyond the Landlord’s reasonable control.

9.3

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule that it is obliged to do unless the Landlord has had written notice of and a reasonable period in which to remedy the failure.

9.4	The Landlord shall not be liable to the Tenant for any loss, damage or inconvenience which may be caused by reason of:

(a)	temporary interruption of services during periods of inspection, maintenance, repair and renewal;

(b)	temporary interruption of services during the course of building works;

(c)

the breakdown, failure, stoppage, leaking, bursting or defect of any hot or cold water, sanitary, ventilation, extraction plant and machinery or of soil, gas, water or electricity or other plant and machinery or of the Common Media or the Conducting Media in the Premises, the Building or neighbouring or adjoining property.

9.5

The Landlord shall not be under any obligation to the Tenant to continue the provision of the Services specified in Part C of this Schedule and may in its absolute discretion vary, extend, alter or add to the Services in Parts B and C if the Landlord considers that by so doing the interests of the occupiers of the Building as a class will be better served, the amenities in the Building may be improved and/or the management of the Building may be more efficiently conducted.

9.6	The Landlord shall not be concerned in the administration and collection of or accounting for the Service Charge on an assignment of this Lease and accordingly the Landlord shall:

(a)	not be required to make any apportionment relative to the assignment; and

(b)

be entitled to deal exclusively with the Tenant in whom this Lease is for the time being vested (and for this purpose in disregard of any assignment which has not been registered in accordance with Schedule 3 paragraph 24).

Part B

Mandatory services and heads of charge

10.	Common Parts

10.1	The cleaning, lighting and maintenance of the Common Parts.

10.2	The payment of any Outgoings in respect of the Common Parts.

10.3	Keeping the Common Parts clear of all rubbish.

10.4	The cleaning and clearing of Conducting Media.

10.5

The cleaning of all windows which do not form part of any Lettable Area and the external faces of all windows which although forming part of a Lettable Area give on to the Common Parts or form part of the exterior of the Building.

11.	Repairs

11.1

The repair, decoration, inspection, maintenance, renewal, replacement, resurfacing, washing down, cleaning and upkeep of the Main Structure (without prejudice to the Tenant’s responsibility for maintaining doors and windows and paragraph 18.4 of this Schedule) and the Common Parts, the Conducting Media, Common Media and other common service facilities and of plant, equipment and tools and utensils serving or used in the Building.

11.2

Cleaning, lighting, repairing, renewing, decorating, maintaining, and rebuilding any fences, party walls, party structures, entrance ways, stairs and passages and service areas and Conducting Media and any other items which are or may be used or enjoyed in common with adjacent or neighbouring properties (whether the relevant costs and expenses are incurred by the Landlord or it is required to make a contribution to those incurred by the owners and occupiers of adjacent or neighbouring properties or by a competent authority).

12.	Heating air conditioning and ventilation and water

12.1	Heating the Building as may be appropriate in the prevailing climatic conditions and air conditioning and ventilation and providing hot water to the hot water taps in the Building.

12.2	Providing cold water to the cold water taps in the Building.

12.3

The repair, maintenance, inspection, renewal and replacement of all plant and equipment required for or in connection with the working and operation of heating air conditioning and ventilation and hot and cold water.

13.	Lifts and Escalators

13.1	The operation of a lifts’ and escalator service in the Building.

13.2	The repair, maintenance, renewal and replacement of the lifts and escalators and of all plant and equipment for or in connection with the working and operation of the lifts.

14.	Insurances

Engineering insurances for lifts, escalators, boilers, air-conditioning plant, lightning conductor equipment and all other electrical or mechanical equipment and apparatus in the Building save to the extent that the Tenant or any other tenant is responsible for effecting such insurance.

15.	Statutory requirements

Compliance with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction and of the insurers in relation to the use, occupation and enjoyment of the Building (including in relation to health and safety compliance with the proper practice recommended by all appropriate authorities).

Part C

Non-mandatory services and heads of charge

16.	Legal proceedings

16.1

Making representations which the Landlord in its discretion reasonably and properly considers should be made against or otherwise contesting the incidence of the provisions of any notice, direction, order, certificate, assessment or proposal relating to or affecting the whole or any part of the Building.

16.2	The proper costs of pursuing and enforcing any claim, and taking or defending any proceedings which the Landlord may in its discretion make take or defend:

(a)

against contractors, consultants, architects, consulting engineers and surveyors employed or engaged in connection with the construction and/or refurbishment and/or repair of the Building and/or the Premises or any other third party for the remedy of a defect repairs in or to the Building or otherwise for which they or any of them may be liable; and

(b)

for the purpose of establishing, preserving or defending any rights, amenities or facilities used or enjoyed by the tenants and occupiers of the Building or any part of it or to which they may be entitled.

17.	Employees

17.1

Employment of a facilities manager, porter, caretaker, cleaning staff, gardener or other staff for the maintenance and upkeep of and the provision of services and security in the Building including (without limitation upon the general operation of this paragraph) National Insurance and pension contributions of such employees.

17.2	The provision of uniforms, overalls and protective clothing for such employees or other staff required in connection with their duties.

17.3	The running cost of living accommodation for the facilities manager, porter or caretaker in or nearby the Building and the payment of Outgoings in respect of such accommodation.

18.	Common Parts

18.1	The provision of repair, maintenance, inspection, renewal and replacement of directional and other informative notices in the Common Parts.

18.2	The furnishing, carpeting and equipping and ornamentation of the Common Parts.

18.3	Landscaping, planting and replanting and the maintenance and upkeep of the Common Parts and of garden or grassed areas and flagpoles on or within the curtilage of the Building.

18.4	The maintenance, decoration or replacement of any door or window giving on to the Common Parts or forming part of the exterior of the Building.

19.	Management Premises

19.1	The operating costs of Management Premises.

19.2	The payment of all Outgoings in respect of Management Premises.

19.3	The payment of any rent or service charge or other costs payable by the Landlord or any deemed rents in relation to the Management Premises.

19.4	The provision, maintenance, inspection, repair and replacement of equipment, tools and utensils for the efficient management of the Services.

20.	Refuse collection

The provision of any refuse collection services or other refuse facilities.

21.	Fire fighting equipment, security and public address

21.1	The maintenance, inspection, repair and replacement of fire alarms and sprinkler systems.

21.2	The provision, maintenance, repair and replacement of ancillary fire prevention apparatus and fire fighting equipment and telephone and public address systems.

21.3	Security arrangements for entry to the Car Park.

21.4	Security arrangements for the safety of occupiers and users of the Building and their property kept in the Building.

21.5	The engagement of security officers and security services.

22.	Insurances

Such additional insurances (other than as referred to in paragraph 14 or in respect of risks the Landlord covenants to insure in accordance with Schedule 7) as the Landlord may reasonably effect in respect of or incidental to the Building, its operation and management.

SCHEDULE 9

Covenants by the Guarantor

1.	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Tenant shall punctually pay the rents and perform and observe the covenants and other terms of this Lease;

1.2

if the Tenant shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of this Lease, the Guarantor will pay the rents and perform or observe the covenants or terms in respect of which the Tenant shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or non-observance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease;

(b)	that the terms of this Lease may have been varied by agreement between the parties except where such variation is materially adverse to the Guarantor;

(c)

that the Tenant shall have surrendered part of the Premises in which event the liability of the Guarantor under this Lease shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

1.3

This guarantee is to take effect immediately on the grant (or the assignment as appropriate) of this Lease to the Tenant and is to remain in force so long as and to the extent that the Tenant is not released by law from liability for any of the covenants and other terms of this Lease.

2.

The Guarantor FURTHER COVENANTS with the Landlord that if this Lease is disclaimed or forfeited prior to any lawful assignment by the Tenant of this Lease the Landlord may within six months after the disclaimer or forfeiture by notice in writing require the Guarantor to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer or forfeiture, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture, and in such case the Guarantor shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Guarantor shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If this Lease is disclaimed or forfeited and for any reason the Landlord does not require the Guarantor to accept a new lease of the Premises in accordance with paragraph 3 of this Schedule, the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer or forfeiture, in both cases for the period commencing with the date of such disclaimer or forfeiture and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer or forfeiture; and

(b)	the date (if any) upon which the Premises are relet.

4.	The Guarantor FURTHER COVENANTS and guarantees the obligations of the Tenant under any Authorised Guarantee Agreement entered into by the Tenant pursuant to the terms of this Lease.

5.	For the purposes of these guarantee provisions references to the Tenant are to the Tenant in relation to whom the Guarantor’s guarantee is given but not any lawful assignee of such Tenant.

SCHEDULE 10

Authorised Guarantee Agreement

1.	The Tenant in consideration of the agreement to the assignment of the Lease COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Assignee shall punctually pay the rents and perform and observe the covenants and other terms of the Lease;

1.2

If the Assignee shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of the Lease, the Tenant will pay the rents and perform and observe the covenants or terms in respect of which the Assignee shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or nonobservance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease;

(b)

that the terms of the Lease may have been varied by agreement between the parties (but subject always to s 18 Landlord and Tenant (Covenants) Act 1995) except where such variation is materially adverse to the Tenant;

(c)

that the Assignee shall have surrendered part of the Premises in which event the liability of the Tenant under this guarantee shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

2.

The Tenant FURTHER COVENANTS with the Landlord that if the Lease is disclaimed prior to any lawful assignment by the Assignee of the Lease the Landlord may within six months after the disclaimer require the Tenant to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer, and in such case the Tenant shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Tenant shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If the Lease is disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Premises in accordance with clause 2, the Tenant shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer, in both cases for the period commencing with the date of such disclaimer and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer;

(b)	the end or sooner determination of the Term.

4.	Notwithstanding any of the foregoing provisions the Tenant:

(a)	shall not be required to guarantee in any way the liability for the covenants and other terms of the Lease of any person other than the Assignee: and

(b)

shall not be subject to any liability, restriction or other requirement (of whatever nature) in relation to any time after the Assignee is by law released from the covenants and other terms of the Lease.

5.	Words and expressions used herein shall have the same meaning as in the Lease.

DATED	2002

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

- and -

J WALTER THOMPSON GROUP LIMITED

- and -

WPP GROUP (UK) LIMITED

LEASE

- of -

LEVEL 2, 1 KNIGHTSBRIDGE GREEN,

LONDON SW1

Term commences:	29 September 2001
Term expires:	28 September 2021
Initial annual rent:	£500,630.86
Initial advance service charge payment:	£ 22,768.75 per quarter
LTCA 1995:	new tenancy

2. Insurance and services	22
3. Enforcement of covenant against other tenants	22
4. Non-competition	22
5. Prohibited use	22
Schedule 5	23
Provisos, agreements and declarations	23
1. Forfeiture	23
2. Tenant’s goods	23
3. Landlord’s right to develop	23
4. Notices	24
5. Value Added Tax	24
6. Expert determination proceedings	24
7. Disclaimer of liability for use of Car Park	25
8. Perpetuity period	25
9. Data Protection Act 1998	25
10. Address for Rent Demands	25
11. Tenant’s option to determine	25
12. Third party rights	26
Schedule 6	27
Rent Reviews	27
1. The review dates	27
2. Upward only rent reviews	27
3. The market rent	27
4. Matters to be disregarded	28
5. Procedure for determination of market rent	28
6. Reviewed rent reserved in phases	29
7. Time limits	29
8. Rental adjustments	29
9. Memorandum of rent review	30
Schedule 7	31
Insurance provisions	31
1. Tenant’s covenants	31
2. Landlord’s covenants	32
3. Landlord an insurance company	33
4. Suspension of Rent	33
5. Options to determine	34
Schedule 8	35
Part A Service Charge Provisions	35
1. Tenant’s liability to pay Service Charge	35
2. Advance payments on preliminary basis	35
3. Landlord’s Costs accounts and Service Charge adjustments	36
4. Exceptional expenditure	36
5. Landlord’s protection provisions	37
6. Vacant parts of the Building and actions by the Landlord	37
7. Landlord’s Costs to exclude tenants’ liabilities	38
8. Management charges	38
9. The Landlord’s obligation to provide services	38
Part B Mandatory services and heads of charge	39
10. Common Parts	39
11. Repairs	39
12. Heating air conditioning and ventilation and water	39
13. Lifts and Escalators	40
14. Insurances	40
15. Statutory requirements	40
Part C Non-mandatory services and heads of charge	40

-ii-

16. Legal proceedings	40
17. Employees	40
18. Common Parts	41
19. Management Premises	41
20. Refuse collection	41
21. Insurances	41
Schedule 9	42
Covenants by the Guarantor	42
Schedule 10	44
Authorised Guarantee Agreement	44

-iii-

One Knightsbridge Green SW7

KNIGHTSBRIDGE
RAPHAEL STREET
BROMPTON ROAD
ONE KNIGHTSBRIDGE GREEN
SILVER CITY HOUSE
TREVOR SQUARE
BASIL STREET

1:1000

25 50 Metre

vember 1999

Site Location Plan
1342 / SD / 001

Hurley Robertson and Associates
Architects

LEASE

THIS LEASE is made on

BETWEEN:

(1)	The Prudential Assurance Company Limited (Company Registration Number 15454) whose registered office is at 142 Holborn Bars London EC1N 2NH (the “Landlord”); and

(2)	J Walter Thompson Group Limited (Company Registration Number 1660783) whose registered office is at 40 Berkeley Square London W1X 6AD (the “Tenant”); and

(3)	WPP Group (UK) Limited (Company Registration Number 2670617) whose registered office is at 27 Farm Street London W1X 6RD (the “Guarantor”).

1.	DEFINITIONS AND INTERPRETATION

1.1.	In this Lease where the context so admits the following expressions shall have the following meanings (that is to say):

“Agreement for Lease” means the agreement dated 6 October 2000 pursuant to which this Lease was granted and made between the Landlord (1) the Tenant (2) and the Guarantor (3);

“Authorised Guarantee Agreement” means an agreement within sectionl6 of the Landlord and Tenant (Covenants) Act 1995 containing the provisions set out in Schedule 10;

“Base Rate Interest” means Interest at an annual rate equal to the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Building” the building known as 1 Knightsbridge Green and 44-58 Brompton Road, London shown edged blue on the plan annexed numbered 2 and includes all landlord’s fixtures and fittings in it and any areas the use and enjoyment of which is appurtenant to it (whether or not within the structure) and any extensions or additions from time to time made to it;

“Car Park” means the car park forming part of the Building shown edged green on the plan annexed numbered 3;

“Car Parking Spaces” means the car parking space in the Car Park as may be allocated for the Tenant from time to time and such other facilities for the parking of bicycles or motor bicycles as may be designated from time to time;

“CDM Regulations” means the Construction Design and Management Regulations 1994 as amended, supplemented or replaced from time to time;

“Common Media” means all Conducting Media within or serving the Building save those which exclusively serve any of the Lettable areas;

“Common Parts” means all parts of the Building which are available or provided by the Landlord for the general use in common by the Landlord and the tenants or occupiers of the Building (including, but without limitation, any of the following: the Car Park, forecourts, pathways, accessways, entrances, corridors, lobbies, stairways, lifts, escalators, passages, turntables, courtyards, atria, light wells pavement lights, external paviours, car park ramps, service areas, toilets, binstores or other refuse facilities and fire escapes but excluding any such forming part of any Lettable Areas;

“Conducting Media” means pipes, wires, cables, sewers, drains, watercourses, trunking, ducts, flues, gutters, gullies, channels, conduits, and other media;

“Encumbrances” means the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained, imposed by or referred to in the documents brief particulars of which are set out in Schedule 2;

“Excluded Plant” means the plant and machinery, air handling units, radiators, fan coil units, chilled beam units, ductwork and all ancillary or associated wiring or control equipment, plumbing, pipework and conducting media and the conducting media comprised in the central heating and hot water system air conditioning and ventilation system serving the Premises in common with other parts of the Building including any items installed by the Tenant (or any predecessor in title of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them) and exclusively serving the Premises but connected to a system serving other parts of the Building but excluding the air diffusers, grilles, fascias, surrounds or other equipment forming part of the suspended ceiling or perimeter fabric and fittings;

“Group Company” means any company which is for the time being a member of the same group of companies as the Landlord or the Tenant or the Guarantor (as the case may be) within the meaning of section 42(1) of the Landlord and Tenant Act 1954;

“Guarantor” includes the executors or administrators of the Guarantor;

“Higher Rate Interest” means Interest at an annual rate of 4% over the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Insured Risks” means (subject to such exclusions and limitations as may be imposed from time to time by the insurer provided always that notice of such exclusions and limitations will be given to the Tenant on request) fire, lightning, explosion, aircraft and articles dropped from them, riot, terrorism, civil commotion, malicious damage, storm, tempest, flood, earthquake, bursting or overflowing of water tanks, apparatus and pipes, impact by any vehicle and such other risks as the Landlord may consider necessary to insure;

“Interest” means interest from time to time calculated on a day to day basis (as well after as before judgment) compounded at quarterly rests on the usual quarter days;

“Landlord” includes the reversioner for the time being immediately expectant on the Term;

“Landlord’s Costs” has the meaning given to it in Schedule 8 paragraph 1.3;

“Landlord’s Surveyor” means a surveyor or member of a firm of surveyors instructed by the Landlord for any of the purposes of this Lease who shall be a fellow or associate of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers or suitably experienced and such surveyor may be a person employed by the Landlord or a company which is a Group Company of the Landlord;

“Lettable Areas” means the accommodation in the Building from time to time let or intended for letting by the Landlord to one or more tenants whether or not actually let or occupied;

“Main Structure” means the exterior and main structure of the Building including the foundations, roofs, load bearing walls, load bearing columns, ceilings and floors and exterior windows and lights (but excluding any glass within interior doors, walls or partitions, raised floors, suspended ceilings, all internal cladding, plasterwork and decoration—save where internal to any Common Parts—and all floor screeding and finishes);

“Management Premises” means all administrative, security and control offices and centres and stores (if any) maintained by the Landlord for the purpose of managing the Building and providing the Services together with any accommodation including residential accommodation (whether in the Building or elsewhere) provided by the Landlord for a caretaker or facilities manager employed by it for purposes connected with the Building;

“Net Internal Area” means net internal floor area measured in accordance with Definition 3 of the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers Fourth Edition (November 1993);

“Normal Working Hours” means the hours between 8am and 7pm Monday to Friday;

“Outgoings” means all monetary obligations of any kind (whether parliamentary, parochial or otherwise) which are now or may at any time be assessed, charged or imposed on property or on the owner or occupier of property;

“Planning Acts” means “the consolidating Acts” as defined in the Planning (Consequential Provisions) Act 1990 and any other legislation relating to town and country planning in force from time to time;

“Premises” means the premises (forming part of the Building) described in Schedule 1 Part A and each and every part of them;

“Service Charge” has the meaning given to it in Schedule 8 paragraph 1.2;

“Services” has the meaning given to it in Schedule 8 paragraph 1.4; “Tenant” includes the successors in title and assigns of the Tenant;

“Term” means a term commencing on and including 29 September 2001 and thereafter a term of 20 years;

“VAT” means value added tax and any other tax of a similar nature;

“Water and Sewerage Charges” means all charges for the supply of water together with any charges for services performed, facilities provided or rights made available by the water undertaker or the sewerage undertaker or other relevant authority under the powers granted by any relevant legislation in force from time to time (including, but without limitation, sewerage and environmental charges and water meter rents).

1.2.	(a) Where two or more persons are included in the expression “Tenant” or “Guarantor” the liability under any covenant or other obligation on the part of such persons shall be joint and several.

(b)	Any words or expressions importing the singular number include the plural number and vice versa and words importing gender include any other gender.

(c)	The index and clause headings in this Lease are for ease of reference only and have no other significance.

(d)

Unless otherwise specified any reference to an Act of Parliament includes a reference to that Act as amended or replaced whether before or after the date of this Lease and to subordinate legislation or bylaws made under it and any general reference to statute or legislation includes subordinate legislation and bylaws.

(e)	Any reference in this Lease to the end of the Term shall mean the expiration or earlier termination of this Lease for whatever reason.

(f)	References to numbered clauses and schedules are references to the relevant clause or Schedule to this Lease unless the context otherwise requires.

(g)	References in any Schedule to numbered paragraphs are references to the relevant paragraph in that Schedule unless the context otherwise requires.

(h)

In any case where the Tenant is placed under a restriction by this Lease the restriction shall be deemed to include the obligation on the Tenant not knowingly to permit or allow the infringement of the restriction by any person under the control of the Tenant.

(i)

Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only if the consent or approval is given in writing.

(j)

Any right to enter the Premises conferred upon the Landlord by this Lease shall be exercisable when appropriate also by the Landlord’s employees, agents and workpeople and any others authorised by it under the terms of this Lease.

2.	DEMISE, TERM, RENT AND RENT PAYMENT DATES

2.1.	In consideration of the rents and other obligations on the part of the Tenant and of the Guarantor contained in this Lease the Landlord demises to the Tenant the Premises

2.2.	TOGETHER WITH the rights set out in Schedule 1 Part B

2.3.	EXCEPT AND RESERVED to the Landlord the rights set out in Schedule 1 Part C

2.4.	for the Term

2.5.	SUBJECT to the Encumbrances

2.6.	the Tenant PAYING during the Term:

(a)

the yearly rent of £500,630.86 (subject to the provisions for revision in Schedule 6) by equal quarterly payments in advance on the usual quarter days in every year, the first of such payments to be calculated from 30 August 2002 to 28 September 2002 (both dates inclusive) and to be made on 30 August 2002;

(b)	as additional rent the Service Charge, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(c)	on demand as additional rent the sums specified in Schedule 7, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(d)

where Water and Sewerage charges are not levied directly on the occupier of the Premises on demand as additional rent a sum equal to the proportion attributable to the Premises of Water and Sewerage Charges payable by the Landlord in respect of the Building;

(e)	as additional rent any VAT which may be or become chargeable in respect of any rent payable under this Lease;

(f)	as additional rent any other sums payable pursuant to this Lease.

3.	TENANT’S COVENANTS

The Tenant hereby covenants with the Landlord to observe and perform the covenants and stipulations set out in Schedule 3.

4.	LANDLORD’S COVENANTS

The Landlord hereby covenants with the Tenant to observe and perform the covenants and stipulations set out in Schedule 4.

5.	PROVISOS

It is hereby agreed and declared as mentioned in Schedule 5.

6.	INCORPORATION OF SCHEDULES 6, 7 AND 8

The provisions for rent review set out in Schedule 6, the insurance provisions set out in Schedule 7 and the provisions for service charge set out in Schedule 8 are incorporated.

7.	GUARANTOR’S COVENANTS

The Guarantor hereby covenants with the Landlord in the manner set out in Schedule 9.

8.	OPERATION OF THIS DEED

This document shall be treated as having been executed and delivered as a deed only upon being dated.

9.	NEW TENANCY

This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995.

IN WITNESS whereof this deed has been duly executed and delivered the day and year first before written

SCHEDULE 1

Part A

The Premises

1.	ALL THOSE premises situate on the first floor of the Building which premises are for the purpose of identification only edged red on the plan numbered 1 annexed to this Lease.

2.	There is included within the premises:

2.1	all walls, floors and ceilings (including any raised floors, suspended ceilings and the voids below and above them and all light fittings) of the premises;

2.2	all internal cladding, plasterwork and decoration and all floor screeding and finishes;

2.3	all doors, door frames, equipment, fitments and any glass relating to the doors of the premises;

2.4

the decorative finish on the inside of the windows and other lights of the premises and (to the extent that they are not part of any sealed units forming the exterior of the premises) any equipment and fitments relating to windows and lights of the premises;

2.5	all Conducting Media within and exclusively serving the premises except where they form part of the Excluded Plant;

2.6	all landlord’s fixtures and fittings (except where they form part of the Common Media or the Excluded Plant) including, but without limitation, the following:

(a)	electrical services for power, lighting and telecommunications;

(b)	drainage and water services;

(c)	gas services;

(d)	fire protection systems;

(e)	distribution trunking, ducting and conduits for electrical, telephone and other communication services;

(f)	carpets;

2.7	all improvements and additions made to the premises.

3.	The Main Structure is excluded from the premises but subject to paragraphs 2.3 and 2.4 of this Part of this Schedule.

4.	The Excluded Plant is excluded from the premises.

Part B

Rights granted

5.	The rights in common with all others having similar rights from time to time:

5.1

of passage to and from the Premises along and through the common entrance, staircases and passages of the Building and by means of the lifts and escalators in it during such times as the same shall be working;

5.2	of free passage of services from and to the Premises through the Common Media;

5.3

to use such of the toilets, kitchens, tea making facilities and refuse facilities in the Building as may be allocated to the Tenant by the Landlord from time to time with the right of access to and from them.

6.	The right to use the Car Parking Spaces:

6.1	only for the parking of private motor cars or bicycles belonging to the Tenant or any undertenant or their respective staff or invitees;

6.2

the rights contained in this paragraph may upon reasonable notice be suspended during such period as the Landlord may reasonably require in connection with any repairs or alterations to or rebuilding of the Building or any adjoining premises or any other works which may be carried out in the Building or any adjoining premises or the Car Park.

7.	The right to install a generator in the basement of the Building and thereafter to maintain, repair and renew such generator.

8.	The right of access on to such parts of the Building as may be necessary in order to exercise the rights granted in Part B of this Schedule.

Part C

Exceptions and Reservations

9.

9.1

The free and uninterrupted passage of air, water, soil, gas and electricity through the Common Media which are now or may at any time be within the Premises with power for the Landlord at all reasonable times to enter the Premises where reasonably necessary for the purpose of:

(a)	any matter or thing connected with the Services; and/or

(b)	adding to, inspecting, cleansing, maintaining, modernising, repairing, replacing or altering the Common Media.

9.2	Any such adding to, inspections, cleansing, maintenance, modernisation, repairs, replacements or alterations shall be done as soon as reasonably practicable.

10.

Full right and liberty to enter by reasonable prior notice upon the Premises at any reasonable time in order to erect scaffolding and/or to build on, under or into any part of the Building including, but without limitation, structural walls, floors, ceilings, columns, roofs and foundations or to build over the Building.

11.

The Landlord shall make good in a reasonable manner to the reasonable satisfaction of the Tenant all damage occasioned to the Premises in the exercise of the rights referred to in paragraphs 9 and 10 of this Schedule but the Landlord shall not be liable to pay compensation for any inconvenience caused to the Tenant.

12.	All rights of entry upon the Premises referred to in Schedule 3 paragraphs 8, 12, 13 and 0.

13.

In the interest of maintaining uniformity of appearance the right to maintain, decorate or replace any door or window giving on to the Common Parts or forming part of the exterior of the Building with power for the Landlord at all reasonable times to enter the Premises for the purpose of exercising such right.

Schedule 2

The Encumbrances

The entries in the Property and Charges Registers of Title Number NGL789688 insofar as they relate to the Premises but excluding the Section 106 Agreements dated 21 April 1995 and 15 May 2000 and the Supplementary Deed dated 18 October 1999.

SCHEDULE 3

Covenants by the Tenant

1.	Payment of rents

To pay the rents reserved by this Lease as and when stipulated without any deduction or set off and by bankers’ standing order unless otherwise required by the Landlord.

2.	Outgoings

2.1

Subject to paragraph 2.2 to pay and discharge all Outgoings in respect of the Premises and a fair and reasonable proportion of all Outgoings which may be payable in respect of the Premises in common with other property.

2.2

There is excepted from paragraph 2.1 income and corporation tax (or other tax of a like nature) assessed on the Landlord in respect of its rental and other income arising from or under this Lease or tax payable as a result of any dealing with any reversion immediately or mediately expectant on the Term.

2.3

To indemnify the Landlord against any loss to the Landlord of any void rating relief which would have been applicable to the Premises by reason of the Premises being vacant after the end of the Term but which is not available to the Landlord on the ground that relief has already been allowed to the Tenant or any person claiming title to the Premises through the Tenant.

3.	Value Added Tax

3.1	To pay on demand such VAT as may be chargeable on goods and services supplied by or on behalf of the Landlord.

3.2

To indemnify and keep indemnified the Landlord against any VAT paid or payable by the Landlord in respect of any costs, fees, disbursements, expenses or other sums which the Landlord is entitled to recover under the terms of this Lease which do not constitute consideration for taxable supplies of goods and services made by the Landlord.

4.	Decoration

4.1

In every fifth year of the Term and also in the last six months before the end of the Term in a proper and workmanlike manner to prepare and paint with two coats of good quality paint all parts of the Premises usually or requiring to be painted and to treat other parts of the Premises with suitable and appropriate materials.

4.2	Not to paint or otherwise decorate:

(a)	any external part of the Premises;

(b)	the surface of any door or window giving on to the Common Parts without first giving the Landlord at least 28 days notice of its intention.

4.3

If within 28 days of receipt of such notice as is referred to in paragraph 4.2(b) the Landlord shall notify the Tenant that it wishes to carry out the painting or decoration in question the Tenant shall refrain from doing so.

4.4

If the Landlord notifies the Tenant that it does not wish to carry out such painting or decoration or if the Landlord fails to give the Tenant any notification within such 28 day period the Tenant may carry out the painting or decoration in question and in so doing the

Tenant shall adhere to the then existing colour scheme and shall carry out the work in the manner and with the materials specified in paragraph 4.1.

4.5

Decoration of the inside of the Premises in the last six months of the Term shall be carried out in such colours, patterns and materials as the Landlord may approve (such approval not to be unreasonably withheld).

5.	Repairs

5.1	Subject to paragraphs 4.3 and 5.2 to well and substantially repair, cleanse and keep in good and substantial repair, decorative order and condition the Premises.

5.2	There is excepted from paragraph 5.1:

(a)

damage by any of the Insured Risks unless and to the extent that the insurance moneys are wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees;

(b)

any liability to repair or replace any part of the central heating and hot water and air-conditioning and ventilation services and on the contrary the Tenant shall not repair or replace them but the Landlord shall be responsible for so doing as part of the Services.

5.3	To notify the Landlord immediately the Tenant becomes aware of any defect in the Excluded Plant.

5.4

To replace any door or window requiring to be replaced under the provisions of paragraph 5.1 with a door or window of similar quality and appearance or with such other door or window as shall be approved by the Landlord (such approval not to be unreasonably withheld).

5.5	To clean all the glass in the Premises (including the inside surface of any exterior windows) as often as may reasonably be required and in any event at least once a month.

5.6	There is excepted from paragraph 5.5 the external face of any windows giving on to the Common Parts or forming part of the exterior of the Building.

5.7	As often as required (and in any event at the end of the Term) to replace (where necessary) the carpeting with good quality carpeting of similar nature, quality and appearance.

5.8

In connection with The Defective Premises Act 1972 to notify the Landlord immediately the Tenant becomes aware of any defect in the Premises or the Building which may cause personal injury or damage to property.

6.	Yielding up

6.1	At the end of the Term:

(a)

subject always to the provisions of paragraph 5 quietly to yield up the Premises duly kept in accordance with the Tenant’s obligations together with all additions and improvements made in the meantime;

(b)	unless otherwise required by the Landlord to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party;

(c)

unless otherwise required by the Landlord at the Tenant’s expense to remove any alterations or additions made to the Premises by the Tenant or the predecessors in title to the Premises of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them during the subsistence of this Lease or under an agreement for the grant of this Lease; and

(d)	to make good to the reasonable satisfaction of the Landlord any damage caused to the Premises by such removal.

6.2	In case of default the Landlord may execute such works or do any other thing which may be necessary to comply with the requirements specified in paragraph 6.1.

6.3

To pay to the Landlord on demand all expenses so incurred and mesne profits at the rate of the rent payable under this Lease immediately prior to the end of the Term during the period reasonably required for the exercise of the Landlord’s rights under paragraph 6.2 with Higher Rate Interest on such expenses from the date of expenditure and on the mesne profits from the date of demand until in each case the date they are paid by the Tenant to the Landlord.

7.	To notify Landlord of statutory notices

7.1

As soon as practicable following receipt of any permission, notice, direction, order, certificate, assessment or proposal relevant to the Premises or to the use or condition of the Premises or otherwise concerning the Landlord’s interest in the Premises given or issued under or by virtue of any Act of Parliament to produce a copy to the Landlord.

7.2

At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such permission, notice, order, certificate, assessment or proposal as the Landlord shall reasonably deem expedient.

8.	Compliance with statutory requirements

8.1

At the Tenant’s own expense to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put by the Tenant or any lawful occupier that are required in order to comply with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction regardless of whether such requirements are imposed on the owner or occupier.

8.2

Not knowingly to do in or near the Premises any act or thing by reason of which the Landlord may under any statute incur, have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses.

8.3

Without prejudice to the generality of paragraphs 8.1 and 8.2 to comply in all respects with the provisions of any statutes and any other obligations imposed by law or by any bylaws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on in the Premises by the Tenant or any lawful occupier.

8.4	In relation to health and safety to comply with the proper practice recommended by all appropriate authorities.

8.5

In case of default it shall be lawful for the Landlord to enter the Premises and execute such works or do any other thing which may be necessary to comply with the requirements specified in this paragraph.

8.6	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

9.	Fire precautions

9.1	To comply with all requirements and recommendations made from time to time by the fire authority or the insurers of the Premises.

9.2

To carry out periodic testing of any independently operated fire alarms within the Premises and participate in evacuation procedures and keep all requisite log-books and other documents and records up to date and available for inspection.

9.3

To keep the Premises sufficiently supplied and equipped with such fire fighting and extinguishing appliances as shall from time to time be required by any statute or by the fire or other competent authority or the insurers of the Premises or (at the Landlord’s option) to pay to the Landlord on demand the cost of providing and installing any of the same and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord.

9.4	If so required by the Landlord to connect to the Landlord’s reasonable satisfaction any fire alarm system for the Premises into any fire alarm system for the Building generally.

10.	Compliance with town and country planning requirements

10.1

To comply with the provisions and requirements of the Planning Acts and of all consents, permissions and conditions (if any) granted or imposed or having effect under the Planning Acts so far as the same respectively relate to or affect the Premises or any part of the Premises or any operations, works, acts or things already or in the future to be done or omitted on the Premises or the use of the Premises by the Tenant or any lawful occupier.

10.2

Not to make any application for planning permission without the consent of the Landlord (such consent not to be unreasonably withheld where the Landlord’s consent to the subject matter of the application cannot be unreasonably withheld under the terms of this Lease).

10.3

Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use (being an alteration or addition or change of use which is prohibited by or for which the Landlord’s consent is required to be obtained under this Lease and for which a planning permission needs to be obtained) before a planning permission for such work or change of use has been produced to the Landlord and acknowledged by it in writing as satisfactory to it But so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period of it or any condition contained with or anything omitted from it in the reasonable opinion of the Landlord’s Surveyor would be or be likely to be prejudicial to the Landlord’s interest in the Premises or the Building whether during or after the Term.

10.4

Unless the Landlord shall otherwise direct to carry out and complete before the end of the Term any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any development begun before the end of the Term.

10.5

If and when called upon so to do to produce to the Landlord or the Landlord’s Surveyor all such plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this paragraph have been complied with in all respects.

11.	Compliance with Landlord’s regulations

To observe all reasonable regulations made by the Landlord from time to time and notified in writing to the Tenant having as their object the safety, promotion, maintenance, management and general amenity of the Building (including the Common Parts).

12.	Entry by Landlord to view and require Tenant to repair

12.1

To permit the Landlord at all reasonable times after notice (except in an emergency) to enter the Premises to view their state and condition and to give notice to the Tenant of any defects in the state of repair and condition of the Premises which are the Tenant’s responsibility or any unauthorised alterations.

12.2

The Tenant will within one month after any such notice (or sooner if necessary) commence to repair and make good such defects or remove such alterations to the reasonable satisfaction of the Landlord’s Surveyor.

12.3	In case of default it shall be lawful for the Landlord to enter the Premises and execute such works.

12.4	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

13.	Entry by Landlord to repair and for other purposes

To permit the Landlord and also the tenants and occupiers of any adjoining premises or their workpeople where reasonably necessary at reasonable times after notice (except in an emergency) to enter upon the Premises for the purpose of:

13.1	inspecting or executing repairs or alterations to or upon such adjoining premises or the Building;

13.2	inspecting, maintaining, repairing or replacing the Excluded Plant;

13.3	decorating the Common Parts and the exterior of the Building;

13.4

doing anything which the Landlord considers necessary or desirable for the performance by the Landlord of the covenants on its part contained in this Lease or to third parties or the provision of the Services;

13.5	inspecting or surveying the Premises for valuation purposes;

13.6

doing anything reasonably incidental to the repair, maintenance, management or security of the Building or the performance of the Landlord’s legal duties and compliance with proper practice in relation to health and safety or otherwise;

and the Landlord shall not be liable to pay compensation for any nuisance, annoyance, inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Premises as soon as reasonably practicable.

14.	Entry by Landlord for sale or reletting

14.1

To permit the Landlord at reasonable times after notice to enter upon the Premises to survey the same and to affix upon any suitable part of the exterior of the Premises notice boards or bills for selling the interest of the Landlord or for reletting the Premises or any other part of the Building.

14.2	Not to remove or obscure any such notice boards or bills.

14.3	To permit all persons with authority from the Landlord at all reasonable times in the daytime to enter and view the Premises.

15.	Costs on breach

To pay on demand to the Landlord all costs, charges and expenses (including, but without limitation, legal costs, bailiffs fees and fees payable to a surveyor and/or architect) which may be incurred by the Landlord:

(a)	in or in reasonable contemplation of any proceedings under s 146 and/or 147 Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court; and/or

(b)	in the recovery or attempted recovery of arrears of rent and/or additional rent due from the Tenant under this Lease; and/or

(c)	in the preparation and/or service of any notice or schedule relating to the condition of the Premises whether during or after the end of the Term.

16.	Not to encumber Common Parts

Not to encumber the Common Parts with articles or goods of any description.

17.	As to alterations

17.1

Not without the consent of the Landlord (which it shall be entitled to withhold at its absolute discretion) to make any alterations or additions or other works whatsoever to the Main Structure or affecting the appearance of the Premises as seen from the exterior or the Common Parts.

17.2

Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any other alterations or additions to the Premises or to the mechanical and electrical plant and equipment within the Premises PROVIDED that the Tenant may erect or remove demountable partitioning within the Premises on condition that:

(a)	prior to the commencement of such works full details are provided to the Landlord; and

(b)	all necessary consents required for the works have been obtained; and

(c)	the external appearance of the Building and the efficiency of the Excluded Plant is not thereby affected.

17.3

Without prejudice to the preceding provisions of this paragraph in the event that any alteration or addition shall be carried out to the Premises to notify the Landlord in writing immediately following completion of the cost of the works for insurance purposes.

18.	CDM Regulations

Without prejudice to its other obligations under this Lease, if the Tenant carries out or engages others to carry out any work at the Premises to which the CDM Regulations apply the Tenant shall:

(a)	comply with the requirements of the CDM Regulations;

(b)

either be the only client for the purposes of the CDM Regulations, in which case the Tenant warrants to the Landlord that it has the competence and resources to comply with the requirements of the CDM Regulations or forthwith appoint an agent pursuant to regulation 4(1) of the CDM Regulations;

(c)

forthwith either make a declaration to the Executive (as defined in the Health and Safety at Work, etc Act 1974) that the Tenant is the client or procure that its agent appointed pursuant to paragraph 18 (b) makes a declaration to the Executive in either case in accordance with regulation 4(4) of the CDM Regulations;

(d)	supply to the Landlord a copy of the applicable declaration referred to in paragraph 18(c) and of the Executive’s notice in response as soon as it is respectively made and received;

(e)

deliver to the Landlord as soon as it is prepared, but in any event no later than the completion of the Tenant’s works, the health and safety file which complies with the requirements of the CDM Regulations and as identified in this Lease of the Landlord; and

(f)	keep a copy of the health and safety file referred to in paragraph 18(e) available at the Premises for inspection by the Landlord and third parties.

19.	Permitted use

19.1

Not to use the Premises or permit any part of the Premises to be used otherwise than as offices within Class B1 Town and Country Planning (Use Classes) Order 1987 (the “Order”) together with uses ancillary thereto which may include a wine bar (being an ancillary use and not involving any change of use under the Order) for use by the Tenant’s employees, clients and all others expressly authorised by it.

19.2	Nothing in this Lease shall imply or be treated as a warranty by the Landlord that the use permitted by this Lease complies with the Planning Acts.

20.	Prohibited uses

20.1	Not to:

(a)	use the Premises or permit any part of the Premises to be used in connection with the sale of timeshares;

(b)	permit any sale by auction or public meeting to be held upon the Premises;

(c)

permit in or upon the Premises or the Car Park any act or thing which is illegal or immoral or which shall or may be or become a nuisance, damage, or excess annoyance or inconvenience to the Landlord or its tenants or the occupiers of any adjoining or neighbouring premises.

21.	Not to permit encroachments

21.1	Not to:

(a)	stop up, darken or obstruct any windows or light belonging to the Premises or any other part of the Building;

(b)

permit any new window, light, opening, doorway, path, passage, drain or other encroachment or easement to be made or acquired in, against, out of or upon the Premises which may be or grow to the damage, annoyance or inconvenience of the Landlord or any of its tenants.

21.2

In case any such window, light, opening, doorway, path, passage, drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

22.	Restrictions on alienation

22.1	Not to:

(a)	part with or share possession or occupation of the whole or any part or parts of the Premises or charge or mortgage the whole or any part or parts of the Premises;

(b)	grant to any third parties any rights over the Premises;

except by way of an assignment, underlease or charge of the whole of the Premises or an underletting of a Permitted Part in accordance with the provisions of this paragraph 22.

22.2	Consent of the Landlord

(a)

Without prejudice to the Tenant’s obligations in the following provisions of this paragraph 22, neither the Tenant nor any person deriving title under the Tenant shall assign, underlet or charge the Premises without the Landlord’s consent (such consent not to be unreasonably withheld).

(b)

Any consent granted under this paragraph shall only be valid for a period of three months from its date unless acted upon within such period and without prejudice to paragraph 24 may be revoked at the Landlord’s sole discretion if the transaction for which consent has been granted has not been registered with the Landlord within such period.

Assignments

22.3	Not to assign any part of the Premises (as distinct from the whole).

22.4

Not to assign the whole of the Premises without prior written consent of the Landlord (such consent not to be unreasonably withheld) provided that the Landlord shall be entitled (for the purposes of s 19(1A) Landlord and Tenant Act 1927):

to withhold its consent in any of the circumstances set out in paragraph 22.6;

(a)	to impose all or any of the matters set out in paragraph 22.7 as a condition of its consent.

22.5

The provisos to paragraph 22.4 shall operate without prejudice to the rights of the Landlord to withhold such consent on any other ground or grounds where such withholding of consent would be reasonable or to impose any further condition or conditions upon the grant of consent where the imposition of such condition or conditions would be reasonable.

22.6	The circumstances referred to in paragraph 22.4(a) are as follows:

(a)	where the proposed assignee is a Group Company of the Tenant;

(b)	where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the tenants covenants in the Lease;

(c)

where the proposed assignee is not resident in the United Kingdom of Great Britain and Northern Ireland or in the European Community or in a jurisdiction where reciprocal enforcement of judgments exists.

22.7	The conditions referred to in paragraph 22.4(b) are as follows:

(a)	the execution by the Tenant and delivery to the Landlord prior to the assignment in question of an Authorised Guarantee Agreement;

(b)	the payment to the Landlord of all rents and other sums which have fallen due under the Lease prior to the date of the assignment;

(c)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require any intended assignee to procure a surety or sureties for such assignee acceptable to the Landlord and such surety or sureties (if more than one jointly and severally) shall covenant with the Landlord in the terms set out in Schedule 9;

(d)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require the execution by any intended assignee and delivery to the Landlord by the time of the assignment in question of a rent deposit deed (in such form as the Landlord shall reasonably require to provide for the deposit of a sum equal to six months rent with any applicable VAT) together with the payment by way of cleared funds of such sum.

Underletting

22.8	Not to underlet any part of the Premises (as distinct from the whole) if by so doing the Premises would comprise more than two units of occupation.

22.9	Not to underlet the whole or part of the Premises except where the following conditions are fulfilled:

(a)	any underlease whether mediate or immediate to be granted out of this Lease shall:

(i)	initially and at each rent review (if any) be at not less than an open market rent at the time of grant without fine or premium;

(ii)	contain provision for rent review in an upward direction only at least at such times as to coincide with the rent reviews provided for in this Lease;

(iii)

contain an absolute covenant on the part of the undertenant not to underlet, part with possession of or share possession or occupation of the whole or any part or parts of the sub-demised premises or mortgage or charge the whole or any part or parts of the sub-demised premises except by way of an assignment or charge of the whole of the sub-demised premises;

(iv)	contain a covenant on the part of the undertenant not to assign or charge the whole of the sub-demised premises without the consent of the Landlord under this Lease;

(v)	otherwise be on similar terms mutatis mutandis to the terms of this Lease;

(vi)	be in a form approved by the Landlord prior to its grant;

(b)

any underlease of part shall contain an agreement to exclude the provisions of s 24 to 28 Landlord and Tenant Act 1954 in relation to such underlease and that agreement shall have been duly authorised beforehand by the Court;

(c)

prior to the grant of any underlease the Tenant shall procure that the undertenant enters into a deed of covenant with the Landlord to pay the rents and other sums reserved by and observe and perform the covenants on the undertenant’s part and the conditions contained in the proposed underlease and not to do or omit any act or thing in respect of the sub-demised premises which would or might cause the Tenant to be in breach of the covenants on the part of the Tenant contained in this Lease.

22.10	The Tenant shall:

(a)	not consent to or participate in any variation or addition whatsoever to any such underlease granted in accordance with the preceding provisions of this paragraph without the consent of the Landlord;

(b)	enforce all the covenants and obligations of the undertenant under any such underlease;

(c)

operate and effect all reviews of rent pursuant to the terms of any such underlease but shall not agree or have determined any reviewed rent until the corresponding rent review under this Lease is agreed or determined;

(d)	notify the Landlord of the reviewed rent immediately it has been agreed or determined;

(e)	not accept a surrender of any underlease without the consent of the Landlord. 22.11 Sharing with Group Companies

22.11	Sharing with Group Companies

Notwithstanding the preceding provisions of this paragraph 22, if and so long as the Tenant shall be a Group Company of WPP Group Plc nothing in this paragraph shall prevent the Tenant from sharing occupation of the whole or any part or parts of the Premises with any other Group Company of WPP Group Plc on condition that:

(a)	the registered office of the Group Company shall also be in the United Kingdom of Great Britain, Northern Ireland or the European Community;

(b)	the interest in the Premises so created shall be no more than a tenancy at will;

(c)	the right of any company to occupy the Premises or any part or parts of the Premises shall immediately determine upon such company ceasing to be a Group Company.

22.12	To supply information

From time to time on demand during the Term to furnish the Landlord with particulars of any derivative interest in the Premises, including particulars of the rents payable and such other information and copy documents as the Landlord may reasonably require, and the cost of so doing shall be borne by the Tenant if this clause is not invoked more frequently than once a year but otherwise on each second or subsequent occasion in any year the Landlord shall bear the Tenant’s reasonable costs of compliance.

23.	Costs of licences

To pay all the Landlord’s reasonable and proper costs fees and/or expenses incurred in connection with any request for a licence or consent pursuant to the terms of this Lease including where the request is withdrawn or the licence or consent is lawfully withheld.

24.	Registration of dealings

Within one month after any assignment or underletting of whole or of part or the assignment of any such underlease or after any devolution by will or otherwise or mortgage or charge affecting the Premises (except a floating charge affecting an underlease) to produce to the solicitor for the time being of the Landlord the deed or instrument effecting the same and pay his fee for registration.

25.	Aerials and signs

25.1

Subject to paragraph 25.2 not to place or affix any aerial or satellite dish or any sign, signboard, facia, placard, bill, notice or other notification whatsoever to or upon the outside of the Premises or the windows or inside the Premises so as to be visible from the outside.

25.2	There is excepted from paragraph 25.1:

(a)

the name of the Tenant and any permitted undertenants signwritten on or close to the entrance doors of the Premises in materials and a style and manner approved by the Landlord or the Landlord’s Surveyor;

(b)	the name of the Tenant and any permitted undertenants displayed on the Landlord’s indicator board (if any) in the entrance lobby in the Building.

26.	Not to strain floors and ceilings

Not to impose any strain on the floors and ceilings of the Premises beyond that which they were designed to bear.

27.	Not to interfere with Common Media

Not to overload damage or interfere with:

(a)	the Common Media; or

(b)	the plant and machinery and landlord’s fixtures and fittings in the Common Parts; or

(c)	any sprinkler or fire alarm system whether forming part of the Common Media or exclusively serving the Premises; or

(d)	the Excluded Plant.

28.	Interest on arrears

28.1

If any sum payable by the Tenant to the Landlord under this Lease shall not be paid within 14 days of the same becoming due to pay to the Landlord Higher Rate Interest from the date of the same becoming due down to the date of payment.

28.2

Paragraph 28.1 shall apply to shortfall on review or interest on such shortfall payable under the provisions of Schedule 6 paragraph 8 with effect from the date of demand where such shortfall and interest are not paid within seven days as referred to in that paragraph.

28.3

If collection of rent has been suspended by the Landlord for breach of covenant the Tenant shall, when the breach has been made good to the satisfaction of the Landlord or when this Lease shall be forfeited (as the case may be), pay to the Landlord in addition to the arrears of rent then due Higher Rate Interest from the date that rent became due down to the date of actual payment.

29.	Indemnity

To indemnify the Landlord against all claims, demands, proceedings, damages, costs and expenses properly incurred:

29.1	in respect of or incurred in connection with any damage or injury occasioned to:

(a)	the Premises or the Building; or

(b)	any adjacent or neighbouring premises belonging to the Landlord; or

(c)	any person or any property movable or immovable

by any act, default or negligence of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees; or

29.2	for which the Landlord may be rendered liable or be exposed by reason of the breach, non-observance or non-performance by the Tenant of its covenants and the conditions in this Lease.

30.	Encumbrances

To perform and observe the Encumbrances so far as they relate to the Premises.

SCHEDULE 4

Covenants by the Landlord

1.	Quiet enjoyment

That subject to the Tenant paying the rents reserved by and observing and performing the covenants on the part of the Tenant contained in this Lease the Tenant may peaceably and quietly enjoy the Premises and the rights conferred in Part B to Schedule 1 during the Term without any lawful interruption or disturbance from or by the Landlord or any person or persons lawfully or equitably claiming under or in trust for it.

2.	Insurance and services

To observe and perform the Landlord’s obligations as to insurance and services set out in Schedules 7 and 8 respectively.

3.	Enforcement of covenant against other tenants

To impose in all leases of the office areas of the Building covenants similar to those contained in Schedule 3 and to enforce those covenants against the tenants of all parts of the Building.

4.	Non-competition

For so long as not less than four complete floors of the Building are occupied by J Walter Thompson Group Limited or by a Group Company of WPP Group PLC not to:

(a)

grant any lease or dispose of any office space in the Building to any of Omnicom, True North, Interpublic and Cordiant or companies which were as at 15 May 2000 a Group Company of any of the foregoing (the “Excluded Companies”) and will not consent to any assignment, lease or other disposition as aforesaid to any of the Excluded Companies; and

(b)	grant naming rights for the Building to any other occupier and will consult with the Tenant before changing the name of the Building from Number One Knightsbridge Green.

5.	Prohibited use

Whilst the Premises or any part thereof are occupied by J Walter Thompson Group Limited not to permit the unit shown marked “Retail 1” on the plan annexed numbered 1 to be used for any purpose within Class A3 of the Town & Country Planning (Use Classes) Order 1987.

6.	Roof Garden

Not to install or permit to be installed significant additions to any Conducting Media on the Roof Garden without the prior consent of the Tenant, not to be unreasonably withheld or delayed.

SCHEDULE 5

Provisos, agreements and declarations

1.	Forfeiture

Without prejudice to any other provisions contained in this Lease the Landlord may at any time re-enter the Premises and immediately on so doing this Lease shall terminate absolutely but without prejudice to any rights of the Landlord in respect of any breach of any of the obligations on the Tenant’s part in this Lease:

1.1	if the reserved rents are unpaid for 21 days after becoming payable (whether formally demanded or not); or

1.2	if the Tenant is in breach of any of the Tenant’s obligations in this Lease which have not been remedied; or

1.3	if the Tenant or any guarantor of the Tenant’s obligations:

(a)

(being a company or if in partnership) enters into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation not involving a realisation of assets) or has a winding up order made against it by the Court or has a receiver appointed over all or any part of its assets or an administration order is made pursuant to the Insolvency Act 1986 or the Insolvent Partnerships Order 1994; or

(b)	(being one or more individuals whether or not in partnership together) any one of them petitions the court for his own bankruptcy or has a bankruptcy order made against him; or

(c)

becomes insolvent or enters into any composition with its or his creditors or enters into a voluntary arrangement (within the meaning of s 1 or 253 Insolvency Act 1986 or the Insolvent Partnerships Order 1994) or distress, sequestration or execution is levied on its or his goods.

2.	Tenant’s goods

2.1

The Landlord shall be deemed to have been irrevocably appointed the Tenant’s agent to store and/or dispose of all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with its covenants contained in Schedule 3 paragraph 6 and/or Schedule 7 paragraph 1.7.

2.2

The Tenant shall indemnify the Landlord against all costs and expenses as the Landlord may properly incur in so storing and/or disposing of any such property and against any claim made against the Landlord in relation to any such property by any third party.

2.3	To pay to the Landlord on demand Higher Rate Interest on such costs and expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

3.	Landlord’s right to develop

Nothing contained in this Lease shall by implication of law or otherwise operate to confer on the Tenant any easement, right or privilege whatsoever over or against any adjoining or other property belonging to the Landlord (whether forming part of the Building or not) which might restrict or prejudicially affect the future rebuilding, alteration or development of such adjoining or other property nor shall the Tenant be entitled to compensation for any damage or disturbance caused by or suffered through any such rebuilding, alteration or development.

4.	Notices

4.1	Any notice or notification served or given under or in connection with this Lease shall be in writing.

4.2	Section 196(4) Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices and certificates required to be given or served under this Lease.

5.	Value Added Tax

All sums payable by the Tenant under this Lease which are from time to time subject to VAT shall be considered to be tax exclusive sums.

6.	Expert determination proceedings

6.1	The provisions of this paragraph shall apply to determination of issues by an independent expert if it is invoked elsewhere in this Lease or the parties otherwise agree to invoke it.

6.2

The expert shall be appointed by the parties jointly or if there is no agreement on the appointment he shall be appointed by the President (or other acting senior officer for the time being) of the relevant professional body on the request of either party.

6.3	For the purposes of paragraph 6.2 the relevant professional body shall in relation to any dispute or difference over matters of:

(a)	valuation, service charge, management or the condition of the Building or the Premises be the Royal Institution of Chartered Surveyors;

(b)	accountancy or the incidence of taxation be the Institute of Chartered Accountants in England and Wales; and

(c)	law be the Law Society;

but where there are matters that materially involve issues falling under more than one such grouping more than one expert to act jointly with one another shall be appointed (unless the parties otherwise agree) and references in this paragraph 6 to an expert shall then be treated as referring to experts acting jointly.

6.4	The person so appointed shall act as an expert and not as an arbitrator.

6.5	The expert shall be required to:

(a)

give notice to the Landlord and the Tenant allowing each of them to submit to him within such reasonable time as he may stipulate representations on the relevant issue accompanied (if either of them so wish) by a statement of reasons and professional valuations or reports (as the case may be) of which copies are supplied to the other party; and

(b)	permit each of the Landlord and the Tenant to make a submission in respect of the other’s reasons, valuation and reports provided under paragraph 6.5(a); but

(c)

neither the Landlord nor the Tenant may without the consent of the other disclose to the expert correspondence or other evidence to which the privilege of non-production (“without prejudice”) properly attaches;

but the expert shall not be bound by any such submission, and he may make his determination as he thinks fit.

6.6	The determination of the expert shall be final and binding on the parties except in the case of manifest error.

6.7

The fees and expenses of the expert including the cost of his nomination shall be borne either as to the whole or in the proportions as the expert shall determine (but in the absence of such a determination they shall be borne equally) and each of the parties shall bear its own costs with respect to the determination of the issue by the expert, but the Landlord may pay the costs required to be borne by the Tenant if they remain unpaid more than 21 days after they become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.8	If the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement expert as provided in paragraph 6.2.

7.	Disclaimer of liability for use of Car Park

The Landlord shall not be under any liability whatsoever for loss or damage to any vehicle or other property or any damage or injury to any person howsoever arising or for the prevention of ingress to or egress from the Car Parking Spaces caused by the use or attempted use by any person of the Car Parking Spaces or any other part of the Car Park except in the case of negligence on the part of the Landlord, its servants or agents.

8.	Perpetuity period

In so far as the perpetuity rule applies to any provision of this Lease the perpetuity period shall be 80 years from the date stipulated in the definition of “Term” in clause 1.1 as the date on which the Term commences.

9.	Data Protection Act 1998

For the purposes of the Data Protection Act 1998 or otherwise the Tenant and the Guarantor (if any) agree to any information relating to this tenancy held by the Landlord being disclosed to third parties so far only as is necessary in connection with the management or disposal of the Premises.

10.	Address for Rent Demands

The first rent demand shall be delivered to the Tenant at the Premises.

11.	Tenant’s option to determine

11.1	The Tenant may end this Lease on 29 September 2016 by giving at least 12 months° written notice expiring on that day PROVIDED that at the time of expiry of such notice:

(a)	there are no arrears of any rents reserved by or any other sums payable by the Tenant under this Lease (whether or not subject to dispute); and

(b)	vacant possession of the Premises is given and at the same time the Tenant pays to the Landlord a sum equal to six months’ rent at the rate then payable pursuant to clause 2.6(a) of this Lease.

11.2

If any of the conditions referred to in (a) or (b) above are not satisfied at the date of expiry of such notice the notice is deemed to be in effect and this Leas shall continue as before, provided that the Landlord may waive all or any of the said conditions by giving notice to the Tenant at any time.

11.3	The ending of this Lease shall not affect either party’s rights in respect of any earlier breach of any provision of this Lease.

11.4

The provisions contained in this paragraph 12 are personal to and exercisable only by J Walter Thompson Group Limited. They are not capable of being assigned or otherwise dealt with by J Walter Thompson Group Limited and shall cease to have effect upon the date of the first deed of assignment of this Lease between J Walter Thompson Group Limited and its assignee irrespective of whether such assignment is notified to the Landlord.

11.5	Nothing in this paragraph 12 shall have the effect of making time of the essence for the purposes of the review of rent under this Lease.

12.	Third party rights

No person other than a contracting party may enforce any provision of this Lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 6

Rent Reviews

1.	The review dates

1.1

The yearly rent payable under this Lease shall be reviewed on the 29th September in each of the years 2006 2011 and 2016 (referred to in this Schedule as the “review dates” and the “relevant review date” shall be construed accordingly).

1.2

With effect on and from each review date the reviewed rent as agreed or determined in accordance with the following provisions of this Schedule shall become payable as the yearly rent reserved by this Lease.

2.	Upward only rent reviews

The reviewed rent shall be the higher of:

2.1	the yearly rent payable under this Lease immediately preceding the relevant review date; and

2.2	the market rent of the Premises at the relevant review date; and

2.3	90% of the market rent of Level 3 in the Building calculated on a per square foot basis.

3.	The market rent

For the purposes of this Lease the expression the “market rent” means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

3.1	with vacant possession;

3.2

for the unexpired residue of the term of this Lease at the relevant review date or for a term of 10 years from the relevant review date (whichever is the greater) and having a rent review, in the same terms as this Lease, at the expiry of each consecutive period of five years throughout the term;

3.3	without the payment of a premium by the willing tenant;

3.4	subject to the provisions of this Lease (other than “paragraph 2.3, the length of the term and the amount of rent but including these provisions for rent review);

but upon the assumption, if not the fact, that at the relevant review date:

3.5	the Premises have an agreed Net Internal Area of 1,301.72 square metres (14,011.58 square feet):

3.6	the Premises may be used for any of the uses permitted by this Lease;

3.7

the Premises have been fitted out at the cost of the tenant and are therefore ready for immediate commencement of the normal operation of the business of the willing tenant consistent with paragraph 3.6 above so that the willing tenant would not require a rent free period or other allowance for fitting out the Premises;

3.8	in case the Premises have been destroyed or damaged they have been fully reinstated;

3.9	the covenants and conditions in this Lease have been fully observed and performed;

3.10

there is not in operation any statute, order or instrument, regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable.

4.	Matters to be disregarded

4.1	In this paragraph 4 references to the “Tenant” include the predecessors in title to the Premises of the Tenant ana any person claiming title to the Premises through or under the Tenant or any of them.

4.2	In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

(a)	the occupation of the Premises or any other parts of the Building by the Tenant;

(b)	any goodwill attached to the Premises by reason of the carrying on at the Premises or any other parts of the Building of the business of the Tenant;

(c)	any improvements to the Premises or the Building made by the Tenant during the Term with the written consent of the Landlord other than those:

(i)	made by way of replacement of any of the items comprised in the list of landlord’s fixtures and fittings as listed in Schedule 1 paragraph 2.6; or

(ii)	made in pursuance of an obligation to the Landlord or in the case of an under-tenant to his immediate reversioner; or

(iii)	completed by the Tenant more than 21 years before the relevant review date; or

(iv)	in respect of which the Landlord has made or is under an obligation to make a financial contribution to the whole or part of the cost; or

(d)	any Tenant’s Requested Modifications and the Tenant’s Works as defined in and carried out under the Agreement for Lease; or

(e)	any work carried out to the Premises by the Tenant either before or after the grant of this Lease which, apart from this sub-paragraph, would diminish the market rent.

5.	Procedure for determination of market rent

5.1	The Landlord and the Tenant may agree the market rent at any time but if they do not agree the market rent:

(a)	the amount of the market rent may be determined by reference to either arbitration or the determination of an independent expert as the Landlord may elect:

(b)

the Landlord may exercise the right of election at any time either by giving notice to the Tenant or alternatively by requesting the nomination of an arbitrator or independent expert in such application for a nomination as may be made by the Landlord; but

(c)

if the Landlord has not actually exercised its right of election before the rent review date the Tenant may at any time thereafter require the Landlord to do so by giving notice to the Landlord to that effect and if the Landlord has not done so within 28 days of receipt of the notice it shall be treated as having elected for a reference to the determination of an independent expert: and

(d)

the Tenant may not make an application for the nomination of an arbitrator or an expert (as the case may be) until the Landlord has made an election or is treated as having made an election in accordance with this paragraph 5.1.

5.2

In the case of arbitration the arbitrator shall be nominated by the Landlord and the Tenant jointly or in the absence of an agreed nomination he shall be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

5.3

The arbitrator or expert to be nominated shall be a valuer and chartered surveyor having not less than ten years’ experience of rental valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated.

5.4	A reference to and award of an arbitrator shall be governed by the Arbitration Act 1996 and the decision of the arbitrator shall be final and binding on the parties.

5.5	In the case of a determination by an independent expert the provisions in this Lease relating to expert determination proceedings shall apply as supplemented by the provisions of this paragraph 5.

5.6

If the arbitrator or the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement arbitrator or expert (as the case may be) in the same manner as applied to the original appointment but without further right of election under paragraph 5.1 on the part of the Landlord.

5.7

The Landlord may pay such costs of the rent review required to be paid by the Tenant as have been awarded by the arbitrator or determined by the expert (as the case may be) if they remain unpaid for more than 21 days after they have become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.	Reviewed rent reserved in phases

The Landlord and the Tenant may at any time before the market rent is determined by an arbitrator or an independent expert (as the case may be) settle the amount of the reviewed rent and agree to reserve it in phases.

7.	Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator or expert.

8.	Rental adjustments

8.1

If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date then until the market rent has been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

8.2	The Tenant shall pay to the Landlord within seven days of a demand by the Landlord following the agreement or determination of the market rent:

(a)	all arrears of the reviewed rent which have accrued in the meantime; and

(b)

Base Rate Interest on each of the instalments of the arrears from the time that it would have become due for payment if the market rent had then been agreed or determined until the demand is made by the Landlord for payment by the Tenant in accordance with this paragraph.

9.	Memorandum of rent review

The Landlord and the Tenant shall cause:

9.1	in the case of agreement of the reviewed rent a memorandum of the reviewed rent duly signed by each of them;

9.2	in the case of an award or determination of the reviewed rent a copy of the award or determination;

without delay to be securely annexed to this Lease and the counterpart of this Lease and each shall bear its own costs of doing so.

SCHEDULE 7

Insurance provisions

1.	Tenant’s covenants

The Tenant covenants with the Landlord:

Insurance rent

1.1	To pay a sum equal to:

(a)	such fair and reasonable proportion as the Landlord may from time to time reasonably deem appropriate having regard (inter alia) to:

(i)	any alterations or additions to the Building or any change of use of any part of it; or

(ii)

information supplied to it by the Tenant pursuant to Schedule 3 paragraph 17 of such sums as the Landlord may from time to time expend in insuring the Building and all additions to the Building against the Insured Risks (including:

(iii)	the preparation and settlement of any insurance claim;

(iv)	the cost of complying with any requirements from time to time of the insurer);

(v)	valuation of the whole or any part of the Building;

(vi)	insurance of the Landlord against employers’ liability and public liability risks in respect of the Building;

(b)

the whole of such sums as the Landlord may from time to time properly expend in insuring against three years’ loss of the rent first reserved by this Lease and the Service Charge arising from damage to the Building or any part of it by any of the Insured Risks.

The insurance cover may include VAT and take due account of the effects of inflation and escalation of costs and the Landlord’s estimate of the market rent in the context of ensuing rent reviews and/or the end of the Term and the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord shall be entitled to retain any commissions paid to it.

Tenant’s insurance obligations

1.2	Not knowingly to do or omit in or upon the Premises anything whatsoever which may:

(a)

render the Landlord liable to pay in respect of the Premises and/or the Building or any part of them more than the rate of premium which the Landlord might expect to pay in the open market to insure premises of a similar nature let on a similar basis against the Insured Risks; or

(b)	restrict or make void or voidable any policy for such insurance.

1.3	To repay to the Landlord any increase in the rate of premium and all expenses incurred by it in or about any renewal of such policy rendered necessary by a breach of paragraph 1.2.

1.4	In the event of:

(a)	any part of the Premises or the Building being destroyed or damaged by any of the Insured Risks; and

(b)

the insurance moneys being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees the Tenant shall pay to the Landlord on demand a sum equal to the whole or a fair proportion (as the case may require) of the irrecoverable insurance moneys.

1.5	Not to insure any part of the Premises against any of the Insured Risks.

1.6	To notify the Landlord immediately in writing in the event of damage to any part of the Premises by any of the Insured Risks.

1.7

In the event of damage to any part of the Premises by any of the Insured Risks so as to render the same unfit for occupation or use (if so required by the Landlord) to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party within one month of such damage and/or to indemnify the Landlord against the cost of so doing.

1.8

In the event of damage to the Premises or the Building or any part or parts of them by any of the Insured Risks to pay to the Landlord on demand a sum equal to the whole or a proper proportion of any uninsured excess to which the insurance policy may be subject.

1.9

To maintain in force throughout the Term in the joint names of the Landlord and the Tenant engineering insurance for all electrical or mechanical equipment and apparatus forming part of the Premises and to produce to the Landlord on demand the policy relating to such insurance and evidence of payment of the current premium.

1.10

Not to leave the Premises continuously unoccupied for more than 21 days without notifying the Landlord and providing such caretaking or security arrangements as the Landlord and/or its insurers may require in order to protect the Premises from vandalism, theft, damage or unlawful occupation.

2.	Landlord’s covenants

The Landlord covenants with the Tenant:

To insure

2.1

To insure and keep insured the Building and all additions to the Building against loss or damage by the Insured Risks with an insurer of repute subject to such exclusions, conditions and uninsured excesses as the insurer may reasonably apply in a sum equal to:

(a)

the Landlord’s proper opinion of the full cost of reinstatement (taking into account receipt by the Landlord of any appropriate notification from the Tenant pursuant to Schedule 3 paragraph 17) including architects’, surveyors’ and consultants’ fees and the cost of removing all debris (excluding contents and stock debris) from the site of the Building and other incidental expenses;

(b)	three years’ loss of the rent first reserved by this Lease and Service Charge.

To reinstate

2.2

Subject to paragraph 2.3 to cause all money received by virtue of such insurance (other than sums received for loss of rent) to be laid out in clearing the site and reinstating the Building or the Premises (as the case may be) and to make good any shortfall out of its own moneys save to the extent that any such shortfall shall arise due to the failure of the Tenant to comply with its covenants contained in Schedule 3 paragraph 17 and/or paragraphs 1.2 and/or 1.8 of this Schedule.

2.3	The Landlord’s obligation under this covenant shall cease if:

(a)	the insurance shall be rendered void by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees; and/or

(b)	this Lease shall be determined in accordance with paragraph 5 of this Schedule.

2.4	Nothing in Schedule 8 shall impose on the Landlord any liability to make good damage caused by an Insured Risk.

OTHER PROVISIONS

3.	Landlord an insurance company

3.1

If at any time and so long as the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord is an insurance company the Landlord may carry the risk referred to in paragraph 2.1 itself in which case:

(a)

the Landlord shall be deemed to have effected an insurance policy on terms (and subject to such exclusions, conditions and uninsured excesses) equivalent to those quoted by it or the Group Company from time to time when underwriting similar business;

(b)

the Landlord shall be deemed to have expended from time to time such premiums as it would have charged for insuring and keeping insured the Building and rent in accordance with this Lease as if such insurance had been effected by a single tenant of the whole of the Building (let as a whole) with the Landlord (as insurer); and

(c)

all the provisions of this Lease which relate to insurance (including, but without limitation, the provisions for reinstatement and making up of any shortfall in the insurance moneys) shall apply mutatis mutandis where the Landlord carries the risk as if the Landlord had effected a policy with an independent insurer.

4.	Suspension of Rent

4.1

The provisions of paragraph 4.2 shall apply if the Building or any part of it shall at any time during the Term be so damaged by any of the Insured Risks as to render the Premises or any part of them unfit for occupation or use (but shall not apply if no insurance moneys shall be payable owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees).

4.2

If paragraph 4.1 applies the rent first reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable until either the Building or the Premises as the case may be shall have been reinstated and made fit for occupation or use (excluding fitting out and replacement of contents) or if earlier until the expiry of three years from the date of such damage.

4.3

In the event of dispute as to the amount or duration of the rent to be abated such dispute shall be settled by a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors.

5.	Options to determine

5.1

If the Building or a substantial part of it (whether including the Premises or not) is destroyed or damaged by any of the Insured Risks then this Lease may at the option of the Landlord be determined by the Landlord giving to the Tenant not less than six months’ notice (such notice to be given within 12 months after such destruction or damage).

5.2

If for any reason outside the control of the Landlord it shall prove impossible to commence rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks then the Landlord may by notice to the Tenant determine this Lease and upon receipt by the Tenant of such notice the Term shall cease and determine.

5.3

If either the Landlord has not commenced rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks or the Landlord has not completed reinstatement of the Building within two years and six months of such date then in either event this Lease may at the option of the Tenant be determined by the Tenant giving to the Landlord not less than six months’ notice and upon the expiration of such notice the Term shall cease and determine but if by the expiration of such notice the Building has been reinstated the notice shall become void and this Lease shall continue in full force and effect.

5.4	If this Lease is determined pursuant to paragraph 5.1, 5.2 or 5.3 the Landlord shall be entitled to retain the whole of the insurance moneys for its absolute use and benefit.

SCHEDULE 8

Part A

Service Charge Provisions

1.	Tenant’s liability to pay Service Charge

1.1	The Tenant shall pay to the Landlord the Service Charge.

1.2

The Service Charge is such proportion of the Landlord’s Costs as the Landlord reasonably deems fair and attributable to the Premises in any service charge period beginning or ending during the Term, but without affecting the general operation of the Landlord’s discretion:

(a)

the proportion shall be calculated primarily on a comparison for the time being of the Net Internal Area of the Premises with the Net Internal Area of the Building (excluding however the Net Internal Area of the Management Premises); but

(b)

in the event of such comparison being inappropriate having regard to the nature of the expenditure (or item of expenditure) incurred or the premises in or upon the Building which benefit from it or otherwise the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the proportion of such expenditure to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate the attribution of the whole of such expenditure to the Premises).

1.3

The Landlord’s Costs are the costs and expenses properly incurred by the Landlord of and incidental to the provision of the Services in or with respect to any service charge period beginning or ending during the Term.

1.4	The Services are itemised in Parts B and C of this Schedule.

1.5	The Landlord’s Costs, the Service Charge and the provision of the Services shall be calculated and dealt with in accordance with the provisions of this Schedule.

2.	Advance payments on preliminary basis

2.1

The Service Charge shall be discharged by means of advance payments to be made on each of the usual quarter days in every year and also by such additional payments as may be required under paragraphs 3 and 4.

2.2

The amount of each advance payment shall be equal to the last advance payment or shall otherwise be such amount as the Landlord may reasonably determine as likely to be equal in the aggregate to the Service Charge for the relevant service charge period and which is notified to the Tenant at or before the time when the demand for an advance payment is made and the advance payment for the service charge period current at the date of this Lease shall be £ 22,768.75 per quarter.

2.3

For the purposes of this Schedule “service charge period” means the period of 12 months from 1 October to 30 September in each year (or such other appropriate period of more or less than 12 months as the Landlord may from time to time reasonably determine).

2.4	The Service Charge shall be deemed to accrue on a day-to-day basis in order to ascertain yearly rates and for the purposes of apportionment in relation to periods of other than one year.

3.	Landlord’s Costs accounts and Service Charge adjustments

3.1

The Landlord shall as soon as may be practicable after the end of each service charge period submit to the Tenant a statement duly certified by the Landlord, the Landlord’s Surveyor or the Landlord’s managing agents (or audited by the Landlord’s auditors if the Landlord so decides) giving a proper summary of the Landlord’s Costs and the calculation of the Service Charge for the service charge period just ended and the provisions in this Lease as to the giving of notices apply to the submission of the statement.

3.2

if the Service Charge as certified shall be more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the service charge period) then any sum due to or payable by the Landlord by way of adjustment in respect of the Service Charge shall forthwith become due and be paid or allowed as the case may be.

3.3	The provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of this Lease in respect of any service charge period then current.

3.4

The Tenant may within 28 days after the submission of a certified statement under paragraph 3.1 (time being of the essence) challenge it on the ground that it contains errors or is otherwise incorrectly drawn by giving to the Landlord notice to that effect but only if it has first made payment of the full amount of any Service Charge that the statement shows as due from the Tenant and if so:

(a)	the Landlord and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so;

(b)	the issue in dispute shall be referred to the determination of an independent expert and the provisions in this Lease relating to expert determination proceedings shall apply;

(c)

such adjustments to the statement as may be required to be made in consequence of the determination of the expert shall be made and any sum due to or payable by the Landlord shall forthwith be paid or allowed as the case may be;

(d)	Base Rate Interest shall be paid or allowed in respect of the period during which the relevant amount has been underpaid or overpaid;

but if not the Tenant’s right of challenge to that certified statement shall lapse.

3.5	The Tenant shall be entitled during the period of six months commencing on the submission of the statement under paragraph 3.1 to:

(a)	inspect the service charge invoices and vouchers of the Landlord at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays; and

(b)	at the Tenant’s expense take copies of them.

4.	Exceptional expenditure

4.1

If funds collected by way of advance payments towards Landlord’s Costs prove insufficient to meet an immediate liability (and there is no reserve fund available or which may be applied to meet the liability) and the cause of the insufficiency is not that any Lettable Areas are or have been vacant or that a tenant or occupier has defaulted in payment of his proportion of the Landlord’s Costs, the Landlord shall be entitled to advance moneys (or borrow moneys for the purpose from reputable banks) at commercially competitive rates of interest and interest payable on the advance or the borrowing shall be recoverable as an item of the Landlord’s Costs.

4.2	Where the Landlord carries out major works of repair, maintenance and decoration or replaces major items of plant or machinery it may:

(a)	at its discretion apportion the Landlord’s Costs in respect of the relevant expenditure over more than one service charge period; and

(b)	include in the Landlord’s Costs Base Rate Interest on the part of the expenditure to be recovered in later service charge periods.

5.	Landlord’s protection provisions

The Tenant shall not be entitled to object to the Landlord’s Costs (or any item comprised in it) or otherwise on any of the following grounds:

5.1

the inclusion in a subsequent service charge period of any item of expenditure or liability omitted from the Landlord’s Costs for any earlier service charge period so long as the Landlord has acted in good faith;

5.2	an item of Landlord’s Costs included at a proper cost might have been provided or performed at a lower cost; or

5.3

disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the absence of manifest error; or

5.4	the manner in which the Landlord exercises its discretion in providing Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management; or

5.5	the employment of managing agents to carry out and provide on the Landlord’s behalf any of the Services; or

5.6	the employment of a Group Company to carry out and provide on the Landlord’s behalf any of the Services;

PROVIDED that the Landlord uses all reasonable endeavours to ensure that the Services are carried out in as efficient and cost effective manner as is reasonably practicable.

6.	Vacant parts of the Building and actions by the Landlord

6.1

The Service Charge shall not be increased or altered by reason only that at any relevant time any Lettable Areas of the Building may be vacant or be occupied by the Landlord or that any tenant or other occupier of another part of the Building may default in payment of his proportion of the Landlord’s Costs.

6.2	Subject to paragraph 6.1 it is the intention that the Landlord should recover the whole of the Landlord’s costs from the Tenant and other tenants and occupiers of the Building.

6.3

If the Landlord recovers moneys in exercise of its powers referred to in paragraph 0 representing expenditure which has been or which would otherwise fall to be included in the Landlord’s Costs the Landlord shall set off or credit such moneys against the Landlord’s Costs accordingly.

7.	Landlord’s Costs to exclude tenants’ liabilities

There shall be excluded from the items comprising the Landlord’s Costs any liability or expense for which the Tenant or other tenants or occupiers of the Building may individually be responsible under the terms of the tenancy or other arrangement by which they use or occupy the Building.

8.	Management charges

The Landlord shall be entitled to include in the Landlord’s costs:

8.1

a reasonable fee for the provision of Services, which shall include the reasonable and proper fees for employing managing agents for the carrying out and provision of Services but shall exclude any charge for the collection of rent; and

8.2	any reasonable and proper cost of the accountants, auditors or surveyors for auditing or certifying the Landlord’s Costs or providing other similar services in connection with the Landlord’s Costs.

9.	The Landlord’s obligation to provide services

9.1	Subject to the payment of the Service Charge by the Tenant in the manner and at the times required under this Lease and to the following provisions of this paragraph 9 the Landlord:

(a)	shall use its best endeavours to provide the Services itemised in Part B of this Schedule during Normal Working Hours and at such additional times as the Tenant may request; and

(b)	may provide the Services itemised in Part C of this Schedule.

9.2

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule to the extent that the Landlord is prevented from doing so by Insured Risks and other such perils, accident, strikes, lockouts of workmen or other cause beyond the Landlord’s reasonable control.

9.3

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule that it is obliged to do unless the Landlord has had written notice of and a reasonable period in which to remedy the failure.

9.4	The Landlord shall not be liable to the Tenant for any loss, damage or inconvenience which may be caused by reason of:

(a)	temporary interruption of services during periods of inspection, maintenance, repair and renewal;

(b)	temporary interruption of services during the course of building works;

(c)

the breakdown, failure, stoppage, leaking, bursting or defect of any hot or cold water, sanitary, ventilation, extraction plant and machinery or of soil, gas, water or electricity or other plant and machinery or of the Common Media or the Conducting Media in the Premises, the Building or neighbouring or adjoining property.

9.5

The Landlord shall not be under any obligation to the Tenant to continue the provision of the Services specified in Part C of this Schedule and may in its absolute discretion vary, extend, alter or add to the Services in Parts B and C if the Landlord considers that by so doing the interests of the occupiers of the Building as a class will be better served, the amenities in the Building may be improved and/or the management of the Building may be more efficiently conducted.

9.6	The Landlord shall not be concerned in the administration and collection of or accounting for the Service Charge on an assignment of this Lease and accordingly the Landlord shall:

(a)	not be required to make any apportionment relative to the assignment; and

(b)

be entitled to deal exclusively with the Tenant in whom this Lease is for the time being vested (and for this purpose in disregard of any assignment which has not been registered in accordance with Schedule 3 paragraph 24).

Part B

Mandatory services and heads of charge

10.	Common Parts

10.1	The cleaning, lighting and maintenance of the Common Parts.

10.2	The payment of any Outgoings in respect of the Common Parts.

10.3	Keeping the Common Parts clear of all rubbish.

10.4	The cleaning and clearing of Conducting Media.

10.5

The cleaning of all windows which do not form part of any Lettable Area and the external faces of all windows which although forming part of a Lettable Area give on to the Common Parts or form part of the exterior of the Building.

11.	Repairs

11.1

The repair, decoration, inspection, maintenance, renewal, replacement, resurfacing, washing down, cleaning and upkeep of the Main Structure (without prejudice to the Tenant’s responsibility for maintaining doors and windows and paragraph 18.4 of this Schedule) and the Common Parts, the Conducting Media, Common Media and other common service facilities and of plant, equipment and tools and utensils serving or used in the Building.

11.2

Cleaning, lighting, repairing, renewing, decorating, maintaining, and rebuilding any fences, party walls, party structures, entrance ways, stairs and passages and service areas and Conducting Media and any other items which are or may be used or enjoyed in common with adjacent or neighbouring properties (whether the relevant costs and expenses are incurred by the Landlord or it is required to make a contribution to those incurred by the owners and occupiers of adjacent or neighbouring properties or by a competent authority).

12.	Heating air conditioning and ventilation and water

12.1	Heating the Building as may be appropriate in the prevailing climatic conditions and air conditioning and ventilation and providing hot water to the hot water taps in the Building.

12.2	Providing cold water to the cold water taps in the Building.

12.3

The repair, maintenance, inspection, renewal and replacement of all plant and equipment required for or in connection with the working and operation of heating air conditioning and ventilation and hot and cold water.

13.	Lifts and Escalators

13.1	The operation of a lifts’ and escalator service in the Building.

13.2	The repair, maintenance, renewal and replacement of the lifts and escalators and of all plant and equipment for or in connection with the working and operation of the lifts.

14.	Insurances

Engineering insurances for lifts, escalators, boilers, air-conditioning plant, lightning conductor equipment and all other electrical or mechanical equipment and apparatus in the Building save to the extent that the Tenant or any other tenant is responsible for effecting such insurance.

15.	Statutory requirements

Compliance with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction and of the insurers in relation to the use, occupation and enjoyment of the Building (including in relation to health and safety compliance with the proper practice recommended by all appropriate authorities).

Part C

Non-mandatory services and heads of charge

16.	Legal proceedings

16.1

Making representations which the Landlord in its discretion reasonably and properly considers should be made against or otherwise contesting the incidence of the provisions of any notice, direction, order, certificate, assessment or proposal relating to or affecting the whole or any part of the Building.

16.2	The proper costs of pursuing and enforcing any claim, and taking or defending any proceedings which the Landlord may in its discretion make take or defend:

(a)

against contractors, consultants, architects, consulting engineers and surveyors employed or engaged in connection with the construction and/or refurbishment and/or repair of the Building and/or the Premises or any other third party for the remedy of a defect repairs in or to the Building or otherwise for which they or any of them may be liable; and

(b)

for the purpose of establishing, preserving or defending any rights, amenities or facilities used or enjoyed by the tenants and occupiers of the Building or any part of it or to which they may be entitled.

17.	Employees

17.1

Employment of a facilities manager, porter, caretaker, cleaning staff, gardener or other staff for the maintenance and upkeep of and the provision of services and security in the Building including (without limitation upon the general operation of this paragraph) National Insurance and pension contributions of such employees.

17.2	The provision of uniforms, overalls and protective clothing for such employees or other staff required in connection with their duties.

17.3	The running cost of living accommodation for the facilities manager, porter or caretaker in or nearby the Building and the payment of Outgoings in respect of such accommodation.

18.	Common Parts

18.1	The provision of repair, maintenance, inspection, renewal and replacement of directional and other informative notices in the Common Parts.

18.2	The furnishing, carpeting and equipping and ornamentation of the Common Parts.

18.3	Landscaping, planting and replanting and the maintenance and upkeep of the Common Parts and of garden or grassed areas and flagpoles on or within the curtilage of the Building.

18.4	The maintenance, decoration or replacement of any door or window giving on to the Common Parts or forming part of the exterior of the Building.

19.	Management Premises

19.1	The operating costs of Management Premises.

19.2	The payment of all Outgoings in respect of Management Premises.

19.3	The payment of any rent or service charge or other costs payable by the Landlord or any deemed rents in relation to the Management Premises.

19.4	The provision, maintenance, inspection, repair and replacement of equipment, tools and utensils for the efficient management of the Services.

20.	Refuse collection

The provision of any refuse collection services or other refuse facilities.

20.1	Fire fighting equipment, security and public address

20.2	The maintenance, inspection, repair and replacement of fire alarms and sprinkler systems.

20.3	The provision, maintenance, repair and replacement of ancillary fire prevention apparatus and fire fighting equipment and telephone and public address systems.

20.4	Security arrangements for entry to the Car Park.

20.5	Security arrangements for the safety of occupiers and users of the Building and their property kept in the Building.

20.6	The engagement of security officers and security services.

21.	Insurances

Such additional insurances (other than as referred to in paragraph 14 or in respect of risks the Landlord covenants to insure in accordance with Schedule 7) as the Landlord may reasonably effect in respect of or incidental to the Building, its operation and management.

SCHEDULE 9

Covenants by the Guarantor

1.	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Tenant shall punctually pay the rents and perform and observe the covenants and other terms of this Lease;

1.2

If the Tenant shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of this Lease, the Guarantor will pay the rents and perform or observe the covenants or terms in respect of which the Tenant shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or non-observance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease;

(b)	that the terms of this Lease may have been varied by agreement between the parties except where such variation is materially adverse to the Guarantor;

(c)

that the Tenant shall have surrendered part of the Premises in which event the liability of the Guarantor under this Lease shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

1.3

This guarantee is to take effect immediately on the grant (or the assignment as appropriate) of this Lease to the Tenant and is to remain in force so long as and to the extent that the Tenant is not released by law from liability for any of the covenants and other terms of this Lease.

2.

The Guarantor FURTHER COVENANTS with the Landlord that if this Lease is disclaimed or forfeited prior to any lawful assignment by the Tenant of this Lease the Landlord may within six months after the disclaimer or forfeiture by notice in writing require the Guarantor to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer or forfeiture, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture, and in such case the Guarantor shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Guarantor shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If this Lease is disclaimed or forfeited and for any reason the Landlord does not require the Guarantor to accept a new lease of the Premises in accordance with paragraph 3 of this Schedule, the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer or forfeiture, in both cases for the period commencing with the date of such disclaimer or forfeiture and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer or forfeiture; and

(b)	the date (if any) upon which the Premises are relet.

4.	The Guarantor FURTHER COVENANTS and guarantees the obligations of the Tenant under any Authorised Guarantee Agreement entered into by the Tenant pursuant to the terms of this Lease.

5.	For the purposes of these guarantee provisions references to the Tenant are to the Tenant in relation to whom the Guarantor’s guarantee is given but not any lawful assignee of such Tenant.

SCHEDULE 10

Authorised Guarantee Agreement

1.	The Tenant in consideration of the agreement to the assignment of the Lease COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Assignee shall punctually pay the rents and perform and observe the covenants and other terms of the Lease;

1.2

If the Assignee shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of the Lease, the Tenant will pay the rents and perform and observe the covenants or terms in respect of which the Assignee shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or nonobservance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease;

(b)

that the terms of the Lease may have been varied by agreement between the parties (but subject always to s 18 Landlord and Tenant (Covenants) Act 1995) except where such variation is materially adverse to the Tenant;

(c)

that the Assignee shall have surrendered part of the Premises in which event the liability of the Tenant under this guarantee shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

2.

The Tenant FURTHER COVENANTS with the Landlord that if the Lease is disclaimed prior to any lawful assignment by the Assignee of the Lease the Landlord may within six months after the disclaimer require the Tenant to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer, and in such case the Tenant shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Tenant shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If the Lease is disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Premises in accordance with clause 2, the Tenant shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer, in both cases for the period commencing with the date of such disclaimer and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer;

(b)	the end or sooner determination of the Term.

4.	Notwithstanding any of the foregoing provisions the Tenant:

(a)	shall not be required to guarantee in any way the liability for the covenants and other terms of the Lease of any person other than the Assignee: and

(b)

shall not be subject to any liability, restriction or other requirement (of whatever nature) in relation to any time after the Assignee is by law released from the covenants and other terms of the Lease.

5.	Words and expressions used herein shall have the same meaning as in the Lease.

The Common Seal of Prudential	)
Property Investment Managers Limited acting as	)
attorney for The Prudential	)
Assurance Company Limited	)
was affixed in the presence of:	)

Name of sealing officer	)

Signature

Duly appointed authorized sealing officer of Prudential Property Investment Managers Limited

DATED	10 May	2002

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

-and-

J WALTER THOMPSON GROUP LIMITED

-and-

WPP GROUP (UK) LIMITED

LEASE

-of-

LEVEL 3, 1 KNIGHTSBRIDGE GREEN,

LONDON SW1

Term commences:	29 September 2001
Term expires:	28 September 2021
Initial annual rent:	£661,602.09
Initial advance service charge payment: £ 26,93.50 per quarter
LTCA 1995:	new tenancy

Lovells

Ref: P1/GS D/DBDM

D0764/75453

LIB03/P1DSD/870153.01

7.	To Notify Landlord Of Statutory Notices	13

8.	Compliance With Statutory Requirements	14

9.	Fire Precautions	14

10.	Compliance With Town And Country Planning Requirements	15

11.	Compliance With Landlord’s Regulations	15

12.	Entry By Landlord To View And Require Tenant To Repair	15

13.	Entry By Landlord To Repair And For Other Purposes	16

14.	Entry By Landlord For Sale Or Reletting	16

15.	Costs On Breach	17

16.	Not To Encumber Common Parts	17

17.	As To Alterations	17

18.	Cdm Regulations	18

19.	Permitted Use	18

20.	Prohibited Uses	19

21.	Not To Permit Encroachments	19

22.	Restrictions On Alienation	19

23.	Costs Of Licences	23

24.	Registration Of Dealings	23

25.	Aerials And Signs	23

26.	Not To Strain Floors And Ceilings	23

27.	Not To Interfere With Common Media	23

28.	Interest On Arrears	24

29.	Indemnity	24

30.	Encumbrances	24

SCHEDULE 4		25

Covenants By The Landlord		25

1.	Quiet Enjoyment	25

2.	Insurance And Services	25

3.	Enforcement Of Covenant Against Other Tenants	25

4.	Non-Competition	25

5.	Prohibited Use	25

SCHEDULE 5		26

Provisos, Agreements And Declarations		26

1.	Forfeiture	26

2.	Tenant’s Goods	26

3.	Landlord’s Right To Develop	27

4.	Notices	27

5.	Value Added Tax	27

6.	Expert Determination Proceedings	27

7.	Disclaimer Of Liability For Use Of Car Park	28

8.	Perpetuity Period	29

9.	Data Protection Act 1998	29

10.	Address For Rent Demands	29

11.	Tenant’s Option To Determine	29

12.	Third Party Rights	30

SCHEDULE 6		31

Rent Reviews		31

1.	The Review Dates	31

2.	Upward Only Rent Reviews	31

3.	The Market Rent	31

4.	Matters To Be Disregarded	32

5.	Procedure For Determination Of Market Rent	33

6.	Reviewed Rent Reserved In Phases	34

7.	Time Limits	34

8.	Rental Adjustments	34

9.	Memorandum Of Rent Review	34

SCHEDULE 7		35

Insurance Provisions		35

1.	Tenant’s Covenants	35

2.	Landlord’s Covenants	37

3.	Landlord An Insurance Company	37

4.	Suspension Of Rent	38

5.	Options To Determine	38

SCHEDULE 8		40

Part A Service Charge Provisions		40

1.	Tenant’s Liability To Pay Service Charge	40

2.	Advance Payments On Preliminary Basis	40

3.	Landlord’s Costs Accounts And Service Charge Adjustments	41

4.	Exceptional Expenditure	42

5.	Landlord’s Protection Provisions	42

6.	Vacant Parts Of The Building And Actions By The Landlord	43

7.	Landlord’s Costs To Exclude Tenants’ Liabilities	43

8.	Management Charges	43

9.	The Landlord’s Obligation To Provide Services	44

Part B Mandatory Services And Heads Of Charge		45

10.	Common Parts	45

11.	Repairs	45

12.	Heating Air Conditioning And Ventilation And Water	45

13.	Lifts And Escalators	45

14.	Insurances	46

15.	Statutory Requirements	46

Part C Non-Mandatory Services And Heads Of Charge		46

16.	Legal Proceedings	46

17.	Employees	46

18.	Common Parts	47

19.	Management Premises	47

20.	Refuse Collection	47

21.	Fire Fighting Equipment, Security And Public Address	47

22.	Insurances	48

SCHEDULE 9		49

Covenants By The Guarantor		49

SCHEDULE 10		51

Authorised Guarantee Agreement		51

LEASE

THIS LEASE is made on 10 May

BETWEEN:

(1)	The Prudential Assurance Company Limited (Company Registration Number 15454) whose registered office is at 142 Holbom Bars London EC1N 2NH (the “Landlord”); and

(2)	J Walter Thompson Group Limited (Company Registration Number 1660783) whose registered office is at 40 Berkeley Square London W1X 6AD (the “Tenant”); and

(3)	WPP Group (UK) Limited (Company Registration Number 2670617) whose registered office is at 27 Farm Street London W1X 6RD (the “Guarantor”).

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Lease where the context so admits the following expressions shall have the following meanings (that is to say):

“Agreement for Lease” means the agreement dated 6 October 2000 pursuant to which this Lease was granted and made between the Landlord (1) the Tenant (2) and the Guarantor (3);

“Authorised Guarantee Agreement” means an agreement within sectionl6 of the Landlord and Tenant (Covenants) Act 1995 containing the provisions set out in Schedule 10;

“Base Rate Interest” means Interest at an annual rate equal to the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Building” the building known as 1 Knightsbridge Green and 44-58 Brompton Road, London shown edged blue on the plan annexed numbered 2 and includes all landlord’s fixtures and fittings in it and any areas the use and enjoyment of which is appurtenant to it (whether or not within the structure) and any extensions or additions from time to time made to it;

“Car Park” means the car park forming part of the Building shown edged green on the plan annexed numbered 3;

“Car Parking Spaces” means the car parking space in the Car Park as may be allocated for the Tenant from time to time and such other facilities for the parking of bicycles or motor bicycles as may be designated from time to time;

“CDM Regulations” means all Construction (Design and Management) regulations 1994 as amended, supplemented or replaced from time to time.

“Common Parts” means all parts of the Building which are available or provided by the Landlord for the general use in common by the Landlord and the tenants or occupiers of the Building (including, but without limitation, any of the following: the Car Park, forecourts, pathways, accessways, entrances, corridors, lobbies, stairways, lifts, escalators, passages, turntables courtyards, atria, light wells •pavement lights, external paviours, car park ramps, service areas, toilets, bin stores or other refuse facilities and fire escapes but excluding and such forming part of any Lettable Areas);

“Conducting Media” means pipes, wires, cables, sewers, drains, watercourses, trunking, ducts, flues, gutters, gullies, channels, conduits, and other media;

“Encumbrances” means the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained, imposed by or referred to in the documents brief particulars of which are set out in Schedule 2;

“Excluded Plant” means the plant and machinery, air handling units, radiators, fan coil units, chilled beam units, ductwork and all ancillary or associated wiring or control equipment, plumbing, pipework and conducting media and the conducting media comprised in the central heating and hot water system air conditioning and ventilation system serving the Premises in common with other parts of the Building including any items installed by the Tenant (or any predecessor in title of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them) and exclusively serving the Premises but connected to a system serving other parts of the Building but excluding the air diffusers, grilles, fascias, surrounds or other equipment forming part of the suspended ceiling or perimeter fabric and fittings;

“Group Company” means any company which is for the time being a member of the same group of companies as the Landlord or the Tenant or the Guarantor (as the case may be) within the meaning of section 42(1) of the Landlord and Tenant Act 1954;

“Guarantor” includes the executors or administrators of the Guarantor;

“Higher Rate Interest” means Interest at an annual rate of 4% over the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Insured Risks” means (subject to such exclusions and limitations as may be imposed from time to time by the insurer provided always that notice of such exclusions and limitations will be given to the Tenant on request) fire, lightning, explosion, aircraft and articles dropped from them, riot, terrorism, civil commotion, malicious damage, storm, tempest, flood, earthquake, bursting or overflowing of water tanks, apparatus and pipes, impact by any vehicle and such other risks as the Landlord may consider necessary to insure;

“Interest” means interest from time to time calculated on a day to day basis (as well after as before judgment) compounded at quarterly rests on the usual quarter days;

“Landlord” includes the reversioner for the time being immediately expectant on the Term;

“Landlord’s Costs” has the meaning given to it in Schedule 8 paragraph 1.3;

“Landlord’s Surveyor” means a surveyor or member of a firm of surveyors instructed by the Landlord for any of the purposes of this Lease who shall be a fellow or associate of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers or suitably experienced and such surveyor may be a person employed by the Landlord or a company which is a Group Company of the Landlord;

“Lettable Areas” means the accommodation in the Building from time to time let or intended for letting by the Landlord to one or more tenants whether or not actually let or occupied;

“Main Structure” means the exterior and main structure of the Building including the foundations, roofs, load bearing walls, load bearing columns, ceilings and floors and exterior windows and lights (but excluding any glass within interior doors, walls or partitions, raised floors, suspended ceilings, all internal cladding, plasterwork and decoration - save where internal to any Common Parts and all floor screening and finishes);

“Management Premises” means all administrative, security and control offices and centres and stores (if any) maintained by the Landlord for the purpose of managing the Building and providing the Services together with any accommodation including residential accommodation (whether in the Building or elsewhere) provided by the Landlord for a caretaker or facilities manager employed by it for purposes connected with the Building;

“Net Internal Area” means net internal floor area measured in accordance with Definition 3 of the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers Fourth Edition (November 1993);

“Normal Working Hours” means the hours between 8am and 7pm Monday to Friday;

“Outgoings” means all monetary obligations of any kind (whether parliamentary, parochial or otherwise) which are now or may at any time be assessed, charged or imposed on property or on the owner or occupier of property;

“Planning Acts” means “the consolidating Acts” as defined in the Planning (Consequential Provisions) Act 1990 and any other legislation relating to town and country planning in force from time to time;

“Premises” means the premises (forming part of the Building) described in Schedule 1 Part A and each and every part of them;

“Service Charge” has the meaning given to it in Schedule 8 paragraph 1.2;

“Services” has the meaning given to it in Schedule 8 paragraph 1.4; “Tenant” includes the successors in title and assigns of the Tenant;

“Term” means a term commencing on and including 29 September 2001 and thereafter a term of 20 years;

“VAT” means value added tax and any other tax of a similar nature;

“Water and Sewerage Charges” means all charges for the supply of water together with any charges for services performed, facilities provided or rights made available by the water undertaker or the sewerage undertaker or other relevant authority under the powers granted by any relevant legislation in force from time to time (including, but without limitation, sewerage and environmental charges and water meter rents).

1.2	(a) Where two or more persons are included in the expression “Tenant” or “Guarantor” the liability under any covenant or other obligation on the part of such persons shall be joint and several.

(b)	Any words or expressions importing the singular number include the plural number and vice versa and words importing gender include any other gender.

(c)	The index and clause headings in this Lease are for ease of reference only and have no other significance.

(d)

Unless otherwise specified any reference to an Act of Parliament includes a reference to that Act as amended or replaced whether before or after the date of this Lease and to subordinate legislation or bylaws made under it and any general reference to statute or legislation includes subordinate legislation and bylaws.

(e)	Any reference in this Lease to the end of the Term shall mean the expiration or earlier termination of this Lease for whatever reason.

(f)	References to numbered clauses and schedules are references to the relevant clause or Schedule to this Lease unless the context otherwise requires.

(g)	References in any Schedule to numbered paragraphs are references to the relevant paragraph in that Schedule unless the context otherwise requires.

(h)

In any case where the Tenant is placed under a restriction by this Lease the restriction shall be deemed to include the obligation on the Tenant not knowingly to permit or allow the infringement of the restriction by any person under the control of the Tenant.

(i)

Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only if the consent or approval is given in writing.

(j)

Any right to enter the Premises conferred upon the Landlord by this Lease shall be exercisable when appropriate also by the Landlord’s employees, agents and workpeople and any others authorised by it under the terms of this Lease.

2.	DEMISE, TERM, RENT AND RENT PAYMENT DATES

2.1	In consideration of the rents and other obligations on the part of the Tenant and of the Guarantor contained in this Lease the Landlord demises to the Tenant the Premises

2.2	TOGETHER WITH the rights set out in Schedule 1 Part B

2.3	EXCEPT AND RESERVED to the Landlord the rights set out in Schedule 1 Part C

2.4	for the Term

2.5	SUBJECT to the Encumbrances

2.6	the Tenant PAYING during the Term:

(a)

the yearly rent of £661,602.09 (subject to the provisions for revision in Schedule 6) by equal quarterly payments in advance on the usual quarter days in every year, the first of such payments to be calculated from 30 August 2002 to 28 September 2002 (both dates inclusive) and to be made on 30 August 2002;

(b)	as additional rent the Service Charge, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(c)	on demand as additional rent the sums specified in Schedule 7, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(d)

where Water and Sewerage charges are not levied directly on the occupier of the Premises on demand as additional rent a sum equal to the proportion attributable to the Premises of Water and Sewerage Charges payable by the Landlord in respect of the Building;

(e)	as additional rent any VAT which may be or become chargeable in respect of any rent payable under this Lease;

(f)	as additional rent any other sums payable pursuant to this Lease.

3.	TENANT’S COVENANTS

The Tenant hereby covenants with the Landlord to observe and perform the covenants and stipulations set out in Schedule 3.

4.	LANDLORD’S COVENANTS

The Landlord hereby covenants with the Tenant to observe and perform the covenants and stipulations set out in Schedule 4.

5.	PROVISOS

It is hereby agreed and declared as mentioned in Schedule 5.

6.	INCORPORATION OF SCHEDULES 6, 7 AND 8

The provisions for rent review set out in Schedule 6, the insurance provisions set out in Schedule 7 and the provisions for service charge set out in Schedule 8 are incorporated.

7.	GUARANTOR’S COVENANTS

The Guarantor hereby covenants with the Landlord in the manner set out in Schedule 9.

8.	OPERATION OF THIS DEED

This document shall be treated as having been executed and delivered as a deed only upon being dated.

9.	NEW TENANCY

This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995.

IN WITNESS whereof this deed has been duly executed and delivered the day and year first before written

SCHEDULE 1

Part A

The Premises

1.	ALL THOSE premises situate on the third floor of the Building which premises are for the purpose of identification only edged red on the plan numbered 1 annexed to this Lease.

2.	There is included within the premises:

2.1	all walls, floors and ceilings (including any raised floors, suspended ceilings and the voids below and above them and all light fittings) of the premises;

2.2	all internal cladding, plasterwork and decoration and all floor screeding and finishes;

2.3	all doors, door frames, equipment, fitments and any glass relating to the doors of the premises;

2.4

the decorative finish on the inside of the windows and other lights of the premises and (to the extent that they are not part of any sealed units forming the exterior of the premises) any equipment and fitments relating to windows and lights of the premises;

2.5	all Conducting Media within and exclusively serving the premises except where they form part of the Excluded Plant;

2.6	all landlord’s fixtures and fittings (except where they form part of the Common Media or the Excluded Plant) including, but without limitation, the following:

(a)	electrical services for power, lighting and telecommunications;

(b)	drainage and water services;

(c)	gas services;

(d)	fire protection systems;

(e)	distribution trunking, ducting and conduits for electrical, telephone and other communication services;

(f)	carpets;

2.7	all improvements and additions made to the premises.

3.	The Main Structure is excluded from the premises but subject to paragraphs 2.3 and 2.4 of this Part of this Schedule.

4.	The Excluded Plant is excluded from the premises.

Part B

Rights Granted

5.	The rights in common with all others having similar rights from time to time:

5.1

of passage to and from the Premises along and through the common entrance, staircases and passages of the Building and by means of the lifts and escalators in it during such times as the same shall be working;

5.2	of free passage of services from and to the Premises through the Common Media;

5.3

to use such of the toilets, kitchens, tea making facilities and refuse facilities in the Building as may be allocated to the Tenant by the Landlord from time to time with the right of access to and from them.

6.	The right to use the Car Parking Spaces:

6.1	only for the parking of private motor cars or bicycles belonging to the Tenant or any undertenant or their respective staff or invitees;

6.2

the rights contained in this paragraph may upon reasonable notice be suspended during such period as the Landlord may reasonably require in connection with any repairs or alterations to or rebuilding of the Building or any adjoining premises or any other works which may be carried out in the Building or any adjoining premises or the Car Park.

7.	The right to install a generator in the basement of the Building and thereafter to maintain, repair and renew such generator.

8.	The right of access on to such parts of the Building as may be necessary in order to exercise the rights granted in Part B of this Schedule.

Part C

Exceptions and Reservations

9.

9.1

The free and uninterrupted passage of air, water, soil, gas and electricity through the Common Media which are now or may at any time be within the Premises with power for the Landlord at all reasonable times to enter the Premises where reasonably necessary for the purpose of:

(a)	any matter or thing connected with the Services; and/or

(b)	adding to, inspecting, cleansing, maintaining, modernising, repairing, replacing or altering the Common Media.

9.2	Any such adding to, inspections, cleansing, maintenance, modernisation, repairs, replacements or alterations shall be done as soon as reasonably practicable.

10.

Full right and liberty to enter by reasonable prior notice upon the Premises at any reasonable time in order to erect scaffolding and/or to build on, under or into any part of the Building including, but without limitation, structural walls, floors, ceilings, columns, roofs and foundations or to build over the Building.

11.

The Landlord shall make good in a reasonable manner to the reasonable satisfaction of the Tenant all damage occasioned to the Premises in the exercise of the rights referred to in paragraphs 9 and 10 of this Schedule but the Landlord shall not be liable to pay compensation for any inconvenience caused to the Tenant.

12.	All rights of entry upon the Premises referred to in Schedule 3 paragraphs 8, 12, 13 and 0.

13.

In the interest of maintaining uniformity of appearance the right to maintain, decorate or replace any door or window giving on to the Common Parts or forming part of the exterior of the Building with power for the Landlord at all reasonable times to enter the Premises for the purpose of exercising such right.

SCHEDULE 2

The Encumbrances

The entries in the Property and Charges Registers of Title Number NGL789688 insofar as they relate to the Premises but excluding the Section 106 Agreements dated 21 April 1995 and 15 May 2000 and the Supplementary Deed dated 18 October 1999.

SCHEDULE 3

Covenants by the Tenant

1.	Payment of rents

To pay the rents reserved by this Lease as and when stipulated without any deduction or set off and by bankers’ standing order unless otherwise required by the Landlord.

2.	Outgoings

2.1

Subject to paragraph 2.2 to pay and discharge all Outgoings in respect of the Premises and a fair and reasonable proportion of all Outgoings which may be payable in respect of the Premises in common with other property.

2.2

There is excepted from paragraph 2.1 income and corporation tax (or other tax of a like nature) assessed on the Landlord in respect of its rental and other income arising from or under this Lease or tax payable as a result of any dealing with any reversion immediately or mediately expectant on the Term.

2.3

To indemnify the Landlord against any loss to the Landlord of any void rating relief which would have been applicable to the Premises by reason of the Premises being vacant after the end of the Term but which is not available to the Landlord on the ground that relief has already been allowed to the Tenant or any person claiming title to the Premises through the Tenant.

3.	Value Added Tax

3.1	To pay on demand such VAT as may be chargeable on goods and services supplied by or on behalf of the Landlord.

3.2

To indemnify and keep indemnified the Landlord against any VAT paid or payable by the Landlord in respect of any costs, fees, disbursements, expenses or other sums which the Landlord is entitled to recover under the terms of this Lease which do not constitute consideration for taxable supplies of goods and services made by the Landlord.

4.	Decoration

4.1

In every fifth year of the Term and also in the last six months before the end of the Term in a proper and workmanlike manner to prepare and paint with two coats of good quality paint all parts of the Premises usually or requiring to be painted and to treat other parts of the Premises with suitable and appropriate materials.

4.2	Not to paint or otherwise decorate:

(a)	any external part of the Premises;

(b)	the surface of any door or window giving on to the Common Parts without first giving the Landlord at least 28 days notice of its intention.

4.3

If within 28 days of receipt of such notice as is referred to in paragraph 4.2(b) the Landlord shall notify the Tenant that it wishes to carry out the painting or decoration in question the Tenant shall refrain from doing so.

4.4

If the Landlord notifies the Tenant that it does not wish to carry out such painting or decoration or if the Landlord fails to give the Tenant any notification within such 28 day period the Tenant may carry out the painting or decoration in question and in so doing the Tenant shall adhere to the then existing colour scheme and shall carry out the work in the manner and with the materials specified in paragraph 4.1.

4.5

Decoration of the inside of the Premises in the last six months of the Term shall be carried out in such colours, patterns and materials as the Landlord may approve (such approval not to be -unreasonably withheld).

5.	Repairs

5.1	Subject to paragraphs 4.3 and 5.2 to well and substantially repair, cleanse and keep in good and substantial repair, decorative order and condition the Premises.

5.2	There is excepted from paragraph 5.1:

(a)

damage by any of the Insured Risks unless and to the extent that the insurance moneys are wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees;

(b)

any liability to repair or replace any part of the central heating and hot water and air-conditioning and ventilation services and on the contrary the Tenant shall not repair or replace them but the Landlord shall be responsible for so doing as part of the Services.

5.3	To notify the Landlord immediately the Tenant becomes aware of any defect in the Excluded Plant.

5.4

To replace any door or window requiring to be replaced under the provisions of paragraph 5.1 with a door or window of similar quality and appearance or with such other door or window as shall be approved by the Landlord (such approval not to be unreasonably withheld).

5.5	To clean all the glass in the Premises (including the inside surface of any exterior windows) as often as may reasonably be required and in any event at least once a month.

5.6	There is excepted from paragraph 5.5 the external face of any windows giving on to the Common Parts or forming part of the exterior of the Building.

5.7	As often as required (and in any event at the end of the Term) to replace (where necessary) the carpeting with good quality carpeting of similar nature, quality and appearance.

5.8

In connection with s 4 Defective Premises Act 1972 to notify the Landlord immediately the Tenant becomes aware of any defect in the Premises or the Building which may cause personal injury or damage to property.

6.	Yielding up

6.1	At the end of the Term:

(a)

subject always to the provisions of paragraph 5 quietly to yield up the Premises duly kept in accordance with the Tenant’s obligations together with all additions and improvements made in the meantime;

(b)	unless otherwise required by the Landlord to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party;

(c)

unless otherwise required by the Landlord at the Tenant’s expense to remove any alterations or additions made to the Premises by the Tenant or the predecessors in title to the Premises of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them during the subsistence of this Lease or under an agreement for the grant of this Lease; and

(d)	to make good to the reasonable satisfaction of the Landlord any damage caused to the Premises by such removal.

6.2	In case of default the Landlord may execute such works or do any other thing which may be necessary to comply with the requirements specified in paragraph 6.1.

6.3

To pay to the Landlord on demand all expenses so incurred and mesne profits at the rate of the rent payable under this Lease immediately prior to the end of the Term during the period reasonably required for the exercise of the Landlord’s rights under paragraph 6.2 with Higher Rate Interest on such expenses from the date of expenditure and on the mesne profits from the date of demand until in each case the date they are paid by the Tenant to the Landlord.

7.	To notify Landlord of statutory notices

7.1

As soon as practicable following receipt of any permission, notice, direction, order, certificate, assessment or proposal relevant to the Premises or to the use or condition of the Premises or otherwise concerning the Landlord’s interest in the Premises given or issued under or by virtue of any Act of Parliament to produce a copy to the Landlord.

7.2

At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such permission, notice, order, certificate, assessment or proposal as the Landlord shall reasonably deem expedient.

8.	Compliance with statutory requirements

8.1

At the Tenant’s own expense to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put by the Tenant or any lawful occupier that are required in order to comply with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction regardless of whether such requirements are imposed on the owner or occupier.

8.2

Not knowingly to do in or near the Premises any act or thing by reason of which the Landlord may under any statute incur, have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses.

8.3

Without prejudice to the generality of paragraphs 8.1 and 8.2 to comply in all respects with the provisions of any statutes and any other obligations imposed by law or by any bylaws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on in the Premises by the Tenant or any lawful occupier.

8.4	In relation to health and safety to comply with the proper practice recommended by all appropriate authorities.

8.5

In case of default it shall be lawful for the Landlord to enter the Premises and execute such works or do any other thing which may be necessary to comply with the requirements specified in this paragraph.

8.6	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

9.	Fire precautions

9.1	To comply with all requirements and recommendations made from time to time by the fire authority or the insurers of the Premises.

9.2

To carry out periodic testing of any independently operated fire alarms within the Premises and participate in evacuation procedures and keep all requisite log-books and other documents and records up to date and available for inspection.

9.3

To keep the Premises sufficiently supplied and equipped with such fire fighting and extinguishing appliances as shall from time to time be required by any statute or by the fire or other competent authority or the insurers of the Premises or (at the Landlord’s option) to pay to the Landlord on demand the cost of providing and installing any of the same and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord.

9.4	If so required by the Landlord to connect to the Landlord’s reasonable satisfaction any fire alarm system for the Premises into any fire alarm system for the Building generally.

10.	Compliance with town and country planning requirements

10.1

To comply with the provisions and requirements of the Planning Acts and of all consents, permissions and conditions (if any) granted or imposed or having effect under the Planning Acts so far as the same respectively relate to or affect the Premises or any part of the Premises or any operations, works, acts or things already or in the future to be done or omitted on the Premises or the use of the Premises by the Tenant or any lawful occupier.

10.2

Not to make any application for planning permission without the consent of the Landlord (such consent not to be unreasonably withheld where the Landlord’s consent to the subject matter of the application cannot be unreasonably withheld under the terms of this Lease).

10.3

Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use (being an alteration or addition or change of use which is prohibited by or for which the Landlord’s consent is required to be obtained under this Lease and for which a planning permission needs to be obtained) before a planning permission for such work or change of use has been produced to the Landlord and acknowledged by it in writing as satisfactory to it But so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period of it or any condition contained with or anything omitted from it in the reasonable opinion of the Landlord’s Surveyor would be or be likely to be prejudicial to the Landlord’s interest in the Premises or the Building whether during or after the Term.

10.4

Unless the Landlord shall otherwise direct to carry out and complete before the end of the Term any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any development begun before the end of the Term.

10.5

If and when called upon so to do to produce to the Landlord or the Landlord’s Surveyor all such plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this paragraph have been complied with in all respects.

11.	Compliance with Landlord’s regulations

To observe all reasonable regulations made by the Landlord from time to time and notified in writing to the Tenant having as their object the safety, promotion, maintenance, management and general amenity of the Building (including the Common Parts).

12.	Entry by Landlord to view and require Tenant to repair

12.1

To permit the Landlord at all reasonable times after notice (except in an emergency) to enter the Premises to view their state and condition and to give notice to the Tenant of any defects in the state of repair and condition of the Premises which are the Tenant’s responsibility or any unauthorised alterations.

12.2

The Tenant will within one month after any such notice (or sooner if necessary) commence to repair and make good such defects or remove such alterations to the reasonable satisfaction of the Landlord’s Surveyor.

12.3	In case of default it shall be lawful for the Landlord to enter the Premises and execute such works.

12.4	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

13.	Entry by Landlord to repair and for other purposes

To permit the Landlord and also the tenants and occupiers of any adjoining premises or their workpeople where reasonably necessary at reasonable times after notice (except in an emergency) to enter upon the Premises for the purpose of:

13.1	inspecting or executing repairs or alterations to or upon such adjoining premises or the Building;

13.2	inspecting, maintaining, repairing or replacing the Excluded Plant;

13.3	decorating the Common Parts and the exterior of the Building;

13.4

doing anything which the Landlord considers necessary or desirable for the performance by the Landlord of the covenants on its part contained in this Lease or to third parties or the provision of the Services;

13.5	inspecting or surveying the Premises for valuation purposes;

13.6

doing anything reasonably incidental to the repair, maintenance, management or security of the Building or the performance of the Landlord’s legal duties and compliance with proper practice in relation to health and safety or otherwise;

and the Landlord shall not be liable to pay compensation for any nuisance, annoyance, inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Premises as soon as reasonably practicable.

14.	Entry by Landlord for sale or reletting

14.1

To permit the Landlord at reasonable times after notice to enter upon the Premises to survey the same and to affix upon any suitable part of the exterior of the Premises notice boards or bills for selling the interest of the Landlord or for reletting the Premises or any other part of the Building.

14.2	Not to remove or obscure any such notice boards or bills.

14.3	To permit all persons with authority from the Landlord at all reasonable times in the daytime to enter and view the Premises.

15.	Costs on breach

To pay on demand to the Landlord all costs, charges and expenses (including, but without limitation, legal costs, bailiffs fees and fees payable to a surveyor and/or architect) which may be incurred by the Landlord:

(a)	in or in reasonable contemplation of any proceedings under s 146 and/or 147 Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court; and/or

(b)	in the recovery or attempted recovery of arrears of rent and/or additional rent due from the Tenant under this Lease; and/or

(c)	in the preparation and/or service of any notice or schedule relating to the condition of the Premises whether during or after the end of the Term.

16.	Not to encumber Common Parts

Not to encumber the Common Parts with articles or goods of any description.

17.	As to alterations

17.1

Not without the consent of the Landlord (which it shall be entitled to withhold at its absolute discretion) to make any alterations or additions or other works whatsoever to the Main Structure or affecting the appearance of the Premises as seen from the exterior or the Common Parts.

17.2

Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any other alterations or additions to the Premises or to the mechanical and electrical plant and equipment within the Premises PROVIDED that the Tenant may erect or remove demountable partitioning within the Premises on condition that:

(a)	prior to the commencement of such works full details are provided to the Landlord; and

(b)	all necessary consents required for the works have been obtained; and

(c)	the external appearance of the Building and the efficiency of the Excluded Plant is not thereby affected.

17.3

Without prejudice to the preceding provisions of this paragraph in the event that any alteration or addition shall be carried out to the Premises to notify the Landlord in writing immediately following completion of the cost of the works for insurance purposes.

18.	CDM Regulations

Without prejudice to its other obligations under this Lease, if the Tenant carries out or engages others to carry out any work at the Premises to which the CDM Regulations apply the Tenant shall:

(a)	comply with the requirements of the CDM Regulations;

(b)

either be the only client for the purposes of the CDM Regulations, in which case the Tenant warrants to the Landlord that it has the competence and resources to comply with the requirements of the CDM Regulations or forthwith appoint an agent pursuant to regulation 4(1) of the CDM Regulations;

(c)

forthwith either make a declaration to the Executive (as defined in the Health and Safety at Work, etc Act 1974) that the Tenant is the client or procure that its agent appointed pursuant to paragraph 18 (b) makes a declaration to the Executive in either case in accordance with regulation 4(4) of the CDM Regulations;

(d)	supply to the Landlord a copy of the applicable declaration referred to in paragraph 18(c) and of the Executive’s notice in response as soon as it is respectively made and received;

(e)

deliver to the Landlord as soon as it is prepared, but in any event no later than the completion of the Tenant’s works, the health and safety file which complies with the requirements of the CDM Regulations and as identified in this Lease of the Landlord; and

(f)	keep a copy of the health and safety file referred to in paragraph 18(e) available at the Premises for inspection by the Landlord and third parties.

19.	Permitted use

19.1

Not to use the Premises or permit any part of the Premises to be used otherwise than as offices within Class B1 Town and Country Planning (Use Classes) Order 1987 (the “Order”) together with uses ancillary thereto.

19.2	Nothing in this Lease shall imply or be treated as a warranty by the Landlord that the use permitted by this Lease complies with the Planning Acts.

20.	Prohibited uses

Not to:

(a)	use the Premises or permit any part of the Premises to be used in connection with the sale of timeshares;

(b)	permit any sale by auction or public meeting to be held upon the Premises;

(c)

permit in or upon the Premises or the Car Park any act or thing which is illegal or immoral or which shall or may be or become a nuisance, damage, or excess annoyance or inconvenience to the Landlord or its tenants or the occupiers of any adjoining or neighbouring premises.

21.	Not to permit encroachments

21.1	Not to:

(a)	stop up, darken or obstruct any windows or light belonging to the Premises or any other part of the Building;

(b)

permit any new window, light, opening, doorway, path, passage, drain or other encroachment or easement to be made or acquired in, against, out of or upon the Premises which may be or grow to the damage, annoyance or inconvenience of the Landlord or any of its tenants.

21.2

In case any such window, light, opening, doorway, path, passage, drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

22.	Restrictions on alienation

22.1	Not to:

(a) part with or share possession or occupation of the whole or any part or parts of the Premises or charge or mortgage the whole or any part or parts of the Premises;

(b) grant to any third parties any rights over the Premises;

except by way of an assignment, underlease or charge of the whole of the Premises or an underletting of a Permitted Part in accordance with the provisions of this paragraph 22.

22.2	Consent of the Landlord

(a)

Without prejudice to the Tenant’s obligations in the following provisions of this paragraph 22, neither the Tenant nor any person deriving title under the Tenant shall assign, underlet or charge the Premises without the Landlord’s consent (such consent not to be unreasonably withheld).

(b)

Any consent granted under this paragraph shall only be valid for a period of three months from its date unless acted upon within such period and without prejudice to paragraph 24 may be revoked at the Landlord’s sole discretion if the transaction for which consent has been granted has not been registered with the Landlord within such period.

Assignments

22.3	Not to assign any part of the Premises (as distinct from the whole).

22.4

Not to assign the whole of the Premises without prior written consent of the Landlord (such consent not to be unreasonably withheld) provided that the Landlord shall be entitled (for the purposes of s 19(1A) Landlord and Tenant Act 1927):

(a)	to withhold its consent in any of the circumstances set out in paragraph 22.6;

(b)	to impose all or any of the matters set out in paragraph 22.7 as a condition of its consent.

22.5

The provisos to paragraph 22.4 shall operate without prejudice to the rights of the Landlord to withhold such consent on any other ground or grounds where such withholding of consent would be reasonable or to impose any further condition or conditions upon the grant of consent where the imposition of such condition or conditions would be reasonable.

22.6	The circumstances referred to in paragraph 22.4(a) are as follows:

(a)	where the proposed assignee is a Group Company of the Tenant;

(b)	where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the tenants covenants in the Lease;

(c)

where the proposed assignee is not resident in the United Kingdom of Great Britain and Northern Ireland or in the European Community or in a jurisdiction where reciprocal enforcement of judgments exists.

22.7	The conditions referred to in paragraph 22.4(b) are as follows:

(a)	the execution by the Tenant and delivery to the Landlord prior to the assignment in question of an Authorised Guarantee Agreement;

(b)	the payment to the Landlord of all rents and other sums which have fallen due under the Lease prior to the date of the assignment;

(c)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require any intended assignee to procure a surety or sureties for such assignee acceptable to the Landlord and such surety or sureties (if more than one jointly and severally) shall covenant with the Landlord in the terms set out in Schedule 9;

(d)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require the execution by any intended assignee and delivery to the Landlord by the time of the assignment in question of a rent deposit deed (in such form as the Landlord shall reasonably require to provide for the deposit of a sum equal to six months rent with any applicable VAT) together with the payment by way of cleared funds of such sum.

Underletting

22.8	Not to underlet any part of the Premises (as distinct from the whole) if by so doing the Premises would comprise more than two units of occupation.

22.9	Not to underlet the whole or part of the Premises except where the following conditions are fulfilled:

(a)	any underlease whether mediate or immediate to be granted out of this Lease shall:

(i)	initially and at each rent review (if any) be at not less than an open market rent at the time of grant without fine or premium;

(ii)	contain provision for rent review in an upward direction only at least at such times as to coincide with the rent reviews provided for in this Lease;

(iii)

contain an absolute covenant on the part of the undertenant not to underlet, part with possession of or share possession or occupation of the whole or any part or parts of the sub-demised premises or mortgage or charge the whole or any part or parts of the sub-demised premises except by way of an assignment or charge of the whole of the sub-demised premises;

(iv)	contain a covenant on the part of the undertenant not to assign or charge the whole of the sub-demised premises without the consent of the Landlord under this Lease;

(v)	otherwise be on similar terms mutatis mutandis to the terms of this Lease;

(vi)	be in a form approved by the Landlord prior to its grant;

(b)

any underlease of part shall contain an agreement to exclude the provisions of s 24 to 28 Landlord and Tenant Act 1954 in relation to such underlease and that agreement shall have been duly authorised beforehand by the Court;

(c)

prior to the grant of any underlease the Tenant shall procure that the undertenant enters into a deed of covenant with the Landlord to pay the rents and other sums reserved by and observe and perform the covenants on the undertenant’s part and the conditions contained in the proposed underlease and not to do or omit any act or thing in respect of the sub-demised premises which would or might cause the Tenant to be in breach of the covenants on the part of the Tenant contained in this Lease.

22.10	The Tenant shall:

(a)	not consent to or participate in any variation or addition whatsoever to any such underlease granted in accordance with the preceding provisions of this paragraph without the consent of the Landlord;

(b)	enforce all the covenants and obligations of the undertenant under any such underlease;

(c)

operate and effect all reviews of rent pursuant to the terms of any such underlease but shall not agree or have determined any reviewed rent until the corresponding rent review under this Lease is agreed or determined;

(d)	notify the Landlord of the reviewed rent immediately it has been agreed or determined;

(e)	not accept a surrender of any underlease without the consent of the Landlord.

22.11	Sharing with Group Companies

Notwithstanding the preceding provisions of this paragraph 22, if and so long as the Tenant shall be a Group Company of WPP Group Plc nothing in this paragraph shall prevent the Tenant from sharing occupation of the whole or any part or parts of the Premises with any other Group Company of WPP Group Plc on condition that:

(a)	the registered office of the Group Company shall also be in the United Kingdom of Great Britain, Northern Ireland or the European Community;

(b)	the interest in the Premises so created shall be no more than a tenancy at will;

(c)	the right of any company to occupy the Premises or any part or parts of the Premises shall immediately determine upon such company ceasing to be a Group Company.

22.12	To supply information

From time to time on demand during the Term to furnish the Landlord with particulars of any derivative interest in the Premises, including particulars of the rents payable and such other information and copy documents as the Landlord may reasonably require, and the cost of so doing shall be borne by the Tenant if this clause is not invoked more frequently than once a year but otherwise on each second or subsequent occasion in any year the Landlord shall bear the Tenant’s reasonable costs of compliance.

23.	Costs of licences

To pay all the Landlord’s reasonable and proper costs fees and/or expenses incurred in connection with any request for a licence or consent pursuant to the terms of this Lease including where the request is withdrawn or the licence or consent is lawfully withheld.

24.	Registration of dealings

Within one month after any assignment or underletting of whole or of part or the assignment of any such underlease or after any devolution by will or otherwise or mortgage or charge affecting the Premises (except a floating charge affecting an underlease) to produce to the solicitor for the time being of the Landlord the deed or instrument effecting the same and pay his fee for registration.

25.	Aerials and signs

25.1

Subject to paragraph 25.2 not to place or affix any aerial or satellite dish or any sign, signboard, facia, placard, bill, notice or other notification whatsoever to or upon the outside of the Premises or the windows or inside the Premises so as to be visible from the outside.

25.2	There is excepted from paragraph 25.1:

(a)

the name of the Tenant and any permitted undertenants signwritten on or close to the entrance doors of the Premises in materials and a style and manner approved by the Landlord or the Landlord’s Surveyor;

(b)	the name of the Tenant and any permitted undertenants displayed on the Landlord’s indicator board (if any) in the entrance lobby in the Building.

26.	Not to strain floors and ceilings

Not to impose any strain on the floors and ceilings of the Premises beyond that which they were designed to bear.

27.	Not to interfere with Common Media

Not to overload damage or interfere with:

(a)	the Common Media; or

(b)	the plant and machinery and landlord’s fixtures and fittings in the Common Parts; or

(c)	any sprinkler or fire alarm system whether forming part of the Common Media or exclusively serving the Premises; or

(d)	the Excluded Plant.

28.	Interest on arrears

28.1

If any sum payable by the Tenant to the Landlord under this Lease shall not be paid within 14 days of the same becoming due to pay to the Landlord Higher Rate Interest from the date of the same becoming due down to the date of payment.

28.2

Paragraph 28.1 shall apply to shortfall on review or interest on such shortfall payable under the provisions of Schedule 6 paragraph 8 with effect from the date of demand where such shortfall and interest are not paid within seven days as referred to in that paragraph.

28.3

If collection of rent has been suspended by the Landlord for breach of covenant the Tenant shall, when the breach has been made good to the satisfaction of the Landlord or when this Lease shall be forfeited (as the case may be), pay to the Landlord in addition to the arrears of rent then due Higher Rate Interest from the date that rent became due down to the date of actual payment.

29.	Indemnity

To indemnify the Landlord against all claims, demands, proceedings, damages, costs and expenses properly incurred:

29.1	in respect of or incurred in connection with any damage or injury occasioned to:

(a)	the Premises or the Building; or

(b)	any adjacent or neighbouring premises belonging to the Landlord; or

(c)	any person or any property movable or immovable

by any act, default or negligence of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees; or

29.2	for which the Landlord may be rendered liable or be exposed by reason of the breach, non-observance or non-performance by the Tenant of its covenants and the conditions in this Lease.

30.	Encumbrances

To perform and observe the Encumbrances so far as they relate to the Premises.

SCHEDULE 4

Covenants by the Landlord

1.	Quiet enjoyment

That subject to the Tenant paying the rents reserved by and observing and performing the covenants on the part of the Tenant contained in this Lease the Tenant may peaceably and quietly enjoy the Premises and the rights conferred in Part B to Schedule 1 during the Term without any lawful interruption or disturbance from or by the Landlord or any person or persons lawfully or equitably claiming under or in trust for it.

2.	Insurance and services

To observe and perform the Landlord’s obligations as to insurance and services set out in Schedules 7 and 8 respectively.

3.	Enforcement of covenant against other tenants

To impose in all leases of the office areas of the Building covenants similar to those contained in Schedule 3 and to enforce those covenants against the tenants of all parts of the Building.

4.	Non-competition

For so long as not less than four complete floors of the Building are occupied by J Walter Thompson Group Limited or by a Group Company of WPP Group PLC not to:

(a)

grant any lease or dispose of any office space in the Building to any of Omnicom, True North, Interpublic and Cordiant or companies which were as at 15 May 2000 a Group Company of any of the foregoing (the “Excluded Companies”) and will not consent to any assignment, lease or other disposition as aforesaid to any of the Excluded Companies; and

(b)	grant naming rights for the Building to any other occupier and will consult with the Tenant before changing the name of the Building from Number One Knightsbridge Grey.

5.	Prohibited use

Whilst the Premises or any part thereof are occupied by J Walter Thompson Group Limited not to permit the unit shown marked “Retail 1” on the plan annexed numbered 1 to be used for any purpose within Class A3 of the Town & Country Planning (Use Classes) Order 1987.

SCHEDULE 5

Provisos, agreements and declarations

1.	Forfeiture

Without prejudice to any other provisions contained in this Lease the Landlord may at any time re-enter the Premises and immediately on so doing this Lease shall terminate absolutely but without prejudice to any rights of the Landlord in respect of any breach of any of the obligations on the Tenant’s part in this Lease:

1.1	if the reserved rents are unpaid for 21 days after becoming payable (whether formally demanded or not); or

1.2	if the Tenant is in breach of any of the Tenant’s obligations in this Lease which have not been remedied; or

1.3	if the Tenant or any guarantor of the Tenant’s obligations:

(a)

(being a company or if in partnership) enters into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation not involving a realisation of assets) or has a winding up order made against it by the Court or has a receiver appointed over all or any part of its assets or an administration order is made pursuant to the Insolvency Act 1986 or the Insolvent Partnerships Order 1994; or

(b)	(being one or more individuals whether or not in partnership together) any one of them petitions the court for his own bankruptcy or has a bankruptcy order made against him; or

(c)

becomes insolvent or enters into any composition with its or his creditors or enters into a voluntary arrangement (within the meaning of s 1 or 253 Insolvency Act 1986 or the Insolvent Partnerships Order 1994) or distress, sequestration or execution is levied on its or his goods.

2.	Tenant’s goods

2.1

The Landlord shall be deemed to have been irrevocably appointed the Tenant’s agent to store and/or dispose of all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with its covenants contained in Schedule 3 paragraph 6 and/or Schedule 7 paragraph 1.7.

2.2

The Tenant shall indemnify the Landlord against all costs and expenses as the Landlord may properly incur in so storing and/or disposing any such property and against any claim made against the Landlord in relation to any such property by any third party.

2.3	To pay to the Landlord on demand Higher Rate Interest on such costs and expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

3.	Landlord’s right to develop

Nothing contained in this Lease shall by implication of law or otherwise operate to confer on the Tenant any easement, right or privilege whatsoever over or against any adjoining or other property belonging to the Landlord (whether forming part of the Building or not) which might restrict or prejudicially affect the future rebuilding, alteration or development of such adjoining or other property nor shall the Tenant be entitled to compensation for any damage or disturbance caused by or suffered through any such rebuilding, alteration or development.

4.	Notices

4.1	Any notice or notification served or given under or in connection with this Lease shall be in writing.

4.2	Section 196(4) Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices and certificates required to be given or served under this Lease.

5.	Value Added Tax

All sums payable by the Tenant under this Lease which are from time to time subject to VAT shall be considered to be tax exclusive sums.

6.	Expert determination proceedings

6.1	The provisions of this paragraph shall apply to determination of issues by an independent expert if it is invoked elsewhere in this Lease or the parties otherwise agree to invoke it.

6.2

The expert shall be appointed by the parties jointly or if there is no agreement on the appointment he shall be appointed by the President (or other acting senior officer for the time being) of the relevant professional body on the request of either party.

6.3	For the purposes of paragraph 6.2 the relevant professional body shall in relation to any dispute or difference over matters of:

(a)	valuation, service charge, management or the condition of the Building or the Premises be the Royal Institution of Chartered Surveyors;

(b)	accountancy or the incidence of taxation be the Institute of Chartered Accountants in England and Wales; and

(c)	law be the Law Society;

but where there are matters that materially involve issues falling under more than one such grouping more than one expert to act jointly with one another shall be appointed (unless the parties otherwise agree) and references in this paragraph 6 to an expert shall then be treated as referring to experts acting jointly.

6.4	The person so appointed shall act as an expert and not as an arbitrator.

6.5	The expert shall be required to:

(a)

give notice to the Landlord and the Tenant allowing each of them to submit to him within such reasonable time as he may stipulate representations on the relevant issue accompanied (if either of them so wish) by a statement of reasons and professional valuations or reports (as the case may be) of which copies are supplied to the other party; and

(b)	permit each of the Landlord and the Tenant to make a submission in respect of the other’s reasons, valuation and reports provided under paragraph 6.5(a); but

(c)

neither the Landlord nor the Tenant may without the consent of the other disclose to the expert correspondence or other evidence to which the privilege of non-production (“without prejudice”) properly attaches;

but the expert shall not be bound by any such submission, and he may make his determination as he thinks fit.

6.6	The determination of the expert shall be final and binding on the parties except in the case of manifest error.

6.7

The fees and expenses of the expert including the cost of his nomination shall be borne either as to the whole or in the proportions as the expert shall determine (but in the absence of such a determination they shall be borne equally) and each of the parties shall bear its own costs with respect to the determination of the issue by the expert, but the Landlord may pay the costs required to be borne by the Tenant if they remain unpaid more than 21 days after they become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.8	If the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement expert as provided in paragraph 6.2.

7.	Disclaimer of liability for use of Car Park

The Landlord shall not be under any liability whatsoever for loss or damage to any vehicle or other property or any damage or injury to any person howsoever arising or for the prevention of ingress to or egress from the Car Parking Spaces caused by the use or attempted use by any person of the Car Parking Spaces or any other part of the Car Park except in the case of negligence on the part of the Landlord, its servants or agents.

8.	Perpetuity period

In so far as the perpetuity rule applies to any provision of this Lease the perpetuity period shall be 80 years from the date stipulated in the definition of “Term” in clause 1.1 as the date on which the Term commences.

9.	Data Protection Act 1998

For the purposes of the Data Protection Act 1998 or otherwise the Tenant and the Guarantor (if any) agree to any information relating to this tenancy held by the Landlord being disclosed to third parties so far only as is necessary in connection with the management or disposal of the Premises.

10.	Address for Rent Demands

The first rent demand shall be delivered to the Tenant at the Premises.

11.	Tenant’s option to determine

11.1	The Tenant may end this Lease on 29 September 2016 by giving at least 12 months° written notice expiring on that day PROVIDED that at the time of expiry of such notice:

(a)	there are no arrears of any rents reserved by or any other sums payable by the Tenant under this Lease (whether or not subject to dispute); and

(b)	vacant possession of the Premises is gi ien and at the same time the Tenant pays to the Landlord a sum equal to six months’ rent at the rate then payable pursuant to clause 2.6(a) of this Lease.

11.2

If any of the conditions referred to in (a) or (b) above are not satisfied at the date of expiry of such notice the notice is deemed to be ,‘ lc effect and this Leas shall continue as before, provided that the Landlord may waive all or any of the said conditions by giving notice to the Tenant at any time.

11.3	The ending of this Lease shall not affect either party’s rights in respect of any earlier breach of any provision of this Lease.

11.4

The provisions contained in this paragraph 12 are personal to and exercisable only by J Walter Thompson Group Limited. They are not capable of being assigned or otherwise dealt with by J Walter Thompson Group Limited and shall cease to have effect upon the date of the first deed of assignment of this Lease between J Walter Thompson Group Limited and its assignee irrespective of whether such assignment is notified to the Landlord.

11.5	Nothing in this paragraph 12 shall have the effect of making time of the essence for the purposes of the review of rent under this Lease.

12.	Third party rights

No person other than a contracting party may enforce any provision of this Lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 6

Rent Reviews

1.	The review dates

1.1

The yearly rent payable under this Lease shall be reviewed on the 29th September in each of the years 2006 2011 and 2016 (referred to in this Schedule as the “review dates” and the “relevant review date” shall be construed accordingly).

1.2

With effect on and from each review date the reviewed rent as agreed or determined in accordance with the following provisions of this Schedule shall become payable as the yearly rent reserved by this Lease.

2.	Upward only rent reviews

The reviewed rent shall be the higher of:

2.1	the yearly rent payable under this Lease immediately preceding the relevant review date; and

2.2	the market rent of the Premises at the relevant review date

3.	The market rent

For the purposes of this Lease the expression the “market rent” means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

3.1	with vacant possession;

3.2

for the unexpired residue of the term of this Lease at the relevant review date or for a term of 10 years from the relevant review date (whichever is the greater) and having a rent review, in the same terms as this Lease, at the expiry of each consecutive period of five years throughout the term;

3.3	without the payment of a premium by the willing tenant;

3.4	subject to the provisions of this Lease (other than the length of the term and the amount of rent but including these provisions for rent review);

but upon the assumption, if not the fact, that at the relevant review date:

3.5	the Premises have an agreed Net Internal Area of 1,540.39 square metres (16,580.60 square feet):

3.6	the Premises may be used for any of the uses permitted by this Lease;

3.7

the Premises have been fitted out at the cost of the tenant and are therefore ready for immediate commencement of the normal operation of the business of the willing tenant consistent with paragraph 3.6 above so that the willing tenant would not require a rent free period or other allowance for fitting out the Premises;

3.8	in case the Premises have been destroyed or damaged they have been fully reinstated;

3.9	the covenants and conditions in this Lease have been fully observed and performed;

3.10

there is not in operation any statute, order or instrument, regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable.

4.	Matters to be disregarded

4.1	in this paragraph 4 references to the “Tenant” include the predecessors in title to the Premises of the Tenant and any person claiming title to the Premises through or under the Tenant or any of them.

4.2	In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

(a)	the occupation of the Premises or any other parts of the Building by the Tenant;

(b)	any goodwill attached to the Premises by reason of the carrying on at the Premises or any other parts of the Building of the business of the Tenant;

(c)	any improvements to the Premises or the Building made by the Tenant during the Term with the written consent of the Landlord other than those:

(i)	made by way of replacement of any of the items comprised in the list of landlord’s fixtures and fittings as listed in Schedule 1 paragraph 2.6; or

(ii)	made in pursuance of an obligation to the Landlord or in the case of an under-tenant to his immediate reversioner; or

(iii)	completed by the Tenant more than 21 years before the relevant review date; or

(iv)	in respect of which the Landlord has made or is under an obligation to make a financial contribution to the whole or part of the cost; or

(d)	any Ten—ant’s Requested Modifications and the Tenant’s Works as defined in and carried out under the Agreement for Lease; or

(e)	any work carried out to the Premises by the Tenant either before or after the grant of this Lease which, apart from this sub-paragraph, would diminish the market rent.

5.	Procedure for determination of market rent

5.1	The Landlord and the Tenant may agree the market rent at any time but if they do not agree the market rent:

(a)	the amount of the market rent may be determined by reference to either arbitration or the determination of an independent expert as the Landlord may elect:

(b)

the Landlord may exercise the right of election at any time either by giving notice to the Tenant or alternatively by requesting the nomination of an arbitrator or independent expert in such application for a nomination as may be made by the Landlord; but

(c)

if the Landlord has not actually exercised its right of election before the rent review date the Tenant may at any time thereafter require the Landlord to do so by giving notice to the Landlord to that effect and if the Landlord has not done so within 28 days of receipt of the notice it shall be treated as having elected for a reference to the determination of an independent expert: and

(d)

the Tenant may not make an application for the nomination of an arbitrator or an expert (as the case may be) until the Landlord has made an election or is treated as having made an election in accordance with this paragraph 5.1.

5.2

In the case of arbitration the arbitrator shall be nominated by the Landlord and the Tenant jointly or in the absence of an agreed nomination he shall be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

5.3

The arbitrator or expert to be nominated shall be a valuer and chartered surveyor having not less than ten years’ experience of rental valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated.

5.4	A reference to and award of an arbitrator shall be governed by the Arbitration Act 1996 and the decision of the arbitrator shall be final and binding on the parties.

5.5	In the case of a determination by an independent expert the provisions in this Lease relating to expert determination proceedings shall apply as supplemented by the provisions of this paragraph 5.

5.6

If the arbitrator or the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement arbitrator or expert (as the case may be) in the same manner as applied to the original appointment but without further right of election under paragraph 5.1 on the part of the Landlord.

5.7

The Landlord may pay such costs of the rent review required to be paid by the Tenant as have been awarded by the arbitrator or determined by the expert (as the case may be) if they remain unpaid for more than 21 days after they have become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.	Reviewed rent reserved in phases

The Landlord and the Tenant may at any time before the market rent is determined by an arbitrator or an independent expert (as the case may be) settle the amount of the reviewed rent and agree to reserve it in phases.

7.	Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator or expert.

8.	Rental adjustments

8.1

If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date then until the market rent has been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

8.2	The Tenant shall pay to the Landlord within seven days of a demand by the Landlord following the agreement or determination of the market rent:

(a)	all arrears of the reviewed rent which have accrued in the meantime; and

(b)

Base Rate Interest on each of the instalments of the arrears from the time that it would have become due for payment if the market rent had then been agreed or determined until the demand is made by the Landlord for payment by the Tenant in accordance with this paragraph.

9.	Memorandum of rent review

The Landlord and the Tenant shall cause:

9.1	in the case of agreement of the reviewed rent a memorandum of the reviewed rent duly signed by each of them;

9.2	in the case of an award or determination of the reviewed rent a copy of the award or determination without delay to be securely annexed to this Lease and the counterpart of this Lease and each shall bear its own costs of doing so.

SCHEDULE 7

Insurance provisions

1.	Tenant’s covenants

The Tenant covenants with the Landlord:

Insurance rent

1.1	To pay a sum equal to:

(a)	such fair and reasonable proportion as the Landlord may from time to time reasonably deem appropriate having regard (inter alia) to:

(i)	any alterations or additions to the Building or any change of use of any part of it; or

(ii)	information supplied to it by the Tenant pursuant to Schedule 3 paragraph 17 of such sums as the Landlord may from time to time expend in insuring the Building and all additions to the Building against the Insured Risks (including:

(iii)	the preparation and settlement of any insurance claim;

(iv)	the cost of complying with any requirements from time to time of the insurer);

(v)	valuation of the whole or any part of the Building;

(vi)	insurance of the Landlord against employers’ liability and public liability risks in respect of the Building;

(b)

the whole of such sums as the Landlord may from time to time properly expend in insuring against three years’ loss of the rent first reserved by this Lease and the Service Charge arising from damage to the Building or any part of it by any of the Insured Risks.

The insurance cover may include VAT and take due account of the effects of inflation and escalation of costs and the Landlord’s estimate of the market rent in the context of ensuing rent reviews and/or the end of the Term and the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord shall be entitled to retain any commissions paid to it.

Tenant’s insurance obligations

1.2	Not knowingly to do or omit in or upon the Premises anything whatsoever which may:

(a)

render the Landlord liable to pay in respect of the Premises and/or the Building or any part of them more than the rate of premium which the Landlord might expect to pay in the open market to insure premises of a similar nature let on a similar basis against the Insured Risks; or

(b)	restrict or make void or voidable any policy for such insurance.

1.3	To repay to the Landlord any increase in the rate of premium and all expenses incurred by it in or about any renewal of such policy rendered necessary by a breach of paragraph 1.2.

1.4	In the event of:

(a)	any part of the Premises or the Building being destroyed or damaged by any of the Insured Risks; and

(b)

the insurance moneys being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees the Tenant shall pay to the Landlord on demand a sum equal to the whole or a fair proportion (as the case may require) of the irrecoverable insurance moneys.

1.5	Not to insure any part of the Premises against any of the Insured Risks.

1.6	To notify the Landlord immediately in writing in the event of damage to any part of the Premises by any of the Insured Risks.

1.7

In the event of damage to any part of the Premises by any of the Insured Risks so as to render the same unfit for occupation or use (if so required by the Landlord) to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party within one month of such damage and/or to indemnify the Landlord against the cost of so doing.

1.8

In the event of damage to the Premises or the Building or any part or parts of them by any of the Insured Risks to pay to the Landlord on demand a sum equal to the whole or a proper proportion of any uninsured excess to which the insurance policy may be subject.

1.9

To maintain in force throughout the Term in the joint names of the Landlord and the Tenant engineering insurance for all electrical or mechanical equipment and apparatus forming part of the Premises and to produce to the Landlord on demand the policy relating to such insurance and evidence of payment of the current premium.

1.10

Not to leave the Premises continuously unoccupied for more than 21 days without notifying the Landlord and providing such caretaking or security arrangements as the Landlord and/or its insurers may require in order to protect the Premises from vandalism, theft, damage or unlawful occupation.

2.	Landlord’s covenants

The Landlord covenants with the Tenant:

To insure

2.1

To insure and keep insured the Building and all additions to the Building against loss or damage by the Insured Risks with an insurer of repute subject to such exclusions, conditions and uninsured excesses as the insurer may reasonably apply in a sum equal to:

(a)

the Landlord’s proper opinion of the full cost of reinstatement (taking into account receipt by the Landlord of any appropriate notification from the Tenant pursuant to Schedule 3 paragraph 17) including architects’, surveyors’ and consultants’ fees and the cost of removing all debris (excluding contents and stock debris) from the site of the Building and other incidental expenses;

(b)	three years’ loss of the rent first reserved by this Lease and Service Charge. To reinstate

2.2

Subject to paragraph 2.3 to cause all money received by virtue of such insurance (other than sums received for loss of rent) to be laid out in clearing the site and reinstating the Building or the Premises (as the case may be) and to make good any shortfall out of its own moneys save to the extent that any such shortfall shall arise due to the failure of the Tenant to comply with its covenants contained in Schedule 3 paragraph 17 and/or paragraphs 1.2 and/or 1.8 of this Schedule.

2.3	The Landlord’s obligation under this covenant shall cease if:

(a)	the insurance shall be rendered void by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees; and/or

(b)	this Lease shall be determined in accordance with paragraph 5 of this Schedule.

2.4	Nothing in Schedule 8 shall impose on the Landlord any liability to make good damage caused by an Insured Risk.

OTHER PROVISIONS

3.	Landlord an insurance company

3.1

If at any time and so long as the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord is an insurance company the Landlord may carry the risk referred to in paragraph 2.1 itself in which case:

(a)

the Landlord shall be deemed to have effected an insurance policy on terms (and subject to such exclusions, conditions and uninsured excesses) equivalent to those quoted by it or the Group Company from time to time when underwriting similar business;

(b)

the Landlord shall be deemed to have expended from time to time such premiums as it would have charged for insuring and keeping insured the Building and rent in accordance with this Lease as if such insurance had been effected by a single tenant of the whole of the Building (let as a whole) with the Landlord (as insurer); and

(c)

all the provisions of this Lease which relate to insurance (including, but without limitation, the provisions for reinstatement and making up of any shortfall in the insurance moneys) shall apply mutatis mutandis where the Landlord carries the risk as if the Landlord had effected a policy with an independent insurer.

4.	Suspension of Rent

4.1

The provisions of paragraph 4.2 shall apply if the Building or any part of it shall at any time during the Term be so damaged by any of the Insured Risks as to render the Premises or any part of them unfit for occupation or use (but shall not apply if no insurance moneys shall be payable owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees).

4.2

If paragraph 4.1 applies the rent first reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable until either the Building or the Premises as the case may be shall have been reinstated and made fit for occupation or use (excluding fitting out and replacement of contents) or if earlier until the expiry of three years from the date of such damage.

4.3

In the event of dispute as to the amount or duration of the rent to be abated such dispute shall be settled by a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors.

5.	Options to determine

5.1

If the Building or a substantial part of it (whether including the Premises or not) is destroyed or damaged by any of the Insured Risks then this Lease may at the option of the Landlord be determined by the Landlord giving to the Tenant not less than six months’ notice (such notice to be given within 12 months after such destruction or damage).

5.2

If for any reason outside the control of the Landlord it shall prove impossible to commence rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks then the Landlord may by notice to the Tenant determine this Lease and upon receipt by the Tenant of such notice the Term shall cease and determine.

5.3

if either the Landlord has not commenced rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks or the Landlord has not completed reinstatement of the Building within two years and six months of such date then in either event this Lease may at the option of the Tenant be determined by the Tenant giving to the Landlord not less than six months’ notice and upon the expiration of such notice the Term shall cease and determine but if by the expiration of such notice the Building has been reinstated the notice shall become void and this Lease shall continue in full force and effect.

5.4	If this Lease is determined pursuant to paragraph 5.1, 5.2 or 5.3 the Landlord shall be entitled to retain the whole of the insurance moneys for its absolute use and benefit.

SCHEDULE 8

Part A

Service Charge Provisions

1.	Tenant’s liability to pay Service Charge

1.1	The Tenant shall pay to the Landlord the Service Charge.

1.2

The Service Charge is such proportion of the Landlord’s Costs as the Landlord reasonably deems fair and attributable to the Premises in any service charge period beginning or ending during the Term, but without affecting the general operation of the Landlord’s discretion:

(a)

the proportion shall be calculated primarily on a comparison for the time being of the Net Internal Area of the Premises with the Net Internal Area of the Building (excluding however the Net Internal Area of the Management Premises); but

(b)

in the event of such comparison being inappropriate having regard to the nature of the expenditure (or item of expenditure) incurred or the premises in or upon the Building which benefit from it or otherwise the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the proportion of such expenditure to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate the attribution of the whole of such expenditure to the Premises).

1.3

The Landlord’s Costs are the costs and expenses properly incurred by the Landlord of and incidental to the provision of the Services in or with respect to any service charge period beginning or ending during the Term.

1.4	The Services are itemised in Parts B and C of this Schedule.

1.5	The Landlord’s Costs, the Service Charge and the provision of the Services shall be calculated and dealt with in accordance with the provisions of this Schedule.

2.	Advance payments on preliminary basis

2.1

The Service Charge shall be discharged by means of advance payments to be made on each of the usual quarter days in every year and also by such additional payments as may be required under paragraphs 3 and 4.

2.2

The amount of each advance payment shall be equal to the last advance payment or shall otherwise be such amount as the Landlord may reasonably determine as likely to be equal in the aggregate to the Service Charge for the relevant service charge period and which is notified to the Tenant at or before the time when the demand for an advance payment is made and the advance payment for the service charge period current at the date of this Lease shall be £ 26,943.50 per quarter.

2.3

For the purposes of this Schedule “service charge period” means the period of 12 months from 1 October to 30 September in each year (or such other appropriate period of more or less than 12 months as the Landlord may from time to time reasonably determine).

2.4	The Service Charge shall be deemed to accrue on a day-to-day basis in order to ascertain yearly rates and for the purposes of apportionment in relation to periods of other than one year.

3.	Landlord’s Costs accounts and Service Charge adjustments

3.1

The Landlord shall as soon as may be practicable after the end of each service charge period submit to the Tenant a statement duly certified by the Landlord, the Landlord’s Surveyor. or the Landlord’s managing agents (or audited by the Landlord’s auditors if the Landlord so decides) giving a proper summary of the Landlord’s Costs and the calculation of the Service Charge for the service charge period just ended and the provisions in this Lease as to the giving of notices apply to the submission of the statement.

3.2

if the Service Charge as certified shall be more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the service charge period) then any sum due to or payable by the Landlord by way of adjustment in respect of the Service Charge shall forthwith become due and be paid or allowed as the case may be.

3.3	The provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of this Lease in respect of any service charge period then current.

3.4

The Tenant may within 28 days after the submission of a certified statement under paragraph 3.1 (time being of the essence) challenge it on the ground that it contains errors or is otherwise incorrectly drawn by giving to the Landlord notice to that effect but only if it has first made payment of the full amount of any Service Charge that the statement shows as due from the Tenant and if so:

(a)	the Landlord and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so;

(b)	the issue in dispute shall be referred to the determination of an independent expert and the provisions in this Lease relating to expert determination proceedings shall apply;

(c)

such adjustments to the statement as may be required to be made in consequence of the determination of the expert shall be made and any sum due to or payable by the Landlord shall forthwith be paid or allowed as the case may be;

(d)	Base Rate Interest shall be paid or allowed in respect of the period during which the relevant amount has been underpaid or overpaid;

but if not the Tenant’s right of challenge to that certified statement shall lapse.

3.5	The Tenant shall be entitled during the period of six months commencing on the submission of the statement under paragraph 3.1 to:

(a)	inspect the service charge invoices and vouchers of the Landlord at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays; and

(b)	at the Tenant’s expense take copies of them.

4.	Exceptional expenditure

4.1

If funds collected by way of advance payments towards Landlord’s Costs prove insufficient to meet an immediate liability (and there is no reserve fund available or which may be applied to meet the liability) and the cause of the insufficiency is not that any Lettable Areas are or have been vacant or that a tenant or occupier has defaulted in payment of his proportion of the Landlord’s Costs, the Landlord shall be entitled to advance moneys (or borrow moneys for the purpose from reputable banks) at commercially competitive rates of interest and interest payable on the advance or the borrowing shall be recoverable as an item of the Landlord’s Costs.

4.2	Where the Landlord carries out major works of repair, maintenance and decoration or replaces major items of plant or machinery it may:

(a)	at its discretion apportion the Landlord’s Costs in respect of the relevant expenditure over more than one service charge period; and

(b)	include in the Landlord’s Costs Base Rate Interest on the part of the expenditure to be recovered in later service charge periods.

5.	Landlord’s protection provisions

The Tenant shall not be entitled to object to the Landlord’s Costs (or any item comprised in it) or otherwise on any of the following grounds:

5.1

the inclusion in a subsequent service charge period of any item of expenditure or liability omitted from the Landlord’s Costs for any earlier service charge period so long as the Landlord has acted in good faith;

5.2	an item of Landlord’s Costs included at a proper cost might have been provided or performed at a lower cost; or

5.3

disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the absence of manifest error; or

5.4	the manner in which the Landlord exercises its discretion in providing Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management; or

5.5	the employment of managing agents to carry out and provide on the Landlord’s behalf any of the Services; or

5.6	the employment of a Group Company to carry out and provide on the Landlord’s behalf any of the Services;

PROVIDED that the Landlord uses all reasonable endeavours to ensure that the Services are carried out in as efficient and cost effective manner as is reasonably practicable.

6.	Vacant parts of the Building and actions by the Landlord

6.1

The Service Charge shall not be increased or altered by reason only that at any relevant time any Lettable Areas of the Building may be vacant or be occupied by the Landlord or that any tenant or other occupier of another part of the Building may default in payment of his proportion of the Landlord’s Costs.

6.2	Subject to paragraph 6.1 it is the intention that the Landlord should recover the whole of the Landlord’s costs from the Tenant and other tenants and occupiers of the Building.

6.3

If the Landlord recovers moneys in exercise of its powers referred to in paragraph 0 representing expenditure which has been or which would otherwise fall to be included in the Landlord’s Costs the Landlord shall set off or credit such moneys against the Landlord’s Costs accordingly.

7.	Landlord’s Costs to exclude tenants’ liabilities

There shall be excluded from the items comprising the Landlord’s Costs any liability or expense for which the Tenant or other tenants or occupiers of the Building may individually be responsible under the terms of the tenancy or other arrangement by which they use.or occupy the Building.

8.	Management charges

The Landlord shall be entitled to include in the Landlord’s costs:

8.1

a reasonable fee for the provision of Services, which shall include the reasonable and proper fees for employing managing agents for the carrying out and provision of Services but shall exclude any charge for the collection of rent; and

8.2	any reasonable and proper cost of the accountants, auditors or surveyors for auditing or certifying the Landlord’s Costs or providing other similar services in connection with the Landlord’s Costs.

9.	The Landlord’s obligation to provide services

9.1	Subject to the payment of the Service Charge by the Tenant in the manner and at the times required under this Lease and to the following provisions of this paragraph 9 the Landlord:

(a)	shall use its best endeavours to provide the Services itemised in Part B of this Schedule during Normal Working Hours and at such additional times as the Tenant may request; and

(b)	may provide the Services itemised in Part C of this Schedule.

9.2

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule to the extent that the Landlord is prevented from doing so by Insured Risks and other such perils, accident, strikes, lockouts of workmen or other cause beyond the Landlord’s reasonable control.

9.3

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule that it is obliged to do unless the Landlord has had written notice of and a reasonable period in which to remedy the failure.

9.4	The Landlord shall not be liable to the Tenant for any loss, damage or inconvenience which may be caused by reason of:

(a)	temporary interruption of services during periods of inspection, maintenance, repair and renewal;

(b)	temporary interruption of services during the course of building works;

(c)

the breakdown, failure, stoppage, leaking, bursting or defect of any hot or cold water, sanitary, ventilation, extraction plant and machinery or of soil, gas, water or electricity or other plant and machinery or of the Common Media or the Conducting Media in the Premises, the Building or neighbouring or adjoining property.

9.5

The Landlord shall not be under any obligation to the Tenant to continue the provision of the Services specified in Part C of this Schedule and may in its absolute discretion vary, extend, alter or add to the Services in Parts B and C if the Landlord considers that by so doing the interests of the occupiers of the Building as a class will be better served, the amenities in the Building may be improved and/or the management of the Building may be more efficiently conducted.

9.6	The Landlord shall not be concerned in the administration and collection of or accounting for the Service Charge on an assignment of this Lease and accordingly the Landlord shall:

(a)	not be required to make any apportionment relative to the assignment; and

(b)

be entitled to deal exclusively with the Tenant in whom this Lease is for the time being vested (and for this purpose in disregard of any assignment which has not been registered in accordance with Schedule 3 paragraph 24).

Part B

Mandatory services and heads of charge

10.	Common Parts

10.1	The cleaning, lighting and maintenance of the Common Parts.

10.2	The payment of any Outgoings in respect of the Common Parts.

10.3	Keeping the Common Parts clear of all rubbish.

10.4	The cleaning and clearing of Conducting Media.

10.5

The cleaning of all windows which do not form part of any Lettable Area and the external faces of all windows which although forming part of a Lettable Area give on to the Common Parts or form part of the exterior of the Building.

11.	Repairs

11.1

The repair, decoration, inspection, maintenance, renewal, replacement, resurfacing, washing down, cleaning and upkeep of the Main Structure (without prejudice to the Tenant’s responsibility for maintaining doors and windows and paragraph 18.4 of this Schedule) and the Common Parts, the Conducting Media, Common Media and other common service facilities and of plant, equipment and tools and utensils serving or used in the Building.

11.2

Cleaning, lighting, repairing, renewing, decorating, maintaining, and rebuilding any fences, party walls, party structures, entrance ways, stairs and passages and service areas and Conducting Media and any other items which are or may be used or enjoyed in common with adjacent or neighbouring properties (whether the relevant costs and expenses are incurred by the Landlord or it is required to make a contribution to those incurred by the owners and occupiers of adjacent or neighbouring properties or by a competent authority).

12.	Heating air conditioning and ventilation and water

12.1	Heating the Building as may be appropriate in the prevailing climatic conditions and air conditioning and ventilation and providing hot water to the hot water taps in the Building.

12.2	Providing cold water to the cold water taps in the Building.
12.3

The repair, maintenance, inspection, renewal and replacement of all plant and equipment required for or in connection with the working and operation of heating air conditioning and ventilation and hot and cold water.

13.	Lifts and Escalators

13.1	The operation of a lifts’ and escalator service in the Building.

13.2	The repair, maintenance, renewal and replacement of the lifts and escalators and of all plant and equipment for or in connection with the working and operation of the lifts.

14.	Insurances

Engineering insurances for lifts, escalators, boilers, air-conditioning plant, lightning conductor equipment and all other electrical or mechanical equipment and apparatus in the Building save to the extent that the Tenant or any other tenant is responsible for effecting such insurance.

15.	Statutory requirements

Compliance with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction and of the insurers in relation to the use, occupation and enjoyment of the Building (including in relation to health and safety compliance with the proper practice recommended by all appropriate authorities).

Part C

Non-mandatory services and heads of charge

16.	Legal proceedings

16.1

Making representations which the Landlord in its discretion reasonably and properly considers should be made against or otherwise contesting the incidence of the provisions of any notice, direction, order, certificate, assessment or proposal relating to or affecting the whole or any part of the Building.

16.2	The proper costs of pursuing and enforcing any claim, and taking or defending any proceedings which the Landlord may in its discretion make take or defend:

(a)

against contractors, consultants, architects, consulting engineers and surveyors employed or engaged in connection with the construction and/or refurbishment and/or repair of the Building and/or the Premises or any other third party for the remedy of a defect repairs in or to the Building or otherwise for which they or any of them may be liable; and

(b)

for the purpose of establishing, preserving or defending any rights, amenities or facilities used or enjoyed by the tenants and occupiers of the Building or any part of it or to which they may be entitled.

17.	Employees

17.1

Employment of a facilities manager, porter, caretaker, cleaning staff, gardener or other staff for the maintenance and upkeep of and the provision of services and security in the Building including (without limitation upon the general operation of this paragraph) National Insurance and pension contributions of such employees.

17.2	The provision of uniforms, overalls and protective clothing for such employees or other staff required in connection with their duties.

17.3	The running cost of living accommodation for the facilities manager, porter or caretaker in or nearby the Building and the payment of Outgoings in respect of such accommodation.

18.	Common Parts

18.1	The provision of repair, maintenance, inspection, renewal and replacement of directional and other informative notices in the Common Parts.

18.2	The furnishing, carpeting and equipping and ornamentation of the Common Parts.

18.3	Landscaping, planting and replanting and the maintenance and upkeep of the Common Parts and of garden or grassed areas and flagpoles on or within the curtilage of the Building.

18.4	The maintenance, decoration or replacement of any door or window giving on to the Common Parts or forming part of the exterior of the Building.

19.	Management Premises

19.1	The operating costs of Management Premises.

19.2	The payment of all Outgoings in respect of Management Premises.

19.3	The payment of any rent or service charge or other costs payable by the Landlord or any deemed rents in relation to the Management Premises.

19.4	The provision, maintenance, inspection, repair and replacement of equipment, tools and utensils for the efficient management of the Services.

20.	Refuse collection

The provision of any refuse collection services or other refuse facilities.

21.	Fire fighting equipment, security and public address

21.1	The maintenance, inspection, repair and replacement of fire alarms and sprinkler systems.

21.2	The provision, maintenance, repair and replacement of ancillary fire prevention apparatus and fire fighting equipment and telephone and public address systems.
21.3	Security arrangements for entry to the Car Park.

21.4	Security arrangements for the safety of occupiers and users of the Building and their property kept in the Building.

21.5	The engagement of security officers and security services.

22.	Insurances

Such additional insurances (other than as referred to in paragraph 14 or in respect of risks the Landlord covenants to insure in accordance with Schedule 7) as the Landlord may reasonably effect in respect of or incidental to the Building, its operation and management.

SCHEDULE 9

Covenants by the Guarantor

1.	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Tenant shall punctually pay the rents and perform and observe the covenants and other terms of this Lease;

1.2

if the Tenant shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of this Lease, the Guarantor will pay the rents and perform or observe the covenants or terms in respect of which the Tenant shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or non-observance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease;

(b)	that the terms of this Lease may have been varied by agreement between the parties except where such variation is materially adverse to the Guarantor;

(c)

that the Tenant shall have surrendered part of the Premises in which event the liability of the Guarantor under this Lease shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

1.3

This guarantee is to take effect immediately on the grant (or the assignment as appropriate) of this Lease to the Tenant and is to remain in force so long as and to the extent that the Tenant is not released by law from liability for any of the covenants and other terms of this Lease.

2.

The Guarantor FURTHER COVENANTS with the Landlord that if this Lease is disclaimed or forfeited prior to any lawful assignment by the Tenant of this Lease the Landlord may within six months after the disclaimer or forfeiture by notice in writing require the Guarantor to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer or forfeiture, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture, and in such case the Guarantor shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Guarantor shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If this Lease is disclaimed or forfeited and for any reason the Landlord does not require the Guarantor to accept a new lease of the Premises in accordance with paragraph 3 of this Schedule, the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer or forfeiture, in both cases for the period commencing with the date of such disclaimer or forfeiture and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer or forfeiture; and

(b)	the date (if any) upon which the Premises are relet.

4.	The Guarantor FURTHER COVENANTS and guarantees the obligations of the Tenant under any Authorised Guarantee Agreement entered into by the Tenant pursuant to the terms of this Lease.

5.	For the purposes of these guarantee provisions references to the Tenant are to the Tenant in relation to whom the Guarantor’s guarantee is given but not any lawful assignee of such Tenant.

SCHEDULE 10

Authorised Guarantee Agreement

1.	The Tenant in consideration of the agreement to the assignment of the Lease COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Assignee shall punctually pay the rents and perform and observe the covenants and other terms of the Lease;

1.2

If the Assignee shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of the Lease, the Tenant will pay the rents and perform and observe the covenants or terms in respect of which the Assignee shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or nonobservance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease;

(b)

that the terms of the Lease may have been varied by agreement between the parties (but subject always to s 18 Landlord and Tenant (Covenants) Act 1995) except where such variation is materially adverse to the Tenant;

(c)

that the Assignee shall have surrendered part of the Premises in which event the liability of the Tenant under this guarantee shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

2.

The Tenant FURTHER COVENANTS with the Landlord that if the Lease is disclaimed prior to any lawful assignment by the Assignee of the Lease the Landlord may within six months after the disclaimer require the Tenant to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer, and in such case the Tenant shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Tenant shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If the Lease is disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Premises in accordance with clause 2, the Tenant shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer, in both cases for the period commencing with the date of such disclaimer and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer;

(b)	the end or sooner determination of the Term.

4.	Notwithstanding any of the foregoing provisions the Tenant:

(a)	shall not be required to guarantee in any way the liability for the covenants and other terms of the Lease of any person other than the Assignee: and

(b)

shall not be subject to any liability, restriction or other requirement (of whatever nature) in relation to any time after the Assignee is by law released from the covenants and other terms of the Lease.

5.	Words and expressions used herein shall have the same meaning as in the Lease.

Draft letter from Paul Richardson/Chris Sweetland

Dear XXX

As you may be aware following the WPP acquisition of research agency Taylor Nelson Sofres (TNS), we publicly undertook to achieve a number of synergies to the financial markets. The target we set to the financial analysts to be achieved was to have recurring benefits of over £56M from the integration of TNS in to Kantar /WPP.

In order to achieve these synergies, there is an extensive programme of activity already underway that covers the elimination of overlaps in identified products/services, people and property. The potential for recognising synergies is not confined simply to within Kantar. The extent to which a WPP operating company can replace a service being acquired from a non-WPP company with a similar service from TNS can also be counted towards the synergy target.

The area where we feel that might offer the greatest synergy is what we describe as Media Intelligence. Effectively this covers three broad areas:

Advertising Expenditure Monitoring (Estimates of the level of advertising spend by brands, product categories within different media).

Advertising Creative Services (the supply of copies of advertisements)

News Monitoring (The tracking of content about brands and companies in the media ie. TV, Print, Internet, etc.)

In order to determine an estimate of the level of prospective synergies from insourcing of Media Intelligence services, we would like you to work with the WPP Procurement team complete the attached request for information.

Once we have collated the data, Kantar/TNS is prepared to offer an equivalent service on advantageous terms to the WPP operating company, where they are replacing service offered by a company outside of WPP.

In summary, as well as helping to drive the synergistic benefits of the TNS acquisition, by insourcing to the Kantar/TNS service may also have a financial benefit to your operating company. I would therefore ask you to complete the RFI/Questionnaire by Friday 17th April.

If you have any questions please contact Louise Tunstall at WPP Procurement.

Paul Richardson/Chris Sweetland

DATED	10 May	2002

THE PRUDENTIAL ASSURANCE COMPANY LIMITED

-and-

J WALTER THOMPSON GROUP LIMITED

-and-

WPP GROUP (UK) LIMITED

LEASE

-of-

LEVEL 1, 1 KNIGHTSBRIDGE GREEN,

LONDON SW1

Term commences:	29 September 2001
Term expires:	28 September 2021
Initial annual rent:	£662,227.06
Initial advance service charge payment: £ 26,969.25 per quarter
LTCA 1995:	new tenancy

Lovells

Ref: P1/GS D/DBDM

D0764/75453

LIB03/P1DSD/870153.01

7.	To Notify Landlord Of Statutory Notices	13

8.	Compliance With Statutory Requirements	14

9.	Fire Precautions	14

10.	Compliance With Town And Country Planning Requirements	15

11.	Compliance With Landlord’s Regulations	15

12.	Entry By Landlord To View And Require Tenant To Repair	15

13.	Entry By Landlord To Repair And For Other Purposes	16

14.	Entry By Landlord For Sale Or Reletting	17

15.	Costs On Breach	17

16.	Not To Encumber Common Parts	17

17.	As To Alterations	17

18.	Cdm Regulations	18

19.	Permitted Use	18

20.	Prohibited Uses	19

21.	Not To Permit Encroachments	19

22.	Restrictions On Alienation	19

23.	Costs Of Licences	23

24.	Registration Of Dealings	23

25.	Aerials And Signs	23

26.	Not To Strain Floors And Ceilings	23

27.	Not To Interfere With Common Media	23

28.	Interest On Arrears	24

29.	Indemnity	24

30. Encumbrances	24

SCHEDULE 4	25

CovenantsBy The Landlord	25

1. Quiet Enjoyment	25

2. Insurance And Services	25

3. Enforcement Of Covenant Against Other Tenants	25

4. Non-Competition	25

5. Prohibited Use	25

SCHEDULE 5	26

Provisos,Agreements And Declarations	26

1. Forfeiture	26

2. Tenant’s Goods	26

3. Landlord’s Right To Develop	27

4. Notices	27

5. Value Added Tax	27

6. Expert Determination Proceedings	27

7. Disclaimer Of Liability For Use Of Car Park	28

8. Perpetuity Period	29

9. Data Protection Act 1998	29

10. Address For Rent Demands	29

11. Tenant’s Option To Determine	29

12. Third Party Rights	30

SCHEDULE 6	31

Rent Reviews	31

1. The Review Dates	31

2. Upward Only Rent Reviews	31

3. The Market Rent	31

4. Matters To Be Disregarded	32

5. Procedure For Determination Of Market Rent	33

6. Reviewed Rent Reserved In Phases	34

7. Time Limits	34

8. Rental Adjustments	34

9. Memorandum Of Rent Review	34

SCHEDULE 7	35

InsuranceProvisions	35

1. Tenant’s Covenants	35

2. Landlord’s Covenants	37

3. Landlord An Insurance Company	37

4. Suspension Of Rent	38

5. Options To Determine	38

SCHEDULE 8	38

Part A	40

Part A Service Charge Provisions	40

1. Tenant’s Liability To Pay Service Charge	40

2. Advance Payments On Preliminary Basis	40

3. Landlord’s Costs Accounts And Service Charge Adjustments	41

4. Exceptional Expenditure	42

5. Landlord’s Protection Provisions	42

6. Vacant Parts Of The Building And Actions By The Landlord	43

7. Landlord’s Costs To Exclude Tenants’ Liabilities	43

8. Management Charges	43

9. The Landlord’s Obligation To Provide Services	44

Part B Mandatory Services And Heads Of Charge	45

10. Common Parts	45

11. Repairs	45

12. Heating Air Conditioning And Ventilation And Water	45

13. Lifts And Escalators	46

14. Insurances	46

15. Statutory Requirements	46

Part C Non-Mandatory Services And Heads Of Charge	46

16. Legal Proceedings	46

17. Employees	47

18. Common Parts	47

19. Management Premises	47

20. Refuse Collection	47

21. Fire Fighting Equipment, Security And Public Address	48

22. Insurances	48

SCHEDULE 9	49

Covenants By The Guarantor	49

SCHEDULE 10	51

Authorised Guarantee Agreement	51

PLAN 1

First Floor Plan
General Arrangement Plans
Prudential Portfolio Managers Limited
Client
Hurley, Robertson and Associates
Architects
Information
Comment
Tender
Construction
1342
102
C8

PLAN 2

One Knightsbridge Green SW7

KNIGHTSBRIDGE
Knightsbridge Green
Knights Arcade
Brompton Arcade
KNIGHTSBRIDGE GREEN
BROMPTON ROAD
Hooper's Court
RAPHAEL STREET
ONE KNIGHTSBRIDGE GREEN
BROMPTON ROAD
BASIL STREET
PAVILION ROAD
SILVER CITY HOUSE
LANCELOT PLACE
TREVOR SQUARE
TREVOR SQUARE
Knightsbridge Station (London Transport)
LANCELOT PLACE
1 : 1000
25
50 Metre

Site Location Plan
1342 / SD / 001

vember 1999

Hurley Robertson and Associates
Architects

LEASE

THIS LEASE is made on    10 May

BETWEEN:

(1)	The Prudential Assurance Company Limited (Company Registration Number 15454) whose registered office is at 142 Holbom Bars London EC1N 2NH (the “Landlord”); and

(2)	J Walter Thompson Group Limited (Company Registration Number 1660783) whose registered office is at 40 Berkeley Square London W1X 6AD (the “Tenant”); and

(3)	WPP Group (UK) Limited (Company Registration Number 2670617) whose registered office is at 27 Farm Street London W1X 6RD (the “Guarantor”).

1.	DEFINITIONS AND INTERPRETATION

1.1	In this Lease where the context so admits the following expressions shall have the following meanings (that is to say):

“Agreement for Lease” means the agreement dated 6 October 2000 pursuant to which this Lease was granted and made between the Landlord (1) the Tenant (2) and the Guarantor (3);

“Authorised Guarantee Agreement” means an agreement within sectionl6 of the Landlord and Tenant (Covenants) Act 1995 containing the provisions set out in Schedule 10;

“Base Rate Interest” means Interest at an annual rate equal to the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Building” the building known as 1 Knightsbridge Green and 44-58 Brompton Road, London shown edged blue on the plan annexed numbered 2 and includes all landlord’s fixtures and fittings in it and any areas the use and enjoyment of which is appurtenant to it (whether or not within the structure) and any extensions or additions from time to time made to it;

“Car Park” means the car park forming part of the Building shown edged green on the plan annexed numbered 3;

“Car Parking Spaces” means the car parking space in the two Car Park as may be allocated for the Tenant from time to time and such other facilities for the parking of bicycles or motor bicycles as may be designated from time to time;

“CDM Regulations” means all Construction (Design and Management) regulations 1994 as amended, supplemented or replaced from time to time.

“Common Parts” means all parts of the Building which are available or provided by the Landlord for the general use in common by the Landlord and the tenants or occupiers of the Building (including, but without limitation, any of the following: the Car Park, forecourts, pathways, accessways, entrances, corridors, lobbies, stairways, lifts, escalators, passages, turntables courtyards, atria, light wells •pavement lights, external paviours, car park ramps, service areas, toilets, bin stores or other refuse facilities and fire escapes but excluding and such forming part of any Lettable Areas);

“Conducting Media” means pipes, wires, cables, sewers, drains, watercourses, trunking, ducts, flues, gutters, gullies, channels, conduits, and other media;

“Encumbrances” means the restrictions, stipulations, covenants, rights, reservations, provisions and other matters contained, imposed by or referred to in the documents brief particulars of which are set out in Schedule 2;

“Excluded Plant” means the plant and machinery, air handling units, radiators, fan coil units, chilled beam units, ductwork and all ancillary or associated wiring or control equipment, plumbing, pipework and conducting media and the conducting media comprised in the central heating and hot water system air conditioning and ventilation system serving the Premises in common with other parts of the Building including any items installed by the Tenant (or any predecessor in title of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them) and exclusively serving the Premises but connected to a system serving other parts of the Building but excluding the air diffusers, grilles, fascias, surrounds or other equipment forming part of the suspended ceiling or perimeter fabric and fittings;

“Group Company” means any company which is for the time being a member of the same group of companies as the Landlord or the Tenant or the Guarantor (as the case may be) within the meaning of section 42(1) of the Landlord and Tenant Act 1954;

“Guarantor” includes the executors or administrators of the Guarantor;

“Higher Rate Interest” means Interest at an annual rate of 4% over the base rate of HSBC Bank PLC (or such other rate or rates by reference to which London clearing banks determine their own rates of interest) from time to time;

“Insured Risks” means (subject to such exclusions and limitations as may be imposed from time to time by the insurer provided always that notice of such exclusions and limitations will be given to the Tenant on request) fire, lightning, explosion, aircraft and articles dropped from them, riot, terrorism, civil commotion, malicious damage, storm, tempest, flood, earthquake, bursting or overflowing of water tanks, apparatus and pipes, impact by any vehicle and such other risks as the Landlord may consider necessary to insure;

“Interest” means interest from time to time calculated on a day to day basis (as well after as before judgment) compounded at quarterly rests on the usual quarter days;

“Landlord” includes the reversioner for the time being immediately expectant on the Term;

“Landlord’s Costs” has the meaning given to it in Schedule 8 paragraph 1.3;

“Landlord’s Surveyor” means a surveyor or member of a firm of surveyors instructed by the Landlord for any of the purposes of this Lease who shall be a fellow or associate of the Royal Institution of Chartered Surveyors or the Incorporated Society of Valuers and Auctioneers or suitably experienced and such surveyor may be a person employed by the Landlord or a company which is a Group Company of the Landlord;

“Lettable Areas” means the accommodation in the Building from time to time let or intended for letting by the Landlord to one or more tenants whether or not actually let or occupied;

“Main Structure” means the exterior and main structure of the Building including the foundations, roofs, load bearing walls, load bearing columns, ceilings and floors and exterior windows and lights (but excluding any glass within interior doors, walls or partitions, raised floors, suspended ceilings, all internal cladding, plasterwork and decoration - save where internal to any Common Parts and all floor screening and finishes);

“Management Premises” means all administrative, security and control offices and centres and stores (if any) maintained by the Landlord for the purpose of managing the Building and providing the Services together with any accommodation including residential accommodation (whether in the Building or elsewhere) provided by the Landlord for a caretaker or facilities manager employed by it for purposes connected with the Building;

“Net Internal Area” means net internal floor area measured in accordance with Definition 3 of the Code of Measuring Practice issued by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers Fourth Edition (November 1993);

“Normal Working Hours” means the hours between 8am and 7pm Monday to Friday;

“Outgoings” means all monetary obligations of any kind (whether parliamentary, parochial or otherwise) which are now or may at any time be assessed, charged or imposed on property or on the owner or occupier of property;

“Planning Acts” means “the consolidating Acts” as defined in the Planning (Consequential Provisions) Act 1990 and any other legislation relating to town and country planning in force from time to time;

“Premises” means the premises (forming part of the Building) described in Schedule 1 Part A and each and every part of them;

“Service Charge” has the meaning given to it in Schedule 8 paragraph 1.2;

“Services” has the meaning given to it in Schedule 8 paragraph 1.4; “Tenant” includes the successors in title and assigns of the Tenant;

“Term” means a term commencing on and including 29 September 2001 and thereafter a term of 20 years;

“VAT” means value added tax and any other tax of a similar nature;

“Water and Sewerage Charges” means all charges for the supply of water together with any charges for services performed, facilities provided or rights made available by the water undertaker or the sewerage undertaker or other relevant authority under the powers granted by any relevant legislation in force from time to time (including, but without limitation, sewerage and environmental charges and water meter rents).

1.2	(a) Where two or more persons are included in the expression “Tenant” or “Guarantor” the liability under any covenant or other obligation on the part of such persons shall be joint and several.

(b)	Any words or expressions importing the singular number include the plural number and vice versa and words importing gender include any other gender.

(c)	The index and clause headings in this Lease are for ease of reference only and have no other significance.

(d)

Unless otherwise specified any reference to an Act of Parliament includes a reference to that Act as amended or replaced whether before or after the date of this Lease and to subordinate legislation or bylaws made under it and any general reference to statute or legislation includes subordinate legislation and bylaws.

(e)	Any reference in this Lease to the end of the Term shall mean the expiration or earlier termination of this Lease for whatever reason.

(f)	References to numbered clauses and schedules are references to the relevant clause or Schedule to this Lease unless the context otherwise requires.

(g)	References in any Schedule to numbered paragraphs are references to the relevant paragraph in that Schedule unless the context otherwise requires.

(h)

In any case where the Tenant is placed under a restriction by this Lease the restriction shall be deemed to include the obligation on the Tenant not knowingly to permit or allow the infringement of the restriction by any person under the control of the Tenant.

(i)

Any consent or approval under this Lease shall be required to be obtained before the act or event to which it applies is carried out or done and shall be effective only if the consent or approval is given in writing.

(j)

Any right to enter the Premises conferred upon the Landlord by this Lease shall be exercisable when appropriate also by the Landlord’s employees, agents and workpeople and any others authorised by it under the terms of this Lease.

2.	DEMISE, TERM, RENT AND RENT PAYMENT DATES

2.1	In consideration of the rents and other obligations on the part of the Tenant and of the Guarantor contained in this Lease the Landlord demises to the Tenant the Premises

2.2	TOGETHER WITH the rights set out in Schedule 1 Part B

2.3	EXCEPT AND RESERVED to the Landlord the rights set out in Schedule 1 Part C

2.4	for the Term

2.5	SUBJECT to the Encumbrances

2.6	the Tenant PAYING during the Term:

(a)

the yearly rent of £662,227.06 (subject to the provisions for revision in Schedule 6) by equal quarterly payments in advance on the usual quarter days in every year, the first of such payments to be calculated from 30 August 2002 to 28 September 2002 (both dates inclusive) and to be made on 30 August 2002;

(b)	as additional rent the Service Charge, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(c)	on demand as additional rent the sums specified in Schedule 7, the first payment to be made in respect of the period commencing on and including 30 November 2001;

(d)

where Water and Sewerage charges are not levied directly on the occupier of the Premises on demand as additional rent a sum equal to the proportion attributable to the Premises of Water and Sewerage Charges payable by the Landlord in respect of the Building;

(e)	as additional rent any VAT which may be or become chargeable in respect of any rent payable under this Lease;

(f)	as additional rent any other sums payable pursuant to this Lease.

3.	TENANT’S COVENANTS

The Tenant hereby covenants with the Landlord to observe and perform the covenants and stipulations set out in Schedule 3.

4.	LANDLORD’S COVENANTS

The Landlord hereby covenants with the Tenant to observe and perform the covenants and stipulations set out in Schedule 4.

5.	PROVISOS

It is hereby agreed and declared as mentioned in Schedule 5.

6.	INCORPORATION OF SCHEDULES 6, 7 AND 8

The provisions for rent review set out in Schedule 6, the insurance provisions set out in Schedule 7 and the provisions for service charge set out in Schedule 8 are incorporated.

7.	GUARANTOR’S COVENANTS

The Guarantor hereby covenants with the Landlord in the manner set out in Schedule 9.

8.	OPERATION OF THIS DEED

This document shall be treated as having been executed and delivered as a deed only upon being dated.

9.	NEW TENANCY

This Lease is a new tenancy within the meaning of section 1 of the Landlord and Tenant (Covenants) Act 1995.

IN WITNESS whereof this deed has been duly executed and delivered the day and year first before written

SCHEDULE 1

Part A

The Premises

1.	ALL THOSE premises situate on the fourth floor of the Building which premises are for the purpose of identification only edged red on the plan numbered 1 annexed to this Lease.

2.	There is included within the premises:

2.1	all walls, floors and ceilings (including any raised floors, suspended ceilings and the voids below and above them and all light fittings) of the premises;

2.2	all internal cladding, plasterwork and decoration and all floor screeding and finishes;

2.3	all doors, door frames, equipment, fitments and any glass relating to the doors of the premises;

2.4

the decorative finish on the inside of the windows and other lights of the premises and (to the extent that they are not part of any sealed units forming the exterior of the premises) any equipment and fitments relating to windows and lights of the premises;

2.5	all Conducting Media within and exclusively serving the premises except where they form part of the Excluded Plant;

2.6	all landlord’s fixtures and fittings (except where they form part of the Common Media or the Excluded Plant) including, but without limitation, the following:

(a)	electrical services for power, lighting and telecommunications;

(b)	drainage and water services;

(c)	gas services;

(d)	fire protection systems;

(e)	distribution trunking, ducting and conduits for electrical, telephone and other communication services;

(f)	carpets;

2.7	all improvements and additions made to the premises.

3.	The Main Structure is excluded from the premises but subject to paragraphs 2.3 and 2.4 of this Part of this Schedule.

4.	The Excluded Plant is excluded from the premises.

Part B

Rights Granted

5.	The rights in common with all others having similar rights from time to time:

5.1

of passage to and from the Premises along and through the common entrance, staircases and passages of the Building and by means of the lifts and escalators in it during such times as the same shall be working;

5.2	of free passage of services from and to the Premises through the Common Media;

5.3

to use such of the toilets, kitchens, tea making facilities and refuse facilities in the Building as may be allocated to the Tenant by the Landlord from time to time with the right of access to and from them.

6.	The right to use the Car Parking Spaces:

6.1	only for the parking of private motor cars or bicycles belonging to the Tenant or any undertenant or their respective staff or invitees;

6.2

the rights contained in this paragraph may upon reasonable notice be suspended during such period as the Landlord may reasonably require in connection with any repairs or alterations to or rebuilding of the Building or any adjoining premises or any other works which may be carried out in the Building or any adjoining premises or the Car Park.

7.	The right to install a generator in the basement of the Building and thereafter to maintain, repair and renew such generator.

8.	The right of access on to such parts of the Building as may be necessary in order to exercise the rights granted in Part B of this Schedule.

Part C

Exceptions and Reservations

9.

9.1

The free and uninterrupted passage of air, water, soil, gas and electricity through the Common Media which are now or may at any time be within the Premises with power for the Landlord at all reasonable times to enter the Premises where reasonably necessary for the purpose of:

(a)	any matter or thing connected with the Services; and/or

(b)	adding to, inspecting, cleansing, maintaining, modernising, repairing, replacing or altering the Common Media.

9.2	Any such adding to, inspections, cleansing, maintenance, modernisation, repairs, replacements or alterations shall be done as soon as reasonably practicable.

10.

Full right and liberty to enter by reasonable prior notice upon the Premises at any reasonable time in order to erect scaffolding and/or to build on, under or into any part of the Building including, but without limitation, structural walls, floors, ceilings, columns, roofs and foundations or to build over the Building.

11.

The Landlord shall make good in a reasonable manner to the reasonable satisfaction of the Tenant all damage occasioned to the Premises in the exercise of the rights referred to in paragraphs 9 and 10 of this Schedule but the Landlord shall not be liable to pay compensation for any inconvenience caused to the Tenant.

12.	All rights of entry upon the Premises referred to in Schedule 3 paragraphs 8, 12, 13 and 0.

13.

In the interest of maintaining uniformity of appearance the right to maintain, decorate or replace any door or window giving on to the Common Parts or forming part of the exterior of the Building with power for the Landlord at all reasonable times to enter the Premises for the purpose of exercising such right.

SCHEDULE 2

The Encumbrances

The entries in the Property and Charges Registers of Title Number NGL789688 insofar as they relate to the Premises but excluding the Section 106 Agreements dated 21 April 1995 and 15 May 2000 and the Supplementary Deed dated 18 October 1999.

SCHEDULE 3

Covenants by the Tenant

1.	Payment of rents

To pay the rents reserved by this Lease as and when stipulated without any deduction or set off and by bankers’ standing order unless otherwise required by the Landlord.

2.	Outgoings

2.1

Subject to paragraph 2.2 to pay and discharge all Outgoings in respect of the Premises and a fair and reasonable proportion of all Outgoings which may be payable in respect of the Premises in common with other property.

2.2

There is excepted from paragraph 2.1 income and corporation tax (or other tax of a like nature) assessed on the Landlord in respect of its rental and other income arising from or under this Lease or tax payable as a result of any dealing with any reversion immediately or mediately expectant on the Term.

2.3

To indemnify the Landlord against any loss to the Landlord of any void rating relief which would have been applicable to the Premises by reason of the Premises being vacant after the end of the Term but which is not available to the Landlord on the ground that relief has already been allowed to the Tenant or any person claiming title to the Premises through the Tenant.

3.	Value Added Tax

3.1	To pay on demand such VAT as may be chargeable on goods and services supplied by or on behalf of the Landlord.

3.2

To indemnify and keep indemnified the Landlord against any VAT paid or payable by the Landlord in respect of any costs, fees, disbursements, expenses or other sums which the Landlord is entitled to recover under the terms of this Lease which do not constitute consideration for taxable supplies of goods and services made by the Landlord.

4.	Decoration

4.1

In every fifth year of the Term and also in the last six months before the end of the Term in a proper and workmanlike manner to prepare and paint with two coats of good quality paint all parts of the Premises usually or requiring to be painted and to treat other parts of the Premises with suitable and appropriate materials.

4.2	Not to paint or otherwise decorate:

(a)	any external part of the Premises;

(b)	the surface of any door or window giving on to the Common Parts without first giving the Landlord at least 28 days notice of its intention.

4.3

If within 28 days of receipt of such notice as is referred to in paragraph 4.2(b) the Landlord shall notify the Tenant that it wishes to carry out the painting or decoration in question the Tenant shall refrain from doing so.

4.4

If the Landlord notifies the Tenant that it does not wish to carry out such painting or decoration or if the Landlord fails to give the Tenant any notification within such 28 day period the Tenant may carry out the painting or decoration in question and in so doing the Tenant shall adhere to the then existing colour scheme and shall carry out the work in the manner and with the materials specified in paragraph 4.1.

4.5

Decoration of the inside of the Premises in the last six months of the Term shall be carried out in such colours, patterns and materials as the Landlord may approve (such approval not to be -unreasonably withheld).

5.	Repairs

5.1	Subject to paragraphs 4.3 and 5.2 to well and substantially repair, cleanse and keep in good and substantial repair, decorative order and condition the Premises.

5.2	There is excepted from paragraph 5.1:

(a)

damage by any of the Insured Risks unless and to the extent that the insurance moneys are wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees;

(b)

any liability to repair or replace any part of the central heating and hot water and air-conditioning and ventilation services and on the contrary the Tenant shall not repair or replace them but the Landlord shall be responsible for so doing as part of the Services.

5.3	To notify the Landlord immediately the Tenant becomes aware of any defect in the Excluded Plant.

5.4

To replace any door or window requiring to be replaced under the provisions of paragraph 5.1 with a door or window of similar quality and appearance or with such other door or window as shall be approved by the Landlord (such approval not to be unreasonably withheld).

5.5	To clean all the glass in the Premises (including the inside surface of any exterior windows) as often as may reasonably be required and in any event at least once a month.

5.6	There is excepted from paragraph 5.5 the external face of any windows giving on to the Common Parts or forming part of the exterior of the Building.

5.7	As often as required (and in any event at the end of the Term) to replace (where necessary) the carpeting with good quality carpeting of similar nature, quality and appearance.

5.8

In connection with s 4 Defective Premises Act 1972 to notify the Landlord immediately the Tenant becomes aware of any defect in the Premises or the Building which may cause personal injury or damage to property.

6.	Yielding up

6.1	At the end of the Term:

(a)

subject always to the provisions of paragraph 5 quietly to yield up the Premises duly kept in accordance with the Tenant’s obligations together with all additions and improvements made in the meantime;

(b)	unless otherwise required by the Landlord to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party;

(c)

unless otherwise required by the Landlord at the Tenant’s expense to remove any alterations or additions made to the Premises by the Tenant or the predecessors in title to the Premises of the Tenant or anyone claiming title to the Premises through or under the Tenant or any of them during the subsistence of this Lease or under an agreement for the grant of this Lease; and

(d)	to make good to the reasonable satisfaction of the Landlord any damage caused to the Premises by such removal.

6.2	In case of default the Landlord may execute such works or do any other thing which may be necessary to comply with the requirements specified in paragraph 6.1.

6.3

To pay to the Landlord on demand all expenses so incurred and mesne profits at the rate of the rent payable under this Lease immediately prior to the end of the Term during the period reasonably required for the exercise of the Landlord’s rights under paragraph 6.2 with Higher Rate Interest on such expenses from the date of expenditure and on the mesne profits from the date of demand until in each case the date they are paid by the Tenant to the Landlord.

7.	To notify Landlord of statutory notices

7.1

As soon as practicable following receipt of any permission, notice, direction, order, certificate, assessment or proposal relevant to the Premises or to the use or condition of the Premises or otherwise concerning the Landlord’s interest in the Premises given or issued under or by virtue of any Act of Parliament to produce a copy to the Landlord.

7.2

At the request and cost of the Landlord to make or join with the Landlord in making such objections or representations against or in respect of any such permission, notice, order, certificate, assessment or proposal as the Landlord shall reasonably deem expedient.

8.	Compliance with statutory requirements

8.1

At the Tenant’s own expense to execute all works and provide and maintain all arrangements upon or in respect of the Premises or the use to which the Premises are being put by the Tenant or any lawful occupier that are required in order to comply with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction regardless of whether such requirements are imposed on the owner or occupier.

8.2

Not knowingly to do in or near the Premises any act or thing by reason of which the Landlord may under any statute incur, have imposed upon it or become liable to pay any penalty, damages, compensation, costs, charges or expenses.

8.3

Without prejudice to the generality of paragraphs 8.1 and 8.2 to comply in all respects with the provisions of any statutes and any other obligations imposed by law or by any bylaws applicable to the Premises or in regard to carrying on the trade or business for the time being carried on in the Premises by the Tenant or any lawful occupier.

8.4	In relation to health and safety to comply with the proper practice recommended by all appropriate authorities.

8.5

In case of default it shall be lawful for the Landlord to enter the Premises and execute such works or do any other thing which may be necessary to comply with the requirements specified in this paragraph.

8.6	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

9.	Fire precautions

9.1	To comply with all requirements and recommendations made from time to time by the fire authority or the insurers of the Premises.

9.2

To carry out periodic testing of any independently operated fire alarms within the Premises and participate in evacuation procedures and keep all requisite log-books and other documents and records up to date and available for inspection.

9.3

To keep the Premises sufficiently supplied and equipped with such fire fighting and extinguishing appliances as shall from time to time be required by any statute or by the fire or other competent authority or the insurers of the Premises or (at the Landlord’s option) to pay to the Landlord on demand the cost of providing and installing any of the same and such appliances shall be open to inspection and shall be maintained to the reasonable satisfaction of the Landlord.

9.4	If so required by the Landlord to connect to the Landlord’s reasonable satisfaction any fire alarm system for the Premises into any fire alarm system for the Building generally.

10.	Compliance with town and country planning requirements

10.1

To comply with the provisions and requirements of the Planning Acts and of all consents, permissions and conditions (if any) granted or imposed or having effect under the Planning Acts so far as the same respectively relate to or affect the Premises or any part of the Premises or any operations, works, acts or things already or in the future to be done or omitted on the Premises or the use of the Premises by the Tenant or any lawful occupier.

10.2

Not to make any application for planning permission without the consent of the Landlord (such consent not to be unreasonably withheld where the Landlord’s consent to the subject matter of the application cannot be unreasonably withheld under the terms of this Lease).

10.3

Notwithstanding any consent which may be granted by the Landlord under this Lease not to carry out or make any alteration or addition to the Premises or any change of use (being an alteration or addition or change of use which is prohibited by or for which the Landlord’s consent is required to be obtained under this Lease and for which a planning permission needs to be obtained) before a planning permission for such work or change of use has been produced to the Landlord and acknowledged by it in writing as satisfactory to it But so that the Landlord may refuse so to express its satisfaction with any such planning permission on the ground that the period of it or any condition contained with or anything omitted from it in the reasonable opinion of the Landlord’s Surveyor would be or be likely to be prejudicial to the Landlord’s interest in the Premises or the Building whether during or after the Term.

10.4

Unless the Landlord shall otherwise direct to carry out and complete before the end of the Term any works stipulated to be carried out to the Premises by a date subsequent to the end of the Term as a condition of any planning permission granted for any development begun before the end of the Term.

10.5

If and when called upon so to do to produce to the Landlord or the Landlord’s Surveyor all such plans, documents and other evidence as the Landlord may reasonably require in order to satisfy itself that the provisions of this paragraph have been complied with in all respects.

11.	Compliance with Landlord’s regulations

To observe all reasonable regulations made by the Landlord from time to time and notified in writing to the Tenant having as their object the safety, promotion, maintenance, management and general amenity of the Building (including the Common Parts).

12.	Entry by Landlord to view and require Tenant to repair

12.1

To permit the Landlord at all reasonable times after notice (except in an emergency) to enter the Premises to view their state and condition and to give notice to the Tenant of any defects in the state of repair and condition of the Premises which are the Tenant’s responsibility or any unauthorised alterations.

12.2

The Tenant will within one month after any such notice (or sooner if necessary) commence to repair and make good such defects or remove such alterations to the reasonable satisfaction of the Landlord’s Surveyor.

12.3	In case of default it shall be lawful for the Landlord to enter the Premises and execute such works.

12.4	To pay to the Landlord on demand all expenses so incurred with Higher Rate Interest on such expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

13.	Entry by Landlord to repair and for other purposes

To permit the Landlord and also the tenants and occupiers of any adjoining premises or their workpeople where reasonably necessary at reasonable times after notice (except in an emergency) to enter upon the Premises for the purpose of:

13.1	inspecting or executing repairs or alterations to or upon such adjoining premises or the Building;

13.2	inspecting, maintaining, repairing or replacing the Excluded Plant;

13.3	decorating the Common Parts and the exterior of the Building;

13.4

doing anything which the Landlord considers necessary or desirable for the performance by the Landlord of the covenants on its part contained in this Lease or to third parties or the provision of the Services;

13.5	inspecting or surveying the Premises for valuation purposes;

13.6

doing anything reasonably incidental to the repair, maintenance, management or security of the Building or the performance of the Landlord’s legal duties and compliance with proper practice in relation to health and safety or otherwise;

and the Landlord shall not be liable to pay compensation for any nuisance, annoyance, inconvenience or damage caused to the Tenant subject to the Landlord (or other person so entering) exercising such right in a reasonable manner and making good any damage caused to the Premises as soon as reasonably practicable.

14.	Entry by Landlord for sale or reletting

14.1

To permit the Landlord at reasonable times after notice to enter upon the Premises to survey the same and to affix upon any suitable part of the exterior of the Premises notice boards or bills for selling the interest of the Landlord or for reletting the Premises or any other part of the Building.

14.2	Not to remove or obscure any such notice boards or bills.

14.3	To permit all persons with authority from the Landlord at all reasonable times in the daytime to enter and view the Premises.

15.	Costs on breach

To pay on demand to the Landlord all costs, charges and expenses (including, but without limitation, legal costs, bailiffs fees and fees payable to a surveyor and/or architect) which may be incurred by the Landlord:

(a)	in or in reasonable contemplation of any proceedings under s 146 and/or 147 Law of Property Act 1925 notwithstanding forfeiture is avoided otherwise than by relief granted by the Court; and/or

(b)	in the recovery or attempted recovery of arrears of rent and/or additional rent due from the Tenant under this Lease; and/or

(c)	in the preparation and/or service of any notice or schedule relating to the condition of the Premises whether during or after the end of the Term.

16.	Not to encumber Common Parts

Not to encumber the Common Parts with articles or goods of any description.

17.	As to alterations

17.1

Not without the consent of the Landlord (which it shall be entitled to withhold at its absolute discretion) to make any alterations or additions or other works whatsoever to the Main Structure or affecting the appearance of the Premises as seen from the exterior or the Common Parts.

17.2

Not without the consent of the Landlord (such consent not to be unreasonably withheld or delayed) to make any other alterations or additions to the Premises or to the mechanical and electrical plant and equipment within the Premises PROVIDED that the Tenant may erect or remove demountable partitioning within the Premises on condition that:

(a)	prior to the commencement of such works full details are provided to the Landlord; and

(b)	all necessary consents required for the works have been obtained; and

(c)	the external appearance of the Building and the efficiency of the Excluded Plant is not thereby affected.

17.3

Without prejudice to the preceding provisions of this paragraph in the event that any alteration or addition shall be carried out to the Premises to notify the Landlord in writing immediately following completion of the cost of the works for insurance purposes.

18.	CDM Regulations

Without prejudice to its other obligations under this Lease, if the Tenant carries out or engages others to carry out any work at the Premises to which the CDM Regulations apply the Tenant shall:

(a)	comply with the requirements of the CDM Regulations;

(b)

either be the only client for the purposes of the CDM Regulations, in which case the Tenant warrants to the Landlord that it has the competence and resources to comply with the requirements of the CDM Regulations or forthwith appoint an agent pursuant to regulation 4(1) of the CDM Regulations;

(c)

forthwith either make a declaration to the Executive (as defined in the Health and Safety at Work, etc Act 1974) that the Tenant is the client or procure that its agent appointed pursuant to paragraph 18 (b) makes a declaration to the Executive in either case in accordance with regulation 4(4) of the CDM Regulations;

(d)	supply to the Landlord a copy of the applicable declaration referred to in paragraph 18(c) and of the Executive’s notice in response as soon as it is respectively made and received;

(e)

deliver to the Landlord as soon as it is prepared, but in any event no later than the completion of the Tenant’s works, the health and safety file which complies with the requirements of the CDM Regulations and as identified in this Lease of the Landlord; and

(f)	keep a copy of the health and safety file referred to in paragraph 18(e) available at the Premises for inspection by the Landlord and third parties.

19.	Permitted use

19.1

Not to use the Premises or permit any part of the Premises to be used otherwise than as offices within Class B1 Town and Country Planning (Use Classes) Order 1987 (the “Order”) together with uses ancillary thereto.

19.2	Nothing in this Lease shall imply or be treated as a warranty by the Landlord that the use permitted by this Lease complies with the Planning Acts.

20.	Prohibited uses

Not to:

(a)	use the Premises or permit any part of the Premises to be used in connection with the sale of timeshares;

(b)	permit any sale by auction or public meeting to be held upon the Premises;

(c)

permit in or upon the Premises or the Car Park any act or thing which is illegal or immoral or which shall or may be or become a nuisance, damage, or excess annoyance or inconvenience to the Landlord or its tenants or the occupiers of any adjoining or neighbouring premises.

21.	Not to permit encroachments

21.1	Not to:

(a)	stop up, darken or obstruct any windows or light belonging to the Premises or any other part of the Building;

(b)

permit any new window, light, opening, doorway, path, passage, drain or other encroachment or easement to be made or acquired in, against, out of or upon the Premises which may be or grow to the damage, annoyance or inconvenience of the Landlord or any of its tenants.

21.2

In case any such window, light, opening, doorway, path, passage, drain or other encroachment or easement shall be made or acquired or attempted to be made or acquired the Tenant will give immediate notice to the Landlord and will at the request and cost of the Landlord adopt such means as may be reasonably required or deemed proper for preventing any such encroachment or the acquisition of any such easement.

22.	Restrictions on alienation

22.1	Not to:

(a)	part with or share possession or occupation of the whole or any part or parts of the Premises or charge or mortgage the whole or any part or parts of the Premises;

(b)	grant to any third parties any rights over the Premises;

except by way of an assignment, underlease or charge of the whole of the Premises or an underletting of a Permitted Part in accordance with the provisions of this paragraph 22.

22.2	Consent of the Landlord

(a)

Without prejudice to the Tenant’s obligations in the following provisions of this paragraph 22, neither the Tenant nor any person deriving title under the Tenant shall assign, underlet or charge the Premises without the Landlord’s consent (such consent not to be unreasonably withheld).

(b)

Any consent granted under this paragraph shall only be valid for a period of three months from its date unless acted upon within such period and without prejudice to paragraph 24 may be revoked at the Landlord’s sole discretion if the transaction for which consent has been granted has not been registered with the Landlord within such period.

Assignments

22.3	Not to assign any part of the Premises (as distinct from the whole).

22.4

Not to assign the whole of the Premises without prior written consent of the Landlord (such consent not to be unreasonably withheld) provided that the Landlord shall be entitled (for the purposes of s 19(1A) Landlord and Tenant Act 1927):

(a)	to withhold its consent in any of the circumstances set out in paragraph 22.6;

(b)	to impose all or any of the matters set out in paragraph 22.7 as a condition of its consent.

22.5

The provisos to paragraph 22.4 shall operate without prejudice to the rights of the Landlord to withhold such consent on any other ground or grounds where such withholding of consent would be reasonable or to impose any further condition or conditions upon the grant of consent where the imposition of such condition or conditions would be reasonable.

22.6	The circumstances referred to in paragraph 22.4(a) are as follows:

(a)	where the proposed assignee is a Group Company of the Tenant;

(b)	where in the reasonable opinion of the Landlord the proposed assignee is not of sufficient financial standing to enable it to comply with the tenants covenants in the Lease;

(c)

where the proposed assignee is not resident in the United Kingdom of Great Britain and Northern Ireland or in the European Community or in a jurisdiction where reciprocal enforcement of judgments exists.

22.7	The conditions referred to in paragraph 22.4(b) are as follows:

(a)	the execution by the Tenant and delivery to the Landlord prior to the assignment in question of an Authorised Guarantee Agreement;

(b)	the payment to the Landlord of all rents and other sums which have fallen due under the Lease prior to the date of the assignment;

(c)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require any intended assignee to procure a surety or sureties for such assignee acceptable to the Landlord and such surety or sureties (if more than one jointly and severally) shall covenant with the Landlord in the terms set out in Schedule 9;

(d)

if it is reasonable to do so in all the circumstances the Landlord shall be entitled to require the execution by any intended assignee and delivery to the Landlord by the time of the assignment in question of a rent deposit deed (in such form as the Landlord shall reasonably require to provide for the deposit of a sum equal to six months rent with any applicable VAT) together with the payment by way of cleared funds of such sum.

Underletting

22.8	Not to underlet any part of the Premises (as distinct from the whole) if by so doing the Premises would comprise more than two units of occupation.

22.9	Not to underlet the whole or part of the Premises except where the following conditions are fulfilled:

(a)	any underlease whether mediate or immediate to be granted out of this Lease shall:

(i)	initially and at each rent review (if any) be at not less than an open market rent at the time of grant without fine or premium;

(ii)	contain provision for rent review in an upward direction only at least at such times as to coincide with the rent reviews provided for in this Lease;

(iii)

contain an absolute covenant on the part of the undertenant not to underlet, part with possession of or share possession or occupation of the whole or any part or parts of the sub-demised premises or mortgage or charge the whole or any part or parts of the sub-demised premises except by way of an assignment or charge of the whole of the sub-demised premises;

(iv)	contain a covenant on the part of the undertenant not to assign or charge the whole of the sub-demised premises without the consent of the Landlord under this Lease;

(v)	otherwise be on similar terms mutatis mutandis to the terms of this Lease;

(vi)	be in a form approved by the Landlord prior to its grant;

(b)

any underlease of part shall contain an agreement to exclude the provisions of s 24 to 28 Landlord and Tenant Act 1954 in relation to such underlease and that agreement shall have been duly authorised beforehand by the Court;

(c)

prior to the grant of any underlease the Tenant shall procure that the undertenant enters into a deed of covenant with the Landlord to pay the rents and other sums reserved by and observe and perform the covenants on the undertenant’s part and the conditions contained in the proposed underlease and not to do or omit any act or thing in respect of the sub-demised premises which would or might cause the Tenant to be in breach of the covenants on the part of the Tenant contained in this Lease.

22.10	The Tenant shall:

(a)	not consent to or participate in any variation or addition whatsoever to any such underlease granted in accordance with the preceding provisions of this paragraph without the consent of the Landlord;

(b)	enforce all the covenants and obligations of the undertenant under any such underlease;

(c)

operate and effect all reviews of rent pursuant to the terms of any such underlease but shall not agree or have determined any reviewed rent until the corresponding rent review under this Lease is agreed or determined;

(d)	notify the Landlord of the reviewed rent immediately it has been agreed or determined;

(e)	not accept a surrender of any underlease without the consent of the Landlord.

22.11	Sharing with Group Companies

Notwithstanding the preceding provisions of this paragraph 22, if and so long as the Tenant shall be a Group Company of WPP Group Plc nothing in this paragraph shall prevent the Tenant from sharing occupation of the whole or any part or parts of the Premises with any other Group Company of WPP Group Plc on condition that:

(a)	the registered office of the Group Company shall also be in the United Kingdom of Great Britain, Northern Ireland or the European Community;

(b)	the interest in the Premises so created shall be no more than a tenancy at will;

(c)	the right of any company to occupy the Premises or any part or parts of the Premises shall immediately determine upon such company ceasing to be a Group Company.

22.12	To supply information

From time to time on demand during the Term to furnish the Landlord with particulars of any derivative interest in the Premises, including particulars of the rents payable and such other information and copy documents as the Landlord may reasonably require, and the cost of so doing shall be borne by the Tenant if this clause is not invoked more frequently than once a year but otherwise on each second or subsequent occasion in any year the Landlord shall bear the Tenant’s reasonable costs of compliance.

23.	Costs of licences

To pay all the Landlord’s reasonable and proper costs fees and/or expenses incurred in connection with any request for a licence or consent pursuant to the terms of this Lease including where the request is withdrawn or the licence or consent is lawfully withheld.

24.	Registration of dealings

Within one month after any assignment or underletting of whole or of part or the assignment of any such underlease or after any devolution by will or otherwise or mortgage or charge affecting the Premises (except a floating charge affecting an underlease) to produce to the solicitor for the time being of the Landlord the deed or instrument effecting the same and pay his fee for registration.

25.	Aerials and signs

25.1

Subject to paragraph 25.2 not to place or affix any aerial or satellite dish or any sign, signboard, facia, placard, bill, notice or other notification whatsoever to or upon the outside of the Premises or the windows or inside the Premises so as to be visible from the outside.

25.2	There is excepted from paragraph 25.1:

(a)

the name of the Tenant and any permitted undertenants signwritten on or close to the entrance doors of the Premises in materials and a style and manner approved by the Landlord or the Landlord’s Surveyor;

(b)	the name of the Tenant and any permitted undertenants displayed on the Landlord’s indicator board (if any) in the entrance lobby in the Building.

26.	Not to strain floors and ceilings

Not to impose any strain on the floors and ceilings of the Premises beyond that which they were designed to bear.

27.	Not to interfere with Common Media

Not to overload damage or interfere with:

(a)	the Common Media; or

(b)	the plant and machinery and landlord’s fixtures and fittings in the Common Parts; or

(c)	any sprinkler or fire alarm system whether forming part of the Common Media or exclusively serving the Premises; or

(d)	the Excluded Plant.

28.	Interest on arrears

28.1

If any sum payable by the Tenant to the Landlord under this Lease shall not be paid within 14 days of the same becoming due to pay to the Landlord Higher Rate Interest from the date of the same becoming due down to the date of payment.

28.2

Paragraph 28.1 shall apply to shortfall on review or interest on such shortfall payable under the provisions of Schedule 6 paragraph 8 with effect from the date of demand where such shortfall and interest are not paid within seven days as referred to in that paragraph.

28.3

If collection of rent has been suspended by the Landlord for breach of covenant the Tenant shall, when the breach has been made good to the satisfaction of the Landlord or when this Lease shall be forfeited (as the case may be), pay to the Landlord in addition to the arrears of rent then due Higher Rate Interest from the date that rent became due down to the date of actual payment.

29.	Indemnity

To indemnify the Landlord against all claims, demands, proceedings, damages, costs and expenses properly incurred:

29.1	in respect of or incurred in connection with any damage or injury occasioned to:

(a)	the Premises or the Building; or

(b)	any adjacent or neighbouring premises belonging to the Landlord; or

(c)	any person or any property movable or immovable

by any act, default or negligence of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees; or

29.2	for which the Landlord may be rendered liable or be exposed by reason of the breach, non-observance or non-performance by the Tenant of its covenants and the conditions in this Lease.

30.	Encumbrances

To perform and observe the Encumbrances so far as they relate to the Premises.

SCHEDULE 4

Covenants by the Landlord

1.	Quiet enjoyment

That subject to the Tenant paying the rents reserved by and observing and performing the covenants on the part of the Tenant contained in this Lease the Tenant may peaceably and quietly enjoy the Premises and the rights conferred in Part B to Schedule 1 during the Term without any lawful interruption or disturbance from or by the Landlord or any person or persons lawfully or equitably claiming under or in trust for it.

2.	Insurance and services

To observe and perform the Landlord’s obligations as to insurance and services set out in Schedules 7 and 8 respectively.

3.	Enforcement of covenant against other tenants

To impose in all leases of the office areas of the Building covenants similar to those contained in Schedule 3 and to enforce those covenants against the tenants of all parts of the Building.

4.	Non-competition

For so long as not less than four complete floors of the Building are occupied by J Walter Thompson Group Limited or by a Group Company of WPP Group PLC not to:

(a)

grant any lease or dispose of any office space in the Building to any of Omnicom, True North, Interpublic and Cordiant or companies which were as at 15 May 2000 a Group Company of any of the foregoing (the “Excluded Companies”) and will not consent to any assignment, lease or other disposition as aforesaid to any of the Excluded Companies; and

(b)	grant naming rights for the Building to any other occupier and will consult with the Tenant before changing the name of the Building from Number One Knightsbridge Green.

5.	Prohibited use

Whilst the Premises or any part thereof are occupied by J Walter Thompson Group Limited not to permit the unit shown marked “Retail 1” on the plan annexed numbered 1 to be used for any purpose within Class A3 of the Town & Country Planning (Use Classes) Order 1987.

SCHEDULE 5

Provisos, agreements and declarations

1.	Forfeiture

Without prejudice to any other provisions contained in this Lease the Landlord may at any time re-enter the Premises and immediately on so doing this Lease shall terminate absolutely but without prejudice to any rights of the Landlord in respect of any breach of any of the obligations on the Tenant’s part in this Lease:

1.1	if the reserved rents are unpaid for 21 days after becoming payable (whether formally demanded or not); or

1.2	if the Tenant is in breach of any of the Tenant’s obligations in this Lease which have not been remedied; or

1.3	if the Tenant or any guarantor of the Tenant’s obligations:

(a)

(being a company or if in partnership) enters into liquidation whether compulsory or voluntary (other than for the purpose of reconstruction or amalgamation not involving a realisation of assets) or has a winding up order made against it by the Court or has a receiver appointed over all or any part of its assets or an administration order is made pursuant to the Insolvency Act 1986 or the Insolvent Partnerships Order 1994; or

(b)	(being one or more individuals whether or not in partnership together) any one of them petitions the court for his own bankruptcy or has a bankruptcy order made against him; or

(c)

becomes insolvent or enters into any composition with its or his creditors or enters into a voluntary arrangement (within the meaning of s 1 or 253 Insolvency Act 1986 or the Insolvent Partnerships Order 1994) or distress, sequestration or execution is levied on its or his goods.

2.	Tenant’s goods

2.1

The Landlord shall be deemed to have been irrevocably appointed the Tenant’s agent to store and/or dispose of all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party not removed from the Premises by the Tenant in accordance with its covenants contained in Schedule 3 paragraph 6 and/or Schedule 7 paragraph 1.7.

2.2

The Tenant shall indemnify the Landlord against all costs and expenses as the Landlord may properly incur in so storing and/or disposing of any such property and against any claim made against the Landlord in relation to any such property by any third party.

2.3	To pay to the Landlord on demand Higher Rate Interest on such costs and expenses from the date of expenditure until the date they are paid by the Tenant to the Landlord.

3.	Landlord’s right to develop

Nothing contained in this Lease shall by implication of law or otherwise operate to confer on the Tenant any easement, right or privilege whatsoever over or against any adjoining or other property belonging to the Landlord (whether forming part of the Building or not) which might restrict or prejudicially affect the future rebuilding, alteration or development of such adjoining or other property nor shall the Tenant be entitled to compensation for any damage or disturbance caused by or suffered through any such rebuilding, alteration or development.

4.	Notices

4.1	Any notice or notification served or given under or in connection with this Lease shall be in writing.

4.2	Section 196(4) Law of Property Act 1925 (as amended by the Recorded Delivery Service Act 1962) shall apply to all notices and certificates required to be given or served under this Lease.

5.	Value Added Tax

All sums payable by the Tenant under this Lease which are from time to time subject to VAT shall be considered to be tax exclusive sums.

6.	Expert determination proceedings

6.1	The provisions of this paragraph shall apply to determination of issues by an independent expert if it is invoked elsewhere in this Lease or the parties otherwise agree to invoke it.

6.2

The expert shall be appointed by the parties jointly or if there is no agreement on the appointment he shall be appointed by the President (or other acting senior officer for the time being) of the relevant professional body on the request of either party.

6.3	For the purposes of paragraph 6.2 the relevant professional body shall in relation to any dispute or difference over matters of:

(a)	valuation, service charge, management or the condition of the Building or the Premises be the Royal Institution of Chartered Surveyors;

(b)	accountancy or the incidence of taxation be the Institute of Chartered Accountants in England and Wales; and

(c)	law be the Law Society;

but where there are matters that materially involve issues falling under more than one such grouping more than one expert to act jointly with one another shall be appointed (unless the parties otherwise agree) and references in this paragraph 6 to an expert shall then be treated as referring to experts acting jointly.

6.4	The person so appointed shall act as an expert and not as an arbitrator.

6.5	The expert shall be required to:

(a)

give notice to the Landlord and the Tenant allowing each of them to submit to him within such reasonable time as he may stipulate representations on the relevant issue accompanied (if either of them so wish) by a statement of reasons and professional valuations or reports (as the case may be) of which copies are supplied to the other party; and

(b)	permit each of the Landlord and the Tenant to make a submission in respect of the other’s reasons, valuation and reports provided under paragraph 6.5(a); but

(c)

neither the Landlord nor the Tenant may without the consent of the other disclose to the expert correspondence or other evidence to which the privilege of non-production (“without prejudice”) properly attaches;

but the expert shall not be bound by any such submission, and he may make his determination as he thinks fit.

6.6	The determination of the expert shall be final and binding on the parties except in the case of manifest error.

6.7

The fees and expenses of the expert including the cost of his nomination shall be borne either as to the whole or in the proportions as the expert shall determine (but in the absence of such a determination they shall be borne equally) and each of the parties shall bear its own costs with respect to the determination of the issue by the expert, but the Landlord may pay the costs required to be borne by the Tenant if they remain unpaid more than 21 days after they become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.8	If the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement expert as provided in paragraph 6.2.

7.	Disclaimer of liability for use of Car Park

The Landlord shall not be under any liability whatsoever for loss or damage to any vehicle or other property or any damage or injury to any person howsoever arising or for the prevention of ingress to or egress from the Car Parking Spaces caused by the use or attempted use by any person of the Car Parking Spaces or any other part of the Car Park except in the case of negligence on the part of the Landlord, its servants or agents.

8.	Perpetuity period

In so far as the perpetuity rule applies to any provision of this Lease the perpetuity period shall be 80 years from the date stipulated in the definition of “Term” in clause 1.1 as the date on which the Term commences.

9.	Data Protection Act 1998

For the purposes of the Data Protection Act 1998 or otherwise the Tenant and the Guarantor (if any) agree to any information relating to this tenancy held by the Landlord being disclosed to third parties so far only as is necessary in connection with the management or disposal of the Premises.

10.	Address for Rent Demands

The first rent demand shall be delivered to the Tenant at the Premises.

11.	Tenant’s option to determine

11.1	The Tenant may end this Lease on 29 September 2016 by giving at least 12 months° written notice expiring on that day PROVIDED that at the time of expiry of such notice:

(a)	there are no arrears of any rents reserved by or any other sums payable by the Tenant under this Lease (whether or not subject to dispute); and

(b)	vacant possession of the Premises is gi ien and at the same time the Tenant pays to the Landlord a sum equal to six months’ rent at the rate then payable pursuant to clause 2.6(a) of this Lease.

11.2

If any of the conditions referred to in (a) or (b) above are not satisfied at the date of expiry of such notice the notice is deemed to be ,‘ lc effect and this Leas shall continue as before, provided that the Landlord may waive all or any of the said conditions by giving notice to the Tenant at any time.

11.3	The ending of this Lease shall not affect either party’s rights in respect of any earlier breach of any provision of this Lease.

11.4

The provisions contained in this paragraph 12 are personal to and exercisable only by J Walter Thompson Group Limited. They are not capable of being assigned or otherwise dealt with by J Walter Thompson Group Limited and shall cease to have effect upon the date of the first deed of assignment of this Lease between J Walter Thompson Group Limited and its assignee irrespective of whether such assignment is notified to the Landlord.

11.5	Nothing in this paragraph 12 shall have the effect of making time of the essence for the purposes of the review of rent under this Lease.

12.	Third party rights

No person other than a contracting party may enforce any provision of this Lease by virtue of the Contracts (Rights of Third Parties) Act 1999.

SCHEDULE 6

Rent Reviews

1.	The review dates

1.1

The yearly rent payable under this Lease shall be reviewed on the 29th September in each of the years 2006 2011 and 2016 (referred to in this Schedule as the “review dates” and the “relevant review date” shall be construed accordingly).

1.2

With effect on and from each review date the reviewed rent as agreed or determined in accordance with the following provisions of this Schedule shall become payable as the yearly rent reserved by this Lease.

2.	Upward only rent reviews

The reviewed rent shall be the higher of:

2.1	the yearly rent payable under this Lease immediately preceding the relevant review date; and

2.2	the market rent of the Premises at the relevant review date;

3.	The market rent

For the purposes of this Lease the expression the “market rent” means the best yearly rent at which the Premises might reasonably be expected to be let in the open market by a willing landlord to a willing tenant:

3.1	with vacant possession;

3.2

for the unexpired residue of the term of this Lease at the relevant review date or for a term of 10 years from the relevant review date (whichever is the greater) and having a rent review, in the same terms as this Lease, at the expiry of each consecutive period of five years throughout the term;

3.3	without the payment of a premium by the willing tenant;

3.4	subject to the provisions of this Lease (other than “the length of the term and the amount of rent but including these provisions for rent review);

but upon the assumption, if not the fact, that at the relevant review date:

3.5	the Premises have an agreed Net Internal Area of 1,541.86 square metres (16,596.43 square feet):

3.6	the Premises may be used for any of the uses permitted by this Lease;

3.7

the Premises have been fitted out at the cost of the tenant and are therefore ready for immediate commencement of the normal operation of the business of the willing tenant consistent with paragraph 3.6 above so that the willing tenant would not require a rent free period or other allowance for fitting out the Premises;

3.8	in case the Premises have been destroyed or damaged they have been fully reinstated;

3.9	the covenants and conditions in this Lease have been fully observed and performed;

3.10

there is not in operation any statute, order or instrument, regulation or direction which has the effect of regulating or restricting the amount of rent of the Premises which might otherwise be payable.

4.	Matters to be disregarded

4.1	in this paragraph 4 references to the “Tenant” include the predecessors in title to the Premises of the Tenant ana any person claiming title to the Premises through or under the Tenant or any of them.

4.2	In agreeing or determining the market rent the effect upon it of the following matters shall be disregarded:

(a)	the occupation of the Premises or any other parts of the Building by the Tenant;

(b)	any goodwill attached to the Premises by reason of the carrying on at the Premises or any other parts of the Building of the business of the Tenant;

(c)	any improvements to the Premises or the Building made by the Tenant during the Term with the written consent of the Landlord other than those:

(i)	made by way of replacement of any of the items comprised in the list of landlord’s fixtures and fittings as listed in Schedule 1 paragraph 2.6; or

(ii)	made in pursuance of an obligation to the Landlord or in the case of an under-tenant to his immediate reversioner; or

(iii)	completed by the Tenant more than 21 years before the relevant review date; or

(iv)	in respect of which the Landlord has made or is under an obligation to make a financial contribution to the whole or part of the cost; or

(d)	any Ten—ant’s Requested Modifications and the Tenant’s Works as defined in and carried out under the Agreement for Lease; or

(e)	any work carried out to the Premises by the Tenant either before or after the grant of this Lease which, apart from this sub-paragraph, would diminish the market rent.

5.	Procedure for determination of market rent

5.1	The Landlord and the Tenant may agree the market rent at any time but if they do not agree the market rent:

(a)	the amount of the market rent may be determined by reference to either arbitration or the determination of an independent expert as the Landlord may elect:

(b)

the Landlord may exercise the right of election at any time either by giving notice to the Tenant or alternatively by requesting the nomination of an arbitrator or independent expert in such application for a nomination as may be made by the Landlord; but

(c)

if the Landlord has not actually exercised its right of election before the rent review date the Tenant may at any time thereafter require the Landlord to do so by giving notice to the Landlord to that effect and if the Landlord has not done so within 28 days of receipt of the notice it shall be treated as having elected for a reference to the determination of an independent expert: and

(d)

the Tenant may not make an application for the nomination of an arbitrator or an expert (as the case may be) until the Landlord has made an election or is treated as having made an election in accordance with this paragraph 5.1.

5.2

In the case of arbitration the arbitrator shall be nominated by the Landlord and the Tenant jointly or in the absence of an agreed nomination he shall be nominated by the President for the time being of the Royal Institution of Chartered Surveyors on the application either of the Landlord or of the Tenant.

5.3

The arbitrator or expert to be nominated shall be a valuer and chartered surveyor having not less than ten years’ experience of rental valuation of property being put to the same or similar use as the Premises and of property in the same region in which the Premises are situated.

5.4	A reference to and award of an arbitrator shall be governed by the Arbitration Act 1996 and the decision of the arbitrator shall be final and binding on the parties.

5.5	In the case of a determination by an independent expert the provisions in this Lease relating to expert determination proceedings shall apply as supplemented by the provisions of this paragraph 5.

5.6

If the arbitrator or the expert refuses to act becomes incapable of acting or dies the Landlord or the Tenant may require the appointment of a replacement arbitrator or expert (as the case may be) in the same manner as applied to the original appointment but without further right of election under paragraph 5.1 on the part of the Landlord.

5.7

The Landlord may pay such costs of the rent review required to be paid by the Tenant as have been awarded by the arbitrator or determined by the expert (as the case may be) if they remain unpaid for more than 21 days after they have become due and then recover these and any incidental expenses incurred from the Tenant on demand.

6.	Reviewed rent reserved in phases

The Landlord and the Tenant may at any time before the market rent is determined by an arbitrator or an independent expert (as the case may be) settle the amount of the reviewed rent and agree to reserve it in phases.

7.	Time limits

Time shall not be of the essence in agreeing or determining the reviewed rent or of appointing an arbitrator or expert.

8.	Rental adjustments

8.1

If the market rent has not been agreed or determined in accordance with the provisions of this Schedule before the relevant review date then until the market rent has been so agreed or determined the Tenant shall continue to pay on account rent at the rate of yearly rent payable immediately before the relevant review date.

8.2	The Tenant shall pay to the Landlord within seven days of a demand by the Landlord following the agreement or determination of the market rent:

(a)	all arrears of the reviewed rent which have accrued in the meantime; and

(b)

Base Rate Interest on each of the instalments of the arrears from the time that it would have become due for payment if the market rent had then been agreed or determined until the demand is made by the Landlord for payment by the Tenant in accordance with this paragraph.

9.	Memorandum of rent review

The Landlord and the Tenant shall cause:

9.1	in the case of agreement of the reviewed rent a memorandum of the reviewed rent duly signed by each of them;

9.2	in the case of an award or determination of the reviewed rent a copy of the award or determination without delay to be securely annexed to this Lease and the counterpart of this Lease and each shall bear its own costs of doing so.

SCHEDULE 7

Insurance provisions

1.	Tenant’s covenants

The Tenant covenants with the Landlord:

Insurance rent

1.1	To pay a sum equal to:

(a)	such fair and reasonable proportion as the Landlord may from time to time reasonably deem appropriate having regard (inter alia) to:

(i)	any alterations or additions to the Building or any change of use of any part of it; or

(ii)	information supplied to it by the Tenant pursuant to Schedule 3 paragraph 17 of such sums as the Landlord may from time to time expend in insuring the Building and all additions to the Building against the Insured Risks (including:

(iii)	the preparation and settlement of any insurance claim;

(iv)	the cost of complying with any requirements from time to time of the insurer);

(v)	valuation of the whole or any part of the Building;

(vi)	insurance of the Landlord against employers’ liability and public liability risks in respect of the Building;

(b)

the whole of such sums as the Landlord may from time to time properly expend in insuring against three years’ loss of the rent first reserved by this Lease and the Service Charge arising from damage to the Building or any part of it by any of the Insured Risks.

The insurance cover may include VAT and take due account of the effects of inflation and escalation of costs and the Landlord’s estimate of the market rent in the context of ensuing rent reviews and/or the end of the Term and the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord shall be entitled to retain any commissions paid to it.

Tenant’s insurance obligations

1.2	Not knowingly to do or omit in or upon the Premises anything whatsoever which may:

(a)

render the Landlord liable to pay in respect of the Premises and/or the Building or any part of them more than the rate of premium which the Landlord might expect to pay in the open market to insure premises of a similar nature let on a similar basis against the Insured Risks; or

(b)	restrict or make void or voidable any policy for such insurance.

1.3	To repay to the Landlord any increase in the rate of premium and all expenses incurred by it in or about any renewal of such policy rendered necessary by a breach of paragraph 1.2.

1.4	In the event of:

(a)	any part of the Premises or the Building being destroyed or damaged by any of the Insured Risks; and

(b)

the insurance moneys being wholly or partially irrecoverable by reason solely or in part of any act or default of the Tenant or any person deriving title under the Tenant or any of their respective agents, employees or licensees the Tenant shall pay to the Landlord on demand a sum equal to the whole or a fair proportion (as the case may require) of the irrecoverable insurance moneys.

1.5	Not to insure any part of the Premises against any of the Insured Risks.

1.6	To notify the Landlord immediately in writing in the event of damage to any part of the Premises by any of the Insured Risks.

1.7

In the event of damage to any part of the Premises by any of the Insured Risks so as to render the same unfit for occupation or use (if so required by the Landlord) to remove from the Premises all tenant’s fixtures and fittings and other property belonging to the Tenant or to any third party within one month of such damage and/or to indemnify the Landlord against the cost of so doing.

1.8

In the event of damage to the Premises or the Building or any part or parts of them by any of the Insured Risks to pay to the Landlord on demand a sum equal to the whole or a proper proportion of any uninsured excess to which the insurance policy may be subject.

1.9

To maintain in force throughout the Term in the joint names of the Landlord and the Tenant engineering insurance for all electrical or mechanical equipment and apparatus forming part of the Premises and to produce to the Landlord on demand the policy relating to such insurance and evidence of payment of the current premium.

1.10

Not to leave the Premises continuously unoccupied for more than 21 days without notifying the Landlord and providing such caretaking or security arrangements as the Landlord and/or its insurers may require in order to protect the Premises from vandalism, theft, damage or unlawful occupation.

2.	Landlord’s covenants

The Landlord covenants with the Tenant:

To insure

2.1

To insure and keep insured the Building and all additions to the Building against loss or damage by the Insured Risks with an insurer of repute subject to such exclusions, conditions and uninsured excesses as the insurer may reasonably apply in a sum equal to:

(a)

the Landlord’s proper opinion of the full cost of reinstatement (taking into account receipt by the Landlord of any appropriate notification from the Tenant pursuant to Schedule 3 paragraph 17) including architects’, surveyors’ and consultants’ fees and the cost of removing all debris (excluding contents and stock debris) from the site of the Building and other incidental expenses;

(b)	three years’ loss of the rent first reserved by this Lease and Service Charge. To reinstate

2.2

Subject to paragraph 2.3 to cause all money received by virtue of such insurance (other than sums received for loss of rent) to be laid out in clearing the site and reinstating the Building or the Premises (as the case may be) and to make good any shortfall out of its own moneys save to the extent that any such shortfall shall arise due to the failure of the Tenant to comply with its covenants contained in Schedule 3 paragraph 17 and/or paragraphs 1.2 and/or 1.8 of this Schedule.

2.3	The Landlord’s obligation under this covenant shall cease if:

(a)	the insurance shall be rendered void by reason of any act or default of the Tenant or any person deriving title under the Tenant or their respective agents, servants or licensees; and/or

(b)	this Lease shall be determined in accordance with paragraph 5 of this Schedule.

2.4	Nothing in Schedule 8 shall impose on the Landlord any liability to make good damage caused by an Insured Risk.

OTHER PROVISIONS

3.	Landlord an insurance company

3.1

If at any time and so long as the Landlord (here meaning The Prudential Assurance Company Limited only) or a Group Company of the Landlord is an insurance company the Landlord may carry the risk referred to in paragraph 2.1 itself in which case:

(a)

the Landlord shall be deemed to have effected an insurance policy on terms (and subject to such exclusions, conditions and uninsured excesses) equivalent to those quoted by it or the Group Company from time to time when underwriting similar business;

(b)

the Landlord shall be deemed to have expended from time to time such premiums as it would have charged for insuring and keeping insured the Building and rent in accordance with this Lease as if such insurance had been effected by a single tenant of the whole of the Building (let as a whole) with the Landlord (as insurer); and

(c)

all the provisions of this Lease which relate to insurance (including, but without limitation, the provisions for reinstatement and making up of any shortfall in the insurance moneys) shall apply mutatis mutandis where the Landlord carries the risk as if the Landlord had effected a policy with an independent insurer.

4.	Suspension of Rent

4.1

The provisions of paragraph 4.2 shall apply if the Building or any part of it shall at any time during the Term be so damaged by any of the Insured Risks as to render the Premises or any part of them unfit for occupation or use (but shall not apply if no insurance moneys shall be payable owing to the act or default of the Tenant or any person deriving title under the Tenant or their respective agents, employees or licensees).

4.2

If paragraph 4.1 applies the rent first reserved by this Lease and the Service Charge or a fair proportion of them according to the nature and extent of the damage sustained shall be suspended and cease to be payable until either the Building or the Premises as the case may be shall have been reinstated and made fit for occupation or use (excluding fitting out and replacement of contents) or if earlier until the expiry of three years from the date of such damage.

4.3

In the event of dispute as to the amount or duration of the rent to be abated such dispute shall be settled by a single arbitrator to be appointed by the President for the time being of the Royal Institution of Chartered Surveyors.

5.	Options to determine

5.1

If the Building or a substantial part of it (whether including the Premises or not) is destroyed or damaged by any of the Insured Risks then this Lease may at the option of the Landlord be determined by the Landlord giving to the Tenant not less than six months’ notice (such notice to be given within 12 months after such destruction or damage).

5.2

If for any reason outside the control of the Landlord it shall prove impossible to commence rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks then the Landlord may by notice to the Tenant determine this Lease and upon receipt by the Tenant of such notice the Term shall cease and determine.

5.3

if either the Landlord has not commenced rebuilding work on site within two years of the date of such damage or destruction by any of the Insured Risks or the Landlord has not completed reinstatement of the Building within two years and six months of such date then in either event this Lease may at the option of the Tenant be determined by the Tenant giving to the Landlord not less than six months’ notice and upon the expiration of such notice the Term shall cease and determine but if by the expiration of such notice the Building has been reinstated the notice shall become void and this Lease shall continue in full force and effect.

5.4	If this Lease is determined pursuant to paragraph 5.1, 5.2 or 5.3 the Landlord shall be entitled to retain the whole of the insurance moneys for its absolute use and benefit.

SCHEDULE 8

Part A

Service Charge Provisions

1.	Tenant’s liability to pay Service Charge

1.1	The Tenant shall pay to the Landlord the Service Charge.

1.2

The Service Charge is such proportion of the Landlord’s Costs as the Landlord reasonably deems fair and attributable to the Premises in any service charge period beginning or ending during the Term, but without affecting the general operation of the Landlord’s discretion:

(a)

the proportion shall be calculated primarily on a comparison for the time being of the Net Internal Area of the Premises with the Net Internal Area of the Building (excluding however the Net Internal Area of the Management Premises); but

(b)

in the event of such comparison being inappropriate having regard to the nature of the expenditure (or item of expenditure) incurred or the premises in or upon the Building which benefit from it or otherwise the Landlord shall be at liberty in its discretion to adopt such other method of calculation of the proportion of such expenditure to be attributed to the Premises as shall be fair and reasonable in the circumstances (including if appropriate the attribution of the whole of such expenditure to the Premises).

1.3

The Landlord’s Costs are the costs and expenses properly incurred by the Landlord of and incidental to the provision of the Services in or with respect to any service charge period beginning or ending during the Term.

1.4	The Services are itemised in Parts B and C of this Schedule.

1.5	The Landlord’s Costs, the Service Charge and the provision of the Services shall be calculated and dealt with in accordance with the provisions of this Schedule.

2.	Advance payments on preliminary basis

2.1

The Service Charge shall be discharged by means of advance payments to be made on each of the usual quarter days in every year and also by such additional payments as may be required under paragraphs 3 and 4.

2.2

The amount of each advance payment shall be equal to the last advance payment or shall otherwise be such amount as the Landlord may reasonably determine as likely to be equal in the aggregate to the Service Charge for the relevant service charge period and which is notified to the Tenant at or before the time when the demand for an advance payment is made and the advance payment for the service charge period current at the date of this Lease shall be £ 26,969.25 per quarter.

2.3

For the purposes of this Schedule “service charge period” means the period of 12 months from 1 October to 30 September in each year (or such other appropriate period of more or less than 12 months as the Landlord may from time to time reasonably determine).

2.4	The Service Charge shall be deemed to accrue on a day-to-day basis in order to ascertain yearly rates and for the purposes of apportionment in relation to periods of other than one year.

3.	Landlord’s Costs accounts and Service Charge adjustments

3.1

The Landlord shall as soon as may be practicable after the end of each service charge period submit to the Tenant a statement duly certified by the Landlord, the Landlord’s Surveyor. or the Landlord’s managing agents (or audited by the Landlord’s auditors if the Landlord so decides) giving a proper summary of the Landlord’s Costs and the calculation of the Service Charge for the service charge period just ended and the provisions in this Lease as to the giving of notices apply to the submission of the statement.

3.2

if the Service Charge as certified shall be more or less than the total of the advance payments (or the grossed-up equivalent of such payments if made for any period of less than the service charge period) then any sum due to or payable by the Landlord by way of adjustment in respect of the Service Charge shall forthwith become due and be paid or allowed as the case may be.

3.3	The provisions of this paragraph 3 shall continue to apply notwithstanding the expiry or earlier determination of this Lease in respect of any service charge period then current.

3.4

The Tenant may within 28 days after the submission of a certified statement under paragraph 3.1 (time being of the essence) challenge it on the ground that it contains errors or is otherwise incorrectly drawn by giving to the Landlord notice to that effect but only if it has first made payment of the full amount of any Service Charge that the statement shows as due from the Tenant and if so:

(a)	the Landlord and the Tenant shall endeavour to resolve the relevant issue but if they cannot do so;

(b)	the issue in dispute shall be referred to the determination of an independent expert and the provisions in this Lease relating to expert determination proceedings shall apply;

(c)

such adjustments to the statement as may be required to be made in consequence of the determination of the expert shall be made and any sum due to or payable by the Landlord shall forthwith be paid or allowed as the case may be;

(d)	Base Rate Interest shall be paid or allowed in respect of the period during which the relevant amount has been underpaid or overpaid;

but if not the Tenant’s right of challenge to that certified statement shall lapse.

3.5	The Tenant shall be entitled during the period of six months commencing on the submission of the statement under paragraph 3.1 to:

(a)	inspect the service charge invoices and vouchers of the Landlord at such location as the Landlord may reasonably appoint for the purpose during normal working hours on weekdays; and

(b)	at the Tenant’s expense take copies of them.

4.	Exceptional expenditure

4.1

If funds collected by way of advance payments towards Landlord’s Costs prove insufficient to meet an immediate liability (and there is no reserve fund available or which may be applied to meet the liability) and the cause of the insufficiency is not that any Lettable Areas are or have been vacant or that a tenant or occupier has defaulted in payment of his proportion of the Landlord’s Costs, the Landlord shall be entitled to advance moneys (or borrow moneys for the purpose from reputable banks) at commercially competitive rates of interest and interest payable on the advance or the borrowing shall be recoverable as an item of the Landlord’s Costs.

4.2	Where the Landlord carries out major works of repair, maintenance and decoration or replaces major items of plant or machinery it may:

(a)	at its discretion apportion the Landlord’s Costs in respect of the relevant expenditure over more than one service charge period; and

(b)	include in the Landlord’s Costs Base Rate Interest on the part of the expenditure to be recovered in later service charge periods.

5.	Landlord’s protection provisions

The Tenant shall not be entitled to object to the Landlord’s Costs (or any item comprised in it) or otherwise on any of the following grounds:

5.1

the inclusion in a subsequent service charge period of any item of expenditure or liability omitted from the Landlord’s Costs for any earlier service charge period so long as the Landlord has acted in good faith;

5.2	an item of Landlord’s Costs included at a proper cost might have been provided or performed at a lower cost; or

5.3

disagreement with any estimate of future expenditure for which the Landlord requires to make provision so long as the Landlord has acted reasonably and in good faith and in the absence of manifest error; or

5.4	the manner in which the Landlord exercises its discretion in providing Services so long as the Landlord acts in good faith and in accordance with the principles of good estate management; or

5.5	the employment of managing agents to carry out and provide on the Landlord’s behalf any of the Services; or

5.6	the employment of a Group Company to carry out and provide on the Landlord’s behalf any of the Services;

PROVIDED that the Landlord uses all reasonable endeavours to ensure that the Services are carried out in as efficient and cost effective manner as is reasonably practicable.

6.	Vacant parts of the Building and actions by the Landlord

6.1

The Service Charge shall not be increased or altered by reason only that at any relevant time any Lettable Areas of the Building may be vacant or be occupied by the Landlord or that any tenant or other occupier of another part of the Building may default in payment of his proportion of the Landlord’s Costs.

6.2	Subject to paragraph 6.1 it is the intention that the Landlord should recover the whole of the Landlord’s costs from the Tenant and other tenants and occupiers of the Building.

6.3

If the Landlord recovers moneys in exercise of its powers referred to in paragraph 0 representing expenditure which has been or which would otherwise fall to be included in the Landlord’s Costs the Landlord shall set off or credit such moneys against the Landlord’s Costs accordingly.

7.	Landlord’s Costs to exclude tenants’ liabilities

There shall be excluded from the items comprising the Landlord’s Costs any liability or expense for which the Tenant or other tenants or occupiers of the Building may individually be responsible under the terms of the tenancy or other arrangement by which they use.or occupy the Building.

8.	Management charges

The Landlord shall be entitled to include in the Landlord’s costs:

8.1

a reasonable fee for the provision of Services, which shall include the reasonable and proper fees for employing managing agents for the carrying out and provision of Services but shall exclude any charge for the collection of rent; and

8.2	any reasonable and proper cost of the accountants, auditors or surveyors for auditing or certifying the Landlord’s Costs or providing other similar services in connection with the Landlord’s Costs.

9.	The Landlord’s obligation to provide services

9.1	Subject to the payment of the Service Charge by the Tenant in the manner and at the times required under this Lease and to the following provisions of this paragraph 9 the Landlord:

(a)	shall use its best endeavours to provide the Services itemised in Part B of this Schedule during Normal Working Hours and at such additional times as the Tenant may request; and

(b)	may provide the Services itemised in Part C of this Schedule.

9.2

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule to the extent that the Landlord is prevented from doing so by Insured Risks and other such perils, accident, strikes, lockouts of workmen or other cause beyond the Landlord’s reasonable control.

9.3

The Landlord shall not be liable to the Tenant for failure to provide any Services in this Schedule that it is obliged to do unless the Landlord has had written notice of and a reasonable period in which to remedy the failure.

9.4	The Landlord shall not be liable to the Tenant for any loss, damage or inconvenience which may be caused by reason of:

(a)	temporary interruption of services during periods of inspection, maintenance, repair and renewal;

(b)	temporary interruption of services during the course of building works;

(c)

the breakdown, failure, stoppage, leaking, bursting or defect of any hot or cold water, sanitary, ventilation, extraction plant and machinery or of soil, gas, water or electricity or other plant and machinery or of the Common Media or the Conducting Media in the Premises, the Building or neighbouring or adjoining property.

9.5

The Landlord shall not be under any obligation to the Tenant to continue the provision of the Services specified in Part C of this Schedule and may in its absolute discretion vary, extend, alter or add to the Services in Parts B and C if the Landlord considers that by so doing the interests of the occupiers of the Building as a class will be better served, the amenities in the Building may be improved and/or the management of the Building may be more efficiently conducted.

9.6	The Landlord shall not be concerned in the administration and collection of or accounting for the Service Charge on an assignment of this Lease and accordingly the Landlord shall:

(a)	not be required to make any apportionment relative to the assignment; and

(b)

be entitled to deal exclusively with the Tenant in whom this Lease is for the time being vested (and for this purpose in disregard of any assignment which has not been registered in accordance with Schedule 3 paragraph 24).

Part B

Mandatory services and heads of charge

10.	Common Parts

10.1	The cleaning, lighting and maintenance of the Common Parts.

10.2	The payment of any Outgoings in respect of the Common Parts.

10.3	Keeping the Common Parts clear of all rubbish.

10.4	The cleaning and clearing of Conducting Media.

10.5

The cleaning of all windows which do not form part of any Lettable Area and the external faces of all windows which although forming part of a Lettable Area give on to the Common Parts or form part of the exterior of the Building.

11.	Repairs

11.1

The repair, decoration, inspection, maintenance, renewal, replacement, resurfacing, washing down, cleaning and upkeep of the Main Structure (without prejudice to the Tenant’s responsibility for maintaining doors and windows and paragraph 18.4 of this Schedule) and the Common Parts, the Conducting Media, Common Media and other common service facilities and of plant, equipment and tools and utensils serving or used in the Building.

11.2

Cleaning, lighting, repairing, renewing, decorating, maintaining, and rebuilding any fences, party walls, party structures, entrance ways, stairs and passages and service areas and Conducting Media and any other items which are or may be used or enjoyed in common with adjacent or neighbouring properties (whether the relevant costs and expenses are incurred by the Landlord or it is required to make a contribution to those incurred by the owners and occupiers of adjacent or neighbouring properties or by a competent authority).

12.	Heating air conditioning and ventilation and water

12.1	Heating the Building as may be appropriate in the prevailing climatic conditions and air conditioning and ventilation and providing hot water to the hot water taps in the Building.

12.2	Providing cold water to the cold water taps in the Building.

12.3

The repair, maintenance, inspection, renewal and replacement of all plant and equipment required for or in connection with the working and operation of heating air conditioning and ventilation and hot and cold water.

13.	Lifts and Escalators

13.1	The operation of a lifts’ and escalator service in the Building.

13.2	The repair, maintenance, renewal and replacement of the lifts and escalators and of all plant and equipment for or in connection with the working and operation of the lifts.

14.	Insurances

Engineering insurances for lifts, escalators, boilers, air-conditioning plant, lightning conductor equipment and all other electrical or mechanical equipment and apparatus in the Building save to the extent that the Tenant or any other tenant is responsible for effecting such insurance.

15.	Statutory requirements

Compliance with the requirements of any statute (already or in the future to be passed) or any government department, local authority, other public or competent authority or court of competent jurisdiction and of the insurers in relation to the use, occupation and enjoyment of the Building (including in relation to health and safety compliance with the proper practice recommended by all appropriate authorities).

Part C

Non-mandatory services and heads of charge

16.	Legal proceedings

16.1

Making representations which the Landlord in its discretion reasonably and properly considers should be made against or otherwise contesting the incidence of the provisions of any notice, direction, order, certificate, assessment or proposal relating to or affecting the whole or any part of the Building.

16.2	The proper costs of pursuing and enforcing any claim, and taking or defending any proceedings which the Landlord may in its discretion make take or defend:

(a)

against contractors, consultants, architects, consulting engineers and surveyors employed or engaged in connection with the construction and/or refurbishment and/or repair of the Building and/or the Premises or any other third party for the remedy of a defect repairs in or to the Building or otherwise for which they or any of them may be liable; and

(b)

for the purpose of establishing, preserving or defending any rights, amenities or facilities used or enjoyed by the tenants and occupiers of the Building or any part of it or to which they may be entitled.

17.	Employees

17.1

Employment of a facilities manager, porter, caretaker, cleaning staff, gardener or other staff for the maintenance and upkeep of and the provision of services and security in the Building including (without limitation upon the general operation of this paragraph) National Insurance and pension contributions of such employees.

17.2	The provision of uniforms, overalls and protective clothing for such employees or other staff required in connection with their duties.

17.3	The running cost of living accommodation for the facilities manager, porter or caretaker in or nearby the Building and the payment of Outgoings in respect of such accommodation.

18.	Common Parts

18.1	The provision of repair, maintenance, inspection, renewal and replacement of directional and other informative notices in the Common Parts.

18.2	The furnishing, carpeting and equipping and ornamentation of the Common Parts.

18.3	Landscaping, planting and replanting and the maintenance and upkeep of the Common Parts and of garden or grassed areas and flagpoles on or within the curtilage of the Building.

18.4	The maintenance, decoration or replacement of any door or window giving on to the Common Parts or forming part of the exterior of the Building.

19.	Management Premises

19.1	The operating costs of Management Premises.

19.2	The payment of all Outgoings in respect of Management Premises.

19.3	The payment of any rent or service charge or other costs payable by the Landlord or any deemed rents in relation to the Management Premises.

19.4	The provision, maintenance, inspection, repair and replacement of equipment, tools and utensils for the efficient management of the Services.

20.	Refuse collection

The provision of any refuse collection services or other refuse facilities.

21.	Fire fighting equipment, security and public address

21.1	The maintenance, inspection, repair and replacement of fire alarms and sprinkler systems.

21.2	The provision, maintenance, repair and replacement of ancillary fire prevention apparatus and fire fighting equipment and telephone and public address systems.

21.3	Security arrangements for entry to the Car Park.

21.4	Security arrangements for the safety of occupiers and users of the Building and their property kept in the Building.

21.5	The engagement of security officers and security services.

22.	Insurances

Such additional insurances (other than as referred to in paragraph 14 or in respect of risks the Landlord covenants to insure in accordance with Schedule 7) as the Landlord may reasonably effect in respect of or incidental to the Building, its operation and management.

SCHEDULE 9

Covenants by the Guarantor

1.	The Guarantor (if any) in consideration of the grant of this Lease (or the agreement to the assignment of this Lease as appropriate) COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Tenant shall punctually pay the rents and perform and observe the covenants and other terms of this Lease;

1.2

if the Tenant shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of this Lease, the Guarantor will pay the rents and perform or observe the covenants or terms in respect of which the Tenant shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or non-observance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Tenant or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of this Lease;

(b)	that the terms of this Lease may have been varied by agreement between the parties except where such variation is materially adverse to the Guarantor;

(c)

that the Tenant shall have surrendered part of the Premises in which event the liability of the Guarantor under this Lease shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

1.3

This guarantee is to take effect immediately on the grant (or the assignment as appropriate) of this Lease to the Tenant and is to remain in force so long as and to the extent that the Tenant is not released by law from liability for any of the covenants and other terms of this Lease.

2.

The Guarantor FURTHER COVENANTS with the Landlord that if this Lease is disclaimed or forfeited prior to any lawful assignment by the Tenant of this Lease the Landlord may within six months after the disclaimer or forfeiture by notice in writing require the Guarantor to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer or forfeiture would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer or forfeiture, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer or forfeiture, and in such case the Guarantor shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Guarantor shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If this Lease is disclaimed or forfeited and for any reason the Landlord does not require the Guarantor to accept a new lease of the Premises in accordance with paragraph 3 of this Schedule, the Guarantor shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer or forfeiture, in both cases for the period commencing with the date of such disclaimer or forfeiture and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer or forfeiture; and

(b)	the date (if any) upon which the Premises are relet.

4.	The Guarantor FURTHER COVENANTS and guarantees the obligations of the Tenant under any Authorised Guarantee Agreement entered into by the Tenant pursuant to the terms of this Lease.

5.	For the purposes of these guarantee provisions references to the Tenant are to the Tenant in relation to whom the Guarantor’s guarantee is given but not any lawful assignee of such Tenant.

SCHEDULE 10

Authorised Guarantee Agreement

1.	The Tenant in consideration of the agreement to the assignment of the Lease COVENANTS AND GUARANTEES with and to the Landlord that:

1.1	The Assignee shall punctually pay the rents and perform and observe the covenants and other terms of the Lease;

1.2

If the Assignee shall make any default in payment of the rents or in performing or observing any of the covenants or other terms of the Lease, the Tenant will pay the rents and perform and observe the covenants or terms in respect of which the Assignee shall be in default and make good to the Landlord on demand and indemnify the Landlord against all reasonable and proper losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-payment, non-performance or nonobservance notwithstanding:

(a)

any time or indulgence granted by the Landlord to the Assignee or any neglect or forbearance of the Landlord in enforcing the payment of the rents or the observance or performance of the covenants or other terms of the Lease;

(b)

that the terms of the Lease may have been varied by agreement between the parties (but subject always to s 18 Landlord and Tenant (Covenants) Act 1995) except where such variation is materially adverse to the Tenant;

(c)

that the Assignee shall have surrendered part of the Premises in which event the liability of the Tenant under this guarantee shall continue in respect of the part of the Premises not so surrendered after making any necessary apportionments under s 140 Law of Property Act 1925.

2.

The Tenant FURTHER COVENANTS with the Landlord that if the Lease is disclaimed prior to any lawful assignment by the Assignee of the Lease the Landlord may within six months after the disclaimer require the Tenant to accept a new lease of the Premises for a term equivalent to the residue which if there had been no disclaimer would have remained of the Term at the same rent and subject to the like covenants and conditions as are payable under and applicable to the tenancy immediately before the date of such disclaimer, the said new lease and the rights and liabilities thereunder to take effect as from the date of such disclaimer, and in such case the Tenant shall pay the Landlord’s costs reasonably and properly incurred by the Landlord in connection with such new lease and the Tenant shall accept such new lease accordingly and will execute and deliver to the Landlord a Counterpart thereof.

3.

If the Lease is disclaimed and for any reason the Landlord does not require the Tenant to accept a new lease of the Premises in accordance with clause 2, the Tenant shall pay to the Landlord on demand an amount equal to the difference between any money received by the Landlord for the use or occupation of the Premises less any expenditure incurred by the Landlord in connection with the Premises and the rents which would have been payable under the Lease but for such disclaimer, in both cases for the period commencing with the date of such disclaimer and ending on whichever is the earlier of the following dates:

(a)	the date six months after such disclaimer;

(b)	the end or sooner determination of the Term.

4.	Notwithstanding any of the foregoing provisions the Tenant:

(a)	shall not be required to guarantee in any way the liability for the covenants and other terms of the Lease of any person other than the Assignee: and

(b)

shall not be subject to any liability, restriction or other requirement (of whatever nature) in relation to any time after the Assignee is by law released from the covenants and other terms of the Lease.

5.	Words and expressions used herein shall have the same meaning as in the Lease.

Eversheds Sutherland (International) LLP One Wood Street London EV2V 7WS T: +44 20 7497 9797 F: +44 20 7919 4919 DX 154280 Cheapside 8 eversheds- sutherland.com

Dated:                                                          11 May                                         2021

(1)   KNIGHTSBRIDGE GREEN LIMITED

(2)   WUNDERMAN THOMPSON (UK) LIMITED

(3)   WPP GROUP (UK) LTD

(4)   BABYLON PARTNERS LIMITED

(5)   BABYLON HOLDINGS LIMITED

Licence to assign

leases dated 10 May 2002 and 16 January 2015 relating to premises known as Level 1, 1 Knightsbridge Green, London SW1

LICENCE TO ASSIGN

DATED 11 May 2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) (the “Landlord”);

(2)

WUNDERMAN THOMPSON (UK) LIMITED (incorporated and registered in England and Wales under company registration number 1660783), the registered office of which is at Greater London House, Hampstead Road, London NW1 7QP (the “Tenant”);

(3)

WPP GROUP (UK) LTD (incorporated and registered in England and Wales under company registration number 02670617), the registered office of which is at Sea Containers House, 18 Upper Ground, London SE1 9GL (the “Tenant’s Guarantor”);

(4)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Assignee”); and

(5)

BABYLON HOLDINGS LIMITED (incorporated and registered in Jersey under company registration number 115471), the registered office of which is at 31 Esplanade, St Helier, Jersey JE1 1FT (the “Assignee’s Guarantor”).

BACKGROUND:

(A)	This Licence relates to the Premises and is supplemental to the Leases.

(B)	The Landlord is now the landlord under the Lease, the Tenant remains the tenant under the Lease and the Tenant’s Guarantor remains the guarantor under the Lease.

(C)

The Landlord remains the landlord under the Reversionary Lease, the Tenant remains the tenant under the Reversionary Lease and the Tenant’s Guarantor remains the guarantor under the Reversionary Lease.

(D)	The Landlord has agreed to permit the Assignment subject to the terms contained in this Licence.

IT IS AGREED AS FOLLOWS:

1.	DEFIN ITIONS

This Licence uses the following definitions:

“1986 Act”

the Insolvency Act 1986;

“1995 Act”

the Landlord and Tenant (Covenants) Act 1995;

“Assignment”

the assignment permitted under clause 3;

“Assignment Date”

the date of the deed of assignment of the Lease and the transfer of the Reversionary Lease to the Assignee;

“Business Day”

a day (other than a Saturday, Sunday or public holiday) on which banks are usually open for business in England and Wales;

“Guaranteed Party”

the person whose obligations are guaranteed by a Guarantor;

“Guarantor”

any person who gives a guarantee to the Landlord under this Licence;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease and any document supplemental to them including but not limited to a deed of variation dated 16 January 2015 made between (1) Knightsbridge Green Limited (2) J. Walter Thompson Group Limited and (3) WPP Group (UK) Limited and a supplemental agreement and deed of variation dated the date hereof made between (1) Knightsbridge Green Limited (2) Wunderman Thompson (UK) Limited and (3) WPP Group (UK) Limited;

“Liability Period”

the period starting on the Assignment Date and ending on the date that the Assignee is released from the Tenant’s Obligations under the 1995 Act;

“Premises”

the property let by the Leases known as Level 1, 1 Knightsbridge Green, London SW1;

“Rents”

the rents reserved by the Leases;

“Rent Deposit Deed”

means a rent deposit deed in the agreed form annexed to this Licence;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Tenant’s Obligations”

the tenant’s obligations in the Leases;

“Term”

the term of the Leases including where applicable any continuation of that period under the Landlord and Tenant Act 1954.

2.	INTERPRETATION

In this Licence:

2.1	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.2	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.3	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.4	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.5	references to an Act of Parliament are to that Act of Parliament as amended from time to time and to any Act of Parliament that replaces it;

2.6	references to the parties include references to their respective successors in title; and

2.7	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Licence will be unaffected.

3.	LICENCE TO ASSIGN

The Landlord permits the Tenant to assign the Leases to the Assignee on the terms of this Licence.

4.	ASSIGNEE’S OBLIGATIONS

4.1	The Assignee must:

4.1.1	comply with all of the Tenant’s Obligations throughout the Liability Period; and

4.1.2	not occupy the Premises before the Assignment Date.

4.2	The Assignee must:

4.2.1	procure the registration of the assignment of the Reversionary Lease by HM Land Registry as soon as reasonably practicable after the Assignment Date; and

4.2.2

within one month of completion of the registration of the assignment of the Reversionary Lease, produce to the Landlord’s solicitors an official copy of the register of title showing the Assignee as the registered proprietor of the Reversionary Lease.

4.3

As a condition of the Landlord’s consent to the assignment of the Leases, the Assignee and the Landlord shall complete and enter into the Rent Deposit Deed on the Assignment Date and the Assignee shall pay to the Landlord the ‘Initial Sum’ (as defined within the Rent Deposit Deed) in cleared funds on or before the Assignment Date.

5.	TENANT’S OBLIGATIONS

5.1	The Tenant must:

5.1.1	not seek to enforce any of the landlord’s obligations under the Leases nor exercise any of the tenant’s rights under the Leases on or after the Assignment Date;

5.1.2	within seven days from the Assignment Date, give notice to the Landlord of the name and address of the party to whom future rent demands should be sent; and

5.1.3

within one month from the Assignment Date (or such other period as may be specified in the Leases), produce to the Landlord’s solicitors a certified copy of the deeds effecting the Assignment and pay any registration fee required by the Leases.

5.2

The Tenant, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Tenant will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee:

5.2.1	incorporates the provisions of Schedule 1; and

5.2.2	is an authorised guarantee agreement for the purposes of section 16 of the 1995 Act.

6.	ASSIGNEE’S GUARANTOR

6.1

The Assignee’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Assignee’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

6.2

The Assignee’s Guarantor agrees with the Landlord that, if the Landlord asks it to do so, it will give the Landlord a guarantee of any authorised guarantee agreement given to the Landlord by the Assignee on an assignment of the Leases, such guarantee to incorporate the provisions of Schedule 1.

7.	TENANT’S GUARANTOR

The Tenant’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Tenant will comply with its obligations under clause 5.2 throughout the Liability Period. If the Tenant defaults, the Tenant’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

8.	TERMINATION OF THIS LICENCE

8.1	The Landlord may terminate this Licence by written notice to the Tenant if the Assignment Date has not occurred within the period of six months starting on the date of this Licence.

8.2	Any termination of this Licence under clause 8.1 will be:

8.2.1	without prejudice to any rights or remedies of any party to this Licence in respect of or arising from any previous breach by any other party to this Licence; and

8.2.2	without liability on the part of the Landlord to refund any moneys paid in connection with this Licence.

9.	AGREEMENTS

9.1	Nothing in this Licence will:

9.1.1	be deemed to authorise any action other than expressly authorised in clause 3;

9.1.2	release or reduce any liability to the Landlord of the Tenant or any guarantor or other party to the Leases; or

9.1.3	waive or be deemed to waive any breach of the Tenant’s Obligations that may have occurred before the date of this Licence.

9.2	All sums payable by the Tenant under this Licence will be recoverable as rent in arrear in accordance with the Leases prior to the Assignment Date.

9.3

Where any sums become payable under the Leases after the Assignment Date that relate in whole or in part to the period before the Assignment Date, the Assignee will be liable for the whole of the sums payable and the Tenant will indemnify the Assignee against all sums payable to the Landlord pursuant to this clause 9.

9.4	Nothing in this Licence creates any rights benefiting any person under the Contracts (Rights of Third Parties) Act 1999.

10.	NOTICES

Any notices to be served under this Licence will be validly served if served in accordance with the notice provisions in the Leases.

11.	JURISDICTION

11.1	This Licence and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales.

11.2

Subject to clause 11.3, the courts of England and Wales have exclusive jurisdiction to determine any dispute arising out of or in connection with this Licence, including in relation to any non-contractual obligations.

11.3

Any party may seek to enforce an order of the courts of England and Wales arising out of or in connection with this Licence, including in relation to any non-contractual obligations, in any court of competent jurisdiction.

12.	LEGAL EFFECT

This Licence takes effect and binds the parties with effect from the date set out at the beginning of this Licence.

SCHEDULE 1

Guarantee

Guarantor’s obligations

1.1

The Guarantor, as primary obligor, guarantees to the Landlord that it will indemnify the Landlord against all reasonable and proper losses, costs, damages and expenses properly incurred by the Landlord by the Guaranteed Party proposing or entering into any company voluntary arrangement, scheme of arrangement or other scheme having or purporting to have the effect of impairing, compromising or releasing any or all of the obligations of the Guarantor in this Licence.

1.2

If the Landlord in its absolute discretion notifies the Guarantor within three months after the date of any disclaimer of the Reversionary Lease and (if applicable) the Lease, the Guarantor must, within ten working days, at the Landlord’s option either:

1.2.1	at the Guarantor’s own cost (including payment of the Landlord’s proper costs) accept the grant of a lease of the Premises:

(a)	for a term starting and taking effect on the date of the disclaimer of the Reversionary Lease and (if applicable) the Lease;

(b)	ending on the date when the Reversionary Lease would have ended if the disclaimer had not happened;

(c)	at the same rent (and other sums payable); and

(d)	otherwise on the same obligations and conditions in the Reversionary Lease and (if applicable) the Lease; or

1.2.2

pay the Landlord any arrears of the Rents, outgoings and any other sums payable under the Leases plus the amount equivalent to the total of those sums due that would have been payable for the period of 6 months following the disclaimer had there been no such disclaimer.

1.3

Where the guarantee has been given by the Assignee’s Guarantor, references in paragraph 1.2 to the disclaimer of the Reversionary Lease and (if applicable) the Lease will include references to the forfeiture of the Reversionary Lease and (if applicable) the Lease and the Assignee being struck off the register of companies.

1.4

If paragraph 1.2.2 applies then, on receipt of the payment in full, the Landlord must release the Guarantor from its future obligations under its guarantee (but that will not affect the Landlord’s rights in relation to any prior breaches).

1.5	The Guarantor’s liability will not be reduced or discharged by:

1.5.1	any failure for any reason to enforce in full or any delay in enforcement of, any right against, or any concession allowed to the Guaranteed Party or any third party;

1.5.2

any variation of the Leases (but subject always to section 18 of the 1995 Act) (except where such variation is materially adverse to the Guarantor and except that a surrender of part will end the Guarantor’s future liability in respect of the surrendered part);

1.5.3	any right to set-off or counterclaim that the Guaranteed Party or the Guarantor may have;

1.5.4	any death, incapacity, disability or change in the constitution or status of any party to this Licence or of any other person who is liable for the performance of the Tenant’s Obligations;

1.5.5	any amalgamation or merger by any party with any other person, any restructuring or the acquisition of the whole or any part of the assets or undertaking of any party by any other person;

1.5.6	the existence or occurrence of any matter referred to in paragraph 1.6; or

1.5.7	anything else other than a release by the Landlord by deed.

1.6	The matters referred to in paragraph 1.5.6 are:

1.6.1

any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Guaranteed Party or the Guaranteed Party enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

1.6.2	the Guaranteed Party is a company or a limited liability partnership:

(a)	the Guaranteed Party enters into liquidation within the meaning of section 247 of the 1986 Act;

(b)	the Guaranteed Party is wound up or a petition for winding up is presented against the Guaranteed Party that is not dismissed or withdrawn within 7 days of being presented;

(c)	a meeting of the Guaranteed Party’s creditors or any of them is summoned under Part I of the 1986 Act;

(d)	a moratorium in respect of the Guaranteed Party comes into force under section 1(A) of and schedule A1 to the 1986 Act;

(e)	an administrator is appointed to the Guaranteed Party; or

(f)	the Guaranteed Party is struck off the register of companies;

1.6.3	the Guaranteed Party is a partnership, it is subject to an event similar to any listed in paragraph 1.6.2 with appropriate modifications so as to relate to a partnership;

1.6.4	if the Guaranteed Party is an individual:

(a)	a receiving order is made against the Guaranteed Party;

(b)	an interim receiver is appointed over or in relation to the Guaranteed Party’s property;

(c)	the Guaranteed Party makes an application to be declared bankrupt, the Guaranteed Party is the subject of a bankruptcy petition or the Guaranteed Party becomes bankrupt;

(d)	the Guaranteed Party applies for or becomes subject to a debt relief order or the Guaranteed Party proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Guaranteed Party under Part VIII of the 1986 Act or the Guaranteed Party otherwise proposes an individual voluntary arrangement;

1.6.5	any event similar to any listed in paragraphs 1.6.1 to 1.6.4 occurs in any jurisdiction (whether it be England and Wales, or elsewhere); and

1.6.6	any event similar to any listed in paragraphs 1.6.1 to 1.6.5 occurs in relation to the Guarantor.

1.7

The Guarantor must not claim in competition with the Landlord in the insolvency of the Guaranteed Party and must not take any security, indemnity or guarantee from the Guaranteed Party in respect of the Tenant’s Obligations.

1.8	Nothing in this paragraph 1 may impose any liability on the Guarantor that exceeds the liability that it would have had were it the tenant of the Leases.

RENT DEPOSIT DEED

Dated:	2021

(1)	Knightsbridge Green Limited

(2)	Babylon Partners Limited

Rent deposit deed

Relating to leases of premises known as Level 1, 1 Knightsbridge Green, London SW1

CONTENTS

RENT DEPOSIT DEED

THIS RENT DEPOSIT DEED is made on 2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) and any Successor (the “Landlord”); and

(2)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Tenant”).

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Deed uses the following definitions:

“Bank”

any bank that the Landlord may nominate;

“Covenants”

the tenant’s obligations and conditions contained in the Leases;

“Deposit”

eight hundred and forty eight thousand two hundred and fifty eight pounds and forty pence (£848,258.40) ) being an amount equivalent to 12 months’ annual rent payable under the Leases plus an amount equivalent to VAT to be paid by the Tenant to the Landlord in two tranches as follows:

(i)	£424,129.20 to be paid to the Landlord by the Tenant on the date of this Deed; (“the Initial Sum”) and

(ii)	£424,129.20 to be paid to the Landlord by the Tenant on or before 1 September 2021;

“Deposit Account”

a separate interest-bearing deposit account opened with the Bank;

“Deposit Balance”

the balance from time to time standing to the credit of the Deposit Account;

“Disposal”

the transfer of the Landlord’s interest in the Premises or the grant of a lease out of that interest that takes effect subject to the terms of the Leases;

CONTENTS

“Event of Default”

one or more of the following events:

(a)	the disclaimer of the Leases by the Crown or by a liquidator or trustee in bankruptcy of the Tenant;

(b)	if the Tenant is a company, the Tenant is struck off the register of companies or otherwise ceases to exist; and

(c)	the forfeiture of the Leases;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease;

“Minimum Balance”

£424,129.20 until and including 31 August 2021 and, thereafter, £848,258.40 but provided that, subject to clause 6.2, the Minimum Balance from the Release Date shall be £424,129.20;

“Premises”

the premises known as Level 1, 1 Knightsbridge Green, London SW1 described in more detail in the Leases;

“Release Date”

subject to clause 6.2, 28 March 2024;

“Repayment Date”

the earlier of:

(a)	the date on which the Tenant lawfully assigns the Leases;

(b)	the first date on which the following conditions are satisfied:

(i)	the Reversionary Lease has come to an end, other than by an Event of Default; and

(ii)	the Tenant gives back the Premises with vacant possession;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

CONTENTS

“Secured Liabilities”

the payment of all sums required for one or more of the following:

(a)	to make good any loss or damage to the Landlord arising from any breach by the Tenant of the Covenants;

(b)

to make good any loss or damage to the Landlord arising from an Event of Default, including any sums for which the Landlord is entitled to prove in the winding up or bankruptcy of the Tenant whether or not following a disclaimer of the Leases; and

“Successor”

the person who becomes the immediate landlord of the Tenant following a Disposal.

2.	INTERPRETATION

In this Deed:

2.1	“notify”, “notifies” or “notifying” means notify or notifying in writing;

2.2	“VAT” has the meaning given to it in the Leases;

2.3	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.4	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.5	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.6	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.7	“includes”, “including” and similar words are used without limitation or qualification to the subject matter of the relevant provision; and

2.8	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Deed will be unaffected.

3.	DEPOSIT ACCOUNT

3.1

If it has not already done so, the Landlord must open the Deposit Account as soon as reasonably practicable after the date of this Deed and, in any event, within 3 working days of completion of this Deed.

3.2

The Tenant must provide all information about the Tenant required by the Bank to open and maintain the Deposit Account including any details of the directors and shareholders of the Tenant and evidence of their identity required by the Bank.

3.3

The Bank’s costs for opening and operating the Deposit Account will be deducted from any interest earned on the Deposit Account and any balance of those costs must be paid by the Tenant within 10 working days of demand.

CONTENTS

4.	CHARGE

4.1

The Landlord acknowledges receipt of the Initial Sum in respect of the Deposit from the Tenant and must pay it into the Deposit Account within 5 working days of completion of this Deed. The Landlord shall provide to the Tenant details of the Deposit Account within 2 working days thereafter.

4.2

The Tenant must pay the balance of the Deposit in the sum of £424,129.20 to the Landlord on or before 1 September 2021 to be held on the terms of this Deed and so that each tranche of the Deposit paid by the Tenant is charged to the Landlord by way of first fixed charge.

4.3	The Tenant must pay and discharge the Secured Liabilities on demand when they are due to the Landlord.

4.4	The Tenant with full title guarantee and as continuing security for the Secured Liabilities charges the Deposit Balance by way of first fixed charge to the Landlord.

4.5

The charge created by clause 4.4 is a “a charge in favour of a landlord on a cash deposit given as security in connection with the lease of land” for the purposes of section 859A(6)(a) Companies Act 2006.

4.6	The Tenant warrants to the Landlord that:

4.6.1

no person having any charge or other form of security over the assets of the Tenant is required to consent to the Tenant entering into this Deed or has the benefit of any covenant preventing the Tenant entering into this Deed; and

4.6.2	the Deposit is, and any further sums paid into the Deposit Account will be, free from any charge, lien or incumbrance in favour of any third party, whether legal or equitable.

4.7	The Tenant must not create any other legal or equitable charge (whether fixed or floating), lien or encumbrance over the Deposit Balance ranking in priority to the security created by this Deed.

4.8

The Tenant must promptly and at its own cost execute any document and take any action that the Landlord at any time reasonably requires in order to protect and preserve the security created by this Deed and for the priority of that security.

4.9	The security created by this Deed is in addition to and is not to merge with, prejudice or affect any other security interest of the Landlord in relation to the Tenant.

5.	DEPOSIT BALANCE

5.1	The Landlord acknowledges that:

5.1.1	the Deposit Balance is and remains beneficially the property of the Tenant subject to the charge created by clause 4.4 and the Bank has been notified in writing of this fact; and

5.1.2	it must not make any withdrawals from the Deposit Account except on the terms of this Deed.

CONTENTS

5.2	The Tenant acknowledges that the Landlord is entitled to make withdrawals from the Deposit Account on the terms of this Deed and that any money so withdrawn will become the property of the Landlord.

5.3

The Landlord may notify the Tenant that the Deposit Balance is to be reduced by such sum as may be specified to settle any of the Secured Liabilities. If the Tenant does not pay to the Landlord the sums specified within 10 working days after being notified, the Landlord may withdraw those sums from the Deposit Account.

5.4	The Tenant must pay to the Landlord on demand such further sums as may be required to ensure that the Deposit Balance is at all times equal to the Minimum Balance.

5.5	The Landlord must pay any sums received from the Tenant under clause 5.4 into the Deposit Account within 2 working days of receipt and they will form part of the Deposit Balance.

5.6	Interest earned on the Deposit Account must be credited to the Deposit Account. It will form part of the Deposit Balance until paid to the Tenant in accordance with clause 6.

6.	RELEASE DATE

6.1

Subject to clause 6.2 and clause 6.3, on the Release Date, the Landlord will pay to the Tenant the amount by which the Deposit Balance (after deducting any outstanding Secured Liabilities at the Release Date) exceeds the Minimum Balance (“the Release Date Repayment”).

6.2	This clause 6 will cease to apply in the case of an Event of Default.

6.3	If, at the Release Date, the Tenant is in arrears for any part of the yearly rent payable under the Leases, or there are any outstanding material breaches by the Tenant of the Covenants, the Landlord:

6.3.1	will not be required to pay the Release Date Repayment to the Tenant on the Release Date;

6.3.2

shall notify the Tenant that it will not be releasing the Release Date Repayment to the Tenant in writing within 5 working days of the Release Date together with details of the arrears or the material breach of the Covenants; and

6.3.3

shall, within 10 working days of the arrears being settled and/or material breach of the Covenants being remedied by the Tenant (as the case may be), pay to the Tenant the amount by which the Deposit Balance at that date (after deducting any outstanding Secured Liabilities at that date) exceeds the Minimum Balance.

7.	REPAYMENT OF THE DEPOSIT BALANCE

7.1	Within 10 working days after the Repayment Date, the Landlord must pay to the Tenant an amount equal to the Deposit Balance on that date and any interest up to that date but after deducting:

7.1.1	any outstanding Secured Liabilities at the Repayment Date; and

7.1.2	any outstanding costs of the Bank, including any costs payable on the closure of the Deposit Account.

7.2	If any Secured Liabilities are due at the Repayment Date but are unquantified at this date:

CONTENTS

7.2.1	the Landlord may deduct from the sums payable under clause 7.1 an amount equal to the Landlord’s reasonable estimate, to be made in good faith, of those Secured Liabilities;

7.2.2	any sums so deducted must be held in the Deposit Account on the terms of this Deed until the relevant Secured Liabilities have been quantified;

7.2.3	the Landlord must quantify the relevant Secured Liabilities as soon as reasonably practicable; and

7.2.4

when the relevant Secured Liabilities have been quantified, the Landlord must deduct the amount of those Secured Liabilities from the Deposit Account and must pay any credit balance on the Deposit Account to the Tenant within 10 working days of the Secured Liabilities having been quantified.

7.3	Following the repayment of the whole of the Deposit Balance, the Landlord must close the Deposit Account.

8.	DISPOSALS

8.1	Following a Disposal the Landlord must:

8.1.1	notify the Tenant of the name and address of its Successor; and

8.1.2	either:

(a)	give a mandate to the Bank authorising the Bank to accept its Successor as the signatory to the Deposit Account and the person entitled to operate the Deposit Account; or

(b)

procure that the Successor opens a new Deposit Account and credits an amount equivalent to the Deposit Balance to it within 5 working days of receipt and gives details to the Tenant of the new Deposit Account within 5 working days thereafter, such Deposit Balance to be held on the terms of this Deed.

8.2	Subject to the Landlord complying with clause 8.1, the Landlord making the Disposal will not be liable for any breach of its obligations in this Deed arising after the date of the Disposal.

9.	LEGAL EFFECT

This Deed is supplemental to the Leases. A breach of the terms of this Deed will be treated as a breach of the terms of the Leases and the Landlord will have the same rights and remedies in respect of that breach as it would have in respect of a breach of the terms of the Leases, including for the payment of interest on payments that are due under this Deed that are not paid within 10 working days of demand.

CONTENTS

This document is executed as a deed and delivered on the date stated at the beginning of this document.

CONTENTS

Executed as a deed by LIMITED KNIGHTSBRIDGE GREEN LIMITED a company incorporated in the BRITISH VIRGIN ISLANDS acting by QAZI HANNAN BHATTI who, in accordance is with the	) ) ) ) ) ) )	KNIGHTSBRIDGE GREEN Signature in the name of the) company
laws of that territory, acting under the authority of that company	) ) )	Signature in the name of the) company
In the presence of: Signature of Witness: Name of Witness: Address of Witness:
Executed as a deed by = BABYLON PARTNERS LIMITED Acting by one directors in	) ) )	Signature of director
In the presence of: Signature of Witness: Name of Witness: Address of Witness:

CONTENTS

Executed as a deed by WUNDERMAN THOMPSON (UK) LIMITED Acting by one directors in The presence of	) ) ) ) ) )	Signature of director
In the presence of: Signature of Witness: ***	) ) ) )
Executed as a deed by = WPP GROUP (UK) LTD acting by one directors in the presence of:
In the presence of:	) ) )	Signature of director
Signature of Witness:

***

Eversheds Sutherland (International) LLP One Wood Street London EV2V 7WS T: +44 20 7497 9797 F: +44 20 7919 4919 DX 154280 Cheapside 8 eversheds-sutherland.com

Dated:	11 May	2021

(1)	KNIGHTSBRIDGE GREEN LIMITED

(2)	WUNDERMAN THOMPSON (UK) LIMITED

(3)	WPP GROUP (UK) LTD

(4)	BABYLON PARTNERS LIMITED

(5)	BABYLON HOLDINGS LIMITED

Licence to assign

leases dated 10 May 2002 and 16 January 2015 relating to premises known as Level 2, 1 Knightsbridge Green, London SW1

LICENCE TO ASSIGN

DATED            11 May 2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) (the “Landlord”);

(2)

WUNDERMAN THOMPSON (UK) LIMITED (incorporated and registered in England and Wales under company registration number 1660783), the registered office of which is at Greater London House, Hampstead Road, London NW1 7QP (the “Tenant”);

(3)

WPP GROUP (UK) LTD (incorporated and registered in England and Wales under company registration number 02670617), the registered office of which is at Sea Containers House, 18 Upper Ground, London SE1 9GL (the “Tenant’s Guarantor”);

(4)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Assignee”); and

(5)

BABYLON HOLDINGS LIMITED (incorporated and registered in Jersey under company registration number 115471), the registered office of which is at 31 Esplanade, St Helier, Jersey JE1 1FT (the “Assignee’s Guarantor”).

BACKGROUND:

(A)	This Licence relates to the Premises and is supplemental to the Leases.

(B)	The Landlord is now the landlord under the Lease, the Tenant remains the tenant under the Lease and the Tenant’s Guarantor remains the guarantor under the Lease.

(C)

The Landlord remains the landlord under the Reversionary Lease, the Tenant remains the tenant under the Reversionary Lease and the Tenant’s Guarantor remains the guarantor under the Reversionary Lease.

(D)	The Landlord has agreed to permit the Assignment subject to the terms contained in this Licence.

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Licence uses the following definitions:

“1986 Act”

the Insolvency Act 1986;

“1995 Act”

the Landlord and Tenant (Covenants) Act 1995;

“Assignment”

the assignment permitted under clause 3;

“Assignment Date”

the date of the deed of assignment of the Lease and the transfer of the Reversionary Lease to the Assignee;

“Business Day”

a day (other than a Saturday, Sunday or public holiday) on which banks are usually open for business in England and Wales;

“Guaranteed Party”

the person whose obligations are guaranteed by a Guarantor;

“Guarantor”

any person who gives a guarantee to the Landlord under this Licence;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease and any document supplemental to them including but not limited to a deed of variation dated 16 January 2015 made between (1) Knightsbridge Green Limited (2) J. Walter Thompson Group Limited and (3) WPP Group (UK) Limited and a supplemental agreement and deed of variation dated the date hereof made between (1) Knightsbridge Green Limited (2) Wunderman Thompson (UK) Limited and (3) WPP Group (UK) Limited;

“Liability Period”

the period starting on the Assignment Date and ending on the date that the Assignee is released from the Tenant’s Obligations under the 1995 Act;

“Premises”

the property let by the Leases known as Level 2, 1 Knightsbridge Green, London SW1;

“Rents”

the rents reserved by the Leases;

“Rent Deposit Deed”

means a rent deposit deed in the agreed form annexed to this Licence;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Tenant’s Obligations”

the tenant’s obligations in the Leases;

“Term”

the term of the Leases including where applicable any continuation of that period under the Landlord and Tenant Act 1954.

2.	INTERPRETATION

In this Licence:

2.1	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.2	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.3	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.4	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.5	references to an Act of Parliament are to that Act of Parliament as amended from time to time and to any Act of Parliament that replaces it;

2.6	references to the parties include references to their respective successors in title; and

2.7	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Licence will be unaffected.

3.	LICENCE TO ASSIGN

The Landlord permits the Tenant to assign the Leases to the Assignee on the terms of this Licence.

4.	ASSIGNEE’S OBLIGATIONS

4.1	The Assignee must:

4.1.1	comply with all of the Tenant’s Obligations throughout the Liability Period; and

4.1.2	not occupy the Premises before the Assignment Date.

4.2	The Assignee must:

4.2.1	procure the registration of the assignment of the Reversionary Lease by HM Land Registry as soon as reasonably practicable after the Assignment Date; and

4.2.2

within one month of completion of the registration of the assignment of the Reversionary Lease, produce to the Landlord’s solicitors an official copy of the register of title showing the Assignee as the registered proprietor of the Reversionary Lease.

4.3

As a condition of the Landlord’s consent to the assignment of the Leases, the Assignee and the Landlord shall complete and enter into the Rent Deposit Deed on the Assignment Date and the Assignee shall pay to the Landlord the ‘Initial Sum’ (as defined within the Rent Deposit Deed) in cleared funds on or before the Assignment Date.

5.	TENANT’S OBLIGATIONS

5.1	The Tenant must:

5.1.1	not seek to enforce any of the landlord’s obligations under the Leases nor exercise any of the tenant’s rights under the Leases on or after the Assignment Date;

5.1.2	within seven days from the Assignment Date, give notice to the Landlord of the name and address of the party to whom future rent demands should be sent; and

5.1.3

within one month from the Assignment Date (or such other period as may be specified in the Leases), produce to the Landlord’s solicitors a certified copy of the deeds effecting the Assignment and pay any registration fee required by the Leases.

5.2

The Tenant, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Tenant will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee:

5.2.1	incorporates the provisions of Schedule 1; and

5.2.2	is an authorised guarantee agreement for the purposes of section 16 of the 1995 Act.

6.	ASSIGNEE’S GUARANTOR

6.1

The Assignee’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Assignee’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

6.2

The Assignee’s Guarantor agrees with the Landlord that, if the Landlord asks it to do so, it will give the Landlord a guarantee of any authorised guarantee agreement given to the Landlord by the Assignee on an assignment of the Leases, such guarantee to incorporate the provisions of Schedule 1.

7.	TENANT’S GUARANTOR

The Tenant’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Tenant will comply with its obligations under clause 5.2 throughout the Liability Period. If the Tenant defaults, the Tenant’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

8.	TERMINATION OF THIS LICENCE

8.1	The Landlord may terminate this Licence by written notice to the Tenant if the Assignment Date has not occurred within the period of six months starting on the date of this Licence.

8.2	Any termination of this Licence under clause 8.1 will be:

8.2.1	without prejudice to any rights or remedies of any party to this Licence in respect of or arising from any previous breach by any other party to this Licence; and

8.2.2	without liability on the part of the Landlord to refund any moneys paid in connection with this Licence.

9.	AGREEMENTS

9.1	Nothing in this Licence will:

9.1.1	be deemed to authorise any action other than expressly authorised in clause 3;

9.1.2	release or reduce any liability to the Landlord of the Tenant or any guarantor or other party to the Leases; or

9.1.3	waive or be deemed to waive any breach of the Tenant’s Obligations that may have occurred before the date of this Licence.

9.2	All sums payable by the Tenant under this Licence will be recoverable as rent in arrear in accordance with the Leases prior to the Assignment Date.

9.3

Where any sums become payable under the Leases after the Assignment Date that relate in whole or in part to the period before the Assignment Date, the Assignee will be liable for the whole of the sums payable and the Tenant will indemnify the Assignee against all sums payable to the Landlord pursuant to this clause 9.

9.4	Nothing in this Licence creates any rights benefiting any person under the Contracts (Rights of Third Parties) Act 1999.

10.	NOTICES

Any notices to be served under this Licence will be validly served if served in accordance with the notice provisions in the Leases.

11.	JURISDICTION

11.1	This Licence and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales.

11.2

Subject to clause 11.3, the courts of England and Wales have exclusive jurisdiction to determine any dispute arising out of or in connection with this Licence, including in relation to any non-contractual obligations.

11.3

Any party may seek to enforce an order of the courts of England and Wales arising out of or in connection with this Licence, including in relation to any non-contractual obligations, in any court of competent jurisdiction.

12.	LEGAL EFFECT

This Licence takes effect and binds the parties with effect from the date set out at the beginning of this Licence.

SCHEDULE 1

Guarantee

1.	Guarantor’s obligations

1.1

The Guarantor, as primary obligor, guarantees to the Landlord that it will indemnify the Landlord against all reasonable and proper losses, costs, damages and expenses properly incurred by the Landlord by the Guaranteed Party proposing or entering into any company voluntary arrangement, scheme of arrangement or other scheme having or purporting to have the effect of impairing, compromising or releasing any or all of the obligations of the Guarantor in this Licence.

1.2

If the Landlord in its absolute discretion notifies the Guarantor within three months after the date of any disclaimer of the Reversionary Lease and (if applicable) the Lease, the Guarantor must, within ten working days, at the Landlord’s option either:

1.2.1	at the Guarantor’s own cost (including payment of the Landlord’s proper costs) accept the grant of a lease of the Premises:

(a)	for a term starting and taking effect on the date of the disclaimer of the Reversionary Lease and (if applicable) the Lease;

(b)	ending on the date when the Reversionary Lease would have ended if the disclaimer had not happened;

(c)	at the same rent (and other sums payable); and

(d)	otherwise on the same obligations and conditions in the Reversionary Lease and (if applicable) the Lease; or

1.2.2

pay the Landlord any arrears of the Rents, outgoings and any other sums payable under the Leases plus the amount equivalent to the total of those sums due that would have been payable for the period of 6 months following the disclaimer had there been no such disclaimer.

1.3

Where the guarantee has been given by the Assignee’s Guarantor, references in paragraph 1.2 to the disclaimer of the Reversionary Lease and (if applicable) the Lease will include references to the forfeiture of the Reversionary Lease and (if applicable) the Lease and the Assignee being struck off the register of companies.

1.4

If paragraph 1.2.2 applies then, on receipt of the payment in full, the Landlord must release the Guarantor from its future obligations under its guarantee (but that will not affect the Landlord’s rights in relation to any prior breaches).

1.5	The Guarantor’s liability will not be reduced or discharged by:

1.5.1	any failure for any reason to enforce in full or any delay in enforcement of, any right against, or any concession allowed to the Guaranteed Party or any third party;

1.5.2

any variation of the Leases (but subject always to section 18 of the 1995 Act) (except where such variation is materially adverse to the Guarantor and except that a surrender of part will end the Guarantor’s future liability in respect of the surrendered part);

1.5.3	any right to set-off or counterclaim that the Guaranteed Party or the Guarantor may have;

1.5.4	any death, incapacity, disability or change in the constitution or status of any party to this Licence or of any other person who is liable for the performance of the Tenant’s Obligations;

1.5.5	any amalgamation or merger by any party with any other person, any restructuring or the acquisition of the whole or any part of the assets or undertaking of any party by any other person;

1.5.6	the existence or occurrence of any matter referred to in paragraph 1.6; or

1.5.7	anything else other than a release by the Landlord by deed.

1.6	The matters referred to in paragraph 1.5.6 are:

1.6.1

any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Guaranteed Party or the Guaranteed Party enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

1.6.2	the Guaranteed Party is a company or a limited liability partnership:

(a)	the Guaranteed Party enters into liquidation within the meaning of section 247 of the 1986 Act;

(b)	the Guaranteed Party is wound up or a petition for winding up is presented against the Guaranteed Party that is not dismissed or withdrawn within 7 days of being presented;

(c)	a meeting of the Guaranteed Party’s creditors or any of them is summoned under Part I of the 1986 Act;

(d)	a moratorium in respect of the Guaranteed Party comes into force under section 1(A) of and schedule A1 to the 1986 Act;

(e)	an administrator is appointed to the Guaranteed Party; or

(f)	the Guaranteed Party is struck off the register of companies;

1.6.3	the Guaranteed Party is a partnership, it is subject to an event similar to any listed in paragraph 1.6.2 with appropriate modifications so as to relate to a partnership;

1.6.4	if the Guaranteed Party is an individual:

(a)	a receiving order is made against the Guaranteed Party;

(b)	an interim receiver is appointed over or in relation to the Guaranteed Party’s property;

(c)	the Guaranteed Party makes an application to be declared bankrupt, the Guaranteed Party is the subject of a bankruptcy petition or the Guaranteed Party becomes bankrupt;

(d)	the Guaranteed Party applies for or becomes subject to a debt relief order or the Guaranteed Party proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Guaranteed Party under Part VIII of the 1986 Act or the Guaranteed Party otherwise proposes an individual voluntary arrangement;

1.6.5	any event similar to any listed in paragraphs 1.6.1 to 1.6.4 occurs in any jurisdiction (whether it be England and Wales, or elsewhere); and

1.6.6	any event similar to any listed in paragraphs 1.6.1 to 1.6.5 occurs in relation to the Guarantor.

1.7

The Guarantor must not claim in competition with the Landlord in the insolvency of the Guaranteed Party and must not take any security, indemnity or guarantee from the Guaranteed Party in respect of the Tenant’s Obligations.

1.8	Nothing in this paragraph 1 may impose any liability on the Guarantor that exceeds the liability that it would have had were it the tenant of the Leases.

RENT DEPOSIT DEED

Dated:	2021

(1)	Knightsbridge Green Limited

(2)	Babylon Partners Limited

Rent deposit deed

Relating to leases of premises known as Level 2, 1 Knightsbridge Green, London SW1

RENT DEPOSIT DEED

THIS RENT DEPOSIT DEED is made on	2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) and any Successor (the “Landlord”); and

(2)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Tenant”).

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Deed uses the following definitions:

“Bank”

any bank that the Landlord may nominate;

“Covenants”

the tenant’s obligations and conditions contained in the Leases;

“Deposit”

One million one hundred and thirty four thousand four hundred fifty three pounds and sixty pence (£1,134,453.60) ) being an ,amount equivalent to 12 months’ annual rent payable under the Leases plus an amount equivalent to VAT to be paid by the Tenant to the Landlord in two tranches as follows:

(i)	£567,226.80 to be paid to the Landlord by the Tenant on the date of this Deed; (“the Initial Sum”) and

(ii)	£567,226.80 to be paid to the Landlord by the Tenant on or before 1 September 2021;

“Deposit Account”

a separate interest-bearing deposit account opened with the Bank;

“Deposit Balance”

the balance from time to time standing to the credit of the Deposit Account;

“Disposal”

the transfer of the Landlord’s interest in the Premises or the grant of a lease out of that interest that takes effect subject to the terms of the Leases;

“Event of Default”

one or more of the following events:

(a)	the disclaimer of the Leases by the Crown or by a liquidator or trustee in bankruptcy of the Tenant;

(b)	if the Tenant is a company, the Tenant is struck off the register of companies or otherwise ceases to exist; and

(c)	the forfeiture of the Leases;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease;

“Minimum Balance”

£567,226.80 until and including 31 August 2021 and, thereafter, £1,134,453.60 but provided that, subject to clause 6.2, the Minimum Balance from the Release Date shall be £567,226.80;

“Premises”

the premises known as Level 2, 1 Knightsbridge Green, London SW1 described in more detail in the Leases;

“Release Date”

subject to clause 6.2, 28 March 2024;

“Repayment Date”

the earlier of:

(a)	the date on which the Tenant lawfully assigns the Leases;

(b)	the first date on which the following conditions are satisfied:

(i)	the Reversionary Lease has come to an end, other than by an Event of Default; and

(ii)	the Tenant gives back the Premises with vacant possession;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Secured Liabilities”

the payment of all sums required for one or more of the following:

(a)	to make good any loss or damage to the Landlord arising from any breach by the Tenant of the Covenants;

(b)

to make good any loss or damage to the Landlord arising from an Event of Default, including any sums for which the Landlord is entitled to prove in the winding up or bankruptcy of the Tenant whether or not following a disclaimer of the Leases; and

“Successor”

the person who becomes the immediate landlord of the Tenant following a Disposal.

2.	INTERPRETATION

In this Deed:

2.1	“notify”, “notifies” or “notifying” means notify or notifying in writing;

2.2	“VAT” has the meaning given to it in the Leases;

2.3	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.4	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.5	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.6	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.7	“includes”, “including” and similar words are used without limitation or qualification to the subject matter of the relevant provision; and

2.8	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Deed will be unaffected.

3.	DEPOSIT ACCOUNT

3.1

If it has not already done so, the Landlord must open the Deposit Account as soon as reasonably practicable after the date of this Deed and, in any event, within 3 working days of completion of this Deed.

3.2

The Tenant must provide all information about the Tenant required by the Bank to open and maintain the Deposit Account including any details of the directors and shareholders of the Tenant and evidence of their identity required by the Bank.

3.3

The Bank’s costs for opening and operating the Deposit Account will be deducted from any interest earned on the Deposit Account and any balance of those costs must be paid by the Tenant within 10 working days of demand.

4.	CHARGE

4.1

The Landlord acknowledges receipt of the Initial Sum in respect of the Deposit from the Tenant and must pay it into the Deposit Account within 5 working days of completion of this Deed. The Landlord shall provide to the Tenant details of the Deposit Account within 2 working days thereafter.

4.2

The Tenant must pay the balance of the Deposit in the sum of £567,226.80 to the Landlord on or before 1 September 2021 to be held on the terms of this Deed and so that each tranche of the Deposit paid by the Tenant is charged to the Landlord by way of first fixed charge.

4.3	The Tenant must pay and discharge the Secured Liabilities on demand when they are due to the Landlord.

4.4	The Tenant with full title guarantee and as continuing security for the Secured Liabilities charges the Deposit Balance by way of first fixed charge to the Landlord.

4.5

The charge created by clause 4.4 is a “a charge in favour of a landlord on a cash deposit given as security in connection with the lease of land” for the purposes of section 859A(6)(a) Companies Act 2006.

4.6	The Tenant warrants to the Landlord that:

4.6.1

no person having any charge or other form of security over the assets of the Tenant is required to consent to the Tenant entering into this Deed or has the benefit of any covenant preventing the Tenant entering into this Deed; and

4.6.2	the Deposit is, and any further sums paid into the Deposit Account will be, free from any charge, lien or incumbrance in favour of any third party, whether legal or equitable.

4.7	The Tenant must not create any other legal or equitable charge (whether fixed or floating), lien or encumbrance over the Deposit Balance ranking in priority to the security created by this Deed.

4.8

The Tenant must promptly and at its own cost execute any document and take any action that the Landlord at any time reasonably requires in order to protect and preserve the security created by this Deed and for the priority of that security.

4.9	The security created by this Deed is in addition to and is not to merge with, prejudice or affect any other security interest of the Landlord in relation to the Tenant.

5.	DEPOSIT BALANCE

5.1	The Landlord acknowledges that:

5.1.1	the Deposit Balance is and remains beneficially the property of the Tenant subject to the charge created by clause 4.4 and the Bank has been notified in writing of this fact; and

5.1.2	it must not make any withdrawals from the Deposit Account except on the terms of this Deed.

5.2	The Tenant acknowledges that the Landlord is entitled to make withdrawals from the Deposit Account on the terms of this Deed and that any money so withdrawn will become the property of the Landlord.

5.3

The Landlord may notify the Tenant that the Deposit Balance is to be reduced by such sum as may be specified to settle any of the Secured Liabilities. If the Tenant does not pay to the Landlord the sums specified within 10 working days after being notified, the Landlord may withdraw those sums from the Deposit Account.

5.4	The Tenant must pay to the Landlord on demand such further sums as may be required to ensure that the Deposit Balance is at all times equal to the Minimum Balance.
5.5	The Landlord must pay any sums received from the Tenant under clause 5.4 into the Deposit Account within 2 working days of receipt and they will form part of the Deposit Balance.

5.6	Interest earned on the Deposit Account must be credited to the Deposit Account. It will form part of the Deposit Balance until paid to the Tenant in accordance with clause 6.

6.	RELEASE DATE

6.1

Subject to clause 6.2 and clause 6.3, on the Release Date, the Landlord will pay to the Tenant the amount by which the Deposit Balance (after deducting any outstanding Secured Liabilities at the Release Date) exceeds the Minimum Balance (“the Release Date Repayment”).

6.2	This clause 6 will cease to apply in the case of an Event of Default.

6.3	If, at the Release Date, the Tenant is in arrears for any part of the yearly rent payable under the Leases, or there are any outstanding material breaches by the Tenant of the Covenants, the Landlord:

6.3.1	will not be required to pay the Release Date Repayment to the Tenant on the Release Date;

6.3.2

shall notify the Tenant that it will not be releasing the Release Date Repayment to the Tenant in writing within 5 working days of the Release Date together with details of the arrears or the material breach of the Covenants; and

6.3.3

shall, within 10 working days of the arrears being settled and/or material breach of the Covenants being remedied by the Tenant (as the case may be), pay to the Tenant the amount by which the Deposit Balance at that date (after deducting any outstanding Secured Liabilities at that date) exceeds the Minimum Balance.

7.	REPAYMENT OF THE DEPOSIT BALANCE

7.1	Within 10 working days after the Repayment Date, the Landlord must pay to the Tenant an amount equal to the Deposit Balance on that date and any interest up to that date but after deducting:

7.1.1	any outstanding Secured Liabilities at the Repayment Date; and

7.1.2	any outstanding costs of the Bank, including any costs payable on the closure of the Deposit Account.

7.2	If any Secured Liabilities are due at the Repayment Date but are unquantified at this date:

7.2.1	the Landlord may deduct from the sums payable under clause 7.1 an amount equal to the Landlord’s reasonable estimate, to be made in good faith, of those Secured Liabilities;

7.2.2	any sums so deducted must be held in the Deposit Account on the terms of this Deed until the relevant Secured Liabilities have been quantified;

7.2.3	the Landlord must quantify the relevant Secured Liabilities as soon as reasonably practicable; and

7.2.4

when the relevant Secured Liabilities have been quantified, the Landlord must deduct the amount of those Secured Liabilities from the Deposit Account and must pay any credit balance on the Deposit Account to the Tenant within 10 working days of the Secured Liabilities having been quantified.

7.3	Following the repayment of the whole of the Deposit Balance, the Landlord must close the Deposit Account.

8.	DISPOSALS

8.1	Following a Disposal the Landlord must:

8.1.1	notify the Tenant of the name and address of its Successor; and

8.1.2	either:

(a)	give a mandate to the Bank authorising the Bank to accept its Successor as the signatory to the Deposit Account and the person entitled to operate the Deposit Account; or

(b)

procure that the Successor opens a new Deposit Account and credits an amount equivalent to the Deposit Balance to it within 5 working days of receipt and gives details to the Tenant of the new Deposit Account within 5 working days thereafter, such Deposit Balance to be held on the terms of this Deed.

8.2	Subject to the Landlord complying with clause 8.1, the Landlord making the Disposal will not be liable for any breach of its obligations in this Deed arising after the date of the Disposal.

9.	LEGAL EFFECT

This Deed is supplemental to the Leases. A breach of the terms of this Deed will be treated as a breach of the terms of the Leases and the Landlord will have the same rights and remedies in respect of that breach as it would have in respect of a breach of the terms of the Leases, including for the payment of interest on payments that are due under this Deed that are not paid within 10 working days of demand.

This document is executed as a deed and delivered on the date stated at the beginning of this document.

Executed as a deed by	)	KNIGHTSBRIDGE GREEN
LIMITED KNIGHTSBRIDGE GREEN	)
LIMITED a	)	Signature in the name of the) company
company incorporated in the	)
BRITISH VIRGIN ISLANDS	)
acting by QAZI HANNAN	)
BHATTI who, in accordance is with the	)
laws of that territory,	)	Signature in the name of the) company
acting under the authority	)
of that company	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

Executed as a deed by =	)
BABYLON PARTNERS LIMITED	)	Signature of director
Acting by one directors in	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

Executed as a deed by	)
WUNDERMAN THOMPSON (UK) LIMITED	)
Acting by one directors in	)
The presence of	)
)
In the presence of:	)
	)	Signature of director
)
Signature of Witness:	)
)
***

Executed as a deed by =
WPP GROUP (UK) LTD
acting by one directors in
the presence of:

	)	Signature of director
In the presence of:	)
)
Signature of Witness:

***

Eversheds Sutherland (International) LLP One Wood Street London EV2V 7WS T: +44 20 7497 9797 F: +44 20 7919 4919 DX 154280 Cheapside 8 eversheds-sutherland.com

Dated:	11 May	2021

(1)	KNIGHTSBRIDGE GREEN LIMITED

(2)	WUNDERMAN THOMPSON (UK) LIMITED

(3)	WPP GROUP (UK) LTD

(4)	BABYLON PARTNERS LIMITED

(5)	BABYLON HOLDINGS LIMITED

Licence to assign

leases dated 10 May 2002 and 16 January 2015 relating to premises known as Level 3, 1 Knightsbridge Green, London SW1

LICENCE TO ASSIGN

DATED    11 May 2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) (the “Landlord”);

(2)

WUNDERMAN THOMPSON (UK) LIMITED (incorporated and registered in England and Wales under company registration number 1660783), the registered office of which is at Greater London House, Hampstead Road, London NW1 7QP (the “Tenant”);

(3)

WPP GROUP (UK) LTD (incorporated and registered in England and Wales under company registration number 02670617), the registered office of which is at Sea Containers House, 18 Upper Ground, London SE1 9GL (the “Tenant’s Guarantor”);

(4)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Assignee”); and

(5)

BABYLON HOLDINGS LIMITED (incorporated and registered in Jersey under company registration number 115471), the registered office of which is at 31 Esplanade, St Helier, Jersey JE1 1FT (the “Assignee’s Guarantor”).

BACKGROUND:

(A)	This Licence relates to the Premises and is supplemental to the Leases.

(B)	The Landlord is now the landlord under the Lease, the Tenant remains the tenant under the Lease and the Tenant’s Guarantor remains the guarantor under the Lease.

(C)

The Landlord remains the landlord under the Reversionary Lease, the Tenant remains the tenant under the Reversionary Lease and the Tenant’s Guarantor remains the guarantor under the Reversionary Lease.

(D)	The Landlord has agreed to permit the Assignment subject to the terms contained in this Licence.

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Licence uses the following definitions:

“1986 Act”

the Insolvency Act 1986;

“1995 Act”

the Landlord and Tenant (Covenants) Act 1995;

“Assignment”

the assignment permitted under clause 3;

“Assignment Date”

the date of the deed of assignment of the Lease and the transfer of the Reversionary Lease to the Assignee;

“Business Day”

a day (other than a Saturday, Sunday or public holiday) on which banks are usually open for business in England and Wales;

“Guaranteed Party”

the person whose obligations are guaranteed by a Guarantor;

“Guarantor”

any person who gives a guarantee to the Landlord under this Licence;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease and any document supplemental to them including but not limited to a deed of variation dated 16 January 2015 made between (1) Knightsbridge Green Limited (2) J. Walter Thompson Group Limited and (3) WPP Group (UK) Limited and a supplemental agreement and deed of variation dated the date hereof made between (1) Knightsbridge Green Limited (2) Wunderman Thompson (UK) Limited and (3) WPP Group (UK) Limited;

“Liability Period”

the period starting on the Assignment Date and ending on the date that the Assignee is released from the Tenant’s Obligations under the 1995 Act;

“Premises”

the property let by the Leases known as Level 3, 1 Knightsbridge Green, London SW1;

“Rents”

the rents reserved by the Leases;

“Rent Deposit Deed”

means a rent deposit deed in the agreed form annexed to this Licence;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Tenant’s Obligations”

the tenant’s obligations in the Leases;

“Term”

the term of the Leases including where applicable any continuation of that period under the Landlord and Tenant Act 1954.

2.	INTERPRETATION

In this Licence:

2.1	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.2	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.3	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.4	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.5	references to an Act of Parliament are to that Act of Parliament as amended from time to time and to any Act of Parliament that replaces it;

2.6	references to the parties include references to their respective successors in title; and

2.7	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Licence will be unaffected.

3.	LICENCE TO ASSIGN

The Landlord permits the Tenant to assign the Leases to the Assignee on the terms of this Licence.

4.	ASSIGNEE’S OBLIGATIONS

4.1	The Assignee must:

4.1.1	comply with all of the Tenant’s Obligations throughout the Liability Period; and

4.1.2	not occupy the Premises before the Assignment Date.

4.2	The Assignee must:

4.2.1	procure the registration of the assignment of the Reversionary Lease by HM Land Registry as soon as reasonably practicable after the Assignment Date; and

4.2.2

within one month of completion of the registration of the assignment of the Reversionary Lease, produce to the Landlord’s solicitors an official copy of the register of title showing the Assignee as the registered proprietor of the Reversionary Lease.

4.3

As a condition of the Landlord’s consent to the assignment of the Leases, the Assignee and the Landlord shall complete and enter into the Rent Deposit Deed on the Assignment Date and the Assignee shall pay to the Landlord the ‘Initial Sum’ (as defined within the Rent Deposit Deed) in cleared funds on or before the Assignment Date.

5.	TENANT’S OBLIGATIONS

5.1	The Tenant must:

5.1.1	not seek to enforce any of the landlord’s obligations under the Leases nor exercise any of the tenant’s rights under the Leases on or after the Assignment Date;

5.1.2	within seven days from the Assignment Date, give notice to the Landlord of the name and address of the party to whom future rent demands should be sent; and

5.1.3

within one month from the Assignment Date (or such other period as may be specified in the Leases), produce to the Landlord’s solicitors a certified copy of the deeds effecting the Assignment and pay any registration fee required by the Leases.

5.2

The Tenant, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Tenant will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee:

5.2.1	incorporates the provisions of Schedule 1; and

5.2.2	is an authorised guarantee agreement for the purposes of section 16 of the 1995 Act.

6.	ASSIGNEE’S GUARANTOR

6.1

The Assignee’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Assignee’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

6.2

The Assignee’s Guarantor agrees with the Landlord that, if the Landlord asks it to do so, it will give the Landlord a guarantee of any authorised guarantee agreement given to the Landlord by the Assignee on an assignment of the Leases, such guarantee to incorporate the provisions of Schedule 1.

7.	TENANT’S GUARANTOR

The Tenant’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Tenant will comply with its obligations under clause 5.2 throughout the Liability Period. If the Tenant defaults, the Tenant’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

8.	TERMINATION OF THIS LICENCE

8.1	The Landlord may terminate this Licence by written notice to the Tenant if the Assignment Date has not occurred within the period of six months starting on the date of this Licence.

8.2	Any termination of this Licence under clause 8.1 will be:

8.2.1	without prejudice to any rights or remedies of any party to this Licence in respect of or arising from any previous breach by any other party to this Licence; and

8.2.2	without liability on the part of the Landlord to refund any moneys paid in connection with this Licence.

9.	AGREEMENTS

9.1	Nothing in this Licence will:

9.1.1	be deemed to authorise any action other than expressly authorised in clause 3;

9.1.2	release or reduce any liability to the Landlord of the Tenant or any guarantor or other party to the Leases; or

9.1.3	waive or be deemed to waive any breach of the Tenant’s Obligations that may have occurred before the date of this Licence.

9.2	All sums payable by the Tenant under this Licence will be recoverable as rent in arrear in accordance with the Leases prior to the Assignment Date.

9.3

Where any sums become payable under the Leases after the Assignment Date that relate in whole or in part to the period before the Assignment Date, the Assignee will be liable for the whole of the sums payable and the Tenant will indemnify the Assignee against all sums payable to the Landlord pursuant to this clause 9.

9.4	Nothing in this Licence creates any rights benefiting any person under the Contracts (Rights of Third Parties) Act 1999.

10.	NOTICES

Any notices to be served under this Licence will be validly served if served in accordance with the notice provisions in the Leases.

11.	JURISDICTION

11.1	This Licence and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales.

11.2

Subject to clause 11.3, the courts of England and Wales have exclusive jurisdiction to determine any dispute arising out of or in connection with this Licence, including in relation to any non-contractual obligations.

11.3

Any party may seek to enforce an order of the courts of England and Wales arising out of or in connection with this Licence, including in relation to any non-contractual obligations, in any court of competent jurisdiction.

12.	LEGAL EFFECT

This Licence takes effect and binds the parties with effect from the date set out at the beginning of this Licence.

SCHEDULE 1

Guarantee

Guarantor’s obligations

1.1

The Guarantor, as primary obligor, guarantees to the Landlord that it will indemnify the Landlord against all reasonable and proper losses, costs, damages and expenses properly incurred by the Landlord by the Guaranteed Party proposing or entering into any company voluntary arrangement, scheme of arrangement or other scheme having or purporting to have the effect of impairing, compromising or releasing any or all of the obligations of the Guarantor in this Licence.

1.2

If the Landlord in its absolute discretion notifies the Guarantor within three months after the date of any disclaimer of the Reversionary Lease and (if applicable) the Lease, the Guarantor must, within ten working days, at the Landlord’s option either:

1.2.1	at the Guarantor’s own cost (including payment of the Landlord’s proper costs) accept the grant of a lease of the Premises:

(a)	for a term starting and taking effect on the date of the disclaimer of the Reversionary Lease and (if applicable) the Lease;

(b)	ending on the date when the Reversionary Lease would have ended if the disclaimer had not happened;

(c)	at the same rent (and other sums payable); and

(d)	otherwise on the same obligations and conditions in the Reversionary Lease and (if applicable) the Lease; or

1.2.2

pay the Landlord any arrears of the Rents, outgoings and any other sums payable under the Leases plus the amount equivalent to the total of those sums due that would have been payable for the period of 6 months following the disclaimer had there been no such disclaimer.

1.3

Where the guarantee has been given by the Assignee’s Guarantor, references in paragraph 1.2 to the disclaimer of the Reversionary Lease and (if applicable) the Lease will include references to the forfeiture of the Reversionary Lease and (if applicable) the Lease and the Assignee being struck off the register of companies.

1.4

If paragraph 1.2.2 applies then, on receipt of the payment in full, the Landlord must release the Guarantor from its future obligations under its guarantee (but that will not affect the Landlord’s rights in relation to any prior breaches).

1.5	The Guarantor’s liability will not be reduced or discharged by:

1.5.1	any failure for any reason to enforce in full or any delay in enforcement of, any right against, or any concession allowed to the Guaranteed Party or any third party;

1.5.2

any variation of the Leases (but subject always to section 18 of the 1995 Act) (except where such variation is materially adverse to the Guarantor and except that a surrender of part will end the Guarantor’s future liability in respect of the surrendered part);

1.5.3	any right to set-off or counterclaim that the Guaranteed Party or the Guarantor may have;

1.5.4	any death, incapacity, disability or change in the constitution or status of any party to this Licence or of any other person who is liable for the performance of the Tenant’s Obligations;

1.5.5	any amalgamation or merger by any party with any other person, any restructuring or the acquisition of the whole or any part of the assets or undertaking of any party by any other person;

1.5.6	the existence or occurrence of any matter referred to in paragraph 1.6; or

1.5.7	anything else other than a release by the Landlord by deed.

1.6	The matters referred to in paragraph 1.5.6 are:

1.6.1

any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Guaranteed Party or the Guaranteed Party enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

1.6.2	the Guaranteed Party is a company or a limited liability partnership:

(a)	the Guaranteed Party enters into liquidation within the meaning of section 247 of the 1986 Act;

(b)	the Guaranteed Party is wound up or a petition for winding up is presented against the Guaranteed Party that is not dismissed or withdrawn within 7 days of being presented;

(c)	a meeting of the Guaranteed Party’s creditors or any of them is summoned under Part I of the 1986 Act;

(d)	a moratorium in respect of the Guaranteed Party comes into force under section 1(A) of and schedule A1 to the 1986 Act;

(e)	an administrator is appointed to the Guaranteed Party; or

(f)	the Guaranteed Party is struck off the register of companies;

1.6.3	the Guaranteed Party is a partnership, it is subject to an event similar to any listed in paragraph 1.6.2 with appropriate modifications so as to relate to a partnership;

1.6.4	if the Guaranteed Party is an individual:

(a)	a receiving order is made against the Guaranteed Party;

(b)	an interim receiver is appointed over or in relation to the Guaranteed Party’s property;

(c)	the Guaranteed Party makes an application to be declared bankrupt, the Guaranteed Party is the subject of a bankruptcy petition or the Guaranteed Party becomes bankrupt;

(d)	the Guaranteed Party applies for or becomes subject to a debt relief order or the Guaranteed Party proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Guaranteed Party under Part VIII of the 1986 Act or the Guaranteed Party otherwise proposes an individual voluntary arrangement;

1.6.5	any event similar to any listed in paragraphs 1.6.1 to 1.6.4 occurs in any jurisdiction (whether it be England and Wales, or elsewhere); and

1.6.6	any event similar to any listed in paragraphs 1.6.1 to 1.6.5 occurs in relation to the Guarantor.

1.7

The Guarantor must not claim in competition with the Landlord in the insolvency of the Guaranteed Party and must not take any security, indemnity or guarantee from the Guaranteed Party in respect of the Tenant’s Obligations.

1.8	Nothing in this paragraph 1 may impose any liability on the Guarantor that exceeds the liability that it would have had were it the tenant of the Leases.

RENT DEPOSIT DEED

Dated: (1) Knightsbridge Green Limited (2) Babylon Partners Limited	2021

Rent deposit deed

Relating to leases of premises known as Level 3, 1 Knightsbridge Green, London SW1

CONTENTS

RENT DEPOSIT DEED

THIS RENT DEPOSIT DEED is made on    2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) and any Successor (the “Landlord”); and

(2)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Tenant”).

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Deed uses the following definitions:

“Bank”

any bank that the Landlord may nominate;

“Covenants”

the tenant’s obligations and conditions contained in the Leases;

“Deposit”

One million one hundred and twelve thousand six hundred and seventy pounds and forty pence (£1,112,670) ) being an amount equivalent to 12 months’ annual rent payable under the Leases plus an amount equivalent to VAT to be paid by the Tenant to the Landlord in two tranches as follows:

(i)	£556,335 to be paid to the Landlord by the Tenant on the date of this Deed; (“the Initial Sum”) and

(ii)	£556,335 to be paid to the Landlord by the Tenant on or before 1 September 2021;

“Deposit Account”

a separate interest-bearing deposit account opened with the Bank;

“Deposit Balance”

the balance from time to time standing to the credit of the Deposit Account;

“Disposal”

the transfer of the Landlord’s interest in the Premises or the grant of a lease out of that interest that takes effect subject to the terms of the Leases;

CONTENTS

“Event of Default”

one or more of the following events:

(a)	the disclaimer of the Leases by the Crown or by a liquidator or trustee in bankruptcy of the Tenant;

(b)	if the Tenant is a company, the Tenant is struck off the register of companies or otherwise ceases to exist; and

(c)	the forfeiture of the Leases;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease;

“Minimum Balance”

£556,335 until and including 31 August 2021 and, thereafter, £1,112,670 but provided that, subject to clause 6.2, the Minimum Balance from the Release Date shall be £556,335;

“Premises”

the premises known as Level 3, 1 Knightsbridge Green, London SW1 described in more detail in the Leases;

“Release Date”

subject to clause 6.2, 28 March 2024;

“Repayment Date”

the earlier of:

(a)	the date on which the Tenant lawfully assigns the Leases;

(b)	the first date on which the following conditions are satisfied:

(i)	the Reversionary Lease has come to an end, other than by an Event of Default; and

(ii)	the Tenant gives back the Premises with vacant possession;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

CONTENTS

“Secured Liabilities”

the payment of all sums required for one or more of the following:

(a)	to make good any loss or damage to the Landlord arising from any breach by the Tenant of the Covenants;

(b)

to make good any loss or damage to the Landlord arising from an Event of Default, including any sums for which the Landlord is entitled to prove in the winding up or bankruptcy of the Tenant whether or not following a disclaimer of the Leases; and

“Successor”

the person who becomes the immediate landlord of the Tenant following a Disposal.

2.	INTERPRETATION

In this Deed:

2.1	“notify”, “notifies” or “notifying” means notify or notifying in writing;

2.2	“VAT” has the meaning given to it in the Leases;

2.3	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.4	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.5	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.6	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.7	“includes”, “including” and similar words are used without limitation or qualification to the subject matter of the relevant provision; and

2.8	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Deed will be unaffected.

3.	DEPOSIT ACCOUNT

3.1

If it has not already done so, the Landlord must open the Deposit Account as soon as reasonably practicable after the date of this Deed and, in any event, within 3 working days of completion of this Deed.

3.2

The Tenant must provide all information about the Tenant required by the Bank to open and maintain the Deposit Account including any details of the directors and shareholders of the Tenant and evidence of their identity required by the Bank.

3.3

The Bank’s costs for opening and operating the Deposit Account will be deducted from any interest earned on the Deposit Account and any balance of those costs must be paid by the Tenant within 10 working days of demand.

CONTENTS

4.	CHARGE

4.1

The Landlord acknowledges receipt of the Initial Sum in respect of the Deposit from the Tenant and must pay it into the Deposit Account within 5 working days of completion of this Deed. The Landlord shall provide to the Tenant details of the Deposit Account within 2 working days thereafter.

4.2

The Tenant must pay the balance of the Deposit in the sum of £556,335 to the Landlord on or before 1 September 2021 to be held on the terms of this Deed and so that each tranche of the Deposit paid by the Tenant is charged to the Landlord by way of first fixed charge.

4.3	The Tenant must pay and discharge the Secured Liabilities on demand when they are due to the Landlord.

4.4	The Tenant with full title guarantee and as continuing security for the Secured Liabilities charges the Deposit Balance by way of first fixed charge to the Landlord.

4.5

The charge created by clause 4.4 is a “a charge in favour of a landlord on a cash deposit given as security in connection with the lease of land” for the purposes of section 859A(6)(a) Companies Act 2006.

4.6	The Tenant warrants to the Landlord that:

4.6.1

no person having any charge or other form of security over the assets of the Tenant is required to consent to the Tenant entering into this Deed or has the benefit of any covenant preventing the Tenant entering into this Deed; and

4.6.2	the Deposit is, and any further sums paid into the Deposit Account will be, free from any charge, lien or incumbrance in favour of any third party, whether legal or equitable.

4.7	The Tenant must not create any other legal or equitable charge (whether fixed or floating), lien or encumbrance over the Deposit Balance ranking in priority to the security created by this Deed.

4.8

The Tenant must promptly and at its own cost execute any document and take any action that the Landlord at any time reasonably requires in order to protect and preserve the security created by this Deed and for the priority of that security.

4.9	The security created by this Deed is in addition to and is not to merge with, prejudice or affect any other security interest of the Landlord in relation to the Tenant.

5.	DEPOSIT BALANCE

5.1	The Landlord acknowledges that:

5.1.1	the Deposit Balance is and remains beneficially the property of the Tenant subject to the charge created by clause 4.4 and the Bank has been notified in writing of this fact; and

5.1.2	it must not make any withdrawals from the Deposit Account except on the terms of this Deed.

CONTENTS

5.2	The Tenant acknowledges that the Landlord is entitled to make withdrawals from the Deposit Account on the terms of this Deed and that any money so withdrawn will become the property of the Landlord.

5.3

The Landlord may notify the Tenant that the Deposit Balance is to be reduced by such sum as may be specified to settle any of the Secured Liabilities. If the Tenant does not pay to the Landlord the sums specified within 10 working days after being notified, the Landlord may withdraw those sums from the Deposit Account.

5.4	The Tenant must pay to the Landlord on demand such further sums as may be required to ensure that the Deposit Balance is at all times equal to the Minimum Balance.

5.5	The Landlord must pay any sums received from the Tenant under clause 5.4 into the Deposit Account within 2 working days of receipt and they will form part of the Deposit Balance.

5.6	Interest earned on the Deposit Account must be credited to the Deposit Account. It will form part of the Deposit Balance until paid to the Tenant in accordance with clause 6.

6.	RELEASE DATE

6.1

Subject to clause 6.2 and clause 6.3, on the Release Date, the Landlord will pay to the Tenant the amount by which the Deposit Balance (after deducting any outstanding Secured Liabilities at the Release Date) exceeds the Minimum Balance (“the Release Date Repayment”).

6.2	This clause 6 will cease to apply in the case of an Event of Default.

6.3	If, at the Release Date, the Tenant is in arrears for any part of the yearly rent payable under the Leases, or there are any outstanding material breaches by the Tenant of the Covenants, the Landlord:

6.3.1	will not be required to pay the Release Date Repayment to the Tenant on the Release Date;

6.3.2

shall notify the Tenant that it will not be releasing the Release Date Repayment to the Tenant in writing within 5 working days of the Release Date together with details of the arrears or the material breach of the Covenants; and

6.3.3

shall, within 10 working days of the arrears being settled and/or material breach of the Covenants being remedied by the Tenant (as the case may be), pay to the Tenant the amount by which the Deposit Balance at that date (after deducting any outstanding Secured Liabilities at that date) exceeds the Minimum Balance.

7.	REPAYMENT OF THE DEPOSIT BALANCE

7.1	Within 10 working days after the Repayment Date, the Landlord must pay to the Tenant an amount equal to the Deposit Balance on that date and any interest up to that date but after deducting:

7.1.1	any outstanding Secured Liabilities at the Repayment Date; and

7.1.2	any outstanding costs of the Bank, including any costs payable on the closure of the Deposit Account.

7.2	If any Secured Liabilities are due at the Repayment Date but are unquantified at this date:

CONTENTS

7.2.1	the Landlord may deduct from the sums payable under clause 7.1 an amount equal to the Landlord’s reasonable estimate, to be made in good faith, of those Secured Liabilities;

7.2.2	any sums so deducted must be held in the Deposit Account on the terms of this Deed until the relevant Secured Liabilities have been quantified;

7.2.3	the Landlord must quantify the relevant Secured Liabilities as soon as reasonably practicable; and

7.2.4

when the relevant Secured Liabilities have been quantified, the Landlord must deduct the amount of those Secured Liabilities from the Deposit Account and must pay any credit balance on the Deposit Account to the Tenant within 10 working days of the Secured Liabilities having been quantified.

7.3	Following the repayment of the whole of the Deposit Balance, the Landlord must close the Deposit Account.

8.	DISPOSALS

8.1	Following a Disposal the Landlord must:

8.1.1	notify the Tenant of the name and address of its Successor; and

8.1.2	either:

(a)	give a mandate to the Bank authorising the Bank to accept its Successor as the signatory to the Deposit Account and the person entitled to operate the Deposit Account; or

(b)

procure that the Successor opens a new Deposit Account and credits an amount equivalent to the Deposit Balance to it within 5 working days of receipt and gives details to the Tenant of the new Deposit Account within 5 working days thereafter, such Deposit Balance to be held on the terms of this Deed.

8.2	Subject to the Landlord complying with clause 8.1, the Landlord making the Disposal will not be liable for any breach of its obligations in this Deed arising after the date of the Disposal.

9.	LEGAL EFFECT

This Deed is supplemental to the Leases. A breach of the terms of this Deed will be treated as a breach of the terms of the Leases and the Landlord will have the same rights and remedies in respect of that breach as it would have in respect of a breach of the terms of the Leases, including for the payment of interest on payments that are due under this Deed that are not paid within 10 working days of demand.

CONTENTS

This document is executed as a deed and delivered on the date stated at the beginning of this document.

CONTENTS

Executed as a deed by	)	KNIGHTSBRIDGE GREEN
LIMITED KNIGHTSBRIDGE GREEN	)
LIMITED a	)	Signature in the name of the) company
company incorporated in the	)
BRITISH VIRGIN ISLANDS	)
acting by QAZI HANNAN	)
BHATTI who, in accordance is with the	)
laws of that territory,	)	Signature in the name of the) company
acting under the authority	)
of that company	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

Executed as a deed by =	)
BABYLON PARTNERS LIMITED	)	Signature of director
Acting by one directors in	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

CONTENTS

Executed as a deed by	)
WUNDERMAN THOMPSON (UK) LIMITED	)
Acting by one directors in	)
The presence of	)
In the presence of:	)
	)	Signature of director
)
Signature of Witness:	)
)
***

Executed as a deed by =
WPP GROUP (UK) LTD
acting by one directors in

the presence of:
	)	Signature of director
In the presence of:	)
)
Signature of Witness:

***

Eversheds Sutherland (International) LLP One Wood Street London EV2V 7WS T: +44 20 7497 9797 F: +44 20 7919 4919 DX 154280 Cheapside 8 eversheds- sutherland.com

Dated:	11 May	2021

(1)	KNIGHTSBRIDGE GREEN LIMITED

(2)	WUNDERMAN THOMPSON (UK) LIMITED

(3)	WPP GROUP (UK) LTD

(4)	BABYLON PARTNERS LIMITED

(5)	BABYLON HOLDINGS LIMITED

Licence to assign

leases dated 10 May 2002 and 16 January 2015 relating to premises known as Level 1, 1 Knightsbridge Green, London SW1

LICENCE TO ASSIGN

DATED 11 May 2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) (the “Landlord”);

(2)

WUNDERMAN THOMPSON (UK) LIMITED (incorporated and registered in England and Wales under company registration number 1660783), the registered office of which is at Greater London House, Hampstead Road, London NW1 7QP (the “Tenant”);

(3)

WPP GROUP (UK) LTD (incorporated and registered in England and Wales under company registration number 02670617), the registered office of which is at Sea Containers House, 18 Upper Ground, London SE1 9GL (the “Tenant’s Guarantor”);

(4)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Assignee”); and

(5)

BABYLON HOLDINGS LIMITED (incorporated and registered in Jersey under company registration number 115471), the registered office of which is at 31 Esplanade, St Helier, Jersey JE1 1FT (the “Assignee’s Guarantor”).

BACKGROUND:

(A)	This Licence relates to the Premises and is supplemental to the Leases.

(B)	The Landlord is now the landlord under the Lease, the Tenant remains the tenant under the Lease and the Tenant’s Guarantor remains the guarantor under the Lease.

(C)

The Landlord remains the landlord under the Reversionary Lease, the Tenant remains the tenant under the Reversionary Lease and the Tenant’s Guarantor remains the guarantor under the Reversionary Lease.

(D)	The Landlord has agreed to permit the Assignment subject to the terms contained in this Licence.

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Licence uses the following definitions:

“1986 Act”

the Insolvency Act 1986;

“1995 Act”

the Landlord and Tenant (Covenants) Act 1995;

“Assignment”

the assignment permitted under clause 3;

“Assignment Date”

the date of the deed of assignment of the Lease and the transfer of the Reversionary Lease to the Assignee;

“Business Day”

a day (other than a Saturday, Sunday or public holiday) on which banks are usually open for business in England and Wales;

“Guaranteed Party”

the person whose obligations are guaranteed by a Guarantor;

“Guarantor”

any person who gives a guarantee to the Landlord under this Licence;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease and any document supplemental to them including but not limited to a deed of variation dated 16 January 2015 made between (1) Knightsbridge Green Limited (2) J. Walter Thompson Group Limited and (3) WPP Group (UK) Limited and a supplemental agreement and deed of variation dated the date hereof made between (1) Knightsbridge Green Limited (2) Wunderman Thompson (UK) Limited and (3) WPP Group (UK) Limited;

“Liability Period”

the period starting on the Assignment Date and ending on the date that the Assignee is released from the Tenant’s Obligations under the 1995 Act;

“Premises”

the property let by the Leases known as Level 1, 1 Knightsbridge Green, London SW1;

“Rents”

the rents reserved by the Leases;

“Rent Deposit Deed”

means a rent deposit deed in the agreed form annexed to this Licence;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Tenant’s Obligations”

the tenant’s obligations in the Leases;

“Term”

the term of the Leases including where applicable any continuation of that period under the Landlord and Tenant Act 1954.

2.	INTERPRETATION

In this Licence:

2.1	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.2	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.3	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.4	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.5	references to an Act of Parliament are to that Act of Parliament as amended from time to time and to any Act of Parliament that replaces it;

2.6	references to the parties include references to their respective successors in title; and

2.7	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Licence will be unaffected.

3.	LICENCE TO ASSIGN

The Landlord permits the Tenant to assign the Leases to the Assignee on the terms of this Licence.

4.	ASSIGNEE’S OBLIGATIONS

4.1	The Assignee must:

4.1.1	comply with all of the Tenant’s Obligations throughout the Liability Period; and

4.1.2	not occupy the Premises before the Assignment Date.

4.2	The Assignee must:

4.2.1	procure the registration of the assignment of the Reversionary Lease by HM Land Registry as soon as reasonably practicable after the Assignment Date; and

4.2.2

within one month of completion of the registration of the assignment of the Reversionary Lease, produce to the Landlord’s solicitors an official copy of the register of title showing the Assignee as the registered proprietor of the Reversionary Lease.

4.3

As a condition of the Landlord’s consent to the assignment of the Leases, the Assignee and the Landlord shall complete and enter into the Rent Deposit Deed on the Assignment Date and the Assignee shall pay to the Landlord the ‘Initial Sum’ (as defined within the Rent Deposit Deed) in cleared funds on or before the Assignment Date.

5.	TENANT’S OBLIGATIONS

5.1	The Tenant must:

5.1.1	not seek to enforce any of the landlord’s obligations under the Leases nor exercise any of the tenant’s rights under the Leases on or after the Assignment Date;

5.1.2	within seven days from the Assignment Date, give notice to the Landlord of the name and address of the party to whom future rent demands should be sent; and

5.1.3

within one month from the Assignment Date (or such other period as may be specified in the Leases), produce to the Landlord’s solicitors a certified copy of the deeds effecting the Assignment and pay any registration fee required by the Leases.

5.2

The Tenant, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Tenant will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee:

5.2.1	incorporates the provisions of Schedule 1; and

5.2.2	is an authorised guarantee agreement for the purposes of section 16 of the 1995 Act.

6.	ASSIGNEE’S GUARANTOR

6.1

The Assignee’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Assignee will comply with the Tenant’s Obligations throughout the Liability Period. If the Assignee defaults, the Assignee’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

6.2

The Assignee’s Guarantor agrees with the Landlord that, if the Landlord asks it to do so, it will give the Landlord a guarantee of any authorised guarantee agreement given to the Landlord by the Assignee on an assignment of the Leases, such guarantee to incorporate the provisions of Schedule 1.

7.	TENANT’S GUARANTOR

The Tenant’s Guarantor, as primary obligor, guarantees to the Landlord that, starting on the Assignment Date, the Tenant will comply with its obligations under clause 5.2 throughout the Liability Period. If the Tenant defaults, the Tenant’s Guarantor will itself comply with those obligations and will indemnify the Landlord against all losses, costs, damages and expenses properly incurred by the Landlord by that default. This guarantee incorporates the provisions of Schedule 1.

8.	TERMINATION OF THIS LICENCE

8.1	The Landlord may terminate this Licence by written notice to the Tenant if the Assignment Date has not occurred within the period of six months starting on the date of this Licence.

8.2	Any termination of this Licence under clause 8.1 will be:

8.2.1	without prejudice to any rights or remedies of any party to this Licence in respect of or arising from any previous breach by any other party to this Licence; and

8.2.2	without liability on the part of the Landlord to refund any moneys paid in connection with this Licence.

9.	AGREEMENTS

9.1	Nothing in this Licence will:

9.1.1	be deemed to authorise any action other than expressly authorised in clause 3;

9.1.2	release or reduce any liability to the Landlord of the Tenant or any guarantor or other party to the Leases; or

9.1.3	waive or be deemed to waive any breach of the Tenant’s Obligations that may have occurred before the date of this Licence.

9.2	All sums payable by the Tenant under this Licence will be recoverable as rent in arrear in accordance with the Leases prior to the Assignment Date.

9.3

Where any sums become payable under the Leases after the Assignment Date that relate in whole or in part to the period before the Assignment Date, the Assignee will be liable for the whole of the sums payable and the Tenant will indemnify the Assignee against all sums payable to the Landlord pursuant to this clause 9.

9.4	Nothing in this Licence creates any rights benefiting any person under the Contracts (Rights of Third Parties) Act 1999.

10.	NOTICES

Any notices to be served under this Licence will be validly served if served in accordance with the notice provisions in the Leases.

11.	JURISDICTION

11.1	This Licence and any non-contractual obligations arising out of or in connection with it will be governed by the law of England and Wales.

11.2

Subject to clause 11.3, the courts of England and Wales have exclusive jurisdiction to determine any dispute arising out of or in connection with this Licence, including in relation to any non-contractual obligations.

11.3

Any party may seek to enforce an order of the courts of England and Wales arising out of or in connection with this Licence, including in relation to any non-contractual obligations, in any court of competent jurisdiction.

12.	LEGAL EFFECT

This Licence takes effect and binds the parties with effect from the date set out at the beginning of this Licence.

SCHEDULE 1

Guarantee

Guarantor’s obligations

1.1

The Guarantor, as primary obligor, guarantees to the Landlord that it will indemnify the Landlord against all reasonable and proper losses, costs, damages and expenses properly incurred by the Landlord by the Guaranteed Party proposing or entering into any company voluntary arrangement, scheme of arrangement or other scheme having or purporting to have the effect of impairing, compromising or releasing any or all of the obligations of the Guarantor in this Licence.

1.2

If the Landlord in its absolute discretion notifies the Guarantor within three months after the date of any disclaimer of the Reversionary Lease and (if applicable) the Lease, the Guarantor must, within ten working days, at the Landlord’s option either:

1.2.1	at the Guarantor’s own cost (including payment of the Landlord’s proper costs) accept the grant of a lease of the Premises:

(a)	for a term starting and taking effect on the date of the disclaimer of the Reversionary Lease and (if applicable) the Lease;

(b)	ending on the date when the Reversionary Lease would have ended if the disclaimer had not happened;

(c)	at the same rent (and other sums payable); and

(d)	otherwise on the same obligations and conditions in the Reversionary Lease and (if applicable) the Lease; or

1.2.2

pay the Landlord any arrears of the Rents, outgoings and any other sums payable under the Leases plus the amount equivalent to the total of those sums due that would have been payable for the period of 6 months following the disclaimer had there been no such disclaimer.

1.3

Where the guarantee has been given by the Assignee’s Guarantor, references in paragraph 1.2 to the disclaimer of the Reversionary Lease and (if applicable) the Lease will include references to the forfeiture of the Reversionary Lease and (if applicable) the Lease and the Assignee being struck off the register of companies.

1.4

If paragraph 1.2.2 applies then, on receipt of the payment in full, the Landlord must release the Guarantor from its future obligations under its guarantee (but that will not affect the Landlord’s rights in relation to any prior breaches).

1.5	The Guarantor’s liability will not be reduced or discharged by:

1.5.1	any failure for any reason to enforce in full or any delay in enforcement of, any right against, or any concession allowed to the Guaranteed Party or any third party;

1.5.2

any variation of the Leases (but subject always to section 18 of the 1995 Act) (except where such variation is materially adverse to the Guarantor and except that a surrender of part will end the Guarantor’s future liability in respect of the surrendered part);

1.5.3	any right to set-off or counterclaim that the Guaranteed Party or the Guarantor may have;

1.5.4	any death, incapacity, disability or change in the constitution or status of any party to this Licence or of any other person who is liable for the performance of the Tenant’s Obligations;

1.5.5	any amalgamation or merger by any party with any other person, any restructuring or the acquisition of the whole or any part of the assets or undertaking of any party by any other person;

1.5.6	the existence or occurrence of any matter referred to in paragraph 1.6; or

1.5.7	anything else other than a release by the Landlord by deed.

1.6	The matters referred to in paragraph 1.5.6 are:

1.6.1

any Law of Property Act 1925, administrative, court-appointed or other receiver or similar officer is appointed over the whole or any part of the assets of the Guaranteed Party or the Guaranteed Party enters into any scheme or arrangement with its creditors in satisfaction or composition of its debts under the 1986 Act;

1.6.2	the Guaranteed Party is a company or a limited liability partnership:

(a)	the Guaranteed Party enters into liquidation within the meaning of section 247 of the 1986 Act;

(b)	the Guaranteed Party is wound up or a petition for winding up is presented against the Guaranteed Party that is not dismissed or withdrawn within 7 days of being presented;

(c)	a meeting of the Guaranteed Party’s creditors or any of them is summoned under Part I of the 1986 Act;

(d)	a moratorium in respect of the Guaranteed Party comes into force under section 1(A) of and schedule A1 to the 1986 Act;

(e)	an administrator is appointed to the Guaranteed Party; or

(f)	the Guaranteed Party is struck off the register of companies;

1.6.3	the Guaranteed Party is a partnership, it is subject to an event similar to any listed in paragraph 1.6.2 with appropriate modifications so as to relate to a partnership;

1.6.4	if the Guaranteed Party is an individual:

(a)	a receiving order is made against the Guaranteed Party;

(b)	an interim receiver is appointed over or in relation to the Guaranteed Party’s property;

(c)	the Guaranteed Party makes an application to be declared bankrupt, the Guaranteed Party is the subject of a bankruptcy petition or the Guaranteed Party becomes bankrupt;

(d)	the Guaranteed Party applies for or becomes subject to a debt relief order or the Guaranteed Party proposes or becomes subject to a debt management plan; or

(e)	an interim order is made against the Guaranteed Party under Part VIII of the 1986 Act or the Guaranteed Party otherwise proposes an individual voluntary arrangement;

1.6.5	any event similar to any listed in paragraphs 1.6.1 to 1.6.4 occurs in any jurisdiction (whether it be England and Wales, or elsewhere); and

1.6.6	any event similar to any listed in paragraphs 1.6.1 to 1.6.5 occurs in relation to the Guarantor.

1.7

The Guarantor must not claim in competition with the Landlord in the insolvency of the Guaranteed Party and must not take any security, indemnity or guarantee from the Guaranteed Party in respect of the Tenant’s Obligations.

1.8	Nothing in this paragraph 1 may impose any liability on the Guarantor that exceeds the liability that it would have had were it the tenant of the Leases.

RENT DEPOSIT DEED

Dated:	2021

(1)	Knightsbridge Green Limited

(2)	Babylon Partners Limited

Rent deposit deed

Relating to leases of premises known as Level 1, 1 Knightsbridge Green, London SW1

CONTENTS

RENT DEPOSIT DEED

THIS RENT DEPOSIT DEED is made on    2021

PARTIES

(1)

KNIGHTSBRIDGE GREEN LIMITED (a company incorporated in the British Virgin Islands) whose address for service is c/o Eversheds Sutherland (International) LLP, One Wood Street, London EC2V 7WS (Ref LKM) and any Successor (the “Landlord”); and

(2)

BABYLON PARTNERS LIMITED (incorporated and registered in England and Wales under company registration number 08493276), the registered office of which is at 60 Sloane Avenue, London SW3 3DD (the “Tenant”).

IT IS AGREED AS FOLLOWS:

1.	DEFINITIONS

This Deed uses the following definitions:

“Bank”

any bank that the Landlord may nominate;

“Covenants”

the tenant’s obligations and conditions contained in the Leases;

“Deposit”

One million one hundred and thirteen thousand seven hundred and twenty one pounds and twenty pence (£1,113,721.20) ) being an amount equivalent to 12 months’ annual rent payable under the Leases plus an amount equivalent to VAT to be paid by the Tenant to the Landlord in two tranches as follows:

(i)	£556,860.60 to be paid to the Landlord by the Tenant on the date of this Deed; (“the Initial Sum”) and

(ii)	£556,860.60to be paid to the Landlord by the Tenant on or before 1 September 2021;

“Deposit Account”

a separate interest-bearing deposit account opened with the Bank;

“Deposit Balance”

the balance from time to time standing to the credit of the Deposit Account;

“Disposal”

the transfer of the Landlord’s interest in the Premises or the grant of a lease out of that interest that takes effect subject to the terms of the Leases;

CONTENTS

“Event of Default”

one or more of the following events:

(a)	the disclaimer of the Leases by the Crown or by a liquidator or trustee in bankruptcy of the Tenant;

(b)	if the Tenant is a company, the Tenant is struck off the register of companies or otherwise ceases to exist; and

(c)	the forfeiture of the Leases;

“Lease”

a lease dated 10 May 2002 between (1) The Prudential Assurance Company Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

“Leases”

means together the Lease and the Reversionary Lease;

“Minimum Balance”

£556,860.60 until and including 31 August 2021 and, thereafter, £1,113,721.20 but provided that, subject to clause 6.2, the Minimum Balance from the Release Date shall be £556,860.60;

“Premises”

the premises known as Level 4, 1 Knightsbridge Green, London SW1 described in more detail in the Leases;

“Release Date”

subject to clause 6.2, 28 March 2024;

“Repayment Date”

the earlier of:

(a)	the date on which the Tenant lawfully assigns the Leases;

(b)	the first date on which the following conditions are satisfied:

(i)	the Reversionary Lease has come to an end, other than by an Event of Default; and

(ii)	the Tenant gives back the Premises with vacant possession;

“Reversionary Lease”

a reversionary lease dated 16 January 2015 between (1) Knightsbridge Green Limited (2) J Walter Thompson Group Limited and (3) WPP Group (UK) Limited and any document supplemental to it;

CONTENTS

“Secured Liabilities”

the payment of all sums required for one or more of the following:

(a)	to make good any loss or damage to the Landlord arising from any breach by the Tenant of the Covenants;

(b)

to make good any loss or damage to the Landlord arising from an Event of Default, including any sums for which the Landlord is entitled to prove in the winding up or bankruptcy of the Tenant whether or not following a disclaimer of the Leases; and

“Successor”

the person who becomes the immediate landlord of the Tenant following a Disposal.

2.	INTERPRETATION

In this Deed:

2.1	“notify”, “notifies” or “notifying” means notify or notifying in writing;

2.2	“VAT” has the meaning given to it in the Leases;

2.3	where appropriate, the singular includes the plural and vice versa, and one gender includes any other;

2.4	obligations owed by or to more than one person are owed by or to them jointly and severally;

2.5	an obligation to do something includes an obligation not to waive any obligation of another person to do it;

2.6	an obligation not to do something includes an obligation not to permit or allow another person to do it;

2.7	“includes”, “including” and similar words are used without limitation or qualification to the subject matter of the relevant provision; and

2.8	if any provision is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remainder of this Deed will be unaffected.

3.	DEPOSIT ACCOUNT

3.1

If it has not already done so, the Landlord must open the Deposit Account as soon as reasonably practicable after the date of this Deed and, in any event, within 3 working days of completion of this Deed.

3.2

The Tenant must provide all information about the Tenant required by the Bank to open and maintain the Deposit Account including any details of the directors and shareholders of the Tenant and evidence of their identity required by the Bank.

3.3

The Bank’s costs for opening and operating the Deposit Account will be deducted from any interest earned on the Deposit Account and any balance of those costs must be paid by the Tenant within 10 working days of demand.

CONTENTS

4.	CHARGE

4.1

The Landlord acknowledges receipt of the Initial Sum in respect of the Deposit from the Tenant and must pay it into the Deposit Account within 5 working days of completion of this Deed. The Landlord shall provide to the Tenant details of the Deposit Account within 2 working days thereafter.

4.2

The Tenant must pay the balance of the Deposit in the sum of £556,860.60 to the Landlord on or before 1 September 2021 to be held on the terms of this Deed and so that each tranche of the Deposit paid by the Tenant is charged to the Landlord by way of first fixed charge.

4.3	The Tenant must pay and discharge the Secured Liabilities on demand when they are due to the Landlord.

4.4	The Tenant with full title guarantee and as continuing security for the Secured Liabilities charges the Deposit Balance by way of first fixed charge to the Landlord.

4.5

The charge created by clause 4.4 is a “a charge in favour of a landlord on a cash deposit given as security in connection with the lease of land” for the purposes of section 859A(6)(a) Companies Act 2006.

4.6	The Tenant warrants to the Landlord that:

4.6.1

no person having any charge or other form of security over the assets of the Tenant is required to consent to the Tenant entering into this Deed or has the benefit of any covenant preventing the Tenant entering into this Deed; and

4.6.2	the Deposit is, and any further sums paid into the Deposit Account will be, free from any charge, lien or incumbrance in favour of any third party, whether legal or equitable.

4.7	The Tenant must not create any other legal or equitable charge (whether fixed or floating), lien or encumbrance over the Deposit Balance ranking in priority to the security created by this Deed.

4.8

The Tenant must promptly and at its own cost execute any document and take any action that the Landlord at any time reasonably requires in order to protect and preserve the security created by this Deed and for the priority of that security.

4.9	The security created by this Deed is in addition to and is not to merge with, prejudice or affect any other security interest of the Landlord in relation to the Tenant.

5.	DEPOSIT BALANCE

5.1	The Landlord acknowledges that:

5.1.1	the Deposit Balance is and remains beneficially the property of the Tenant subject to the charge created by clause 4.4 and the Bank has been notified in writing of this fact; and

5.1.2	it must not make any withdrawals from the Deposit Account except on the terms of this Deed.

CONTENTS

5.2	The Tenant acknowledges that the Landlord is entitled to make withdrawals from the Deposit Account on the terms of this Deed and that any money so withdrawn will become the property of the Landlord.

5.3

The Landlord may notify the Tenant that the Deposit Balance is to be reduced by such sum as may be specified to settle any of the Secured Liabilities. If the Tenant does not pay to the Landlord the sums specified within 10 working days after being notified, the Landlord may withdraw those sums from the Deposit Account.

5.4	The Tenant must pay to the Landlord on demand such further sums as may be required to ensure that the Deposit Balance is at all times equal to the Minimum Balance.

5.5	The Landlord must pay any sums received from the Tenant under clause 5.4 into the Deposit Account within 2 working days of receipt and they will form part of the Deposit Balance.

5.6	Interest earned on the Deposit Account must be credited to the Deposit Account. It will form part of the Deposit Balance until paid to the Tenant in accordance with clause 6.

6.	RELEASE DATE

6.1

Subject to clause 6.2 and clause 6.3, on the Release Date, the Landlord will pay to the Tenant the amount by which the Deposit Balance (after deducting any outstanding Secured Liabilities at the Release Date) exceeds the Minimum Balance (“the Release Date Repayment”).

6.2	This clause 6 will cease to apply in the case of an Event of Default.

6.3	If, at the Release Date, the Tenant is in arrears for any part of the yearly rent payable under the Leases, or there are any outstanding material breaches by the Tenant of the Covenants, the Landlord:

6.3.1	will not be required to pay the Release Date Repayment to the Tenant on the Release Date;

6.3.2

shall notify the Tenant that it will not be releasing the Release Date Repayment to the Tenant in writing within 5 working days of the Release Date together with details of the arrears or the material breach of the Covenants; and

6.3.3

shall, within 10 working days of the arrears being settled and/or material breach of the Covenants being remedied by the Tenant (as the case may be), pay to the Tenant the amount by which the Deposit Balance at that date (after deducting any outstanding Secured Liabilities at that date) exceeds the Minimum Balance.

7.	REPAYMENT OF THE DEPOSIT BALANCE

7.1	Within 10 working days after the Repayment Date, the Landlord must pay to the Tenant an amount equal to the Deposit Balance on that date and any interest up to that date but after deducting:

7.1.1	any outstanding Secured Liabilities at the Repayment Date; and

7.1.2	any outstanding costs of the Bank, including any costs payable on the closure of the Deposit Account.

7.2	If any Secured Liabilities are due at the Repayment Date but are unquantified at this date:

CONTENTS

7.2.1	the Landlord may deduct from the sums payable under clause 7.1 an amount equal to the Landlord’s reasonable estimate, to be made in good faith, of those Secured Liabilities;

7.2.2	any sums so deducted must be held in the Deposit Account on the terms of this Deed until the relevant Secured Liabilities have been quantified;

7.2.3	the Landlord must quantify the relevant Secured Liabilities as soon as reasonably practicable; and

7.2.4

when the relevant Secured Liabilities have been quantified, the Landlord must deduct the amount of those Secured Liabilities from the Deposit Account and must pay any credit balance on the Deposit Account to the Tenant within 10 working days of the Secured Liabilities having been quantified.

7.3	Following the repayment of the whole of the Deposit Balance, the Landlord must close the Deposit Account.

8.	DISPOSALS

8.1	Following a Disposal the Landlord must:

8.1.1	notify the Tenant of the name and address of its Successor; and

8.1.2	either:

(a)	give a mandate to the Bank authorising the Bank to accept its Successor as the signatory to the Deposit Account and the person entitled to operate the Deposit Account; or

(b)

procure that the Successor opens a new Deposit Account and credits an amount equivalent to the Deposit Balance to it within 5 working days of receipt and gives details to the Tenant of the new Deposit Account within 5 working days thereafter, such Deposit Balance to be held on the terms of this Deed.

8.2	Subject to the Landlord complying with clause 8.1, the Landlord making the Disposal will not be liable for any breach of its obligations in this Deed arising after the date of the Disposal.

9.	LEGAL EFFECT

This Deed is supplemental to the Leases. A breach of the terms of this Deed will be treated as a breach of the terms of the Leases and the Landlord will have the same rights and remedies in respect of that breach as it would have in respect of a breach of the terms of the Leases, including for the payment of interest on payments that are due under this Deed that are not paid within 10 working days of demand.

CONTENTS

This document is executed as a deed and delivered on the date stated at the beginning of this document.

CONTENTS

Executed as a deed by	)	KNIGHTSBRIDGE GREEN
LIMITED KNIGHTSBRIDGE GREEN	)
LIMITED a	)	Signature in the name of the) company
company incorporated in the	)
BRITISH VIRGIN ISLANDS	)
acting by QAZI HANNAN	)
BHATTI who, in accordance is with the	)
laws of that territory,	)	Signature in the name of the) company
acting under the authority	)
of that company	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

Executed as a deed by =	)
BABYLON PARTNERS LIMITED	)	Signature of director
Acting by one directors in	)

In the presence of:

Signature of Witness:

Name of Witness:

Address of Witness:

CONTENTS

Executed as a deed by	)
WUNDERMAN THOMPSON (UK) LIMITED	)
Acting by one directors in	)
The presence of	)
)
In the presence of:	)
	)	Signature of director
)
Signature of Witness:	)
)
***

Executed as a deed by =
WPP GROUP (UK) LTD
acting by one directors in
the presence of:
	)	Signature of director
In the presence of:	)
)
Signature of Witness:

***